           As filed with the Securities and Exchange Commission on June 28, 2005
                                                         1933 Act No. 333-123467
                                                         1940 Act No.  811-21732

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No. 1

                          Post-Effective Amendment No.

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 1

                        (Check appropriate box or boxes)

                                    MGI FUNDS
               (Exact Name of Registrant as Specified in Charter)

                 1166 Avenue of the Americas, New York, NY 10036
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 345-6531
              (Registrant's Telephone Number, including Area Code)

           David M. Goldenberg, Esq., Mercer Global Investments, Inc.
                 1166 Avenue of the Americas, New York, NY 10036
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                              Bruce G. Leto, Esq.
                             Mark A. Sheehan, Esq.
                    Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

Approximate  Date of Proposed  Public  Offering:  As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

/_/  immediately upon filing pursuant to paragraph (b) of Rule 485

/_/  on (date) pursuant to paragraph (b) of Rule 485

/_/  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/_/  on (date) pursuant to paragraph (a)(1) of Rule 485

/_/  75 days after filing pursuant to paragraph (a)(2) of Rule 485

/_/  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/_/  This  post-effective  amendment  designates  a  new  effective  date  for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such dates as may be necessary to delay its effective date until the Registrant  shall file a further amendment  which  specifically  states that this  Registration  Statement  shall thereafter  become  effective in accordance  with Section 8(a) of the Securities
Act of 1933 or until this Registration  Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), may determine.

                   Preliminary Prospectus, dated June __, 2005
                              Subject to Completion

MGI FUNDS(TM)

     MGI US Large Cap Growth Equity Fund
     MGI US Large Cap Value Equity Fund
     MGI US Small/Mid Cap Growth Equity Fund
     MGI US Small/Mid Cap Value Equity Fund
     MGI Non-US Core Equity Fund
     MGI Core Opportunistic Fixed Income Fund
     MGI US Short Maturity Fixed Income Fund

Prospectus

June __, 2005

This prospectus offers Class Y-1, Class Y-2, and Class Y-3 shares (together, the
"Class Y Shares") in the seven series (each a "Fund," and together, the "Funds")
of the MGI Funds (the "Trust").  Each class has different ongoing expenses. This prospectus  explains what you should know about each Fund and the Class Y Shares of the Funds before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the "Advisor") manages the Funds.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has  approved or  disapproved  these  securities  or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The  information  in this  prospectus is not complete and may be changed.  These securities  may not be sold  until the  registration  statement  filed  with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these  securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

              Not FDIC Insured. May lose value. No bank guarantee

                                    Contents

Appendix

Summary of the Funds

Each Fund's investment objective, principal investment strategies, and principal risks  are set  forth  below.  This  summary  is  intended  to  provide  a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included  later in this  prospectus  under  "Principal  Investment
Strategies and Related Risks."

The Manager of Managers Structure

The Advisor is responsible for  constructing and monitoring the asset allocation and portfolio  strategies for the Funds,  consistent with each Fund's investment objective,  strategies,  and risks.  The Advisor believes that it is possible to enhance  shareholder  value by using one or more subadvisory firms to manage the assets of each Fund. Therefore,  the Advisor intends to manage each Fund using a
"manager of managers"  approach by selecting one or more  subadvisors  to manage each Fund, based upon the Advisor's evaluation of the subadvisor's expertise and performance in managing the asset class in which the Fund will invest.

Securities  are  selected  for each  Fund's  portfolio  using a  combination  of traditional and fundamental  investment  tools and quantitative  analysis.  Each
Fund  generally   relies  on  the   professional   judgment  of  its  respective
subadvisor(s)  to make decisions about the Fund's portfolio  holdings,  and each subadvisor  employs its own  proprietary  processes  and  disciplines  to select securities and manage a Fund's investment portfolio (or portion of a portfolio).
A  description  of the  subadvisors  currently  employed  by the  Funds  and the subadvisors'  individual  securities  selection  processes  can be  found  under
"Principal Investment Strategies and Related Risks."

Investment Objectives and Principal Investment Strategies

Each Fund has its own distinct  investment  objective  that it seeks to achieve.
The Funds'  investment  objectives may be changed without  shareholder  approval
(although a Fund will provide  advance  notice to  shareholders  before any such change takes  effect).  There can be no  guarantee  that a Fund will achieve its investment objective.

---------------------------- --------------------- ------------------------------ -----------------------------
          Fund Name           Investment Objective     Principal Investment          Principal Risk Factors
                                                            Strategies
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI US Large Cap Growth      Long-term total       |X|  Invests principally       |X|  Growth Stock Risk
Equity Fund                  return, which              in equity securities
                             includes capital           issued by large           |X|  Management
                             appreciation and           capitalization U.S.            Techniques Risk
                             income                     companies; "large
                                                        capitalization U.S.       |X|  Non-Diversification
                                                        companies" are                 Risk
                                                        companies with market
                                                        capitalizations that
                                                        are within the range of
                                                        companies represented
                                                        in the Russell 1000(R)
                                                        Index.  As of June 30,
                                                        2005, the
                                                        capitalization range of
                                                        companies included in
                                                        the Russell 1000 Index
                                                        was between $__ billion
                                                        and $__ billion.

                                                   |X|  Generally invests
                                                        in companies that have
                                                        higher earnings and/or
                                                        revenue growth
                                                        histories or
                                                        expectations.
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI US Large Cap Value       Long-term total       |X|  Invests principally       |X|  Value Stock Risk
Equity Fund                  return, which              in equity securities
                             includes capital           issued by large           |X|  Management
                             appreciation and           capitalization U.S.            Techniques Risk
                             income                     companies; "large
                                                        capitalization U.S.       |X|  Non-Diversification
                                                        companies" are                 Risk
                                                        companies with market
                                                        capitalizations that
                                                        are within the range of
                                                        companies represented
                                                        in the Russell 1000
                                                        Index.  As of June 30,
                                                        2005, the
                                                        capitalization range of
                                                        companies included in
                                                        the Russell 1000 Index
                                                        was between $__ billion
                                                        and $__ billion.

                                                   |X|  Generally invests
                                                        in stocks that appear
                                                        to be undervalued based
                                                        on the stocks'
                                                        intrinsic value
                                                        relative to their
                                                        current market prices.
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI US Small/Mid Cap Growth  Long-term total       |X|  Invests principally       |X|  Growth Stock Risk
Equity Fund                  return, comprised          in equity securities
                             primarily of capital       issued by                 |X|  Small and Medium
                             appreciation               small-to-medium                Capitalization Stock
                                                        capitalization U.S.            Risk
                                                        companies;
                                                        "small-to-medium          |X|  Management
                                                        capitalization U.S.            Techniques Risk
                                                        companies" are
                                                        companies with market     |X|  Non-Diversification
                                                        capitalizations between        Risk
                                                        $25 million and the
                                                        largest company           |X|  Portfolio Turnover
                                                        represented in the             Risk
                                                        Russell 2500(TM)Index.
                                                        As of June 30, 2005,
                                                        the capitalization of
                                                        the largest company
                                                        included in the Russell
                                                        2500 Index was $__
                                                        billion.
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI US Small/Mid Cap Value   Long-term total       |X|  Invests principally       |X|  Value Stock Risk
Equity Fund                  return, comprised          in equity securities
                             primarily of capital       issued by                 |X|  Small and Medium
                             appreciation               small-to-medium                Capitalization Company
                                                        capitalization U.S.            Risk
                                                        companies;
                                                        "small-to-medium          |X|  Management
                                                        capitalization U.S.            Techniques Risk
                                                        companies" are
                                                        companies with market     |X|  Non-Diversification
                                                        capitalizations between        Risk
                                                        $25 million and the
                                                        largest company
                                                        represented in the
                                                        Russell 2500 Index.  As
                                                        of June 30, 2005, the
                                                        capitalization of the
                                                        largest company
                                                        included in the Russell
                                                        2500 Index was $__
                                                        billion.
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI Non-US Core Equity Fund  Long-term total       |X|  Invests principally       |X|  Foreign and
                             return, which              in equity securities           Emerging Markets
                             includes capital           issued by non-U.S.             Investments Risk
                             appreciation and           companies of any size,
                             income                     located in the world's    |X|  Currency Exchange
                                                        developed capital              Rate Risk
                                                        markets.
                                                                                  |X|  Political and
                                                                                       Economic Risk

                                                                                  |X|  Growth Stock Risk

                                                                                  |X|  Small and Medium
                                                                                       Capitalization Stock
                                                                                       Risk

                                                                                  |X|  Management
                                                                                       Techniques Risk

                                                                                  |X|  Non-Diversification
                                                                                       Risk
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI Core Opportunistic Fixed Total return,         |X|  Invests principally       |X|  Credit Risk
Income Fund                  consisting of both         in investment grade
                             current income and         fixed income              |X|  Derivatives Risk
                             capital appreciation       securities, including
                                                        government securities     |X|  Interest Rate Risk
                                                        and corporate bonds.
                                                                                  |X|  Foreign and
                                                   |X|  Managed to maintain            Emerging Markets
                                                        a duration within 20%          Investments Risk
                                                        of the duration of the
                                                        Lehman Brothers U.S.      |X|  High Yield
                                                        Aggregate Bond (TM) Index      Securities Risk
                                                        (as of May 31, 2005,
                                                        the duration of the       |X|  Mortgage-Backed and
                                                        Index was approximately        Asset-Backed Securities
                                                        4.2 years).                    Risk

                                                                                  |X|  U.S. Government
                                                                                       Securities Risk

                                                                                  |X|  Management
                                                                                       Techniques Risk

                                                                                  |X|      Non-Diversification
                                                                                       Risk
---------------------------- --------------------- ------------------------------ -----------------------------
---------------------------- --------------------- ------------------------------ -----------------------------
MGI US Short Maturity Fixed  Safety of principal   |X|  Invests principally       |X|  Credit Risk
Income Fund                  and a moderate level       in investment grade
                             of income                  fixed income securities   |X|  Derivatives Risk
                                                        of U.S. issuers,
                                                        including government      |X|  Interest Rate Risk
                                                        securities and
                                                        corporate bonds.          |X|  Mortgage-Backed and
                                                                                       Asset-Backed Securities
                                                   |X|  Maintains an                   Risk
                                                        average dollar-weighted
                                                        portfolio maturity of     |X|  U.S. Government
                                                        one to three years.            Securities Risk

                                                                                  |X|  Management
                                                                                       Techniques Risk

                                                                                  |X|  Non-Diversification
                                                                                       Risk
---------------------------- --------------------- ------------------------------ -----------------------------

Principal Risks

The principal risks that could adversely affect the value of a Fund's shares and the total return on your investment (as indicated above) include:

Credit Risk         Issuers  of  debt  securities  may be  unable  to  make  the required  payments of interest and/or  principal at the time that such  payments  are due.  In  addition,  changes  in an issuer's  credit  rating or the  market's  perception  of an issuer's  creditworthiness  can also  adversely  affect  the values  of the  securities.  While the  fixed  income  Funds primarily  invest in securities of investment grade issuers, those issuers may still default on their obligations.

Currency Exchange
Rate Risk           Foreign  securities  may be issued  and  traded  in  foreign currencies.  As a result,  the values of foreign  securities may be affected by changes in exchange rates between foreign
                    currencies  and  the  U.S.   dollar,   as  well  as  between
                    currencies of countries  other than the United  States.  For example,  if the value of the U.S. dollar increases relative to a particular foreign currency, an investment  denominated in that foreign  currency  will decrease in value because it will be worth fewer U.S. dollars.

Derivatives Risk    Derivatives  are financial  instruments,  the value of which depends  upon,  or is derived  from,  the value of something else, such as one or more underlying  investments,  pools of investments, indexes, or currencies. Examples of derivatives are  futures,  options,  warrants,  and  swap  contracts.  A
                    subadvisor  may  use   derivatives   both  for  hedging  and
                    non-hedging  purposes,  although it is anticipated  that the use of  derivatives  within  the  Funds  will  generally  be limited to maintaining  exposure to certain market  segments
                    or  asset  classes,   or  facilitating   certain   portfolio
                    transactions.  Investments  in  derivatives  may be  applied toward meeting a requirement to invest in a particular  kind
                    of   investment   if   the    derivatives    have   economic
                    characteristics similar to that investment.

                    Derivatives  involve special risks and may result in losses.
                    The successful use of derivatives  depends on the ability of a subadvisor to manage these sophisticated instruments.  The prices of derivatives may move in unexpected ways due to the use of  leverage  or other  factors,  especially  in unusual market conditions, and may result in increased volatility.

                    Other risks  arise from the Funds'  potential  inability  to terminate or sell derivatives  positions. A liquid secondary market  may not  always  exist  for the  Funds'  derivatives
                    positions.   In  fact,  many  over-the-counter   instruments
                    (investments  not traded on an exchange) will not be liquid.
                    Over-the-counter  instruments also involve the risk that the counterparty to the derivative transaction will not meet its obligations.  For  further  information  about  the risks of derivatives, see the SAI.

Foreign and
Emerging Markets    Investing  in  foreign  and  emerging   markets   securities
Investments Risk    typically   involves  more  risks  than  investing  in  U.S.
                    securities.  These  risks can  increase  the  potential  for losses  in the  Funds  and  affect  their  respective  share prices. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign  securities are generally higher than for comparable securities  issued in the U.S. Many foreign  governments may
                    supervise  and  regulate   their   financial   markets  less
                    stringently  than  the  United  States  does.  In  addition, foreign  issuers are generally not subject to the same types of accounting, auditing, or financial reporting standards as those applicable to U.S. issuers.  As a result, with respect to foreign  issuers,  there may be less  publicly  available
                    information   regarding   their   operations  and  financial
                    condition, and the information that is available may be less reliable.  Generally,  each of the risks involved in foreign investing  is more  severe  for  securities  of  issuers  in countries with emerging capital markets.

Growth Stock Risk   Companies  with strong growth  potential  (both domestic and foreign) tend to have higher than average  price-to-earnings ratios,  meaning that these stocks are more  expensive  than average  relative  to the  companies'  earnings.  The market prices of equity  securities  of growth  companies are often
                    quite  volatile,   since  the  prices  may  be  particularly
                    sensitive to economic,  market, or company  developments and may present a higher degree of risk of loss.

High Yield
Securities Risk     These fixed  income  securities  generally  have more credit risk  than  higher-rated  securities,  are  more  likely  to encounter financial difficulties, and are more vulnerable to changes in the economy.  Securities  rated below  investment grade,  sometimes  called "junk bonds,"  generally have more credit risk than higher-rated securities.  Companies issuing high  yield,  fixed  income  securities  are  not as  strong financially as those issuing  securities  with higher credit ratings.  These  companies  are  more  likely  to  encounter financial difficulties and are more vulnerable to changes in the economy,  such as a recession  or a sustained  period of rising  interest  rates that could affect  their  ability to make  interest and  principal  payments.  If an issuer stops making interest and/or principal  payments,  payments on the
                    securities  may  never  resume.   These  securities  may  be
                    worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than  higher-quality  securities.  The prices of high-yield,
                    fixed  income   securities  are   especially   sensitive  to
                    developments affecting the company's business and to changes in the  ratings  assigned  by rating  agencies.  High  yield securities  generally  are less liquid  than  higher-quality
                    securities.   Many  of  these   securities   do  not   trade
                    frequently,  and when they do  trade,  their  prices  may be significantly higher or lower than expected.

Interest Rate       Changes in interest rates may adversely affect the values of
Risk                the securities  held in each Fund's  portfolio.  In general, the  prices  of debt  securities  fall when  interest  rates increase, and rise when interest rates decrease.  Typically, the  longer  the  maturity  of a  debt  security,  the  more sensitive  the debt  security is to price shifts as a result of interest rate changes.

Management
Techniques Risk     The  investment  strategies,  techniques,  and risk analyses employed  by the  subadvisors,  while  designed  to  enhance potential returns,  may not produce the desired results. The subadvisors  may be  incorrect in their  assessments  of the value  of  securities  or their  assessments  of  market  or interest  rate  trends,  which  can  result in losses to the
                    Funds.

Market Risk         The risk that movements in financial  markets will adversely affect the price of the Fund's  investments,  regardless  of how well the  companies in which the Fund  invests  perform.
                    The market as a whole may not favor the types of investments the Fund makes. Also, the risk that the price of one or more of  the  securities  or  other  instruments  in  the  Fund's portfolio will fall, or will fail to rise.  Many factors can adversely  affect a security's  performance,  including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Mortgage-Backed
and Asset-Backed    The fixed  income  Funds may invest in  mortgage-backed  and
Securities Risk     asset-backed  securities.   Mortgage-backed  securities  are
                    securities  representing  interests  in  pools  of  mortgage loans.  These  securities  generally  provide  holders  with payments  consisting  of both  interest and principal as the mortgages  in the  underlying  mortgage  pools are paid off.
                    When  interest  rates  fall,   borrowers  may  refinance  or
                    otherwise repay  principal on their  mortgages  earlier than
                    scheduled.    When   this   happens,    certain   types   of
                    mortgage-backed  securities  will be paid off  more  quickly than  originally  anticipated,  and a Fund may be  forced to reinvest in obligations  with lower yields than the original obligations.

                    Asset-backed   securities   are  securities  for  which  the
                    payments of interest  and/or  principal are backed by loans, leases, and other receivables.  Asset-backed  securities are
                    subject   to  many  of  the   same   types   of   risks   as
                    mortgage-backed   securities.   In   addition,   issuers  of
                    asset-backed  securities may have limited ability to enforce the security interest in the underlying  assets,  and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Non-
Diversification     Each  Fund is  non-diversified.  As a  result,  each Fund is
Risk                subject  to the risk  that it will be more  volatile  than a diversified fund because the Fund may invest its assets in a smaller  number of issuers.  Because of this,  the gains and losses on a single  security may have a greater  impact on a
                    Fund's net asset value.

Political and
Economic Risk       The political,  legal,  economic,  and social  structures of some foreign  countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external  conflicts and currency devaluations.

Portfolio Turnover
Risk                High  portfolio  turnover  may  result in  higher  costs for brokerage commissions, transaction costs, and capital gains.

Small and Medium
Capitalization      The   securities   of   companies   with  small  and  medium
Stock Risk          capitalizations  may involve greater  investment  risks than securities of companies  with large  capitalizations.  Small and medium capitalization  companies may have an unproven or
                    narrow   technological   base  and  limited  product  lines,
                    distribution channels,  market, and financial resources, and the small and medium  capitalization  companies  also may be
                    dependent   on   entrepreneurial   management,   making  the
                    companies   more   susceptible   to  certain   setbacks  and
                    reversals.  As a result,  the securities of small and medium capitalization  companies  may be subject to more  abrupt or erratic movements than securities of larger  companies,  may have  limited  marketability,  and may be less  liquid  than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S.  standards  and may be  subject  to  risks  that are similar  to the  risks  that may  affect  small  and  medium capitalization  U.S.  companies.  Securities  of  small  and medium  capitalization  companies  also may pay no,  or only small, dividends.

U.S. Government
Securities Risk     U.S.  government agency obligations have different levels of credit support,  and therefore,  different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and
                    credit   of  the   U.S.,   such  as  the   Federal   Housing
                    Administration  or Ginnie Mae,  present  little credit risk.
                    Other  securities  issued by agencies and  instrumentalities sponsored by the U.S.  government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal
                    Home Loan  Banks,  and  securities  issued by  agencies  and instrumentalities  sponsored by the U.S. government that are supported only by the credit of the issuing  agencies,  such as Freddie  Mac and  Fannie  Mae,  are  subject to a greater degree of credit risk.

Value Stock Risk    Value  stocks  represent  companies  that tend to have lower average price to earnings  ratios and are therefore  cheaper than  average  relative to the  companies'  earnings.  These companies  may have  relatively  weak  balance  sheets  and, during economic  downturns,  they may have insufficient cash flow to pay their debt  obligations  and difficulty  finding
                    additional   financing  needed  for  their   operations.   A
                    particular  value  stock  may  not  increase  in  price,  as anticipated by the  subadvisor,  if other  investors fail to recognize  the  stock's  value  or  the  catalyst  that  the subadvisor  believes  will  increase  the price of the stock does not  affect  the price of the stock in the manner or to the degree that the subadvisor  anticipates.  Also, cyclical stocks  tend  to  increase  in  value  more  quickly  during economic upturns than non-cyclical  stocks, but also tend to lose value more quickly in economic downturns.

Finally,  you may lose money by investing in a Fund.  The  likelihood of loss is greater if you invest for a shorter  period of time.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal  Deposit
Insurance  Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

Performance

There is no performance  information  presented for the Funds,  as the Funds had not commenced investment operations as of the date of this prospectus.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to the subadvisors.

Fees and Expenses

These tables  summarize  the fees and expenses that you may pay if you invest in the Class Y Shares of the Funds.

Shareholder Fees (fees paid directly from your investment)(1)

                                             Class Y-1   Class Y-2    Class Y-3

Redemption Fee (as a percentage
of total redemption proceeds,                    2.00%        2.00%       2.00%
if applicable)(2)..........................

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)

                                                                    Total
                                       Distribution                 Annual
                                          and/or                     Fund       Management Fee
                           Management    Service        Other     Operating    Waiver/ Expense     Net
                            Fees(4)    (12b-1) Fees   Expenses(5)  Expenses     Reimbursements    Expenses(6)

MGI US Large Cap Growth
   Equity Fund
   Class Y-1                   0.55%       0.25%         0.30%        1.10%         0.10%          1.00%
   Class Y-2                   0.55%       None          0.25%        0.80%         0.10%          0.70%
   Class Y-3                   0.55%       None          0.10%        0.65%         0.10%          0.55%
MGI US Large Cap Value
   Equity Fund
   Class Y-1                   0.53%       0.25%         0.30%        1.08%         0.10%          0.98%
   Class Y-2                   0.53%       None          0.25%        0.78%         0.10%          0.68%
   Class Y-3                   0.53%       None          0.10%        0.63%         0.10%          0.53%
MGI US Small/Mid Cap
   Growth Equity Fund
   Class Y-1                   0.90%       0.25%         0.30%        1.45%         0.10%          1.35%
   Class Y-2                   0.90%       None          0.25%        1.15%         0.10%          1.05%
   Class Y-3                   0.90%       None          0.10%        1.00%         0.10%          0.90%
MGI US Small/Mid Cap
   Value Equity Fund
   Class Y-1                   0.90%       0.25%         0.30%        1.45%         0.10%          1.35%
   Class Y-2                   0.90%       None          0.25%        1.15%         0.10%          1.05%
   Class Y-3                   0.90%       None          0.10%        1.00%         0.10%          0.90%
MGI Non-US Core Equity
   Fund
   Class Y-1                   0.75%       0.25%         0.30%        1.30%         0.05%          1.25%
   Class Y-2                   0.75%       None          0.25%        1.00%         0.05%          0.95%
   Class Y-3                   0.75%       None          0.10%        0.85%         0.05%          0.80%
MGI Core Opportunistic
   Fixed Income Fund
   Class Y-1                   0.35%       0.25%         0.30%        0.90%         0.10%          0.80%
   Class Y-2                   0.35%       None          0.25%        0.60%         0.10%          0.50%
   Class Y-3                   0.35%       None          0.10%        0.45%         0.10%          0.35%
MGI US Short Maturity
   Fixed Income Fund
   Class Y-1                   0.25%       0.25%         0.30%        0.80%         0.05%          0.75%
   Class Y-2                   0.25%       None          0.25%        0.50%         0.05%          0.45%
   Class Y-3                   0.25%       None          0.10%        0.35%         0.05%          0.30%

(1)  Securities   dealers,   financial   intermediaries,   or  other   financial
     institutions,  including an  affiliate of the Advisor,  may charge a fee to process a redemption of shares.

(2)  A 2.00%  redemption  fee  payable to the  applicable  Fund may apply to any shares that are redeemed within 30 days of purchase.

(3)  The fees and expenses are based on estimated amounts for the current fiscal year.

(4)  For each Fund,  other than the MGI US Small/Mid  Cap Growth Equity Fund and
     MGI US Small/Mid Cap Value Equity Fund,  the Fund's  Investment  Management
     Agreement includes a breakpoint where the Fund's investment  management fee is reduced by 2 basis  points to the extent the Fund's  assets  exceed $750 million.

(5)  In the case of  Class  Y-1 and  Class  Y-2  shares,  includes  an  internal administrative  fee of 0.10%  and 0.05%  paid by the Funds to the  Advisor, respectively.  The  "Other  Expenses"  item,  which is  based on  estimated amounts  for the current  fiscal  year,  also  includes  custodial,  legal, transfer agent, and sub-transfer agent payments.

(6)  The Trust,  with respect to each Fund,  and the Advisor have entered into a written  contractual  fee waiver and expense  reimbursement  agreement (the
     "expense reimbursement agreement") pursuant to which the Advisor has agreed to waive a portion of its fees and/or to  reimburse  expenses to the extent that each Fund's  expenses  otherwise would exceed the "Net Expenses" rates shown in the table  above  for the  Class  Y-1,  Class  Y-2,  and Class Y-3 shares, as applicable,  of the Fund. Pursuant to the expense  reimbursement agreement,  the  Advisor  is  entitled  to be  reimbursed  for any fees the
     Advisor  waives and Fund expenses that the Advisor  reimburses for a period of three years  following such fee waivers and expense  reimbursements,  to the extent that such  reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable  expense  limitation that is in place for the Fund. The expense reimbursement agreement will remain in effect through
     May 17,  2006,  and will  continue in effect  from year to year  thereafter unless terminated by the Trust or the Advisor.

Examples

The  examples  below are  intended to help you compare the costs of investing in the Class Y Shares  of the  Funds  with the cost of  investing  in other  mutual funds.  The examples assume that you invest $10,000 in the Class Y-1, Class Y-2, or  Class  Y-3  shares  of the  Funds  for the time  periods  shown,  that  your investment  has a 5% return  each year,  that all  dividends  and  capital  gain distributions  are reinvested and that the Funds' operating  expenses remain the same as shown above. Because the Funds have not had operations prior to the date of this  prospectus,  the examples are based on the anticipated  expenses of the
Class Y-1,  Class Y-2, and Class Y-3 shares of each Fund for the current  fiscal year, and do not extend over five- and ten-year periods.

Although your actual costs may be higher or lower,  based on these  assumptions, your cumulative estimated expenses would be:

                                                     1 year       3 years

MGI US Large Cap Growth Equity Fund
   Class Y-1..................................    $     102    $     340
   Class Y-2..................................    $      72    $     245
   Class Y-3..................................    $      56    $     198
MGI US Large Cap Value Equity Fund
   Class Y-1..................................    $     100    $     334
   Class Y-2..................................    $      69    $     239
   Class Y-3..................................    $      54    $     192
MGI US Small/Mid Cap Growth Equity Fund
   Class Y-1..................................    $     137    $     449
   Class Y-2..................................    $     107    $     355
   Class Y-3..................................    $      92    $     308
MGI US Small/Mid Cap Value Equity Fund
   Class Y-1..................................    $     137    $     449
   Class Y-2..................................    $     107    $     355
   Class Y-3..................................    $      92    $     308
MGI Non-US Core Equity Fund
   Class Y-1..................................    $     127    $     407
   Class Y-2..................................    $      97    $     313
   Class Y-3..................................    $      82    $     266
MGI Core Opportunistic Fixed Income Fund
   Class Y-1..................................    $      82    $     277
   Class Y-2..................................    $      51    $     182
   Class Y-3..................................    $      36    $     134
MGI US Short Maturity Fixed Income Fund
   Class Y-1..................................    $      77    $     250
   Class Y-2..................................    $      46    $     155
   Class Y-3..................................    $      31    $     107

If you are  investing  in Class Y-1 or Class  Y-2  shares  through  a  financial advisor or a retirement plan account,  you may be subject to additional fees and expenses,  such  as  plan  administration  fees.  Please  refer  to the  program materials of that financial  advisor or retirement  plan account for any special provisions,  additional service features, or fees and expenses that may apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income

Investment Category       Domestic Equity Fund

Investment Focus          Common stocks of large U.S. and multinational
                          companies

Benchmark                 Russell 1000(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor  believes possess  superior  potential for long-term capital appreciation.  Under normal circumstances, the Fund will invest at least
80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of large  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "large  capitalization  U.S. companies" to be U.S.  companies  with market  capitalizations  between the lowest and highest market  capitalizations  of the  companies  included in the Russell  1000 Index, which, as of June 30, 2005, is between $__ billion and $__ billion. (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the  change.)  The  Russell  1000  Index  includes  the 1,000 largest  companies  in the  Russell  3000(R)Index,  as of the end of May of each year, or as determined  by Russell.  Generally,  the companies in which the Fund invests have higher  earnings  and/or revenue growth  histories or  expectations relative to the Russell 1000 Index. While the primary investment strategy of the
Fund is to generate capital appreciation, income may be generated from dividends paid by the common stocks in the Fund's portfolio.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Enhanced Investment Technologies, LLC ("INTECH"), located at 2401 PGA Boulevard,
Suite 100,  Palm Beach  Gardens,  Florida  33410,  serves as a subadvisor to the
Fund.  INTECH  has  managed  institutional  portfolios  since  1987,  and  is  a subsidiary of Janus Capital  Management.  A team of four  portfolio  managers is primarily  responsible  for the  day-to-day  management  of  INTECH's  allocated portion of the Fund's portfolio.  The team consists of Robert Fernholz, David E.
Hurley, Cary Maguire,  and Joseph W. Runnels.  Mr. Hurley, Dr. Maguire,  and Mr.
Runnels jointly handle the day-to-day  management function,  under the oversight of Dr. Fernholz.  Dr. Fernholz,  Director,  Executive Vice President,  and Chief
Investment  Officer  of  INTECH,  joined  INTECH  in 1991 and has  served in his current role since joining the firm.  Mr. Hurley is Executive Vice President and
Chief  Operating  Officer of INTECH and has been with the firm since  1988.  Dr.
Maguire is Senior Investment  Officer of INTECH and joined the firm in 1991. Mr.
Runnels,  Vice  President,  Portfolio  Management of INTECH,  joined the firm in
1998.  The Trust's  Statement of Additional  Information  (the "SAI")  furnishes additional  information  about  each  portfolio  manager's  compensation,  other accounts  managed  by each  portfolio  manager,  and  each  portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

INTECH  manages  its  allocated   portion  of  the  Fund's   portfolio  using  a
mathematical  approach. The investment  decision-making  process begins with the establishment  of an  appropriate  stock  universe,  the S&P Barra Growth Index.
Using its  mathematical  principles,  INTECH  will  target an optimal  portfolio proportion  for  each  stock to be  selected  from the  eligible  universe.  The proportional  weighting of those stocks is designed to combine higher volatility stocks in such a manner  that the  covariance  of the  stocks  produces  a lower volatility  portfolio.  The portfolio is rebalanced and reoptimized on a regular basis to maintain this optimal weighting target, which is periodically reset.

Portfolio construction is implemented through an optimization routine within the
following  risk  constraints:   minimization  of  tracking  error,  a  weighting
constraint  for individual  stocks set at the lesser of a 2.5  percentage  point differential  from the index weighting or a 10x maximum  overweight;  and a beta constrained  to be equal to or less than the beta of the  benchmark  index.  The strategy contains  approximately 50-90% of the benchmark universe stocks and has an average portfolio turnover of approximately 90% per year.

Sands Capital Management  ("Sands  Capital"),  located at 1100 Wilson Boulevard,
Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands Capital was founded in 1992. Frank M. Sands, Sr., CFA, is the firm's Chief Executive Officer and Chief Investment  Officer.  Sands Capital  Management,  Inc. is the majority owner of Sands Capital. A team of four portfolio managers is responsible for the day-to-day  management  of  Sands  Capital's  allocated  portion  of the  Fund's portfolio.  The team consists of Frank M. Sands, Sr., Frank M. Sands, Jr., David
E. Levanson,  and A. Michael Sramek.  Mr. Sands,  Sr., CEO and Chief  Investment
Officer,  has been  with the firm  since its  inception  in 1992 and has over 35 years of investment experience. Mr. Sands, Jr., President, Director of Research, and Senior  Portfolio  Manager,  has been with Sands  Capital  since  2000.  Mr.
Levanson,  Senior Portfolio Manager and Director of U.S. Mutual Funds,  rejoined the firm in 2002.  Prior to  rejoining  the firm,  Mr.  Levanson  was a research analyst  for  MFS  Investment  Management.  Mr.  Sramek,  Research  Analyst  and
Portfolio Manager, joined Sands Capital in 2001. Prior to joining Sands Capital,
Mr.  Sramek was a research  analyst  with  Mastrapasqua  &  Associates.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

Sands Capital  manages its  allocated  portion of the Fund's  portfolio  using a bottom-up,  fundamental  approach to select  securities.  Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term orientation.

Sands Capital's research process seeks to identify  outstanding growth companies that lead and dominate attractive growth industries.  Focusing on companies with above average  historical sales and earnings growth,  Sands Capital  generates a broad list of potential  portfolio holdings that consists of a variety of stocks of companies  in various  industries.  The stocks in the list are then  filtered based on certain qualitative factors that Sands Capital believes allow companies to lead and dominate  their  industries.  Sands Capital  focuses on, among other things,  a company's  ability to develop and anticipate  industry  trends,  gain market  share,  build a  strong  business  model,  display  superior  management ability,  and apply technology to add value. Based on these  evaluations,  Sands
Capital  constructs a portfolio of what it determines to be the most  attractive stocks.  The  portion  of the  Fund's  portfolio  managed  by Sands  Capital  is
typically   characterized   by  low  portfolio   turnover  and  relatively  high
concentration in individual companies.

MGI US Large Cap Value Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income

Investment Category       Domestic Equity Fund

Investment Focus          Common stocks of large U.S. and multinational
                          companies

Benchmark                 Russell 1000(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor believes possess the potential for long-term capital appreciation  and, in the judgment of the  subadvisor,  appear to be undervalued based on the stocks'  intrinsic  values relative to their current market prices.
Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in the equity  securities of large capitalization U.S. companies. For purposes of this investment policy, the
Fund considers "large  capitalization  U.S. companies" to be U.S. companies with market capitalizations  between the lowest and highest market capitalizations of the companies included in the Russell 1000 Index, which, as of June 30, 2005, is between  $__ billion  and $__  billion.  (If the Fund  changes  this  investment policy,  the Fund will  notify  shareholders  at least 60 days in advance of the change.) The Russell  1000 Index  includes  the 1,000  largest  companies in the
Russell  3000  Index,  as of the end of May of each year,  or as  determined  by
Russell.  While  the  primary  investment  strategy  of the Fund is to  generate capital appreciation,  income may be generated from dividends paid by the common stocks in the Fund's portfolio.

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Lord,  Abbett & Co. LLC ("Lord  Abbett"),  located at 90 Hudson  Street,  Jersey
City,  New Jersey 07302,  serves as a subadvisor  to the Fund.  Founded in 1929,
Lord Abbett is an independent money management firm. Ownership of Lord Abbett is distributed across senior professionals that fully participate in the management and operation of the firm's investment activities.

Eli Salzmann and Sholom  Dinsky are jointly and  primarily  responsible  for the
day-to-day   management  of  Lord  Abbett's  allocated  portion  of  the  Fund's portfolio. Mr. Salzmann joined Lord Abbett in 1997 and is a partner and Director of Lord  Abbett's  large cap value  investment  group.  He also has  served as a research  analyst and a portfolio  manager  since  1997.  Mr.  Dinsky has been a
Partner and Portfolio  Manager of Lord Abbett since 2002. From 2000 to 2002, Mr.
Dinsky was a Senior  Equity  Analyst  and  Associate  Portfolio  Manager at Lord
Abbett. The SAI provides  additional  information about each portfolio manager's compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Lord Abbett manages its allocated  portion of the Fund's portfolio using a value investing philosophy. In order to seek the highest returns with the least degree of risk, Lord Abbett generally seeks to build a portfolio of stocks in companies that, in Lord Abbett's opinion, have: (i) attractive  valuations;  (ii) positive fundamentals;  (iii) appropriate economic risk exposure;  and (iv) suitable risk parameters.

Lord Abbett  identifies a universe of stocks with  attractive  valuations  using several models,  including a dividend  discount model that focuses on normalized earnings.  Lord Abbett employs fundamental research to further narrow investment opportunities  among the stocks in the universe.  Lord Abbett's research process typically  includes  visits to companies,  as well as the companies'  respective suppliers and  competitors,  in an effort to identify  catalysts  that may drive these companies'  stock prices higher.  Lord Abbett's  allocated  portion of the
Fund's  portfolio  typically  consists of 70 to 90 stocks,  depending  on market conditions.

Pzena  Investment  Management  ("Pzena"),  located at 120 West 45th Street,  New
York,  New York  10036,  serves as a  subadvisor  to the Fund.  Richard S. Pzena founded Pzena in 1995, and the firm began managing assets in 1996. As of January
1, 2005, the majority of Pzena was owned by the firm's five managing principals:
Richard S. Pzena (President,  Chief Executive Officer,  and Co-Chief  Investment
Officer),  John P. Goetz (Managing Principal and Co-Chief  Investment  Officer),
Bill Lipsey  (Managing  Principal,  Marketing  and Client  Services),  Amy Jones
(Managing  Principal,  Operations  and  Administration),  and  A.  Rama  Krishna
(Managing  Principal,  Large  Cap  Value).  In  addition,   fourteen  additional
employees  owned  interests in the firm as of that date. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of February  28, 2005,  Pzena had  approximately  $11.5  billion in assets under management.

The investment  team  primarily  responsible  for the  day-to-day  management of
Pzena's allocated portion of the Fund's portfolio is as follows:

     Richard S. Pzena. President,  Managing Principal,  Chief Executive Officer,
     Co-Chief  Investment  Officer and Founder of Pzena. Mr. Pzena has worked in investment management since 1986, and he has been with Pzena since 1995.

     John P. Goetz.  Managing  Principal and Co-Chief  Investment  Officer.  Mr.
     Goetz has worked in investment  management since 1996, and he has been with
     Pzena since 1996.

     A. Rama  Krishna.  Managing  Principal,  Large Cap Portfolio  Manager.  Mr.
     Krishna has worked in the  investment  business  since 1987 and  investment management  since 1993,  and he has been with Pzena  since  2003.  Prior to
     2003, Mr. Krishna was Chief  Investment  Officer and  Head-Institutional  &
     International,  Citigroup  Asset  Management,  and a member of  Citigroup's
     Management Committee.

Each member of the team has equal weight in  determining  how research  findings are translated into an earnings model.  Further, all decisions require unanimous consent  of each of the three  portfolio  managers.  Should  one of the  members become  unavailable  for either  planned or  unplanned  reasons,  the  remaining members  would  continue the process.  The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

Securities Selection

Pzena  manages its  allocated  portion of the Fund's  portfolio  using a classic value  investment  philosophy.  Pzena defines value stocks as those stocks whose prices are low relative to their  longer-term  normal  earnings  power.  Pzena's securities  selection  process  involves  an initial  ranking of the 500 largest
U.S.-listed  companies,  from the least expensive to the most  expensive,  based upon a ratio of each company's  price-to-normalized  earnings. Research priority is given to the  least  expensive  stocks,  those  exhibiting  a group or sector theme, and those offering portfolio diversification benefits.  Companies undergo rigorous  qualitative  research  by Pzena's  analysts to  determine  whether the causes of the  under-valuation  are likely to be temporary or  permanent.  Third party  analysis and data sources are used for about 10% to 20% of this research.
Onsite due diligence is also an important step in Pzena's  securities  selection determination.  This  step  occurs  at the end of the  research  process,  which enables  Pzena  to  engage  in a  dialogue  with  company  management  from  the perspective of well-informed  critical thinkers. As a result of Pzena's security selection process,  the portion of the Fund's portfolio  allocated to Pzena will typically be highly concentrated with a strong value emphasis.

MGI US Small/Mid Cap Growth Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income

Investment Category       Domestic Equity Fund

Investment Focus          Common stocks of small and medium-sized U.S. companies

Benchmark                 Russell 2500(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in small and  medium-sized  U.S.  companies  that a
subadvisor   believes   possess   superior   potential  for  long-term   capital
appreciation.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of small-to-medium  capitalization  U.S.  companies.  For purposes of this investment policy, the Fund considers "small-to-medium  capitalization U.S.
companies" to be U.S. companies with market capitalizations  between $25 million and the largest company represented in the Russell 2500 Index, which, as of June
30, 2005, is $__ billion.  (If the Fund changes this investment policy, the Fund will notify  shareholders at least 60 days in advance of the change.) Generally, the  companies  in which the Fund invests have higher  earnings  and/or  revenue growth histories or expectations relative to the Russell 2500 Index. The Russell
2500 Index includes the 2,500 smallest  companies in the Russell 3000 Index,  as of the end of May of each year.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Westfield  Capital  Management  Company,  LLC  ("Westfield"),   located  at  One
Financial  Center,  24th  Floor,  Boston,   Massachusetts  02111,  serves  as  a
subadvisor to the Fund. Westfield is an independent  investment  counseling firm that was founded in 1989.  Westfield is  privately  owned,  with key  investment professionals having significant shareholdings in the firm.

A team  of  five  portfolio  managers  is  responsible  for  the  management  of
Westfield's  allocated  portion of the Fund's  portfolio.  The team  consists of
William A. Muggia, Arthur J. Bauernfeind, Ethan J. Meyers, Scott R. Emerman, and
Bruce  N.  Jacobs.  Mr.  Muggia  is the lead  member  of the team and as such is ultimately responsible for overall portfolio management of Westfield's allocated portion  of the  Fund's  portfolio.  In  addition,  Mr.  Muggia  focuses  on the healthcare and medical technology sectors. He has been with Westfield since 1994 and has served as President  and Chief  Investment  Officer of  Westfield  since
2001.  Mr.  Bauernfeind,  CFA,  focuses  on the  financials  and  transportation sectors.  He has been with  Westfield  since 1990 and has served as Chairman and
Chief  Executive  Officer of Westfield since 2000. Mr. Meyers,  CFA,  focuses on business, financial, and consumer services companies. He has been with Westfield since  1999,  made a Vice  President  in 2000,  and has served as a Senior  Vice
President  of  Westfield  since  2004.  Mr.  Emerman,  CFA,  focuses on consumer discretionary and consumer staples companies. He has served as a Senior Security
Analyst of Westfield since 2002. Before joining  Westfield,  he served as a Vice
President in the Equity Research  Department of Harbor Capital  Management since
1997. Mr. Jacobs,  CFA, focuses on the healthcare and medical device sectors. He has  served as a Senior  Securities  Analyst of  Westfield  since  2004.  Before joining Westfield, he served as a Director and Senior Equity Analyst of Deutsche
Bank Securities since 1996. The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

Westfield  manages  its  allocated  portion  of the  Fund's  portfolio  using  a fundamental,  bottom-up  research approach,  which seeks to identify  reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk,  Westfield  generally  favors stocks that, in the judgment  of the firm,  have:  (i)  sizable  management  ownership;  (ii) strong financial conditions;  (iii) sufficient cash flow to fund growth internally; and
(iv) strong pricing power.

Westfield conducts fundamental,  bottom-up research, including meetings with the companies'  management  personnel,  to generate an  approved  list of  potential
portfolio  holdings.   Westfield  considers  factors  such  as  earnings  growth
forecasts,   price  target  estimates,  total  return  potential,  and  business developments.  Westfield's  portion of the Fund's  portfolio is constructed with stocks from the approved  list, and typically does not include all the stocks on the approved list. Stocks may be sold when Westfield believes that the stocks no longer  represent  attractive  investment  opportunities,  based on the  factors described above.

Mazama Capital Management ("Mazama"),  located at One Southwest Columbia Street,
Suite 1500, Portland, Oregon, 97258, serves as a subadvisor to the Fund. Mazama, an independent investment advisor that was founded in 1993, is controlled by its employees.

Ronald A.  Sauer,  Stephen  C.  Brink,  CFA,  and  Gretchen  M.  Novak,  CFA are
responsible for the day-to-day  management of Mazama's  allocated portion of the
Fund's portfolio.  Mr. Sauer is a founder and the President and Senior Portfolio
Manager  at Mazama,  and has over 24 years of  investment  experience.  Prior to founding  Mazama in October  1997,  Mr. Sauer was the  President and Director of
Research  from 1994 to 1997 of Black & Company,  Inc.,  which he joined in 1983.
Mr. Sauer serves as lead  portfolio  manager and oversees the team's  investment process.  Mr.  Brink is a Senior  Vice  President,  Director  of  Research,  and
Portfolio  Manager at Mazama,  and has over 27 years of  investment  experience.
Prior to joining Mazama in 1997, he was the Chief  Investment  Officer from 1991 to 1997 of US Trust's Pacific Northwest Office, where he had been employed since
1984. Mr. Brink oversees the flow and quality of research information. Ms. Novak is the Associate  Portfolio  Manager at Mazama and has over 11 years  investment experience.  Prior to joining  Mazama in 1999,  she was an Equity  Analyst  with
Cramer Rosenthal McGlynn, LLC, where she specialized in small and mid-cap stocks with a focus on  consumer  discretionary  companies  and  secondary  emphasis on consumer staples and utility/energy service companies.  Ms. Novak is responsible for researching  companies in the consumer  discretionary  and consumer  staples sectors.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by  each  portfolio  manager  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Mazama manages its allocated  portion of the Fund's  portfolio using a bottom-up approach to security  selection.  The firm utilizes a  proprietary  model as the framework for security selection and portfolio construction decisions.  Mazama's security  selection  process  begins by screening a universe of over 1,500 small companies  with market  capitalizations  primarily  between  $300 million and $3 billion for desirable  financial  characteristics.  Mazama employs a proprietary price/performance model to identify a group of 300 to 400 companies that, in its judgment,  may represent attractive  investment  opportunities.  The model takes into  account both  quantitative  and  qualitative  factors in order to identify companies that meet certain criteria.  These factors include: (i) the quality of management  and key  personnel;  (ii) the  company's  ability  to meet or exceed earnings  estimates;  (iii)  estimated  return on equity  divided by a company's forward price-to-earnings ratio; and (iv) estimated earnings growth divided by a
company's  forward   price-to-earnings  ratio.  Companies  passing  the  initial screening are further analyzed by Mazama using rigorous fundamental analysis.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts

Investment Objective      Long-term total return, comprised primarily of
                          capital appreciation

Investment Category       Domestic Equity Fund

Investment Focus          Common stocks of small and medium-sized U.S. companies

Benchmark                 Russell 2500(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in common  stocks of small and  medium-sized  U.S.
companies that a subadvisor believes possess the potential for long-term capital appreciation  and that appear to be undervalued at the time of purchase based on the stocks'  intrinsic  values  relative to their current market  prices.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings  for  investment  purposes,  if  any)  in the  equity  securities  of small-to-medium  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "small-to-medium capitalization U.S. companies" to be
U.S. companies with market  capitalizations  between $25 million and the largest company  represented in the Russell 2500 Index,  which,  as of June 30, 2005, is
$__ billion.  (If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

J.L. Kaplan Associates, LLC ("Kaplan"),  located at 200 Berkeley Street, Boston,
Massachusetts  02116, serves as a subadvisor to the Fund. Kaplan is an indirect, majority-owned  subsidiary  of Wachovia  Corporation.  James L.  Kaplan  founded
Kaplan in 1976.

Mr. Kaplan,  and co-managers Paul Weisman and Regina Wiedenski,  are jointly and primarily  responsible  for the  day-to-day  management  of  Kaplan's  allocated portion of the Fund's portfolio.  Each member of the team serves as a generalist and does not focus on any  particular  industry or sector.  Mr.  Kaplan has been
President and Senior  Portfolio  Manager of Kaplan since 1976. Ms. Wiedenski has been a portfolio  manager of Kaplan since 1998. Mr. Weisman has been a portfolio manager of Kaplan since 1986. The SAI provides additional information about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's  portfolio,  Kaplan uses a value investing  philosophy.  In  selecting  stocks,  Kaplan  considers,  among  other factors,  the issuer's earnings power, the value of the issuer's assets, and the issuer's internally generated cash flow.

Kaplan  identifies  an approved  list of potential  portfolio  holdings  using a bottom-up  process.  As many as 150 stocks might comprise Kaplan's potential buy list for the  Fund at any one  time.  Kaplan  then  analyzes  each  stock  using fundamental research, and calculates an estimated value for each stock, based on
Kaplan's  proprietary  models.  The Fund's  portfolio is constructed with stocks from the approved  list,  and  typically  does not include all the stocks on the approved list. Stocks may be sold when Kaplan believes that the stocks no longer represent attractive investment opportunities.

Wells Capital Management ("WCM"),  located at 5335 S.W. Meadows Road, Suite 290,
Lake Oswego,  Oregon 97035,  serves as a subadvisor to the Fund. Dale Benson and
Mark Cooper founded Benson Associates  ("Benson") in 1997, which was acquired by
WCM in 2003.  WCM is a subsidiary  of Wells Fargo Bank,  N.A.,  which in turn is wholly-owned by Wells Fargo & Company, a publicly-traded corporation.

Messrs.  Benson  and  Cooper  are  jointly  and  primarily  responsible  for the day-to-day  management  of WCM's  allocated  portion  of the  Fund's  portfolio.
Messrs.  Benson and Cooper are both Senior  Portfolio  Managers at WCM.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio  manager,  and the portfolio  managers'
ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion of the  Fund's  portfolio,  WCM  follows a bottom-up,  value-oriented  investment  strategy.  WCM  seeks  stocks  that have positive cash flows, improving fundamentals, and inexpensive valuations relative to their peers.  WCM seeks relatively  inexpensive  stocks falling into at least one of the following four  categories:  (1) neglected  stocks--stocks  that have been out of favor for an extended period; (2) oversold  stocks--stocks that have been bid down as a result of a market  over-reaction to temporary negative news;
(3)   thematic   stocks--stocks   that  are  likely  to  benefit   from  certain
macroeconomic,  demographic  or cyclical  trends;  and (4)  earnings  turnaround stocks--companies in the early stages of an earnings recovery.

Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts

Investment Objective      Long-term total return, which includes capital
                          appreciation and income

Investment Category       Foreign Equity Fund

Investment Focus          Equity securities of companies in the world's
                          developed capital markets, excluding the United States

Benchmark                 MSCI EAFE(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in equity  securities  of companies in the world's developed capital markets,  excluding the United States.  The Fund's investments in equity securities may include  dividend-paying  securities,  common stock and preferred stock issued by companies of any size, as well as American,  European, and Global Depositary Receipts (together, "Depositary Receipts").

In seeking to achieve the Fund's  investment  objective,  the Fund's  subadvisor invests primarily in the equity securities  (including  Depositary  Receipts) of companies  located outside the United States.  Under normal  circumstances,  the
Fund will invest at least 80% of its net assets (plus  borrowings for investment purposes, if any) in the equity securities of non-U.S.  companies.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

While there is no minimum  number of countries  that will be  represented in the
Fund's  portfolio,  the Fund does  intend to  diversify  its  investments  among countries and  geographic  regions.  However,  the Fund may invest a significant portion of its  assets in one  country or  region,  if, in the  judgment  of the subadvisor,  economic and business  conditions warrant such investments.  To the extent that the Fund invests a significant  portion of its assets in one country or region at any time,  the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the
Fund always  maintained a greater  degree of diversity  among the  countries and regions in which it invests.

The Subadvisor

The Advisor,  on behalf of the Fund,  has entered into a  subadvisory  agreement with the  subadvisor  to manage  the assets of the Fund.  Under the  subadvisory agreement, the subadvisor is responsible for the day-to-day portfolio management of  the  Fund's  portfolio,  subject  to the  Advisor's  oversight.  The  Fund's subadvisor, including the portfolio manager that is responsible for managing the
Fund, and the subadvisor's investment strategies, are:

Grantham,  Mayo, Van Otterloo & Company, LLC ("GMO"), located at 40 Rowes Wharf,
Boston,  Massachusetts  02110,  serves as the  subadvisor  to the Fund.  GMO was founded in 1977 and is wholly-owned by its professionals.

Tom  Hancock  is  responsible  for  the  day-to-day  management  of  the  Fund's portfolio. Dr. Hancock is the Director of the International Developed Market and
Global Quantitative  Equities Portfolio Team at GMO, and joined GMO in 1995. The
SAI provides additional information about the portfolio manager's  compensation, other accounts  managed by the portfolio  manager,  and the portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

GMO  generally  manages  the  Fund's  portfolio  using  fundamental   investment
principles and  quantitative  applications.  The  quantitative  approach focuses primarily on valuation,  but also takes into account stock-price  momentum as an indicator of market sentiment and trends in company fundamentals.

In constructing the Fund's  portfolio,  GMO uses  quantitative  models to select stocks  from a universe  that  contains  stocks  issued by  approximately  2,000
non-U.S.   companies.  GMO's  screening  process  seeks  to  identify  the  most attractive  stocks  within  each  geographic  region.  This  group of  stocks is analyzed  further,  taking into  account  factors such as country,  sector,  and currency exposure.

Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

Fund Facts

Investment Objective      Total return, consisting of both current income
                          and capital  appreciation

Investment Category       Fixed Income Fund

Investment Focus          Fixed income securities of U.S. issuers

Benchmark                 Lehman Brothers U.S. Aggregate Bond(TM) Index

Investment Objective

The investment objective of the Fund is to provide you total return,  consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment  objective of total return, the Fund invests in fixed income securities of U.S.  issuers.  The Fund invests primarily
in  U.S.  dollar-denominated,   investment  grade  bonds,  including  government
securities,  corporate bonds, and mortgage- and asset-backed  securities,  among others.  The Fund also may  invest a  significant  portion  of its assets in any combination of  non-investment  grade bonds (sometimes called high yield or junk bonds),  non-U.S.  dollar  denominated  bonds,  and bonds  issued by  issuers in emerging  capital  markets.  The Fund's  target  duration  is that of the Lehman
Brothers  U.S.  Aggregate  Bond Index.  As of May 31, 2005,  the duration of the
Index  was  approximately  4.2  years.  Depending  on  market  conditions,   the
subadvisors of the Fund may manage their allocated portions of the Fund's assets to maintain a duration within 20% of the Fund's target duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

BlackRock  Advisors,   Inc.,  a  wholly-owned  subsidiary  of  BlackRock,   Inc.
("BlackRock"),  is located at 100 Bellevue Parkway,  Wilmington,  Delaware 19808
and serves as a subadvisor to the Fund. BlackRock was founded in 1988 to provide global investment  management,  risk management,  and advisory  services.  While
BlackRock is a majority-owned  indirect subsidiary of The PNC Financial Services
Group,  Inc.,  it  operates  as an  investment  management  firm  with  its  own management team.

Mr. Keith Anderson and Mr. Scott Amero are jointly and primarily responsible for the  day-to-day  management  of  BlackRock's  allocated  portion  of the  Fund's portfolio.  Mr. Anderson is Chief Investment  Officer and a Managing Director of
BlackRock and has been at the firm since 1998. Mr. Amero,  a Managing  Director, joined  BlackRock in 1990. The SAI provides  additional  information  about each portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio managers,  and the portfolio  managers'  ownership of securities in the Fund, if any.

Securities Selection

In managing  its  allocated  portion of the Fund,  BlackRock  employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector,  sub-sector,  and individual security selection decisions.  BlackRock's  philosophy emphasizes research and analysis of specific sectors and  securities,  along with the risks  associated with the fixed income markets  including  interest rate risk, yield curve risk, cash flow risk, credit risk,  and  liquidity  risk.  Securities  are  purchased  for the Fund  when the management team determines that they have the potential for above-average  total return.  BlackRock  uses its own  proprietary  research  and  models to  analyze
securities,   and  based  on  this  analysis,   the  Fund  will  typically  hold
approximately 350 to 450 different securities.

Western  Asset  Management  Company  ("WAMCo"),  located  at 385  East  Colorado
Boulevard, Pasadena, California 91101, serves as a subadvisor to the Fund. WAMCo was founded in 1971, and is a wholly-owned subsidiary of Legg Mason, Inc.

Messrs. Kenneth Leech and Stephen A. Walsh are jointly and primarily responsible for the  day-to-day  management  of  WAMCo's  allocated  portion  of the  Fund's portfolio.  Mr.  Leech is the Chief  Investment  Officer of WAMCo and joined the firm in 1990. Mr. Walsh is the Deputy Chief Investment  Officer of WAMCo and has
served in that  capacity for the past five years.  The SAI  provides  additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

WAMCo manages its allocated  portion of the Fund's portfolio using a broad-based approach  to  fixed  income  management,  making  use of  both  traditional  and
innovative   investment  tools  and  techniques.   WAMCo  combines  a  long-term
perspective on interest rates, with active inter- and intra-sector trading.

WAMCo sets a target portfolio duration based on a 6 to 9 month inflation outlook and controls  duration  tightly  relative to the benchmark,  the Lehman Brothers
U.S.  Aggregate Bond Index.  WAMCo evaluates each sector and sub-sector based on
WAMCo's expectation of how the sectors and sub-sectors will behave given WAMCo's economic  projections.  WAMCo's credit research team seeks to identify companies with changing credit characteristics before this information is reflected in the market.  WAMCo also attempts to identify  securities that are undervalued due to special circumstances.

MGI US Short Maturity Fixed Income Fund

Fund Facts

Investment Objective      Safety of principal and a moderate level of income

Investment Category       Fixed Income Fund

Investment Focus          Fixed income securities of U.S. issuers

Benchmark                 Lehman Brothers Government/Credit 1-3 Year Bond
                          (TM) Index

Investment Objective

The  investment  objective of the Fund is to provide  safety of principal  and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment objective, the Fund invests in fixed
income  securities  of  U.S.  issuers.   The  Fund  invests  primarily  in  U.S.
dollar-denominated,  investment grade bonds,  including  government  securities, corporate bonds,  and mortgage and asset backed  securities,  among others.  The
Fund's portfolio will typically have a duration of one to three years.  Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to  maturity.  Duration is the  magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally,  the price of a bond with a shorter  duration  will be less  sensitive  to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes,  if any) in fixed income securities of
U.S. issuers.  If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

Deutsche Investment Management Americas ("DIMA"), located at 1735 Market Street,
Philadelphia,  Pennsylvania 19103, serves as a subadvisor to the Fund. DIMA is a
U.S.  based,  wholly-owned  subsidiary of Deutsche Bank AG and has been managing
U.S. tax-exempt assets since 1979.

Deutsche manages the Fund using a team approach.  The following  individuals are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

Gary W.  Bartlett,  CFA.  Mr.  Bartlett,  a  Managing  Director  and  the  Chief
Investment Officer of DIMA, joined the firm in 1992.

Warren A. Davis. Mr. Davis, a Managing  Director of DIMA, has been with the firm since 1995.

Thomas J. Flaherty. Mr. Flaherty, a Managing Director of DIMA, has been with the firm since 1995.

J. Christopher  Gagnier.  Mr. Gagnier,  a Managing  Director of DIMA, joined the firm in 1997.

William T. Lissenden.  Mr. Lissenden, a Director of DIMA, has been with the firm since 2002. From 2000 to 2002, Mr.  Lissenden was a fixed income  strategist and director of research at Conseco Capital Management.

Daniel R. Taylor,  CFA. Mr. Taylor,  a Managing  Director of DIMA, has been with the firm since 1998.

Timothy C. Vile.  Mr. Vile, a Managing  Director of DIMA, has been with the firm since 1991.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

DIMA  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  DIMA believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by DIMA of the issue's credit worthiness,  cash flow, and liquidity.

The investment process is driven by security selection. DIMA analyzes the market to identify  bonds that are  considered  to be  undervalued.  DIMA  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when  compared  with the market  price.  If a bonds intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

Additional Risks

All investment  securities are subject to inherent market risks and fluctuations in value due to earnings,  economic, and political conditions and other factors.
These risks  could  adversely  affect the net asset value and total  return of a
Fund,  the  value  of a  Fund's  investments  and your  investment.  Please  see
"Principal Risks" in the "Summary of the Funds" earlier in this prospectus for a description of the principal risks of investing in the Funds.

The following are  descriptions  of the secondary risks of some of the Funds, as indicated  below.  Risks with an asterisk are further  described  in  "Principal
Risks":

Convertible         The domestic equity Funds,  the MGI Non-US Core Equity Fund,
Securities          and the MGI Core Opportunistic  Fixed Income Fund may invest
Risk                in   convertible    securities   (preferred   stocks,   debt
                    instruments,  and other  securities  convertible into common stocks) that may offer higher  income than the common stocks into which the  convertible  securities  are  convertible or exchangeable.  While convertible  securities generally offer lower yields than non-convertible debt securities of similar quality,  the prices of  convertible  securities may reflect changes in the values of the  underlying  common stocks into which such debt securities are convertible or  exchangeable.
                    As a general rule,  convertible  securities entail less risk
                    than  an  issuer's   common  stock,   although   convertible
                    securities  usually have less potential for  appreciation in value than common stock.

Derivatives         The  domestic  equity  Funds and the MGI Non-US  Core Equity
Risk*               Fund may  engage  in a  variety  of  transactions  involving derivatives,  such as futures,  options,  warrants, and swap contracts.  The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual  market  conditions,  and may result in increased volatility.  A Fund may be unable to  terminate  or sell its derivatives positions.

Foreign             The  domestic  equity  Funds  may  invest in  securities  of
Investments         non-U.S.  issuers  and in  Depositary  Receipts  of non-U.S.
Risk                companies.   Investing  in  foreign  securities,   including
                    Depositary  Receipts,  typically  involves  more  risks than investing in U.S.  securities.  These risks can increase the
                    potential   for  losses  in  the  Funds  and  affect   their
                    respective  share  prices.  Generally,  securities  of  many foreign issuers may be less liquid,  and their prices may be more  volatile,  than  the  securities  of  comparable  U.S.
                    issuers.

Securities          The Funds may lend their  portfolio  securities.  Securities
Lending             will be loaned  pursuant to  agreements  requiring  that the
                    loans  be  continuously   secured  by  collateral  in  cash,
                    short-term debt obligations, government obligations, or bank guarantees  at least  equal to the  values of the  portfolio securities  subject to the loans. The Funds bear the risk of
                    loss  in  connection   with  the   investment  of  any  cash
                    collateral received from the borrowers of their securities.

Small and Medium    The MGI US Large Cap Growth Equity Fund and the MGI US Large
Capitalization      Cap Value Equity Fund may invest in  securities of small and
Stock Risk          medium  capitalization  companies.  These  securities may be subject to more abrupt or erratic  movements than securities of larger companies, may have limited marketability, and may be less liquid than securities with larger capitalizations.

Value Stock         The MGI Non-US Core Equity Fund may invest in value  stocks.
Risk*               A  particular  value  stock may not  increase  in price,  as anticipated by the subadvisor. Also, cyclical stocks tend to increase in value more quickly during economic  upturns than non-cyclical  stocks,  but cyclical stocks also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment  strategies as described in this prospectus,  the Funds may also hold cash and short-term  instruments for temporary or defensive purposes,  including in  anticipation  of  redemptions  or prior to  investment of deposits and other proceeds in accordance with the Funds' investment  objectives and policies.  The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term  fixed-income  securities (such as securities issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities), money market mutual funds, repurchase agreements,  certificates of deposit, time deposits and bankers'  acceptances of certain qualified financial  institutions, corporate commercial paper, and master demand notes.

When a Fund takes  temporary  defensive  positions by increasing its holdings in cash,  money market  instruments,  or  repurchase  agreements,  the Fund may not participate  in market  advances  or  declines  to the same extent that the Fund would if it remained more fully invested in portfolio  securities.  In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures  contracts  and pools of futures  contracts that are  intended to provide a Fund with  exposure to certain  markets or asset classes.  From time to time,  the  Funds  also may hold  short-term  instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator  Exemption.  The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their  portfolio  securities.  A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at Investors Way, Norwood, Massachusetts 02062, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of Marsh &
McLennan Companies, Inc. The Advisor is registered as an investment advisor with the U.S.  Securities  and Exchange  Commission  (the  "SEC").  The Advisor is an
affiliate of Mercer  Investment  Consulting,  Inc.  ("Mercer IC"), an investment
consultant  with  more  than  30  years'  experience   reviewing,   rating,  and
recommending investment managers for institutional clients.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's securities  portfolio,  and, subject to review and approval  by the Board of  Trustees  of the Trust  (the  "Board"):  (i) sets the
Funds' overall investment  strategies;  (ii) evaluates,  selects, and recommends subadvisors to manage all or part of the Funds' assets;  (iii) when appropriate, allocates and reallocates the Funds' assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors,  including the subadvisors' compliance with the investment objectives, policies, and restrictions of the Funds; and (v)
implements  procedures  to ensure  that the  subadvisors  comply with the Funds'
investment objectives, policies, and restrictions.

When identifying  possible  subadvisors,  the Advisor typically (but not always)
begins  with a universe  of  investment  managers  rated  highly by the  Manager
Research Group of Mercer IC (the "Mercer Research  Group").  The Group evaluates each investment  manager based upon both  quantitative and qualitative  factors, including:  an assessment of the strength of the overall  investment  management organization; the people involved in the investment process; the appropriateness of the investment product and its composites;  and an analysis of the investment
manager's  investment   philosophy  and  process,   risk-adjusted   performance,
consistency of performance,  and the style purity of the product.  The Advisor's portfolio  management  team  reviews  each  manager  that is highly rated by the
Mercer Research Group, and creates a short list for further analysis. Short-list candidates are  scrutinized to evaluate  performance  and risk  characteristics, performance in up and down markets,  investment styles,  and  characteristics of the securities held in the portfolio.  The Advisor's  portfolio  management team then conducts off-site and on-site due diligence visits to meet the subadvisors'
portfolio management teams. The list of candidates is further narrowed, and each potential  subadvisor,  in combination  with the existing  subadvisor(s)  of the portfolio,  is analyzed using proprietary tools. The most compatible  subadvisor candidates are then put through an on-site  compliance  review  conducted by the
Advisor's  compliance  staff.  Results are shared with the  Advisor's  portfolio management team, after which the final selection of the subadvisor is made.

The Advisor also  considers the Mercer  Research  Group's  ratings of investment managers  when  contemplating  the  termination  of a  subadvisor.  Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making  process,  the Advisor's portfolio  management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or  terminating a  subadvisor.  Therefore,  there is a possibility that the Advisor's  decision with respect to a particular  subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios
that  are  advised  by  appropriately   constructed   combinations  of  quality,
asset-class  specialist investment managers can generally be expected to provide consistent,  above-average  performance over time. Ravi  Venkataraman,  CFA, and
David  Eisenberg,  CFA, are  responsible  for  establishing  the Funds'  overall investment  strategies and evaluating and monitoring the subadvisors in managing the Funds. Mr.  Venkataraman,  the Chief Investment Officer of the Advisor,  has
over fifteen years of consulting and investment  advisory  experience.  Prior to his current role, Mr.  Venkataraman led the investment  consulting  practice for
Mercer IC in the  northeast  region of the United  States and  assisted  some of
Mercer IC's largest institutional clients in building multi-manager  portfolios.
As the Chief  Investment  Officer of the  Advisor,  Mr.  Venkataraman  leads the portfolio  management  team and chairs the Investment  Policy  Committee,  which
develops  the  philosophy  and  establishes  policies  for  the  business.   Mr.
Eisenberg,  a Senior  Portfolio  Manager  of the  Advisor,  has over 23 years of investment  management and consulting  experience.  He has previously  served as
Chief Equity Officer of a diversified mutual fund company and a manager of large capitalization U.S. equity portfolios.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents the total advisory fees payable by the Funds:

                                                   Investment Advisory Fee*
                                              Assets up to   Assets in excess of
Funds                                         $750 million     $750 million

MGI US Large Cap Growth Equity Fund              0.55%           0.53%
MGI US Large Cap Value Equity Fund               0.53%           0.51%
MGI US Small/Mid Cap Growth Equity Fund          0.90%           0.90%
MGI US Small/Mid Cap Value Equity Fund           0.90%           0.90%
MGI Non-US Core Equity Fund                      0.75%           0.73%
MGI Core Opportunistic Fixed Income Fund         0.35%           0.33%
MGI US Short Maturity Fixed Income Fund          0.25%           0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written contractual fee waiver and expense reimbursement agreement (the "expense reimbursement  agreement")  pursuant  to which the Advisor has agreed to waive a portion of its fees and/or to reimburse  expenses to the extent that each Fund's expenses  otherwise  would  exceed the "Net  Expenses"  rates for the Class Y-1,
Class Y-2, and Class Y-3 shares,  as  applicable,  of the Fund,  as shown in the
Annual Fund Operating  Expenses table contained in the "Summary of the Funds" in this prospectus. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor  reimburses  for a period of three years  following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by each Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. The expense  reimbursement  agreement will remain in effect  through May 17, 2006,  and will  continue in effect from year to year thereafter unless terminated by the Trust or the Advisor.

The  Advisor  has  entered  into   subadvisory   agreements  (the   "Subadvisory
Agreements")  with  the  subadvisors  pursuant  to  which  the  subadvisors  are compensated out of the investment  advisory fees that the Advisor  receives from the Funds. The current  subadvisors to the Funds are identified under "Principal
Investment Strategies and Risks" of this prospectus.

The Trust and the Advisor  have filed an  application  with the SEC,  seeking an exemptive  order (the  "Exemptive  Order")  that,  if issued,  would  permit the
Advisor,  subject to certain  conditions and approval by the Board,  but without shareholder  approval,  to: (i) hire new subadvisors for the Funds;  (ii) change the  terms  of  particular  agreements  with  subadvisors;  (iii)  continue  the employment of an existing  subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement; or (iv) reallocate assets of a
Fund  among  existing  or new  subadvisors.  Within  90  days of  retaining  new subadvisors, shareholders of the affected Funds will receive notification of the changes.  The Exemptive Order, if issued,  also would relieve the Funds from the requirement  to  disclose  certain  fees  paid  to  subadvisors  (except  to any subadvisors  affiliated  with the Advisor) in  documents  filed with the SEC and provided to  shareholders.  There are no assurances  that the SEC will grant the
Exemptive Order.

The SEC has proposed a rule (the "Manager of Managers  Rule") under the 1940 Act that would permit investment companies, such as the Trust, to utilize manager of managers  structures  without exemptive relief. The proposed Manager of Managers
Rule contains  provisions very similar to the conditions that are expected to be contained in the Exemptive  Order. If the Manager of Managers Rule is adopted by the SEC, the Trust,  as an  alternative to the Exemptive  Order,  may operate in accordance with the Rule.

Administrative Services

Investors Bank & Trust Company (the  "Administrator"),  located at 200 Clarendon
Street, Boston, Massachusetts,  is the administrator of the Funds. The Funds pay the  Administrator  at the following annual contract rates of the Funds' average daily net assets for external  administrative  services:  Fund assets up to $300 million,  0.055 of 1%, and Fund assets in excess of $300  million,  0.050 of 1%.
These  external  administrative  services  include  fund  accounting,  daily and ongoing maintenance of certain Fund records, calculation of the Funds' net asset values (the "NAVs"), and preparation of shareholder reports.

The Advisor provides certain internal  administrative  services to the Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.10%
and 0.05% of the average  daily net assets of the Class Y-1 and Class Y-2 shares of the Funds,  respectively.  These  internal  administrative  services  include attending  to  shareholder  correspondence,  requests and  inquiries,  and other
communications  with  shareholders;   assisting  with  exchanges  and  with  the
processing of purchases and redemptions of shares;  preparing and  disseminating information and documents for use by beneficial shareholders; and monitoring and overseeing  non-advisory  relationships  with entities providing services to the
Class Y-1 and Class Y-2 shares, including the transfer agent.

Pricing of Fund Shares

The price of each Fund's  shares is based on its NAV.  The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its  outstanding  shares.  Shares  are only  valued as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  each day the
Exchange is open. The Exchange  normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund  values  its  investments  for which  market  quotations  are  readily available at market value.  Each Fund values  short-term  investments  that will mature within 60 days at amortized cost, which  approximates  market value. Each
Fund values all other investments and assets at their fair value.

The Funds translate prices for their  investments  quoted in foreign  currencies into U.S. dollars at current  exchange rates. As a result,  changes in the value of those  currencies  in  relation  to the U.S.  dollar may affect a Fund's NAV.
Because foreign  markets may be open at different  times than the Exchange,  the value of a Fund's  shares may change on days when  shareholders  are not able to buy or sell them. If events materially  affecting the values of a Fund's foreign investments  (in the opinion of the Advisor and the  subadvisors)  occur between the close of foreign  markets and the close of regular  trading on the Exchange, or if  reported  prices are  believed by the  Advisor or the  subadvisors  to be unreliable, these investments will be valued at their fair value. In the future, the  Funds  may rely on  third-party  pricing  vendors  to  monitor  for  events materially  affecting the values of the Funds'  foreign  investments  during the period between the close of foreign  markets and the close of regular trading on the Exchange.  If events occur that  materially  affect the values of the Funds'
foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market  quotations  are not  readily  available  for a Fund's  investment  in
domestic  securities,   such  as  restricted  securities,   private  placements,
securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid  securities,  these  investments  will be valued at their fair value.  While  fair  value  pricing  may be more  commonly  used with the Funds'
foreign  investments,  fair  value  pricing  also  may  be  used  with  domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

Purchasing and Selling Fund Shares

Selecting an Appropriate Share Class

This  prospectus  offers  you a choice of three  classes of shares of the Funds:
Class Y-1, Class Y-2, and Class Y-3 shares. (In this prospectus,  the Class Y-1,
Class  Y-2,  and Class Y-3  shares  are  together  referred  to as the  "Class Y
Shares.")  This allows you to choose  among  different  levels of  services  and ongoing operating expenses, as illustrated in the "Fees and Expenses" section of this prospectus.

Class Y Shares  generally are available  only to clients of the Advisor,  and to institutional  investors  (including  certain  retirement  plans,  which include defined  benefit  and  defined  contribution  plans)  that meet the  eligibility requirements  presented  below. The class of shares that is best for you depends on a  number  of  factors,  such  as  whether  you  are  a  retirement  plan  or non-retirement plan investor,  the amount you intend to invest, and the level of services that you desire. Please consult the Advisor, your plan administrator or recordkeeper,  or your  financial  advisor,  as to  which  share  class  is most appropriate for you. Here is a summary of the differences among the Funds' Class
Y-1, Class Y-2, and Class Y-3 shares:

Class Y-1 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: 0.25%

     o    Dividends: Higher annual expenses, and lower dividends, than Class Y-2 shares  and  Class  Y-3  shares  because  of the  12b-1  and  internal administrative fees paid by Class Y-1 shares to the Advisor.

     o    Minimum Purchase or Eligibility Requirements:  Must have invested over
          $50  million  in the Funds (in the case of defined  contribution  plan investors)  or at least $10  million (in the case of  investors  other than defined contribution plans) in the Funds.

     o    Shareholder  Services:  Full  shareholder  servicing  is  performed by
          Mercer and/or its affiliates, including communication with third-party
          administrators,   and  the   Class   Y-1   shares   pay  an   internal
          administrative fee for these services.

Class Y-2 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: None

     o    Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares;  higher annual expenses,  and lower dividends,  than Class Y-3 shares, because of the internal  administrative fees paid by Class Y-2 shares to the Advisor.

     o    Minimum  Purchase or Eligibility  Requirements:  Must have invested at least  $100  million  in the  Funds  or  entered  into  an  Investment
          Management  Agreement  with the Advisor or its  affiliates.  Class Y-2 shares are not available to certain defined contribution plans. Please consult the Advisor.

     o    Shareholder   Services:   Certain  limited  shareholder  servicing  is
          performed by the Advisor or its  affiliates,  and the Class Y-2 shares pay an internal administrative fee for these services.

Class Y-3 Shares

     o    Initial Sales Charge: None

     o    Contingent Deferred Sales Charge: None

     o    12b-1 Fee: None

     o    Dividends: Lower annual expenses, and higher dividends, than Class Y-1 shares and Class Y-2 shares.

     o    Minimum Purchase or Eligibility  Requirements:  Must both have entered into an  Investment  Management  Agreement  with  the  Advisor  or its affiliates,  and have invested at least $350 million in the Funds. The
          MGI Collective Funds and discretionary  investment  management clients of the Advisor or its  affiliates  as of June 30, 2005 also may invest in Class Y-3 shares. Please consult the Advisor.

     o    Shareholder  Services:  No  shareholder  servicing is performed by the
          Advisor or its  affiliates  at the Class level,  as it is  anticipated that  shareholder  servicing  will be performed  at the client  level.
          Shareholder servicing arrangements for holders of Class Y-3 shares are customized  to each  specific  client  and are not  paid  for from the assets of the Funds.

Distribution and Service (12b-1) Plan

The Funds have adopted a plan of distribution  and service,  or "12b-1 plan," to finance the  provision  of certain  shareholder  services to owners of Class Y-1 shares of the Funds.  The plan  provides  for payments at annual rates (based on average  net assets) of up to 0.25% of each  Fund's  Class Y-1 shares.  Although these fees are used solely for  shareholder  servicing  purposes,  because these fees are paid out of the Funds' assets or income on an ongoing basis,  over time these fees will  increase the cost of your  investment  (reducing  the return of your investment and may cost you more than paying other types of sales charges).
For investors in defined  contribution  plans administered by Mercer HR Services
LLC  ("Mercer   Services"),   an   affiliate   of  the  Advisor  that   provides
administrative  services to retirement  plans,  these fees may be paid to Mercer
Services.

Purchasing Class Y Shares

The Funds sell their  Class Y Shares at the  offering  price,  which is the NAV.
Class Y Shares may not be  available  through  certain  financial  advisors  and retirement plan administrators and recordkeepers.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with  cash,  when  consistent  with the  Fund's  investment  objective  and policies.  Acceptance of such  purchases  will be at the  Advisor's  discretion.
Contact the Advisor for further information.

Purchasing Class Y-1 and Class Y-2 Shares

Class Y-1 and Class Y-2 shares may be purchased  through your financial  advisor or directly through PFPC Inc., the Funds' transfer agent (the "transfer agent"), located at 4400 Computer Drive,  Westborough,  Massachusetts 01581. If you are a
defined  contribution  retirement  plan,  Class Y-1 shares also may be purchased through your  retirement  plan  administrator  or  recordkeeper.  Your financial advisor,  the Funds'  transfer agent or your retirement  plan  administrator  or recordkeeper,  as  applicable,  generally  must receive your completed buy order before the close of regular trading on the Exchange for your shares to be bought at that  day's  offering  price.  Your  financial  advisor  or  retirement  plan administrator or recordkeeper, as applicable, will be responsible for furnishing all necessary  documents to the Funds'  transfer  agent,  and may charge you for these services.  If you wish to purchase shares directly from the Funds, you may complete  an order form and write a check for the amount of Class Y Shares  that you wish to buy,  payable to the Trust.  Return the completed  form and check to the Funds' transfer agent.

Purchasing Class Y-3 Shares

Eligible institutional clients of the Advisor or its affiliates that wish to buy
Class Y-3 shares should contact the Advisor.

The Funds may  periodically  close to new  purchases  of  shares.  The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual  funds must  obtain  and verify  information  that  identifies  investors opening new accounts.  If a Fund is unable to collect the required  information, the Fund or its agents may not be able to open a Fund  account.  Investors  must provide their full name, residential or business address, social security or tax identification  number,  and date of birth (as  applicable).  Entities,  such as trusts,  estates,  corporations,  and  partnerships,  must  also  provide  other identifying  information.  The  Funds  or their  agents  may  share  identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying  information after opening an account, the Fund reserves the right to close the account.

Selling Class Y Shares

You can sell your Class Y Shares  back to the Funds on any day the  Exchange  is open,  through  the  Advisor,  your plan  administrator  or  recordkeeper,  your financial advisor, or directly to the Funds, depending upon through whom and how you own your Class Y Shares.  Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

If you are an institutional  client of the Advisor (or its affiliates) that owns
Class Y Shares,  contact the Advisor or the Funds'  transfer  agent to sell your
Class Y Shares.  The Funds'  transfer  agent must receive your request in proper form before the close of regular trading on the Exchange for you to receive that day's NAV.  The Advisor may  establish  an earlier time by which it must receive instructions  from its  clients in order for its  clients to receive  that day's
NAV.

If you are not an  institutional  client of the Advisor,  contact your financial advisor or the Funds' transfer agent directly, as applicable, to sell your Class
Y Shares.  Your financial advisor or the Funds' transfer agent must receive your request in proper form before the close of regular  trading on the  Exchange for you to receive that day's NAV.

If you are a participant in a defined contribution retirement plan, contact your plan  administrator  or  recordkeeper  to sell your  Class Y  Shares.  Your plan administrator  or  recordkeeper  must receive your request in proper form before the close of regular  trading on the Exchange for you to receive that day's NAV.
Your plan  administrator or recordkeeper  will be responsible for forwarding the request to the Funds'  transfer  agent on a timely  basis and may charge you for his or her services.

Payments by the Funds

Each Fund  generally  sends you payment for your Class Y Shares the business day after your  request is  received.  Under  unusual  circumstances,  the Funds may suspend redemptions,  or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund  reserves the right to pay  redemptions  "in-kind"  (i.e.,  payment in securities  rather  than  cash) if the value of the Class Y shares  that you are redeeming  is large enough to affect a Fund's  operations  (for  example,  if it represents  more than $250,000 or 1% of a Fund's  assets).  In these cases,  you might incur brokerage costs converting the securities to cash.

The Funds also  reserve  the right to close any  account of an  investor  if the value of the  investor's  shares in the Funds  falls  below the  Funds'  minimum investment requirements (presently $10 million, in the case of Class Y-1 shares;
$25  million  in the case of Class Y-2  shares;  and $50  million in the case of
Class Y-3 shares), or if you are deemed to engage in activities that are illegal
(such as late  trading) or  otherwise  believed to be  detrimental  to the Funds
(such as market  timing)  to the  fullest  extent  permitted  by law.  The 2.00%
short-term  trading fee will apply to  redemptions of shares that have been held less than 30 days, including redemptions described in this section.

Exchanging Class Y Shares

If you want to switch your  investment  from one Fund to another  Fund,  you can exchange  your Class Y-1,  Class Y-2, or Class Y-3 shares,  as  applicable,  for shares of the same class of another Fund at NAV.

If you hold your  Class Y-1 or Class Y-2  shares  through a  financial  advisor, contact the  financial  advisor  regarding  the details of how to exchange  your shares.  If you hold your Class Y-1 or Class Y-2 shares directly with the Funds, contact  the  Funds'  transfer  agent,  and  complete  and  return  an  Exchange
Authorization  Form,  which is available  from the transfer  agent.  A telephone exchange  privilege  is  currently  available  for  exchanges  of  amounts up to
$500,000 in Class Y-1 or Class Y-2  shares.  If you hold your Class Y-1 or Class
Y-2  shares  through a  retirement  plan,  contact  your plan  administrator  or recordkeeper  regarding the details of how to make an exchange. If you own Class
Y-3 shares,  contact the Advisor  regarding  the details of how to exchange your shares.  Ask the Advisor,  your financial  advisor,  your plan  administrator or recordkeeper, or the Funds' transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term  trading.  As described  above,  excessive  exchange  activity may  interfere  with  portfolio management  and have an adverse  effect on all  shareholders.  In order to limit excessive  exchange  activity and otherwise to promote the best interests of the
Funds,  each Fund will  impose a  short-term  trading  fee of 2.00% of the total exchange amount  (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange  privilege, limit the amount or number of exchanges,  or reject any exchange.  The Fund into which you would like to exchange  also may reject your  exchange.  These actions may apply to all shareholders or only to those  shareholders whose exchanges the
Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds.  Consult the Funds or the Advisor or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The  Funds,  the  Advisor,  and  MGI  Funds  Distributors,   Inc.,  the  Trust's
distributor (the "Distributor"),  reserve the right to reject any purchase order for any  shares  of any class of the  Funds  for any  reason.  The Funds are not designed to serve as vehicles  for  frequent  trading in response to  short-term fluctuations in the securities markets. Accordingly,  purchases, including those that  are part of  exchange  activity,  that  the  Funds,  the  Advisor,  or the
Distributor  has determined  could involve actual or potential harm to the Funds may be  rejected.  Frequent  trading  of  Fund  shares  may  lead  to  increased transaction  costs  to the  Funds,  less  efficient  management  of  the  Funds'
portfolios (by disrupting portfolio investment strategies), and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent  trading called time-zone  arbitrage,  where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund's securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S.  Small/Mid  Cap  Value  Equity  Fund) or in Funds  that  invest  in thinly-traded  securities (such as high yield  securities,  which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following  policies and  procedures  that are designed to restrict  frequent purchases  and  redemptions  of the  Funds'  shares.  Each  Fund  will  impose a short-term  trading fee of 2.00% of the total redemption  amount  (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The  short-term  trading  fee is paid  directly  to the  Funds  and is designed  to offset  brokerage  commissions,  market  impact,  and  other  costs associated with short-term trading. The short-term trading fee will not apply in the following  circumstances:  redemptions  to pay  distributions  or loans from certain defined contribution plans; redemptions for loan repayment;  redemptions from certain omnibus accounts;  redemptions in the event of shareholder death or post-purchase  disability;  redemptions made as part of a systematic  withdrawal plan;  transactions in defined  contribution  plans for which Mercer Services is
not  the  administrator;   and  transactions  for  a  discretionary   investment
management  client of the Advisor  when the client has provided MGI with advance notice  of a  planned  redemption  at  least  five  business  days  prior to the
redemption  date.  Furthermore,   exchanges  by  plan  participants  in  defined
contribution  plans for  which  Mercer  Services  is the  administrator  will be subject to the  short-term  trading  fee only with  respect to shares  that were purchased by exchange (rather than by contribution). For purposes of determining whether  the  short-term  trading  fee  applies,  the shares  that were held the longest  will be  redeemed  first.  Administrators,  trustees,  or  sponsors  of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the  short-term  trading fee, the Board has adopted the following additional  policies and procedures,  which apply to accounts other than defined contribution  plans described  above.  Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions),  all equal to or  greater  than  $10,000  in value  within a 180 day  period,  will  receive a warning.  If  subsequent  activity of two or more round trips occurs  within 180 days, the shareholder's  exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds.

There is no assurance that these  policies and  procedures  will be effective in limiting  frequent  trading in all accounts.  For example,  the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

As discussed in "Redemptions by the Funds" earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Income  dividends  are  normally  declared  and paid once each year in December.
Capital gains, if any, are distributed annually. The amount of any distributions will  vary,  and  there  is no  guarantee  that a Fund  will pay  either  income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. If you are an  institutional  shareholder  of the  Class Y Shares  of a Fund,  you will receive income  dividends and capital gains  distributions in additional Class Y
Shares of the Fund, unless you notify the Advisor,  your financial  advisor,  or the Funds'  transfer  agent in writing  that you elect to receive  them in cash.
Distribution  options may be changed by shareholders at any time by requesting a change in writing.

All  dividends  and  capital  gain   distributions   paid  to  retirement   plan
shareholders will be automatically  reinvested.  Dividends and distributions are reinvested  on the  reinvestment  date at the net asset value  determined at the close of business on that date.

If you are a taxable  investor  and  invest in Class Y Shares of a Fund  shortly before the Fund makes a  distribution,  you may receive some of your  investment back in the form of a taxable distribution.

Taxes

Dividends and capital gains distributed by the Funds to tax-deferred  retirement plan accounts are not taxable currently.

In general,  if you are a taxable investor,  distributions by a Fund are taxable to you as either  ordinary  income or capital  gains.  This is true  whether you reinvest your  distributions  in additional Fund shares or receive them in cash.
Every  January,  you will  receive a  statement  that  shows  the tax  status of distributions  you  received for the previous  year.  Distributions  declared in
December but paid in January are taxable as if they were paid in December.

For  federal  income  tax  purposes,  if  you  are  a  taxable  investor,   Fund
distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends  designated by the Funds may be qualified dividend income eligible for taxation by individual  shareholders at long-term capital gains rates,  provided certain holding period requirements are met.

By law,  a Fund  must  withhold  a portion  of your  taxable  distributions  and redemption proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number,

     o    certify that this number is correct,

     o    certify that you are not subject to backup withholding, and

     o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When  withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes,  an exchange of your Class Y Shares of one Fund for Class Y Shares of a  different  Fund is the  same  as a sale.  Generally,  exchanges  within  a tax-deferred  retirement  plan account will not result in a capital gain or loss for federal or state income tax purposes.  Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

If you are a taxable  investor,  Fund  distributions  and gains from the sale of your Fund shares  generally  are subject to state and local  taxes.  Any foreign taxes  that a Fund pays on its  investments  may be passed  through  to you as a foreign tax credit.  Non-U.S.  investors may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.  You should consult your tax advisor about the federal,  state, local, or foreign tax consequences of your investment in the Funds.

Financial Highlights

No financial  information  is presented  for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

                                    APPENDIX

                      SUPPLEMENTAL PERFORMANCE INFORMATION

                      Prior Performance of the Subadvisors

Because  the  employees  of certain  subadvisors  who will manage the Funds have advised other accounts in a substantially similar manner to the way in which the
Funds will be managed,  the following  supplemental  performance  information is being provided to assist prospective  investors in making an informed investment decision.  Although the Funds have not had  investment  operations  prior to the date of this prospectus,  certain  subadvisors  have managed private  investment companies  and  certain  advisory  accounts  that  have  investment  objectives, policies,  and strategies that are  substantially  similar,  but not necessarily identical, to the investment objective, policies, and strategies of the Funds.

For each  subadvisor,  we have presented prior  performance  information for all investment companies and advisory accounts with substantially similar investment objectives,  policies,  and strategies to the Funds  (together,  the "Subadvisor
Composites")  that  each  subadvisor  subadvises.   The  Advisor  requires  each
subadvisor  to  include  in its  Subadvisor  Composite  the  performance  of all
substantially   similar  advisory  accounts  and  investment  companies  of  the subadvisor to help ensure that the subadvisor is showing the  performance of all such  advisory  accounts  and  investment  companies,  and not  solely  the best performing advisory accounts and investment companies.  The Advisor has required that the  subadvisors  make certain  representations  concerning the appropriate presentation and calculation of the Subadvisor Composites' performance.

THE  SUBADVISOR  COMPOSITES'  PERFORMANCE IS NO GUARANTEE OF RESULTS IN MANAGING
THE FUNDS. THE SUBADVISOR COMPOSITES' PERFORMANCE FIGURES ARE NOT THE HISTORICAL
PERFORMANCE OF THE FUNDS,  ARE SEPARATE AND DISTINCT FROM THE FUNDS,  AND SHOULD
NOT  BE  CONSIDERED  AS  A  SUBSTITUTE  FOR  THE  FUNDS'  OWN  PERFORMANCE.  The
performance  of  the  Subadvisor   Composites  may  not  be  comparable  to  the
performance of the Funds because of the following:

     o    brokerage commissions and dealer spreads,

     o    expenses (including management fees),

     o    the size of the investment in a particular security in relation to the overall portfolio size,

     o    the  timing of  purchases  and sales  (including  the effect of market conditions at that time),

     o    the timing of cash flows into the portfolio, and

     o    the availability of cash for new investments.

The  performance of the Subadvisor  Composites also may not be comparable to the performance  of the Funds because the Subadvisor  Composites,  unlike the Funds, are not registered  under the 1940 Act, and,  consequently,  may not be required to:

     o    redeem shares upon request,

     o    meet certain diversification requirements, or

     o    comply  with the tax  restrictions  and  investment  limitations  that govern mutual funds.

The prior  performance of the Subadvisor  Composites has been  calculated net of fees  and  trading  expenses.  The  total  operating  fees and  expenses  of the
Subadvisor  Composites  may be lower than the total  operating  expenses  of the
Funds,  in which case the Subadvisor  Composites'  performance  shown would have been lower had the total  operating  expenses  of the Funds been used to compute the Subadvisor Composites' performance.

The tables on the following  pages show the average annual total returns of each
Subadvisor  Composite  for the periods  ended March 31, 2005.  Also included for comparison are performance figures for each Fund's benchmark.

WHEN  CONSIDERING  THE  SUBADVISOR  COMPOSITES,  INVESTORS  SHOULD NOTE  UNUSUAL
SHORT-TERM  PERFORMANCE  CANNOT BE SUSTAINED  INDEFINITELY,  AND  INVESTORS  ARE
ADVISED TO REVIEW SHORT-,  INTERMEDIATE-,  AND LONG-TERM RETURNS WHEN EVALUATING
PERFORMANCE.  PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. IN ADDITION, THE
PERFORMANCE INFORMATION PRESENTED FOR THE SUBADVISOR COMPOSITES IS CURRENT AS OF
THE DATE  SHOWN,  BUT MAY NOT BE  CURRENT AS OF THE DATE YOU ARE  REVIEWING  THE
APPENDIX.  CONSEQUENTLY,  THE PERFORMANCE OF THE SUBADVISOR  COMPOSITES MAY VARY
FROM THAT SHOWN.

THE  PERFORMANCE  OF  EACH  SUBADVISOR  COMPOSITE  SHOWN  WAS  PREPARED  BY  THE
SUBADVISOR AND NOT BY THE ADVISOR.  THE ADVISOR  BELIEVES THAT SUCH  THIRD-PARTY
INFORMATION  IS RELIABLE,  BUT DOES NOT GUARANTEE ITS ACCURACY,  TIMELINESS,  OR
COMPLETENESS.

                                                           Average Annual Total Returns (%) -
                                                             Periods Ending December 31, 2004
                                                    -----------------------------------------------
                                                    -----------------------------------------------
                                                     1 Year      3 Years   5 Years  10 Years

Sands Large Cap Growth                               20.52        6.13     -3.87     16.93
INTECH Large Cap Growth                              15.18        7.85      2.40     18.89
Russell 1000(R) Growth Index                          6.30        -0.18     -9.29     9.59

Lord Abbett Large Cap Value                          13.06        8.49      7.89     13.73
Pzena Large Cap Value                                15.79       12.09       -         -
Russell 1000(R) Value Index                          16.49        8.57      5.27     13.82

Westfield Small/Mid Cap Growth                       11.74        8.26      4.10     15.60
Mazama Small/Mid Cap Growth                           9.39        7.66       -         -
Russell 2500(TM) Growth Index                        14.59        5.93     -2.31     9.66

J.L. Kaplan Small/Mid Cap Value                      16.17       13.98     17.20       -
Wells Micro Cap Value                                13.44         -         -         -
Russell 2500(TM) Value Index                         21.58       16.67     16.05     16.03

GMO International Disciplined Equity                 23.28         -         -         -
MSCI EAFE(R) Index                                   20.70       12.31     -0.80     5.92

BlackRock Core Plus                                  4.85         6.43      7.86       -
Western Core Full Discretion                         6.98         8.66      9.44     9.36
Lehman Brothers U.S. Aggregate Bond(TM) Index        4.34         6.20      7.71     7.72

Deutsche Short Maturity                              2.06         3.46      4.98       -
Lehman Brothers Govt/Credit 1-3 Yr Bond(TM) Index    1.30         3.44      5.41     5.98

Disclosures:

Past  performance  is not a guarantee  of future  performance.  The  performance records represent the client composite track records of the subadvisors, and not the track records of the MGI funds.  Performance figures have been reported on a net-of-fees basis, based on the separate or commingled account composite records of the subadvisors, and have been prepared in compliance with AIMR standards and in accordance  with SEC staff  interpretations  in this area. The information on the  subadvisors has been obtained from those  subadvisors,  who have calculated the returns.  MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability  (including for indirect,  consequential  or  incidental  damages)  for any error,  omission  or inaccuracy  in  such  information.  Unusual  short-term  performance  cannot  be
sustained   indefinitely,   and   investors   are  advised  to  review   short-,
intermediate, and long-term returns when evaluating performance.

(C)Copyright 2005, Mercer Global Investments

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                    Annual Total Returns (%) - Calendar Years
                        LARGE CAP GROWTH EQUITY COMPOSITE

           Sands Large Growth               INTECH Large Growth

1995            42.31                              45.22
1996            38.12                              23.37
1997            30.22                              41.13
1998            54.11                              57.45
1999            47.57                              25.90
2000            18.38                              -5.47
2001            15.79                              -5.07
2002            27.24                             -15.36
2003            36.26                              28.67
2004            20.52                              15.18

                    Annual Total Returns (%) - Calendar Years
                        LARGE CAP VALUE EQUITY COMPOSITE

       Lord Abbett Large Value               Pzena Large Value

1995            32.14
1996            17.05
1997            26.42
1998            12.85
1999            12.17
2000            19.00
2001            -3.78                               1.08
2002           -14.34                             -13.21
2003            31.84                              40.15
2004            13.06                              15.79

                    Annual Total Returns (%) - Calendar Years
                      SMALL/MID CAP GROWTH EQUITY COMPOSITE

          Westfield Small/Mid Growth        Mazama Small/Mid Growth
1995            39.37
1996            17.14
1997            24.40
1998            -4.30
1999            79.31
2000             4.87
2001            -8.12                               1.22
2002           -18.10                             -35.45
2003            38.65                              76.74
2004            11.74                               9.39

                    Annual Total Returns (%) - Calendar Years
                      SMALL/MID CAP VALUE EQUITY COMPOSITE

        Evergreen Small/Mid Value          Wells Micro Cap Value
2000            23.24
2001            21.18
2002            -5.55
2003            34.96
2004            16.17                              13.44

                    Annual Total Returns (%) - Calendar Years
                             NON-US EQUITY COMPOSITE

            GMO Disciciplined Equity

2003            37.67
2004            23.28

                  Annual Total Returns (%) - Calendar Years
                   CORE OPPORTUNISTIC FIXED INCOME COMPOSITE

          BlackRock Core Plus           Western Core Full Discretion
1995                                               21.50
1996                                                5.62
1997                                               11.87
1998                                                8.68
1999            -0.20                              -0.16
2000            11.52                              11.68
2001             8.59                               9.58
2002             9.31                               9.56
2003             5.20                               9.46
2004             4.85                               6.98

                    Annual Total Returns (%) - Calendar Years
                      SHORT MATURITY FIXED INCOME COMPOSITE

          Deutsche Short Maturity

1995             4.55
1996             5.47
1997             6.77
1998             6.52
1999             4.43
2000             8.02
2001             6.59
2002             5.29
2003             3.06
2004             2.06

If you want more  information  about the
Funds,  the  following  documents  are
available free upon request:

Annual/Semi-Annual Reports
                                                  MGI Funds
Additional  information about each Fund's         MGI US Large Cap Growth Equity
investments will be available in the Fund's        Fund
annual and semi-annual reports to                 MGI US Large Cap Value Equity
shareholders.  As of  the  date  of  this          Fund
prospectus, annual  and  semi-annual  reports     MGI US Small/Mid Cap Value
are not  yet  available  MGI US Small/Mid          Equity Fund
Cap Growth Equity Fund because the Funds have     MGI Non-US Core Equity Fund
not commenced operations.                         MGI Core Opportunistic Fixed
                                                   Income Fund
Statement of Additional Information (SAI)         MGI US Short Maturity Fixed
                                                   Income Fund
The SAI  provides more  detailed  information
about the Funds and is incorporated by
reference   into  this  Prospectus prospectus
(i.e., it is legally  considered a part of
this prospectus).

You  may  discuss  your  questions   about
the  Funds  by contacting  your plan
administrator  or  recordkeeper  or financial
advisor.  You may  obtain  free  copies  of
the Funds'  annual  and  semi-annual  reports
and  the SAI by contacting the Funds directly
at  1-800-________.  Because the Funds are
new, as of the date of this prospectus,  the
Trust's     website     (www.mgifunds.com)
is    under construction.  In the  future,
you will be able to obtain copies of the
Funds' reports and SAI at this address.

You may  review  and copy  information  about
the  Funds,  including                            June __, 2005
shareholder  reports and the SAI, at the
Public Reference Room of the  Securities and
Exchange  Commission in Washington,  D.C. You
may obtain  information about the operations
of the SEC's Public  Reference  Room by
calling the SEC at  1-202-942-8090.  You may
get copies of reports and other information
about the Funds:

o   For   a   fee, by electronic request at
    publicinfo@sec.gov  or by  writing  the
    SEC's  Public Reference Section,
    Washington, D.C.  20549-0102; or

o   Free  from  the  EDGAR   Database  on the
    SEC's Internet website at:
    http://www.sec.gov.

MGI Funds
Investment Company Act File No. 811-21732

                   Preliminary Prospectus, dated June __, 2005

                              Subject to Completion

MGI FUNDS(TM)

     MGI US Large Cap Growth Equity Fund
     MGI US Large Cap Value Equity Fund
     MGI US Small/Mid Cap Growth Equity Fund
     MGI US Small/Mid Cap Value Equity Fund
     MGI Non-US Core Equity Fund
     MGI Core Opportunistic Fixed Income Fund
     MGI US Short Maturity Fixed Income Fund

Prospectus

June __, 2005

This  prospectus  offers  Class S shares in the seven series (each a "Fund," and together, the "Funds") of the MGI Funds (the "Trust").  This prospectus explains what you should know about each Fund and the Class S shares of the Funds  before you invest. Please read it carefully.

Mercer Global Investments, Inc. (the "Advisor") manages the Funds.

Neither  the  Securities  and  Exchange  Commission  nor  any  state  securities commission  has  approved or  disapproved  these  securities  or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The  information  in this  prospectus is not complete and may be changed.  These securities  may not be sold  until the  registration  statement  filed  with the
Securities and Exchange Commission is effective. This prospectus is not an offer to sell these  securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

              Not FDIC Insured. May lose value. No bank guarantee.

                                    Contents

Appendix

Summary of the Funds

Each Fund's investment objective, principal investment strategies, and principal risks  are set  forth  below.  This  summary  is  intended  to  provide  a brief description of the Funds and how they are managed. More detailed descriptions of the Funds are included  later in this  prospectus  under  "Principal  Investment
Strategies and Related Risks."

The Manager of Managers Structure

The Advisor is responsible for  constructing and monitoring the asset allocation and portfolio  strategies for the Funds,  consistent with each Fund's investment objective,  strategies,  and risks.  The Advisor believes that it is possible to enhance  shareholder  value by using one or more subadvisory firms to manage the assets of each Fund. Therefore,  the Advisor intends to manage each Fund using a
"manager of managers"  approach by selecting one or more  subadvisors  to manage each Fund, based upon the Advisor's evaluation of the subadvisor's expertise and performance in managing the asset class in which the Fund will invest.

Securities  are  selected  for each  Fund's  portfolio  using a  combination  of traditional and fundamental  investment  tools and quantitative  analysis.  Each
Fund  generally   relies  on  the   professional   judgment  of  its  respective
subadvisor(s)  to make decisions about the Fund's portfolio  holdings,  and each subadvisor  employs its own  proprietary  processes  and  disciplines  to select securities and manage a Fund's investment portfolio (or portion of a portfolio).
A  description  of the  subadvisors  currently  employed  by the  Funds  and the subadvisors'  individual  securities  selection  processes  can be  found  under
"Principal Investment Strategies and Related Risks."

Investment Objectives and Principal Investment Strategies

Each Fund has its own distinct  investment  objective  that it seeks to achieve.
The Funds'  investment  objectives may be changed without  shareholder  approval
(although a Fund will provide  advance  notice to  shareholders  before any such change takes  effect).  There can be no  guarantee  that a Fund will achieve its investment objective.

---------------------------- ---------------------------- ------------------------------- ----------------------------
         Fund Name              Investment Objective           Principal Investment         Principal Risk Factors
                                                                    Strategies
---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI US Large Cap Growth      Long-term total return,      |X|  Invests principally        |X|  Growth Stock Risk
Equity Fund                  which includes capital            in equity securities
                             appreciation and income           issued by large            |X|  Management
                                                               capitalization U.S.             Techniques Risk
                                                               companies; "large
                                                               capitalization U.S.        |X|  Non-Diversification
                                                               companies" are companies        Risk
                                                               with market
                                                               capitalizations that are
                                                               within the range of
                                                               companies represented in
                                                               the Russell 1000(R)
                                                               Index.  As of June 30,
                                                               2005, the capitalization
                                                               range of companies
                                                               included in the Russell
                                                               1000 Index was between
                                                               $___ billion and $___
                                                               billion.

                                                          |X|  Generally invests in
                                                               companies that have
                                                               higher earnings and/or
                                                               revenue growth histories
                                                               or expectations.
---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI US Large Cap Value       Long-term total return,      |X|  Invests principally        |X| Value Stock Risk
Equity Fund                  which includes capital            in equity securities
                             appreciation and income           issued by large            |X| Management
                                                               capitalization U.S.            Techniques Risk
                                                               companies; "large
                                                               capitalization U.S.        |X| Non-Diversification
                                                               companies" are companies       Risk
                                                               with market
                                                               capitalizations that are
                                                               within the range of
                                                               companies represented in
                                                               the Russell 1000 Index.
                                                               As of June 30, 2005, the
                                                               capitalization range of
                                                               companies included in
                                                               the Russell 1000 Index
                                                               was between $___ billion
                                                               and $___ billion.

                                                          |X|  Generally invests in
                                                               stocks that appear to be
                                                               undervalued based on the
                                                               stocks' intrinsic value
                                                               relative to their
                                                               current market prices.
---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI US Small/Mid Cap         Long-term total return,      |X|  Invests principally        |X| Growth Stock Risk
Growth Equity Fund           comprised primarily of            in equity securities
                             capital appreciation              issued by                  |X| Small and Medium
                                                               small-to-medium                Capitalization Stock
                                                               capitalization U.S.            Risk
                                                               companies;
                                                               "small-to-medium           |X| Management
                                                               capitalization U.S.            Techniques Risk
                                                               companies" are companies
                                                               with market                |X| Non-Diversification
                                                               capitalizations between        Risk
                                                               $25 million and the
                                                               largest company
                                                               represented in the         |X| Portfolio
                                                               Russell 2500(TM)Index.  As     Turnover Risk
                                                               of June 30, 2005, the
                                                               capitalization of the
                                                               largest company included
                                                               in the Russell 2500
                                                               Index was $___ billion.
---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI US Small/Mid Cap Value   Long-term total return,      |X|  Invests principally        |X| Value Stock Risk
Equity Fund                  comprised primarily of            in equity securities
                             capital appreciation              issued by                  |X| Small and Medium
                                                               small-to-medium                Capitalization
                                                               capitalization U.S.            Company Risk
                                                               companies;
                                                               "small-to-medium           |X| Management
                                                               capitalization U.S.            Techniques Risk
                                                               companies" are companies
                                                               with market                |X| Non-Diversification
                                                               capitalizations between        Risk
                                                               $25 million and the
                                                               largest company
                                                               represented in the
                                                               Russell 2500 Index.  As
                                                               of June 30, 2005, the
                                                               capitalization of the
                                                               largest company included
                                                               in the Russell 2500
                                                               Index was $___ billion.
---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI Non-US Core Equity Fund  Long-term total return,      |X|  Invests principally        |X| Foreign and
                             which includes capital            in equity securities           Emerging Markets
                             appreciation and income           issued by non-U.S.             Investments Risk
                                                               companies of any size,
                                                               located in the world's     |X| Currency Exchange
                                                               developed capital              Rate Risk
                                                               markets.
                                                                                          |X| Political and
                                                                                              Economic Risk

                                                                                          |X| Growth Stock Risk

                                                                                          |X| Small and Medium
                                                                                              Capitalization Stock
                                                                                              Risk

                                                                                          |X| Management
                                                                                              Techniques Risk

                                                                                          |X| Non-Diversification
                                                                                              Risk

---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI Core Opportunistic       Total return, consisting     |X|  Invests principally        |X| Credit Risk
Fixed Income Fund            of both current income and        in investment grade
                             capital appreciation              fixed income securities,   |X| Derivatives Risk
                                                               including government
                                                               securities and corporate   |X| Interest Rate Risk
                                                               bonds.
                                                                                          |X| Foreign and
                                                          |X|  Managed to maintain            Emerging Markets
                                                               a duration within 20% of       Investments Risk
                                                               the duration of the
                                                               Lehman Brothers U.S.       |X| High Yield
                                                               Aggregate Bond(TM) Index       Securities Risk
                                                               (as of May 31, 2005, the
                                                               duration of the Index      |X| Mortgage-Backed
                                                               was approximately 4.2          and Asset-Backed
                                                               years).                        Securities Risk

                                                                                          |X| U.S. Government
                                                                                              Securities Risk

                                                                                          |X| Management
                                                                                              Techniques Risk

                                                                                          |X| Non-Diversification
                                                                                              Risk
---------------------------- ---------------------------- ------------------------------- ----------------------------
MGI US Short Maturity        Safety of principal and a    |X|  Invests principally        |X| Credit Risk
Fixed Income Fund            moderate level of income          in investment grade
                                                               fixed income securities    |X| Derivatives Risk
                                                               of U.S. issuers,
                                                               including government       |X| Interest Rate Risk
                                                               securities and corporate
                                                               bonds.                     |X| Mortgage-Backed
                                                                                              and Asset-Backed
                                                          |X|  Maintains an average           Securities Risk
                                                               dollar-weighted
                                                               portfolio maturity of      |X| U.S. Government
                                                               one to three years.            Securities Risk

                                                                                          |X| Management
                                                                                              Techniques Risk

                                                                                          |X| Non-Diversification
                                                                                              Risk
---------------------------- ---------------------------- ------------------------------- ----------------------------

Principal Risks

The principal risks that could adversely affect the value of a Fund's shares and the total return on your investment (as indicated above) include:

Credit Risk         Issuers  of  debt  securities  may be  unable  to  make  the required  payments of interest and/or  principal at the time that such  payments  are due.  In  addition,  changes  in an issuer's  credit  rating or the  market's  perception  of an issuer's  creditworthiness  can also  adversely  affect  the values  of the  securities.  While the  fixed  income  Funds primarily  invest in securities of investment grade issuers, those issuers may still default on their obligations.

Currency Exchange   Foreign  securities  may be issued  and  traded  in  foreign
Rate Risk           currencies.  As a result,  the values of foreign  securities may be affected by changes in exchange rates between foreign
                    currencies  and  the  U.S.   dollar,   as  well  as  between
                    currencies of countries  other than the United  States.  For example,  if the value of the U.S. dollar increases relative to a particular foreign currency, an investment  denominated in that foreign  currency  will decrease in value because it will be worth fewer U.S. dollars.

Derivatives Risk    Derivatives  are financial  instruments,  the value of which depends  upon,  or is derived  from,  the value of something else, such as one or more underlying  investments,  pools of investments, indexes, or currencies. Examples of derivatives are  futures,  options,  warrants,  and  swap  contracts.  A
                    subadvisor  may  use   derivatives   both  for  hedging  and
                    non-hedging  purposes,  although it is anticipated  that the use of  derivatives  within  the  Funds  will  generally  be limited to maintaining  exposure to certain market  segments
                    or  asset  classes,   or  facilitating   certain   portfolio
                    transactions.  Investments  in  derivatives  may be  applied toward meeting a requirement to invest in a particular  kind
                    of   investment   if   the    derivatives    have   economic
                    characteristics similar to that investment.

                    Derivatives  involve special risks and may result in losses.
                    The successful use of derivatives  depends on the ability of a subadvisor to manage these sophisticated instruments.  The prices of derivatives may move in unexpected ways due to the use of  leverage  or other  factors,  especially  in unusual market conditions, and may result in increased volatility.

                    Other risks  arise from the Funds'  potential  inability  to terminate or sell derivatives  positions. A liquid secondary market  may not  always  exist  for the  Funds'  derivatives
                    positions.   In  fact,  many  over-the-counter   instruments
                    (investments  not traded on an exchange) will not be liquid.
                    Over-the-counter  instruments also involve the risk that the counterparty to the derivative transaction will not meet its obligations.  For  further  information  about  the risks of derivatives, see the SAI.

Foreign and         Investing  in  foreign  and  emerging   markets   securities
Emerging Markets    typically   involves  more  risks  than  investing  in  U.S.
Investments Risk    securities.  These  risks can  increase  the  potential  for losses  in the  Funds  and  affect  their  respective  share prices. Generally, securities of many foreign issuers may be less liquid, and their prices may be more volatile, than the securities of comparable U.S. issuers. Transaction costs for foreign  securities are generally higher than for comparable securities  issued in the U.S. Many foreign  governments may
                    supervise  and  regulate   their   financial   markets  less
                    stringently  than  the  United  States  does.  In  addition, foreign  issuers are generally not subject to the same types of accounting, auditing, or financial reporting standards as those applicable to U.S. issuers.  As a result, with respect to foreign  issuers,  there may be less  publicly  available
                    information   regarding   their   operations  and  financial
                    condition, and the information that is available may be less reliable.  Generally,  each of the risks involved in foreign investing  is more  severe  for  securities  of  issuers  in countries with emerging capital markets.

Growth Stock Risk   Companies  with strong growth  potential  (both domestic and foreign) tend to have higher than average  price-to-earnings ratios,  meaning that these stocks are more  expensive  than average  relative  to the  companies'  earnings.  The market prices of equity  securities  of growth  companies are often
                    quite  volatile,   since  the  prices  may  be  particularly
                    sensitive to economic,  market, or company  developments and may present a higher degree of risk of loss.

High Yield          These fixed  income  securities  generally  have more credit
Securities Risk     risk  than  higher-rated  securities,  are  more  likely  to encounter financial difficulties, and are more vulnerable to changes in the economy.  Securities  rated below  investment grade,  sometimes  called "junk bonds,"  generally have more credit risk than higher-rated securities.  Companies issuing high  yield,  fixed  income  securities  are  not as  strong financially as those issuing  securities  with higher credit ratings.  These  companies  are  more  likely  to  encounter financial difficulties and are more vulnerable to changes in the economy,  such as a recession  or a sustained  period of rising  interest  rates that could affect  their  ability to make  interest and  principal  payments.  If an issuer stops making interest and/or principal  payments,  payments on the
                    securities  may  never  resume.   These  securities  may  be
                    worthless and the Fund could lose its entire investment. The prices of high yield, fixed income securities fluctuate more than  higher-quality  securities.  The prices of high-yield,
                    fixed  income   securities  are   especially   sensitive  to
                    developments affecting the company's business and to changes in the  ratings  assigned  by rating  agencies.  High  yield securities  generally  are less liquid  than  higher-quality
                    securities.   Many  of  these   securities   do  not   trade
                    frequently,  and when they do  trade,  their  prices  may be significantly  higher or lower than expected.

                    Interest  Rate Risk Changes in interest  rates may adversely affect  the  values of the  securities  held in each  Fund's portfolio.  In general,  the prices of debt  securities fall when interest rates  increase,  and rise when interest rates decrease.  Typically,  the  longer  the  maturity  of a debt security,  the more  sensitive the debt security is to price shifts as a result of interest rate changes.

Management          The  investment  strategies,  techniques,  and risk analyses
Techniques Risk     employed  by the  subadvisors,  while  designed  to  enhance potential returns,  may not produce the desired results. The subadvisors  may be  incorrect in their  assessments  of the value  of  securities  or their  assessments  of  market  or interest  rate  trends,  which  can  result in losses to the
                    Funds.

Market Risk         The risk that movements in financial  markets will adversely affect the price of the Fund's  investments,  regardless  of how well the  companies in which the Fund  invests  perform.
                    The market as a whole may not favor the types of investments the Fund makes. Also, the risk that the price of one or more of  the  securities  or  other  instruments  in  the  Fund's portfolio will fall, or will fail to rise.  Many factors can adversely  affect a security's  performance,  including both general financial market conditions and factors related to a specific company, industry, country, or geographic region.

Mortgage-Backed     The fixed  income  Funds may invest in  mortgage-backed  and
and Asset-Backed    asset-backed  securities.   Mortgage-backed  securities  are
Securuities         securities  representing  interests  in  pools  of  mortgage loans.  These  securities  generally  provide  holders  with payments  consisting  of both  interest and principal as the mortgages  in the  underlying  mortgage  pools are paid off.
                    When  interest  rates  fall,   borrowers  may  refinance  or
                    otherwise repay  principal on their  mortgages  earlier than
                    scheduled.    When   this   happens,    certain   types   of
                    mortgage-backed  securities  will be paid off  more  quickly than  originally  anticipated,  and a Fund may be  forced to reinvest in obligations  with lower yields than the original obligations.

                    Asset-backed   securities   are  securities  for  which  the
                    payments of interest  and/or  principal are backed by loans, leases, and other receivables.  Asset-backed  securities are
                    subject   to  many  of  the   same   types   of   risks   as
                    mortgage-backed   securities.   In   addition,   issuers  of
                    asset-backed  securities may have limited ability to enforce the security interest in the underlying  assets,  and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default.

Non-Diversification Each  Fund is  non-diversified.  As a result,  each Fund is subject  to the risk  that it will be more  volatile  than a diversified fund because the Fund may invest its assets in a smaller  number of issuers.  Because of this,  the gains and losses on a single  security may have a greater  impact on a
                    Fund's net asset value.

Political and       The political,  legal,  economic,  and social  structures of
Economic Risk       some foreign  countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external  conflicts and currency devaluations.

Portfolio           High  portfolio  turnover  may  result in  higher  costs for
Turnover Risk       brokerage commissions, transaction costs, and capital gains.

Small and Medium    The   securities   of   companies   with  small  and  medium
Capitalization      capitalizations  may involve greater  investment  risks than
Stock Risk          securities of companies  with large  capitalizations.  Small and medium capitalization  companies may have an unproven or
                    narrow   technological   base  and  limited  product  lines,
                    distribution  channels,  and market and financial resources, and the small and medium  capitalization  companies also may be  dependent  on  entrepreneurial  management,  making  the
                    companies   more   susceptible   to  certain   setbacks  and
                    reversals.  As a result,  the securities of small and medium capitalization  companies  may be subject to more  abrupt or erratic movements than securities of larger  companies,  may have  limited  marketability,  and may be less  liquid  than securities of companies with larger capitalizations. Foreign companies with large capitalizations may be relatively small by U.S.  standards  and may be  subject  to  risks  that are similar  to the  risks  that may  affect  small  and  medium capitalization  U.S.  companies.  Securities  of  small  and medium  capitalization  companies  also may pay no,  or only small, dividends.

U.S. Government     U.S.  government agency obligations have different levels of
Securities Risk     credit support,  and therefore,  different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and
                    credit   of  the   U.S.,   such  as  the   Federal   Housing
                    Administration  or Ginnie Mae,  present  little credit risk.
                    Other  securities  issued by agencies and  instrumentalities sponsored by the U.S.  government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal
                    Home Loan  Banks,  and  securities  issued by  agencies  and instrumentalities  sponsored by the U.S. government that are supported only by the credit of the issuing  agencies,  such as Freddie  Mac and  Fannie  Mae,  are  subject to a greater degree of credit risk.

Value Stock Risk    Value  stocks  represent  companies  that tend to have lower than  average  price to  earnings  ratios and are  therefore cheaper than average  relative to the  companies'  earnings.
                    These companies may have relatively weak balance sheets and, during economic  downturns,  they may have insufficient cash flow to pay their debt  obligations  and difficulty  finding
                    additional   financing  needed  for  their   operations.   A
                    particular  value  stock  may  not  increase  in  price,  as anticipated by the  subadvisor,  if other  investors fail to recognize  the  stock's  value  or  the  catalyst  that  the subadvisor  believes  will  increase  the price of the stock does not  affect  the price of the stock in the manner or to the degree that the subadvisor  anticipates.  Also, cyclical stocks  tend  to  increase  in  value  more  quickly  during economic upturns than non-cyclical  stocks, but also tend to lose value more quickly in economic downturns.

Finally,  you may lose money by investing in a Fund.  The  likelihood of loss is greater if you invest for a shorter  period of time.  An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal  Deposit
Insurance  Corporation or any other government agency. Each Fund is not intended to serve as a complete investment program.

Performance

There is no performance  information  presented for the Funds,  as the Funds had not commenced investment operations as of the date of this prospectus.

Please  see  the  Appendix  to  this  prospectus  for  supplemental  performance information relating to the subadvisors.

Fees and Expenses

These tables  summarize  the fees and expenses that you may pay if you invest in the Class S shares of the Funds.

Shareholder Fees (fees paid directly from your investment)(1)

Redemption Fee (as a percentage of total redemption
proceeds, if applicable)(2)............................     2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)

                                                                     Total
                                           Distribution              Annual     Management
                                           and/or                    Fund       Fee Waiver/
                              Management   Service       Other       Operating  Expense         Net
                              Fees(4)      (12b-1) Fees  Expenses(5) Expenses   Reimbursements  Expenses(6)

MGI US Large Cap Growth
   Equity Fund                    0.55%        0.25%        0.35%       1.15%         0.10%        1.05%
MGI US Large Cap Value
   Equity Fund                    0.53%        0.25%        0.35%       1.13%         0.10%        1.03%
MGI US Small/Mid Cap Growth
   Equity Fund                    0.90%        0.25%        0.35%       1.50%         0.10%        1.40%
MGI US Small/Mid Cap Value
   Equity Fund                    0.90%        0.25%        0.35%       1.50%         0.10%        1.40%
MGI Non-US Core Equity Fund       0.75%        0.25%        0.35%       1.35%         0.05%        1.30%
MGI Core Opportunistic Fixed
   Income Fund                    0.35%        0.25%        0.35%       0.95%         0.10%        0.85%
MGI US Short Maturity Fixed
   Income Fund                    0.25%        0.25%        0.35%       0.85%         0.05%        0.80%

(1)  Securities   dealers,   financial   intermediaries,   or  other   financial
     institutions,  including an  affiliate of the Advisor,  may charge a fee to process a redemption of shares.

(2)  A 2.00%  redemption  fee  payable to the  applicable  Fund may apply to any shares that are redeemed within 30 days of purchase.

(3)  The fees and expenses are based on estimated amounts for the current fiscal year.

(4)  For each Fund,  other than the MGI US Small/Mid  Cap Growth Equity Fund and
     MGI US Small/Mid Cap Value Equity Fund,  the Fund's  Investment  Management
     Agreement includes a breakpoint where the Fund's investment  management fee is reduced by 2 basis  points to the extent the Fund's  assets  exceed $750 million.

(5)  Includes an internal administrative fee of 0.15% paid by the Class S shares of the Funds to the Advisor.  The "Other  Expenses" item, which is based on estimated  amounts for the current  fiscal year,  also includes  custodial, legal, transfer agent, and sub-transfer agent payments.

(6)  The Trust,  with respect to each Fund,  and the Advisor have entered into a written  contractual  fee waiver and expense  reimbursement  agreement (the
     "expense reimbursement agreement") pursuant to which the Advisor has agreed to waive a portion of its fees and/or to  reimburse  expenses to the extent that each Fund's  expenses  otherwise would exceed the "Net Expenses" rates shown in the table  above for the Class S shares of the Fund.  Pursuant  to the  expense  reimbursement  agreement,  the  Advisor  is  entitled  to  be reimbursed  for any fees the  Advisor  waives  and Fund  expenses  that the
     Advisor  reimburses for a period of three years  following such fee waivers and expense  reimbursements,  to the extent that such  reimbursement of the
     Advisor by a Fund will not cause the Fund to exceed any applicable  expense limitation  that  is in  place  for the  Fund.  The  expense  reimbursement agreement  will remain in effect through May 17, 2006, and will continue in effect from year to year thereafter  unless  terminated by the Trust or the
     Advisor.

Examples

The  examples  below are  intended to help you compare the costs of investing in the Class S shares  of the  Funds  with the cost of  investing  in other  mutual funds.  The examples assume that you invest $10,000 in the Class S shares of the
Funds for the time  periods  shown,  that your  investment  has a 5% return each year, that all dividends and capital gain  distributions are reinvested and that the Funds' operating expenses remain the same as shown above.  Because the Funds have not had operations prior to the date of this  prospectus,  the examples are based on the  anticipated  expenses  of the  Class S shares of each Fund for the current fiscal year, and do not extend over five- and ten-year periods.

Although your actual costs may be higher or lower,  based on these  assumptions, your cumulative estimated expenses would be:

                                                       1 year       3 years

MGI US Large Cap Growth Equity Fund.............     $   107      $    355
MGI US Large Cap Value Equity Fund..............     $   105      $    349
MGI US Small/Mid Cap Growth Equity Fund.........     $   143      $    464
MGI US Small/Mid Cap Value Equity Fund..........     $   143      $    464
MGI Non-US Core Equity Fund.....................     $   132      $    423
MGI Core Opportunistic Fixed Income Fund........     $    87      $    293
MGI US Short Maturity Fixed Income Fund.........     $    82      $    266

If you are  investing  in  Class S  shares  through  a  financial  advisor  or a retirement  plan account,  you may be subject to  additional  fees and expenses, such as plan administration  fees. Please refer to the program materials of that financial  advisor  or  retirement  plan  account  for any  special  provisions, additional  service  features,  or fees  and  expenses  that  may  apply to your investment in a Fund.

Principal Investment Strategies and Related Risks

Domestic Equity Funds

MGI US Large Cap Growth Equity Fund

Fund Facts

Investment Objective Long-term total return, which includes capital appreciation and income.

Investment Category  Domestic Equity Fund

Investment Focus     Common stocks of large U.S. and multinational companies

Benchmark            Russell 1000(R)Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor  believes possess  superior  potential for long-term capital appreciation.  Under normal circumstances, the Fund will invest at least
80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of large  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "large  capitalization  U.S. companies" to be U.S.  companies  with market  capitalizations  between the lowest and highest market  capitalizations  of the  companies  included in the Russell  1000 Index, which,  as of June 30, 2005, is between $___ billion and $___  billion.  (If the
Fund changes this investment policy, the Fund will notify  shareholders at least
60 days in advance of the  change.)  The Russell  1000 Index  includes the 1,000 largest  companies  in the  Russell  3000(R)Index,  as of the end of May of each year, or as determined  by Russell.  Generally,  the companies in which the Fund invests have higher  earnings  and/or revenue growth  histories or  expectations relative to the Russell 1000 Index. While the primary investment strategy of the
Fund is to generate capital appreciation, income may be generated from dividends paid by the common stocks in the Fund's portfolio.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Enhanced Investment Technologies, LLC ("INTECH"), located at 2401 PGA Boulevard,
Suite 100,  Palm Beach  Gardens,  Florida  33410,  serves as a subadvisor to the
Fund.  INTECH  has  managed  institutional  portfolios  since  1987,  and  is  a subsidiary of Janus Capital  Management.  A team of four  portfolio  managers is primarily  responsible  for the  day-to-day  management  of  INTECH's  allocated portion of the Fund's portfolio.  The team consists of Robert Fernholz, David E.
Hurley, Cary Maguire,  and Joseph W. Runnels.  Mr. Hurley, Dr. Maguire,  and Mr.
Runnels jointly handle the day-to-day  management function,  under the oversight of Dr. Fernholz.  Dr. Fernholz,  Director,  Executive Vice President,  and Chief
Investment  Officer  of  INTECH,  joined  INTECH  in 1991 and has  served in his current role since joining the firm.  Mr. Hurley is Executive Vice President and
Chief  Operating  Officer of INTECH and has been with the firm since  1988.  Dr.
Maguire is Senior Investment  Officer of INTECH and joined the firm in 1991. Mr.
Runnels,  Vice  President,  Portfolio  Management of INTECH,  joined the firm in
1998.

The Trust's Statement of Additional Information (the "SAI") furnishes additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

INTECH  manages  its  allocated   portion  of  the  Fund's   portfolio  using  a
mathematical  approach. The investment  decision-making  process begins with the establishment  of an  appropriate  stock  universe,  the S&P Barra Growth Index.
Using its  mathematical  principles,  INTECH  will  target an optimal  portfolio proportion  for  each  stock to be  selected  from the  eligible  universe.  The proportional  weighting of those stocks is designed to combine higher volatility stocks in such a manner  that the  covariance  of the  stocks  produces  a lower volatility  portfolio.  The portfolio is rebalanced and reoptimized on a regular basis to maintain this optimal weighting target, which is periodically reset.

Portfolio construction is implemented through an optimization routine within the
following  risk  constraints:   minimization  of  tracking  error,  a  weighting
constraint  for individual  stocks set at the lesser of a 2.5  percentage  point differential  from the index weighting or a 10x maximum  overweight;  and a beta constrained  to be equal to or less than the beta of the  benchmark  index.  The strategy contains  approximately 50-90% of the benchmark universe stocks and has an average portfolio turnover of approximately 90% per year.

Sands Capital Management  ("Sands  Capital"),  located at 1100 Wilson Boulevard,
Arlington, Virginia 22209, serves as a subadvisor to the Fund. Sands Capital was founded in 1992. Frank M. Sands, Sr., CFA, is the firm's Chief Executive Officer and Chief Investment  Officer.  Sands Capital  Management,  Inc. is the majority owner of Sands Capital. A team of four portfolio managers is responsible for the day-to-day  management  of  Sands  Capital's  allocated  portion  of the  Fund's portfolio.  The team consists of Frank M. Sands, Sr., Frank M. Sands, Jr., David
E. Levanson,  and A. Michael Sramek.  Mr. Sands,  Sr., CEO and Chief  Investment
Officer,  has been  with the firm  since its  inception  in 1992 and has over 35 years of investment experience. Mr. Sands, Jr., President, Director of Research, and Senior  Portfolio  Manager,  has been with Sands  Capital  since  2000.  Mr.
Levanson,  Senior Portfolio Manager and Director of U.S. Mutual Funds,  rejoined the firm in 2002.  Prior to  rejoining  the firm,  Mr.  Levanson  was a research analyst  for  MFS  Investment  Management.  Mr.  Sramek,  Research  Analyst  and
Portfolio Manager, joined Sands Capital in 2001. Prior to joining Sands Capital,
Mr.  Sramek was a research  analyst  with  Mastrapasqua  &  Associates.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

Sands Capital  manages its  allocated  portion of the Fund's  portfolio  using a bottom-up,  fundamental  approach to select  securities.  Sands Capital seeks to build a concentrated portfolio of leading companies, diversified across a number of business lines. Sands Capital has a long-term orientation.

Sands Capital's research process seeks to identify  outstanding growth companies that lead and dominate attractive growth industries.  Focusing on companies with above average  historical sales and earnings growth,  Sands Capital  generates a broad list of potential  portfolio holdings that consists of a variety of stocks of companies  in various  industries.  The stocks in the list are then  filtered based on certain qualitative factors that Sands Capital believes allow companies to lead and dominate  their  industries.  Sands Capital  focuses on, among other things,  a company's  ability to develop and anticipate  industry  trends,  gain market  share,  build a  strong  business  model,  display  superior  management ability,  and apply technology to add value. Based on these  evaluations,  Sands
Capital  constructs a portfolio of what it determines to be the most  attractive stocks.  The  portion  of the  Fund's  portfolio  managed  by Sands  Capital  is
typically   characterized   by  low  portfolio   turnover  and  relatively  high
concentration in individual companies.

MGI US Large Cap Value Equity Fund

Fund Facts

Investment Objective Long-term total return, which includes capital appreciation and income.

Investment Category  Domestic Equity Fund

Investment Focus     Common stocks of large U.S. and multinational companies

Benchmark            Russell 1000(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in common  stocks of large U.S.  and  multinational companies that a subadvisor believes possess the potential for long-term capital appreciation  and, in the judgment of the  subadvisor,  appear to be undervalued based on the stocks'  intrinsic  values relative to their current market prices.
Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment  purposes,  if any) in the equity  securities of large capitalization U.S. companies. For purposes of this investment policy, the
Fund considers "large  capitalization  U.S. companies" to be U.S. companies with market capitalizations  between the lowest and highest market capitalizations of the companies included in the Russell 1000 Index, which, as of June 30, 2005, is between $___  billion and $___  billion.  (If the Fund  changes this  investment policy,  the Fund will  notify  shareholders  at least 60 days in advance of the change.) The Russell  1000 Index  includes  the 1,000  largest  companies in the
Russell  3000  Index,  as of the end of May of each year,  or as  determined  by
Russell.  While  the  primary  investment  strategy  of the Fund is to  generate capital appreciation,  income may be generated from dividends paid by the common stocks in the Fund's portfolio.

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Lord,  Abbett & Co. LLC ("Lord  Abbett"),  located at 90 Hudson  Street,  Jersey
City,  New Jersey 07302,  serves as a subadvisor  to the Fund.  Founded in 1929,
Lord Abbett is an independent money management firm. Ownership of Lord Abbett is distributed across senior professionals that fully participate in the management and operation of the firm's investment activities.

Eli Salzmann and Sholom  Dinsky are jointly and  primarily  responsible  for the
day-to-day   management  of  Lord  Abbett's  allocated  portion  of  the  Fund's portfolio. Mr. Salzmann joined Lord Abbett in 1997 and is a partner and Director of Lord  Abbett's  large cap value  investment  group.  He also has  served as a research  analyst and a portfolio  manager  since  1997.  Mr.  Dinsky has been a
Partner and Portfolio  Manager of Lord Abbett since 2002. From 2000 to 2002, Mr.
Dinsky was a Senior  Equity  Analyst  and  Associate  Portfolio  Manager at Lord
Abbett. The SAI provides  additional  information about each portfolio manager's compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Lord Abbett manages its allocated  portion of the Fund's portfolio using a value investing philosophy. In order to seek the highest returns with the least degree of risk, Lord Abbett generally seeks to build a portfolio of stocks in companies that, in Lord Abbett's opinion, have: (i) attractive  valuations;  (ii) positive fundamentals;  (iii) appropriate economic risk exposure;  and (iv) suitable risk parameters.

Lord Abbett  identifies a universe of stocks with  attractive  valuations  using several models,  including a dividend  discount model that focuses on normalized earnings.  Lord Abbett employs fundamental research to further narrow investment opportunities  among the stocks in the universe.  Lord Abbett's research process typically  includes  visits to companies,  as well as the companies'  respective suppliers and  competitors,  in an effort to identify  catalysts  that may drive these companies'  stock prices higher.  Lord Abbett's  allocated  portion of the
Fund's  portfolio  typically  consists of 70 to 90 stocks,  depending  on market conditions.

Pzena  Investment  Management  ("Pzena"),  located at 120 West 45th Street,  New
York,  New York  10036,  serves as a  subadvisor  to the Fund.  Richard S. Pzena founded Pzena in 1995, and the firm began managing assets in 1996. As of January
1, 2005, the majority of Pzena was owned by the firm's five managing principals:
Richard S. Pzena (President,  Chief Executive Officer,  and Co-Chief  Investment
Officer),  John P. Goetz (Managing Principal and Co-Chief  Investment  Officer),
Bill Lipsey  (Managing  Principal,  Marketing  and Client  Services),  Amy Jones
(Managing  Principal,  Operations  and  Administration),  and  A.  Rama  Krishna
(Managing  Principal,  Large  Cap  Value).  In  addition,   fourteen  additional
employees  owned  interests in the firm as of that date. Mr. Pzena has ownership interests in excess of 25% and is therefore deemed a control person of Pzena. As of February  28, 2005,  Pzena had  approximately  $11.5  billion in assets under management.

The investment  team  primarily  responsible  for the  day-to-day  management of
Pzena's allocated portion of the Fund's portfolio is as follows:

     Richard S. Pzena. President,  Managing Principal,  Chief Executive Officer,
     Co-Chief  Investment  Officer and Founder of Pzena. Mr. Pzena has worked in investment management since 1986, and he has been with Pzena since 1995.

     John P. Goetz.  Managing  Principal and Co-Chief  Investment  Officer.  Mr.
     Goetz has worked in investment  management since 1996, and he has been with
     Pzena since 1996.

     A. Rama  Krishna.  Managing  Principal,  Large Cap Portfolio  Manager.  Mr.
     Krishna has worked in the  investment  business  since 1987 and  investment management  since 1993,  and he has been with Pzena  since  2003.  Prior to
     2003, Mr. Krishna was Chief  Investment  Officer and  Head-Institutional  &
     International,  Citigroup  Asset  Management,  and a member of  Citigroup's
     Management Committee.

Each member of the team has equal weight in  determining  how research  findings are translated into an earnings model.  Further, all decisions require unanimous consent  of each of the three  portfolio  managers.  Should  one of the  members become  unavailable  for either  planned or  unplanned  reasons,  the  remaining members  would  continue the process.  The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each portfolio manager,  and each portfolio  manager's ownership of securities in the
Fund, if any.

Securities Selection

Pzena  manages its  allocated  portion of the Fund's  portfolio  using a classic value  investment  philosophy.  Pzena defines value stocks as those stocks whose prices are low relative to their  longer-term  normal  earnings  power.  Pzena's securities  selection  process  involves  an initial  ranking of the 500 largest
U.S.-listed  companies,  from the least expensive to the most  expensive,  based upon a ratio of each company's  price-to-normalized  earnings. Research priority is given to the  least  expensive  stocks,  those  exhibiting  a group or sector theme, and those offering portfolio diversification benefits.  Companies undergo rigorous  qualitative  research  by Pzena's  analysts to  determine  whether the causes of the  under-valuation  are likely to be temporary or  permanent.  Third party  analysis and data sources are used for about 10% to 20% of this research.
Onsite due diligence is also an important step in Pzena's  securities  selection determination.  This  step  occurs  at the end of the  research  process,  which enables  Pzena  to  engage  in a  dialogue  with  company  management  from  the perspective of well-informed  critical thinkers. As a result of Pzena's security selection process,  the portion of the Fund's portfolio  allocated to Pzena will typically be highly concentrated with a strong value emphasis.

MGI US Small/Mid Cap Growth Equity Fund

Fund Facts

Investment Objective Long-term total return, which includes capital appreciation and income

Investment Category  Domestic Equity Fund

Investment Focus     Common stocks of small and medium-sized U.S. companies

Benchmark            Russell 2500(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily in small and  medium-sized  U.S.  companies  that a
subadvisor   believes   possess   superior   potential  for  long-term   capital
appreciation.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings for investment  purposes,  if any) in the equity securities of small-to-medium  capitalization  U.S.  companies.  For purposes of this investment policy, the Fund considers "small-to-medium  capitalization U.S.
companies" to be U.S. companies with market capitalizations  between $25 million and the largest company represented in the Russell 2500 Index, which, as of June
30, 2005, is $___ billion. (If the Fund changes this investment policy, the Fund will notify  shareholders at least 60 days in advance of the change.) Generally, the  companies  in which the Fund invests have higher  earnings  and/or  revenue growth histories or expectations relative to the Russell 2500 Index. The Russell
2500 Index includes the 2,500 smallest  companies in the Russell 3000 Index,  as of the end of May of each year.

The Fund invests in companies within the  capitalization  range described above.
However,  the subadvisors may invest a portion of the Fund's assets in companies outside this range.  Further,  if movement in the market price causes a stock to change from one  capitalization  range to another,  the Fund is not  required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

Westfield  Capital  Management  Company,  LLC  ("Westfield"),   located  at  One
Financial  Center,  24th  Floor,  Boston,   Massachusetts  02111,  serves  as  a
subadvisor to the Fund. Westfield is an independent  investment  counseling firm that was founded in 1989.  Westfield is  privately  owned,  with key  investment professionals having significant shareholdings in the firm.

A team  of  five  portfolio  managers  is  responsible  for  the  management  of
Westfield's  allocated  portion of the Fund's  portfolio.  The team  consists of
William A. Muggia, Arthur J. Bauernfeind, Ethan J. Meyers, Scott R. Emerman, and
Bruce  N.  Jacobs.  Mr.  Muggia  is the lead  member  of the team and as such is ultimately responsible for overall portfolio management of Westfield's allocated portion  of the  Fund's  portfolio.  In  addition,  Mr.  Muggia  focuses  on the healthcare and medical technology sectors. He has been with Westfield since 1994 and has served as President  and Chief  Investment  Officer of  Westfield  since
2001.  Mr.  Bauernfeind,  CFA,  focuses  on the  financials  and  transportation sectors.  He has been with  Westfield  since 1990 and has served as Chairman and
Chief  Executive  Officer of Westfield since 2000. Mr. Meyers,  CFA,  focuses on business, financial, and consumer services companies. He has been with Westfield since  1999,  made a Vice  President  in 2000,  and has served as a Senior  Vice
President  of  Westfield  since  2004.  Mr.  Emerman,  CFA,  focuses on consumer discretionary and consumer staples companies. He has served as a Senior Security
Analyst of Westfield since 2002. Before joining  Westfield,  he served as a Vice
President in the Equity Research  Department of Harbor Capital  Management since
1997. Mr. Jacobs,  CFA, focuses on the healthcare and medical device sectors. He has  served as a Senior  Securities  Analyst of  Westfield  since  2004.  Before joining Westfield, he served as a Director and Senior Equity Analyst of Deutsche
Bank Securities since 1996. The SAI provides  additional  information about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

Westfield  manages  its  allocated  portion  of the  Fund's  portfolio  using  a fundamental,  bottom-up  research approach,  which seeks to identify  reasonably priced stocks with high earnings potential. In order to seek the highest returns with the least degree of risk,  Westfield  generally  favors stocks that, in the judgment  of the firm,  have:  (i)  sizable  management  ownership;  (ii) strong financial conditions;  (iii) sufficient cash flow to fund growth internally; and
(iv) strong pricing power.

Westfield conducts fundamental,  bottom-up research, including meetings with the companies'  management  personnel,  to generate an  approved  list of  potential
portfolio  holdings.   Westfield  considers  factors  such  as  earnings  growth
forecasts,   price  target  estimates,  total  return  potential,  and  business developments.  Westfield's  portion of the Fund's  portfolio is constructed with stocks from the approved  list, and typically does not include all the stocks on the approved list. Stocks may be sold when Westfield believes that the stocks no longer  represent  attractive  investment  opportunities,  based on the  factors described above.

Mazama Capital Management ("Mazama"),  located at One Southwest Columbia Street,
Suite 1500, Portland, Oregon, 97258, serves as a subadvisor to the Fund. Mazama, an independent investment advisor that was founded in 1993, is controlled by its employees.

Ronald A.  Sauer,  Stephen  C.  Brink,  CFA,  and  Gretchen  M.  Novak,  CFA are
responsible for the day-to-day  management of Mazama's  allocated portion of the
Fund's portfolio.  Mr. Sauer is a founder and the President and Senior Portfolio
Manager  at Mazama,  and has over 24 years of  investment  experience.  Prior to founding  Mazama in October  1997,  Mr. Sauer was the  President and Director of
Research  from 1994 to 1997 of Black & Company,  Inc.,  which he joined in 1983.
Mr. Sauer serves as lead  portfolio  manager and oversees the team's  investment process.  Mr.  Brink is a Senior  Vice  President,  Director  of  Research,  and
Portfolio  Manager at Mazama,  and has over 27 years of  investment  experience.
Prior to joining Mazama in 1997, he was the Chief  Investment  Officer from 1991 to 1997 of US Trust's Pacific Northwest Office, where he had been employed since
1984. Mr. Brink oversees the flow and quality of research information. Ms. Novak is the Associate  Portfolio  Manager at Mazama and has over 11 years  investment experience.  Prior to joining  Mazama in 1999,  she was an Equity  Analyst  with
Cramer Rosenthal McGlynn, LLC, where she specialized in small and mid-cap stocks with a focus on  consumer  discretionary  companies  and  secondary  emphasis on consumer staples and utility/energy service companies.  Ms. Novak is responsible for researching  companies in the consumer  discretionary  and consumer  staples sectors.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by  each  portfolio  manager  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

Mazama manages its allocated  portion of the Fund's  portfolio using a bottom-up approach to security  selection.  The firm utilizes a  proprietary  model as the framework for security selection and portfolio construction decisions.  Mazama's security  selection  process  begins by screening a universe of over 1,500 small companies  with market  capitalizations  primarily  between  $300 million and $3 billion for desirable  financial  characteristics.  Mazama employs a proprietary price/performance model to identify a group of 300 to 400 companies that, in its judgment,  may represent attractive  investment  opportunities.  The model takes into  account both  quantitative  and  qualitative  factors in order to identify companies that meet certain criteria.  These factors include: (i) the quality of management  and key  personnel;  (ii) the  company's  ability  to meet or exceed earnings  estimates;  (iii)  estimated  return on equity  divided by a company's forward price-to-earnings ratio; and (iv) estimated earnings growth divided by a
company's  forward   price-to-earnings  ratio.  Companies  passing  the  initial screening are further analyzed by Mazama using rigorous fundamental analysis.

MGI US Small/Mid Cap Value Equity Fund

Fund Facts

Investment Objective Long-term total return, comprised primarily of capital appreciation

Investment Category  Domestic Equity Fund

Investment Focus     Common stocks of small and medium-sized U.S. companies

Benchmark            Russell 2500(TM) Index

Investment Objective

The  investment  objective  of the Fund is to provide  long-term  total  return, comprised primarily of capital appreciation.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in common  stocks of small and  medium-sized  U.S.
companies that a subadvisor believes possess the potential for long-term capital appreciation  and that appear to be undervalued at the time of purchase based on the stocks'  intrinsic  values  relative to their current market  prices.  Under normal circumstances,  the Fund will invest at least 80% of its net assets (plus borrowings  for  investment  purposes,  if  any)  in the  equity  securities  of small-to-medium  capitalization U.S. companies.  For purposes of this investment policy, the Fund considers "small-to-medium capitalization U.S. companies" to be
U.S. companies with market  capitalizations  between $25 million and the largest company  represented in the Russell 2500 Index,  which,  as of June 30, 2005, is
$___ billion.  (If the Fund changes this investment policy, the Fund will notify shareholders at least 60 days in advance of the change.)

The Fund will invest in  companies  within the  capitalization  range  described above.  However,  the  subadvisors  may invest a portion of the Fund's assets in companies outside this range.  Further, if movement in the market price causes a stock to  change  from one  capitalization  range  to  another,  the Fund is not required to dispose of the stock.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

J.L. Kaplan Associates, LLC ("Kaplan"),  located at 200 Berkeley Street, Boston,
Massachusetts  02116, serves as a subadvisor to the Fund. Kaplan is an indirect, majority-owned  subsidiary  of Wachovia  Corporation.  James L.  Kaplan  founded
Kaplan in 1976.

Mr. Kaplan,  and co-managers Paul Weisman and Regina Wiedenski,  are jointly and primarily  responsible  for the  day-to-day  management  of  Kaplan's  allocated portion of the Fund's portfolio.  Each member of the team serves as a generalist and does not focus on any  particular  industry or sector.  Mr.  Kaplan has been
President and Senior  Portfolio  Manager of Kaplan since 1976. Ms. Wiedenski has been a portfolio  manager of Kaplan since 1998. Mr. Weisman has been a portfolio manager of Kaplan since 1986. The SAI provides additional information about each portfolio  manager's  compensation,  other  accounts  managed by each  portfolio manager,  and each portfolio  manager's  ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund's  portfolio,  Kaplan uses a value investing  philosophy.  In  selecting  stocks,  Kaplan  considers,  among  other factors,  the issuer's earnings power, the value of the issuer's assets, and the issuer's internally generated cash flow.

Kaplan  identifies  an approved  list of potential  portfolio  holdings  using a bottom-up  process.  As many as 150 stocks might comprise Kaplan's potential buy list for the  Fund at any one  time.  Kaplan  then  analyzes  each  stock  using fundamental research, and calculates an estimated value for each stock, based on
Kaplan's  proprietary  models.  The Fund's  portfolio is constructed with stocks from the approved  list,  and  typically  does not include all the stocks on the approved list. Stocks may be sold when Kaplan believes that the stocks no longer represent attractive investment opportunities.

Wells Capital Management ("WCM"),  located at 5335 S.W. Meadows Road, Suite 290,
Lake Oswego,  Oregon 97035,  serves as a subadvisor to the Fund. Dale Benson and
Mark Cooper founded Benson Associates  ("Benson") in 1997, which was acquired by
WCM in 2003.  WCM is a subsidiary  of Wells Fargo Bank,  N.A.,  which in turn is wholly-owned by Wells Fargo & Company, a publicly-traded corporation.

Messrs.  Benson  and  Cooper  are  jointly  and  primarily  responsible  for the day-to-day  management  of WCM's  allocated  portion  of the  Fund's  portfolio.
Messrs.  Benson and Cooper are both Senior  Portfolio  Managers at WCM.  The SAI provides  additional  information about each portfolio  manager's  compensation, other accounts managed by each portfolio  manager,  and the portfolio  managers'
ownership of securities in the Fund, if any.

Securities Selection

In  managing  its  allocated  portion of the  Fund's  portfolio,  WCM  follows a bottom-up,  value-oriented  investment  strategy.  WCM  seeks  stocks  that have positive cash flows, improving fundamentals, and inexpensive valuations relative to their peers.  WCM seeks relatively  inexpensive  stocks falling into at least one of the following four  categories:  (1) neglected  stocks--stocks  that have been out of favor for an extended period; (2) oversold  stocks--stocks that have been bid down as a result of a market  over-reaction to temporary negative news;
(3)   thematic   stocks--stocks   that  are  likely  to  benefit   from  certain
macroeconomic,  demographic  or cyclical  trends;  and (4)  earnings  turnaround stocks--companies in the early stages of an earnings recovery.

Foreign Equity Fund

MGI Non-US Core Equity Fund

Fund Facts

Investment Objective Long-term total return, which includes capital appreciation and income

Investment Category  Foreign Equity Fund

Investment Focus     Equity securities of companies in the world's developed
                     capital markets, excluding the United States

Benchmark            MSCI EAFE(R) Index

Investment Objective

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income.

Principal Investment Strategies of the Fund

The Fund  invests  primarily  in equity  securities  of companies in the world's developed capital markets,  excluding the United States.  The Fund's investments in equity securities may include  dividend-paying  securities,  common stock and preferred stock issued by companies of any size, as well as American,  European, and Global Depositary Receipts (together, "Depositary Receipts").

In seeking to achieve the Fund's  investment  objective,  the Fund's  subadvisor invests primarily in the equity securities  (including  Depositary  Receipts) of companies  located outside the United States.  Under normal  circumstances,  the
Fund will invest at least 80% of its net assets (plus  borrowings for investment purposes, if any) in the equity securities of non-U.S.  companies.  (If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.)

While there is no minimum  number of countries  that will be  represented in the
Fund's  portfolio,  the Fund does  intend to  diversify  its  investments  among countries and  geographic  regions.  However,  the Fund may invest a significant portion of its  assets in one  country or  region,  if, in the  judgment  of the subadvisor,  economic and business  conditions warrant such investments.  To the extent that the Fund invests a significant  portion of its assets in one country or region at any time,  the Fund will face a greater risk of loss due to factors adversely affecting issuers located in that single country or region than if the
Fund always  maintained a greater  degree of diversity  among the  countries and regions in which it invests.

The Subadvisor

The Advisor,  on behalf of the Fund,  has entered into a  subadvisory  agreement with the  subadvisor  to manage  the assets of the Fund.  Under the  subadvisory agreement, the subadvisor is responsible for the day-to-day portfolio management of  the  Fund's  portfolio,  subject  to the  Advisor's  oversight.  The  Fund's subadvisor, including the portfolio manager that is responsible for managing the
Fund, and the subadvisor's investment strategies, are:

Grantham,  Mayo, Van Otterloo & Company, LLC ("GMO"), located at 40 Rowes Wharf,
Boston,  Massachusetts  02110,  serves as the  subadvisor  to the Fund.  GMO was founded in 1977 and is wholly-owned by its professionals.

Tom  Hancock  is  responsible  for  the  day-to-day  management  of  the  Fund's portfolio. Dr. Hancock is the Director of the International Developed Market and
Global Quantitative  Equities Portfolio Team at GMO, and joined GMO in 1995. The
SAI provides additional information about the portfolio manager's  compensation, other accounts  managed by the portfolio  manager,  and the portfolio  manager's ownership of securities in the Fund, if any.

Securities Selection

GMO  generally  manages  the  Fund's  portfolio  using  fundamental   investment
principles and  quantitative  applications.  The  quantitative  approach focuses primarily on valuation,  but also takes into account stock-price  momentum as an indicator of market sentiment and trends in company fundamentals.

In constructing the Fund's  portfolio,  GMO uses  quantitative  models to select stocks  from a universe  that  contains  stocks  issued by  approximately  2,000
non-U.S.   companies.  GMO's  screening  process  seeks  to  identify  the  most attractive  stocks  within  each  geographic  region.  This  group of  stocks is analyzed  further,  taking into  account  factors such as country,  sector,  and currency exposure.

Fixed Income Funds

MGI Core Opportunistic Fixed Income Fund

Fund Facts

Investment Objective Total return, consisting of both current income and capital appreciation

Investment Category  Fixed Income Fund

Investment Focus     Fixed income securities of U.S. issuers

Benchmark            Lehman Brothers U.S. Aggregate Bond(TM) Index

Investment Objective

The investment objective of the Fund is to provide you total return,  consisting of both current income and capital appreciation.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment  objective of total return, the Fund invests in fixed income securities of U.S.  issuers.  The Fund invests primarily
in  U.S.  dollar-denominated,   investment  grade  bonds,  including  government
securities,  corporate bonds, and mortgage- and asset-backed  securities,  among others.  The Fund also may  invest a  significant  portion  of its assets in any combination of  non-investment  grade bonds (sometimes called high yield or junk bonds),  non-U.S.  dollar  denominated  bonds,  and bonds  issued by  issuers in emerging  capital  markets.  The Fund's  target  duration  is that of the Lehman
Brothers  U.S.  Aggregate  Bond Index.  As of May 31, 2005,  the duration of the
Index  was  approximately  4.2  years.  Depending  on  market  conditions,   the
subadvisors of the Fund may manage their allocated portions of the Fund's assets to maintain a duration within 20% of the Fund's target duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes, if any) in fixed income securities. If the Fund changes this investment  policy,  the Fund will notify  shareholders at least 60 days in advance of the change.

The Subadvisors

The Advisor, on behalf of the Fund, has entered into subadvisory agreements with subadvisors to manage  allocated  portions of the assets of the Fund.  Under the subadvisory  agreements,  each  subadvisor  is  responsible  for the  day-to-day portfolio  management of a distinct portion of the Fund's portfolio,  subject to the  Advisor's  oversight.  The  Fund's  subadvisors,  including  the  portfolio managers that are responsible for managing an allocated portion of the Fund, and the subadvisors' investment strategies, are:

BlackRock  Advisors,   Inc.,  a  wholly-owned  subsidiary  of  BlackRock,   Inc.
("BlackRock"),  is located at 100 Bellevue Parkway,  Wilmington,  Delaware 19808
and serves as a subadvisor to the Fund. BlackRock was founded in 1988 to provide global investment  management,  risk management,  and advisory  services.  While
BlackRock is a majority-owned  indirect subsidiary of The PNC Financial Services
Group,  Inc.,  it  operates  as an  investment  management  firm  with  its  own management team.

Mr. Keith Anderson and Mr. Scott Amero are jointly and primarily responsible for the  day-to-day  management  of  BlackRock's  allocated  portion  of the  Fund's portfolio.  Mr. Anderson is Chief Investment  Officer and a Managing Director of
BlackRock and has been at the firm since 1998. Mr. Amero,  a Managing  Director, joined  BlackRock in 1990. The SAI provides  additional  information  about each portfolio  manager's  compensation,  other  accounts  managed  by the  portfolio managers,  and the portfolio  managers'  ownership of securities in the Fund, if any.

Securities Selection

In managing  its  allocated  portion of the Fund,  BlackRock  employs a relative value strategy to determine the tradeoff between risk and return. Relative value assessment is applied to sector,  sub-sector,  and individual security selection decisions.  BlackRock's  philosophy emphasizes research and analysis of specific sectors and  securities,  along with the risks  associated with the fixed income markets  including  interest rate risk, yield curve risk, cash flow risk, credit risk,  and  liquidity  risk.  Securities  are  purchased  for the Fund  when the management team determines that they have the potential for above-average  total return.  BlackRock  uses its own  proprietary  research  and  models to  analyze
securities,   and  based  on  this  analysis,   the  Fund  will  typically  hold
approximately 350 to 450 different securities.

Western  Asset  Management  Company  ("WAMCo"),  located  at 385  East  Colorado
Boulevard, Pasadena, California 91101, serves as a subadvisor to the Fund. WAMCo was founded in 1971, and is a wholly-owned subsidiary of Legg Mason, Inc.

Messrs. Kenneth Leech and Stephen A. Walsh are jointly and primarily responsible for the  day-to-day  management  of  WAMCo's  allocated  portion  of the  Fund's portfolio.  Mr.  Leech is the Chief  Investment  Officer of WAMCo and joined the firm in 1990. Mr. Walsh is the Deputy Chief Investment  Officer of WAMCo and has
served in that  capacity for the past five years.  The SAI  provides  additional information about each portfolio manager's compensation,  other accounts managed by each portfolio manager,  and each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

WAMCo manages its allocated  portion of the Fund's portfolio using a broad-based approach  to  fixed  income  management,  making  use of  both  traditional  and
innovative   investment  tools  and  techniques.   WAMCo  combines  a  long-term
perspective on interest rates, with active inter- and intra-sector trading.

WAMCo sets a target portfolio duration based on a 6 to 9 month inflation outlook and controls  duration  tightly  relative to the benchmark,  the Lehman Brothers
U.S.  Aggregate Bond Index.  WAMCo evaluates each sector and sub-sector based on
WAMCo's expectation of how the sectors and sub-sectors will behave given WAMCo's economic  projections.  WAMCo's credit research team seeks to identify companies with changing credit characteristics before this information is reflected in the market.  WAMCo also attempts to identify  securities that are undervalued due to special circumstances.

MGI US Short Maturity Fixed Income Fund

Fund Facts

Investment Objective  Safety of principal and a moderate level of income

Investment Category   Fixed Income Fund

Investment Focus      Fixed income securities of small U.S. issuers

Benchmark             Lehman Brothers Government/Credit 1-3 Year Bond(TM) Index

Investment Objective

The  investment  objective of the Fund is to provide  safety of principal  and a moderate level of income.

Principal Investment Strategies of the Fund

In seeking to achieve the Fund's investment objective, the Fund invests in fixed
income  securities  of  U.S.  issuers.   The  Fund  invests  primarily  in  U.S.
dollar-denominated,  investment grade bonds,  including  government  securities, corporate bonds,  and mortgage and asset backed  securities,  among others.  The
Fund's portfolio will typically have a duration of one to three years.  Duration measures the potential volatility of the price of a bond or a portfolio of bonds prior to  maturity.  Duration is the  magnitude of the change in price of a bond relative to a given change in the market interest rate. Generally,  the price of a bond with a shorter  duration  will be less  sensitive  to changes in interest rates than the price of a bond with a longer duration.

Under normal circumstances,  the Fund will invest at least 80% of its net assets
(plus borrowings for investment purposes,  if any) in fixed income securities of
U.S. issuers.  If the Fund changes this investment  policy, the Fund will notify shareholders at least 60 days in advance of the change.

The Subadvisor

Deutsche Investment Management Americas ("DIMA"), located at 1735 Market Street,
Philadelphia,  Pennsylvania 19103, serves as a subadvisor to the Fund. DIMA is a
U.S.  based,  wholly-owned  subsidiary of Deutsche Bank AG and has been managing
U.S. tax-exempt assets since 1979.

Deutsche manages the Fund using a team approach.  The following  individuals are jointly and primarily  responsible  for the day-to-day  management of the Fund's portfolio:

Gary W.  Bartlett,  CFA.  Mr.  Bartlett,  a  Managing  Director  and  the  Chief
Investment Officer of DIMA, joined the firm in 1992.

Warren A. Davis. Mr. Davis, a Managing  Director of DIMA, has been with the firm since 1995.

Thomas J. Flaherty. Mr. Flaherty, a Managing Director of DIMA, has been with the firm since 1995.

J. Christopher  Gagnier.  Mr. Gagnier,  a Managing  Director of DIMA, joined the firm in 1997.

William T. Lissenden.  Mr. Lissenden, a Director of DIMA, has been with the firm since 2002. From 2000 to 2002, Mr.  Lissenden was a fixed income  strategist and director of research at Conseco Capital Management.

Daniel R. Taylor,  CFA. Mr. Taylor,  a Managing  Director of DIMA, has been with the firm since 1998.

Timothy C. Vile.  Mr. Vile, a Managing  Director of DIMA, has been with the firm since 1991.

The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation,  other  accounts  managed  by each  portfolio  manager,  and  each portfolio manager's ownership of securities in the Fund, if any.

Securities Selection

DIMA  approaches  fixed  income  management  from a  bottom-up,  relative  value perspective,  seeking to  identify  bonds that are  priced  inefficiently.  DIMA believes that interest rate  forecasts are unreliable and strives to maintain an average  portfolio  duration that is equal to that of the benchmark,  the Lehman
Brothers Government/Credit 1-3 Year Bond Index. An intrinsic value is calculated for each bond, based on analysis by DIMA of the issue's credit worthiness,  cash flow, and liquidity.

The investment process is driven by security selection. DIMA analyzes the market to identify  bonds that are  considered  to be  undervalued.  DIMA  determines a target  price for each bond,  and  purchases  those  bonds  that,  in the firm's judgment,  are  undervalued  when  compared  with the market  price.  If a bonds intrinsic  value is lower than the current market yield,  the bond is considered for purchase.  When a bond's market yield  approaches its intrinsic  value,  the bond is considered for sale.

Additional Risks

All investment  securities are subject to inherent market risks and fluctuations in value due to earnings,  economic, and political conditions and other factors.
These risks  could  adversely  affect the net asset value and total  return of a
Fund,  the  value  of a  Fund's  investments  and your  investment.  Please  see
"Principal Risks" in the "Summary of the Funds" earlier in this prospectus for a description of the principal risks of investing in the Funds.

The following are  descriptions  of the secondary risks of some of the Funds, as indicated  below.  Risks with an asterisk are further  described  in  "Principal
Risks":

Convertible         The domestic equity Funds,  the MGI Non-US Core Equity Fund,
Securities Risk     and the MGI Core Opportunistic  Fixed Income Fund may invest
                    in   convertible    securities   (preferred   stocks,   debt
                    instruments,  and other  securities  convertible into common stocks) that may offer higher  income than the common stocks into which the  convertible  securities  are  convertible or exchangeable.  While convertible  securities generally offer lower yields than non-convertible debt securities of similar quality,  the prices of  convertible  securities may reflect changes in the values of the  underlying  common stocks into which such debt securities are convertible or  exchangeable.
                    As a general rule,  convertible  securities entail less risk
                    than  an  issuer's   common  stock,   although   convertible
                    securities  usually have less potential for  appreciation in value than common stock.

Derivatives Risk*   The  domestic  equity  Funds and the MGI Non-US  Core Equity
                    Fund may  engage  in a  variety  of  transactions  involving derivatives,  such as futures,  options,  warrants, and swap contracts.  The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual  market  conditions,  and may result in increased volatility.  A Fund may be unable to  terminate  or sell its derivatives positions.

Foreign             The  domestic  equity  Funds may  invest in  securities  of
Investments Risk*   non-U.S.  issuers  and in  Depositary  Receipts  of non-U.S.
                    companies.   Investing  in  foreign  securities,   including
                    Depositary  Receipts,  typically  involves  more  risks than investing in U.S.  securities.  These risks can increase the
                    potential   for  losses  in  the  Funds  and  affect   their
                    respective  share  prices.  Generally,  securities  of  many foreign issuers may be less liquid,  and their prices may be more  volatile,  than  the  securities  of  comparable  U.S.
                    issuers.

Securities Lending  The Funds may lend their  portfolio  securities.  Securities will be loaned  pursuant to  agreements  requiring  that the
                    loans  be  continuously   secured  by  collateral  in  cash,
                    short-term debt obligations, government obligations, or bank guarantees  at least  equal to the  values of the  portfolio securities  subject to the loans. The Funds bear the risk of
                    loss  in  connection   with  the   investment  of  any  cash
                    collateral received from the borrowers of their securities.

Small and Medium    The MGI US Large Cap Growth Equity Fund and the MGI US Large
Capitalization      Cap Value Equity Fund may invest in  securities of small and
Stock Risk*         medium  capitalization  companies.  These  securities may be subject to more abrupt or erratic  movements than securities of larger companies, may have limited marketability, and may be less liquid than securities with larger capitalizations.

Value Stock Risk*   The MGI Non-US Core Equity Fund may invest in value  stocks.
                    A  particular  value  stock may not  increase  in price,  as anticipated by the subadvisor. Also, cyclical stocks tend to increase in value more quickly during economic  upturns than non-cyclical  stocks,  but cyclical stocks also tend to lose value more quickly in economic downturns.

Cash and Short-Term Investments

Although each Fund generally expects to be fully invested in accordance with its investment  strategies as described in this prospectus,  the Funds may also hold cash and short-term  instruments for temporary or defensive purposes,  including in  anticipation  of  redemptions  or prior to  investment of deposits and other proceeds in accordance with the Funds' investment  objectives and policies.  The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term  fixed-income  securities (such as securities issued or  guaranteed  by the U.S.  government  or its agencies or  instrumentalities), money market mutual funds, repurchase agreements,  certificates of deposit, time deposits and bankers'  acceptances of certain qualified financial  institutions, corporate commercial paper, and master demand notes.

When a Fund takes  temporary  defensive  positions by increasing its holdings in cash,  money market  instruments,  or  repurchase  agreements,  the Fund may not participate  in market  advances  or  declines  to the same extent that the Fund would if it remained more fully invested in portfolio  securities.  In addition, the Fund might not achieve its investment objective.

The Funds also may invest in futures  contracts  and pools of futures  contracts that are  intended to provide a Fund with  exposure to certain  markets or asset classes.  From time to time,  the  Funds  also may hold  short-term  instruments denominated in currencies other than the U.S. dollar.

Additional Information

Commodity Pool Operator  Exemption.  The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

The Funds have adopted policies and procedures with respect to the disclosure of their  portfolio  securities.  A description of these policies and procedures is available in the SAI.

Who Manages the Funds

Investment Advisor and the Subadvisors

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at Investors Way, Norwood, Massachusetts 02062, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of Marsh &
McLennan Companies, Inc. The Advisor is registered as an investment advisor with the U.S.  Securities  and Exchange  Commission  (the  "SEC").  The Advisor is an
affiliate of Mercer  Investment  Consulting,  Inc.  ("Mercer IC"), an investment
consultant  with  more  than  30  years'  experience   reviewing,   rating,  and
recommending investment managers for institutional clients.

The Advisor has overall  supervisory  responsibility  for the general management and investment of each Fund's securities  portfolio,  and, subject to review and approval  by the Board of  Trustees  of the Trust  (the  "Board"):  (i) sets the
Funds' overall investment  strategies;  (ii) evaluates,  selects, and recommends subadvisors to manage all or part of the Funds' assets;  (iii) when appropriate, allocates and reallocates the Funds' assets among subadvisors; (iv) monitors and evaluates the performance of subadvisors,  including the subadvisors' compliance with the investment objectives, policies, and restrictions of the Funds; and (v)
implements  procedures  to ensure  that the  subadvisors  comply with the Funds'
investment objectives, policies, and restrictions.

When identifying  possible  subadvisors,  the Advisor typically (but not always)
begins  with a universe  of  investment  managers  rated  highly by the  Manager
Research Group of Mercer IC (the "Mercer Research  Group").  The Group evaluates each investment  manager based upon both  quantitative and qualitative  factors, including:  an assessment of the strength of the overall  investment  management organization; the people involved in the investment process; the appropriateness of the investment product and its composites;  and an analysis of the investment
manager's  investment   philosophy  and  process,   risk-adjusted   performance,
consistency of performance,  and the style purity of the product.  The Advisor's portfolio  management  team  reviews  each  manager  that is highly rated by the
Mercer Research Group, and creates a short list for further analysis. Short-list candidates are  scrutinized to evaluate  performance  and risk  characteristics, performance in up and down markets,  investment styles,  and  characteristics of the securities held in the portfolio.  The Advisor's  portfolio  management team then conducts off-site and on-site due diligence visits to meet the subadvisors'
portfolio management teams. The list of candidates is further narrowed, and each potential  subadvisor,  in combination  with the existing  subadvisor(s)  of the portfolio,  is analyzed using proprietary tools. The most compatible  subadvisor candidates are then put through an on-site  compliance  review  conducted by the
Advisor's  compliance  staff.  Results are shared with the  Advisor's  portfolio management team, after which the final selection of the subadvisor is made.

The Advisor also  considers the Mercer  Research  Group's  ratings of investment managers  when  contemplating  the  termination  of a  subadvisor.  Although the recommendations of the Mercer Research Group are given substantial weight in the decision-making  process,  the Advisor's portfolio  management team performs its own analysis of potential and existing subadvisors and is ultimately responsible for selecting or  terminating a  subadvisor.  Therefore,  there is a possibility that the Advisor's  decision with respect to a particular  subadvisor may differ from recommendations made by the Mercer Research Group.

The Advisor manages the Funds based on the philosophy and belief that portfolios
that  are  advised  by  appropriately   constructed   combinations  of  quality,
asset-class  specialist investment managers can generally be expected to provide consistent,  above-average  performance over time. Ravi  Venkataraman,  CFA, and
David  Eisenberg,  CFA, are  responsible  for  establishing  the Funds'  overall investment  strategies and evaluating and monitoring the subadvisors in managing the Funds. Mr.  Venkataraman,  the Chief Investment Officer of the Advisor,  has
over fifteen years of consulting and investment  advisory  experience.  Prior to his current role, Mr.  Venkataraman led the investment  consulting  practice for
Mercer IC in the  northeast  region of the United  States and  assisted  some of
Mercer IC's largest institutional clients in building multi-manager  portfolios.
As the Chief  Investment  Officer of the  Advisor,  Mr.  Venkataraman  leads the portfolio  management  team and chairs the Investment  Policy  Committee,  which
develops  the  philosophy  and  establishes  policies  for  the  business.   Mr.
Eisenberg,  a Senior  Portfolio  Manager  of the  Advisor,  has over 23 years of investment  management and consulting  experience.  He has previously  served as
Chief Equity Officer of a diversified mutual fund company and a manager of large capitalization U.S. equity portfolios.

The Funds pay the Advisor  fees for  managing  the Funds'  investments  that are calculated as a percentage of the Funds' assets under management.  The following represents the total advisory fees payable by the Funds:

Funds                                           Investment Advisory Fee*
                                           Assets up to      Assets in excess of
                                           $750 million          $750 million

MGI US Large Cap Growth Equity Fund            0.55%                0.53%
MGI US Large Cap Value Equity Fund             0.53%                0.51%
MGI US Small/Mid Cap Growth Equity Fund        0.90%                0.90%
MGI US Small/Mid Cap Value Equity Fund         0.90%                0.90%
MGI Non-US Core Equity Fund                    0.75%                0.73%
MGI Core Opportunistic Fixed Income Fund       0.35%                0.33%
MGI US Short Maturity Fixed Income Fund        0.25%                0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

The Trust,  with  respect to each Fund,  and the  Advisor  have  entered  into a written contractual fee waiver and expense reimbursement agreement (the "expense reimbursement  agreement")  pursuant  to which the Advisor has agreed to waive a portion of its fees and/or to reimburse  expenses to the extent that each Fund's expenses  otherwise would exceed the "Net Expenses" rates for the Class S shares of the Fund as shown in the Annual Fund Operating  Expenses  table  contained in the  "Summary  of the  Funds"  in  this  prospectus.  Pursuant  to  the  expense reimbursement  agreement,  the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such  reimbursement  of the Advisor by each Fund will not cause the Fund to exceed any  applicable  expense  limitation  that is in place for the Fund.  The expense reimbursement  agreement will remain in effect through May 17, 2006, and will continue in effect from year to year  thereafter  unless  terminated by the
Trust or the Advisor.

The  Advisor  has  entered  into   subadvisory   agreements  (the   "Subadvisory
Agreements")  with  the  subadvisors  pursuant  to  which  the  subadvisors  are compensated out of the investment  advisory fees that the Advisor  receives from the Funds. The current  subadvisors to the Funds are identified under "Principal
Investment Strategies and Risks" of this prospectus.

The Trust and the Advisor  have filed an  application  with the SEC,  seeking an exemptive  order (the  "Exemptive  Order")  that,  if issued,  would  permit the
Advisor,  subject to certain  conditions and approval by the Board,  but without shareholder  approval,  to: (i) hire new subadvisors for the Funds;  (ii) change the  terms  of  particular  agreements  with  subadvisors;  (iii)  continue  the employment of an existing  subadvisor after events that would otherwise cause an automatic termination of a subadvisory agreement; or (iv) reallocate assets of a
Fund  among  existing  or new  subadvisors.  Within  90  days of  retaining  new subadvisors, shareholders of the affected Funds will receive notification of the changes.  The Exemptive Order, if issued,  also would relieve the Funds from the requirement  to  disclose  certain  fees  paid  to  subadvisors  (except  to any subadvisors  affiliated  with the Advisor) in  documents  filed with the SEC and provided to  shareholders.  There are no assurances  that the SEC will grant the
Exemptive Order.

The SEC has proposed a rule (the "Manager of Managers  Rule") under the 1940 Act that would permit investment companies, such as the Trust, to utilize manager of managers  structures  without exemptive relief. The proposed Manager of Managers
Rule contains  provisions very similar to the conditions that are expected to be contained in the Exemptive  Order. If the Manager of Managers Rule is adopted by the SEC, the Trust,  as an  alternative to the Exemptive  Order,  may operate in accordance with the Rule.

Administrative Services

Investors Bank & Trust Company (the  "Administrator"),  located at 200 Clarendon
Street, Boston, Massachusetts,  is the administrator of the Funds. The Funds pay the  Administrator  at the following annual contract rates of the Funds' average daily net assets for external  administrative  services:  Fund assets up to $300 million,  0.055 of 1%, and Fund assets in excess of $300  million,  0.050 of 1%.
These  external  administrative  services  include  fund  accounting,  daily and ongoing maintenance of certain Fund records, calculation of the Funds' net asset values (the "NAVs"), and preparation of shareholder reports.

The Advisor  provides certain  internal  administrative  services to the Class S shares  of the  Funds,  for  which the  Advisor  receives  a fee of 0.15% of the average  daily net  assets of the Class S shares of the  Funds.  These  internal
administrative   services  include  attending  to  shareholder   correspondence,
requests and inquiries,  and other  communications with shareholders;  assisting with exchanges and with the  processing of purchases and  redemptions of shares;
preparing  and  disseminating  information  and  documents for use by beneficial shareholders;  and  monitoring and overseeing  non-advisory  relationships  with entities providing services to the Class S shares, including the transfer agent.

Pricing of Fund Shares

The price of each Fund's  shares is based on its NAV.  The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its  outstanding  shares.  Shares  are only  valued as of the close of regular  trading on the New York Stock  Exchange (the  "Exchange")  each day the
Exchange is open. The Exchange  normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday.

Each Fund  values  its  investments  for which  market  quotations  are  readily available at market value.  Each Fund values  short-term  investments  that will mature within 60 days at amortized cost, which  approximates  market value. Each
Fund values all other investments and assets at their fair value.

The Funds translate prices for their  investments  quoted in foreign  currencies into U.S. dollars at current  exchange rates. As a result,  changes in the value of those  currencies  in  relation  to the U.S.  dollar may affect a Fund's NAV.
Because foreign  markets may be open at different  times than the Exchange,  the value of a Fund's  shares may change on days when  shareholders  are not able to buy or sell them. If events materially  affecting the values of a Fund's foreign investments  (in the opinion of the Advisor and the  subadvisors)  occur between the close of foreign  markets and the close of regular  trading on the Exchange, or if  reported  prices are  believed by the  Advisor or the  subadvisors  to be unreliable, these investments will be valued at their fair value. In the future, the  Funds  may rely on  third-party  pricing  vendors  to  monitor  for  events materially  affecting the values of the Funds'  foreign  investments  during the period between the close of foreign  markets and the close of regular trading on the Exchange.  If events occur that  materially  affect the values of the Funds'
foreign investments, the third-party pricing vendors will provide revised values to the Funds.

If market  quotations  are not  readily  available  for a Fund's  investment  in
domestic  securities,   such  as  restricted  securities,   private  placements,
securities for which trading has been halted (as a result of a significant event such as a merger, bankruptcy, or other significant issuer-specific development), or other illiquid  securities,  these  investments  will be valued at their fair value.  While  fair  value  pricing  may be more  commonly  used with the Funds'
foreign  investments,  fair  value  pricing  also  may  be  used  with  domestic securities, where appropriate.

The use of fair value pricing by the Funds may cause the NAVs of their shares to differ from the NAVs that would be calculated by using  closing  market  prices.
Also, due to the subjective  nature of fair value pricing,  a Fund's value for a particular security may be different from the last quoted market price.

Class S Shares

This prospectus offers you Class S shares of the Funds. Class S shares generally are available only to persons  making a minimum  $10,000  investment,  including retail  investors and retirement and other  institutional  investors that do not meet the  minimum  investment  requirements  for  investing  in the three  other classes of shares of the Funds  (Class  Y-1,  Class Y-2,  or Class Y-3  shares).
Class S shares do not assess an initial or contingent  deferred sales charge. As discussed below, Class S shares are subject to a 12b-1 fee of 0.25%. In the case of Class S shares,  shareholder  servicing  is  performed  by Mercer  and/or its affiliates,  and the Class S shares pay an internal administrative fee for these services.  The  class of  shares  that is best for you  depends  on a number  of factors,  such as  whether  you are a  retirement  plan or  non-retirement  plan investor,  the amount you intend to invest,  and the level of services  that you desire. Please consult the Advisor, your plan administrator or recordkeeper,  or your financial advisor,  to confirm that Class S shares are most appropriate for you.

Distribution and Service (12b-1) Plan

The Funds have adopted a plan of distribution  and service,  or "12b-1 plan," to finance  the  provision  of certain  shareholder  services  to owners of Class S shares.  The plan  provides  for  payments at annual rates (based on average net assets) of up to 0.25% of each Fund's Class S shares. These fees are used to pay service  fees  to  financial  intermediaries,  such  as  qualified  dealers  and retirement recordkeepers,  for providing certain shareholder services.  Although these fees are used solely for  shareholder  servicing  purposes,  because these fees are paid out of the Funds' assets or income on an on-going basis, over time these fees will  increase the cost of your  investment  (reducing  the return of your investment and may cost you more than paying other types of sales charges).
For investors in defined  contribution  plans administered by Mercer HR Services
LLC  ("Mercer   Services"),   an   affiliate   of  the  Advisor  that   provides
administrative  services to retirement  plans,  these fees may be paid to Mercer
Services.

Purchasing Class S Shares

The Funds sell their  Class S shares at the  offering  price,  which is the NAV.
Class S shares may not be  available  through  certain  financial  advisors  and retirement plan administrators or recordkeepers.

Class S shares may be  purchased  through  your  financial  advisor or  directly through PFPC Inc., the Funds' transfer agent (the "transfer agent"),  located at
4400 Computer  Drive,  Westborough,  Massachusetts  01581.  If you are a defined contribution  retirement plan, Class S shares also may be purchased through your retirement plan  administrator  or  recordkeeper.  Your financial  advisor,  the
Funds' transfer agent or your retirement plan administrator or recordkeeper,  as applicable,  generally must receive your completed buy order before the close of regular  trading  on the  Exchange  for your  shares to be bought at that  day's offering  price.  Your financial  advisor or retirement  plan  administrator  or recordkeeper,  as applicable,  will be responsible  for furnishing all necessary documents to the Funds' transfer  agent,  and may charge you for these services.
If you wish to purchase Class S shares directly from the Funds, you may complete an order form and write a check for the  amount of Class S shares  that you wish to buy, payable to the Trust.  Return the completed form and check to the Funds'
transfer agent.

A Fund may accept orders to purchase Fund shares in-kind with securities, rather than with  cash,  when  consistent  with the  Fund's  investment  objective  and policies.  Acceptance of such  purchases  will be at the  Advisor's  discretion.
Contact the Advisor for further information.

The Funds may  periodically  close to new  purchases  of  shares.  The Funds may refuse any order to buy shares if the Funds and the Advisor determine that doing so would be in the best interests of the Funds and their shareholders.

Customer Identification

Mutual  funds must  obtain  and verify  information  that  identifies  investors opening new accounts.  If a Fund is unable to collect the required  information, the Fund or its agents may not be able to open a Fund  account.  Investors  must provide their full name, residential or business address, social security or tax identification  number,  and date of birth (as  applicable).  Entities,  such as trusts,  estates,  corporations,  and  partnerships,  must  also  provide  other identifying  information.  The  Funds  or their  agents  may  share  identifying information with third parties for the purpose of verification. If a Fund or its agents cannot verify identifying  information after opening an account, the Fund reserves the right to close the account.

Selling Class S Shares

You can sell your Class S shares  back to the Funds on any day the  Exchange  is open,  through  the  Advisor,  your plan  administrator  or  recordkeeper,  your financial advisor or directly to the Funds,  depending upon through whom and how you own your Class S shares.  Payment for redemption may be delayed until a Fund collects the purchase price of shares, which may be up to 10 calendar days after the purchase date.

Selling Class S Shares through Your Financial Advisor

Your  financial  advisor  must  receive  your  request to sell Class S shares in proper  form  before the close of regular  trading  on the  Exchange  for you to receive  that  day's  NAV.  Your  financial  advisor  will  be  responsible  for furnishing  all  necessary  documents to the Funds'  transfer  agent on a timely basis and may charge you for his or her services.

Selling Class S Shares Directly to the Funds

The Funds'  transfer  agent must  receive your request to sell Class S shares in proper  form  before the close of regular  trading on the  Exchange  in order to receive that day's NAV.

By mail. Send a letter of instruction  signed by all registered  owners or their legal representatives to the Funds' transfer agent.

By  telephone.  You may use the Funds'  transfer  agent's  telephone  redemption privilege to redeem Class S shares valued at less than $100,000  unless you have notified the Funds'  transfer agent of an address change within the preceding 15 days, in which case other requirements may apply.  Unless you indicate otherwise on the account  application,  the Funds'  transfer  agent will be  authorized to accept redemption instructions received by telephone.

The telephone redemption privilege may be modified or terminated without notice.

Additional Requirements

In certain  situations,  for example, if you sell Class S shares with a value of
$100,000  or more,  the  signatures  of all  registered  owners  or their  legal representatives  must be guaranteed by a bank,  broker-dealer,  or certain other financial institutions.  In addition, the Funds' transfer agent usually requires additional  documents  for  the  sale  of  Class  S  shares  by  a  corporation,
partnership,   agent  or  fiduciary,  or  a  surviving  joint  owner.  For  more information  concerning  the  relevant  signature  guarantee  and  documentation requirements, contact the Funds' transfer agent.

Payments by the Funds

Each Fund  generally  sends you payment for your Class S shares the business day after your  request is  received.  Under  unusual  circumstances,  the Funds may suspend redemptions,  or postpone payment for more than seven days, as permitted by federal securities law.

Redemptions by the Funds

Each Fund  reserves the right to pay  redemptions  "in-kind"  (i.e.,  payment in securities  rather  than  cash) if the value of the Class S shares  that you are redeeming  is large enough to affect a Fund's  operations  (for  example,  if it represents  more than $250,000 or 1% of a Fund's  assets).  In these cases,  you might incur brokerage costs converting the securities to cash.

The Funds also reserve the right to close any account if the account value falls below the Funds' minimum account level (presently  $10,000) or if you are deemed to engage in  activities  that are illegal  (such as late  trading) or otherwise believed to be  detrimental  to the Funds (such as market timing) to the fullest extent  permitted  by law.  The  2.00%  short-term  trading  fee  will  apply to redemptions  of  shares  that  have  been  held  less  than 30  days,  including redemptions described in this section.

Exchanging Class S Shares

If you want to switch your  investment  from one Fund to another  Fund,  you can exchange  your Class S shares of the Fund for the Class S shares of another Fund at NAV. If you hold your Class S shares through a financial advisor, contact the financial  advisor  regarding the details of how to exchange your shares. If you
hold  your  Class  S  shares  through  a  retirement  plan,   contact  the  plan
administrator or recordkeeper for details of how to exchange your shares. If you hold your Class S shares  directly with the Funds,  contact the Funds'  transfer agent,  and  complete  and  return  an  Exchange  Authorization  Form,  which is available from the transfer agent. A telephone  exchange  privilege is currently available for amounts up to $500,000.  Ask the Advisor,  your financial advisor, your plan  administrator  or  recordkeeper,  or the Funds'  transfer agent for a prospectus of the Funds.

Some Funds may not be available in all states.

The exchange privilege is not intended as a vehicle for short-term  trading.  As described  above,  excessive  exchange  activity may  interfere  with  portfolio management  and have an adverse  effect on all  shareholders.  In order to limit excessive  exchange  activity and otherwise to promote the best interests of the
Funds,  each Fund will  impose a  short-term  trading  fee of 2.00% of the total exchange amount  (calculated at market value) on exchanges of shares held for 30 days or less. Administrators, trustees, or sponsors of retirement plans also may impose short-term trading fees.

The Funds also reserve the right to revise or terminate the exchange  privilege, limit the amount or number of exchanges,  or reject any exchange.  The Fund into which you would like to exchange  also may reject your  exchange.  These actions may apply to all shareholders or only to those  shareholders whose exchanges the
Funds or the Advisor determines are likely to have a negative effect on the Fund or the other Funds.  Consult the Funds, the Advisor,  or your plan administrator or recordkeeper before requesting an exchange.

Frequent Trading of Fund Shares

The  Funds,  the  Advisor,  and  MGI  Funds  Distributors,   Inc.,  the  Trust's
distributor (the "Distributor"),  reserve the right to reject any purchase order for any  shares  of any class of the  Funds  for any  reason.  The Funds are not designed to serve as vehicles  for  frequent  trading in response to  short-term fluctuations in the securities markets. Accordingly,  purchases, including those that  are part of  exchange  activity,  that  the  Funds,  the  Advisor,  or the
Distributor  has determined  could involve actual or potential harm to the Funds may be  rejected.  Frequent  trading  of  Fund  shares  may  lead  to  increased transaction  costs  to the  Funds,  less  efficient  management  of  the  Funds'
portfolios (by disrupting portfolio investment strategies), and taxable gains to the  remaining  shareholders,  resulting  in dilution of the value of the shares held by long-term shareholders. The MGI Non-U.S. Core Equity Fund may be subject to the risk of one form of frequent  trading called time-zone  arbitrage,  where shareholders of the Fund seek to take advantage of time-zone differences between the close of foreign markets in which the Fund's securities trade, and the close of U.S. markets. Arbitrage opportunities may also occur in Funds that hold small capitalization securities (such as the MGI U.S. Small/Mid Cap Growth Equity Fund and MGI U.S.  Small/Mid  Cap  Value  Equity  Fund) or in Funds  that  invest  in thinly-traded  securities (such as high yield  securities,  which may be held by the MGI Core Opportunistic Fixed Income Fund).

Because the Funds are designed for long-term shareholders, the Board has adopted the following  policies and  procedures  that are designed to restrict  frequent purchases  and  redemptions  of the  Funds'  shares.  Each  Fund  will  impose a short-term  trading fee of 2.00% of the total redemption  amount  (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less.  The  short-term  trading  fee is paid  directly  to the  Funds  and is designed  to offset  brokerage  commissions,  market  impact,  and  other  costs associated with short-term trading. The short-term trading fee will not apply in the following  circumstances:  redemptions  to pay  distributions  or loans from certain defined contribution plans; redemptions for loan repayment;  redemptions from certain omnibus accounts;  redemptions in the event of shareholder death or post-purchase  disability;  redemptions made as part of a systematic  withdrawal plan;  transactions in defined  contribution  plans for which Mercer Services is
not  the  administrator;   and  transactions  for  a  discretionary   investment
management  client of the Advisor  when the client has provided MGI with advance notice  of a  planned  redemption  at  least  five  business  days  prior to the
redemption  date.  Furthermore,   exchanges  by  plan  participants  in  defined
contribution  plans for  which  Mercer  Services  is the  administrator  will be subject to the  short-term  trading  fee only with  respect to shares  that were purchased by exchange (rather than by contribution). For purposes of determining whether  the  short-term  trading  fee  applies,  the shares  that were held the longest  will be  redeemed  first.  Administrators,  trustees,  or  sponsors  of retirement plans also may impose short-term trading fees. Please see the SAI for details.

In addition to the  short-term  trading fee, the Board has adopted the following additional  policies and procedures,  which apply to accounts other than defined contribution  plans described  above.  Any shareholder that is confirmed to have initiated four or more round trips (via exchanges or redemptions),  all equal to or  greater  than  $10,000  in value  within a 180-day  period,  will  receive a warning.  If  subsequent  activity of two or more round trips occurs  within 180 days, the shareholder's  exchange privilege will be revoked, and the shareholder will not be permitted to purchase additional shares of the Funds.

There is no assurance that these  policies and  procedures  will be effective in limiting  frequent  trading in all accounts.  For example,  the Funds may not be able to effectively monitor, detect, or limit short-term or excessive trading by underlying  shareholders  that occurs  through  omnibus  accounts  maintained by broker-dealers or other financial intermediaries.

As discussed in "Redemptions by the Funds" earlier in this prospectus, the Funds reserve the right to refuse future purchases or exchanges of shares of the Funds if you are deemed to be engaging in illegal activities (such as late trading) or otherwise detrimental to the Funds (such as market timing).

Fund Distributions and Taxes

Dividends and Distributions

Income  dividends  are  normally  declared  and paid once each year in December.
Capital gains, if any, are distributed annually. The amount of any distributions will  vary,  and  there  is no  guarantee  that a Fund  will pay  either  income dividends or capital gain distributions.

Classes with higher expenses are expected to have lower income dividends. If you are a retail  shareholder  of the Class S shares of a Fund, or an  institutional investor other than a retirement  plan,  you will receive  income  dividends and capital gains distributions in additional Class S shares of the Fund, unless you notify your  investment  professional  or the Fund in writing  that you elect to receive them in cash. Distribution options may be changed by retail shareholders and  institutional  shareholders  (other than  retirement  plans) at any time by requesting a change in writing.  All  dividends  and capital gain  distributions paid to retirement plan shareholders will be automatically reinvested. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you are a taxable investor and invest in the Class S shares of a Fund shortly before the Fund makes a  distribution,  you may receive some of your  investment back in the form of a taxable distribution.

Taxes

Dividends and capital gains distributed by the Funds to tax-deferred  retirement plan accounts are not taxable currently.

In general,  if you are a taxable investor,  distributions by a Fund are taxable to you as either  ordinary  income or capital  gains.  This is true  whether you reinvest your  distributions  in additional Fund shares or receive them in cash.
Every  January,  you will  receive a  statement  that  shows  the tax  status of distributions  you  received for the previous  year.  Distributions  declared in
December but paid in January are taxable as if they were paid in December.

For  federal  income  tax  purposes,  if  you  are  a  taxable  investor,   Fund
distributions of short-term capital gains are taxable to you as ordinary income.
Fund  distributions  of long-term  capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends  designated by the Funds may be qualified dividend income eligible for taxation by individual  shareholders at long-term capital gains rates,  provided certain holding period requirements are met.

By law,  a Fund  must  withhold  a portion  of your  taxable  distributions  and redemption proceeds unless you:

o    provide your correct social security or taxpayer identification number,

o    certify that this number is correct,

o    certify that you are not subject to backup withholding, and

o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When  withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes,  an exchange of your Class S shares of one Fund for Class S shares of a  different  Fund is the  same  as a sale.  Generally,  exchanges  within  a tax-deferred  retirement  plan account will not result in a capital gain or loss for federal or state income tax purposes.  Distributions taken from a retirement plan account, however, generally are taxable as ordinary income.

If you are a taxable  investor,  Fund  distributions  and gains from the sale of your Fund shares  generally  are subject to state and local  taxes.  Any foreign taxes  that a Fund pays on its  investments  may be passed  through  to you as a foreign tax credit.  Non-U.S.  investors may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements.  You should consult your tax advisor about the federal,  state, local, or foreign tax consequences of your investment in the Funds.

Financial Highlights

No financial  information  is presented  for the Funds because the Funds had not commenced operations prior to the date of this prospectus.

                                    APPENDIX

                      SUPPLEMENTAL PERFORMANCE INFORMATION

                      Prior Performance of the Subadvisors

Because  the  employees  of certain  subadvisors  who will manage the Funds have advised other accounts in a substantially similar manner to the way in which the
Funds will be managed,  the following  supplemental  performance  information is being provided to assist prospective  investors in making an informed investment decision.  Although the Funds have not had  investment  operations  prior to the date of this prospectus,  certain  subadvisors  have managed private  investment companies  and  certain  advisory  accounts  that  have  investment  objectives, policies,  and strategies that are  substantially  similar,  but not necessarily identical, to the investment objective, policies, and strategies of the Funds.

For each  subadvisor,  we have presented prior  performance  information for all investment companies and advisory accounts with substantially similar investment objectives,  policies,  and strategies to the Funds  (together,  the "Subadvisor
Composites")  that  each  subadvisor  subadvises.   The  Advisor  requires  each
subadvisor  to  include  in its  Subadvisor  Composite  the  performance  of all
substantially   similar  advisory  accounts  and  investment  companies  of  the subadvisor to help ensure that the subadvisor is showing the  performance of all such  advisory  accounts  and  investment  companies,  and not  solely  the best performing advisory accounts and investment companies.  The Advisor has required that the  subadvisors  make certain  representations  concerning the appropriate presentation and calculation of the Subadvisor Composites' performance.

THE  SUBADVISOR  COMPOSITES'  PERFORMANCE IS NO GUARANTEE OF RESULTS IN MANAGING
THE FUNDS. THE SUBADVISOR COMPOSITES' PERFORMANCE FIGURES ARE NOT THE HISTORICAL
PERFORMANCE OF THE FUNDS,  ARE SEPARATE AND DISTINCT FROM THE FUNDS,  AND SHOULD
NOT  BE  CONSIDERED  AS  A  SUBSTITUTE  FOR  THE  FUNDS'  OWN  PERFORMANCE.  The
performance  of  the  Subadvisor   Composites  may  not  be  comparable  to  the
performance of the Funds because of the following:

o    brokerage commissions and dealer spreads,

o    expenses (including management fees),

o    the size of the  investment  in a  particular  security  in relation to the overall portfolio size,

o    the  timing  of  purchases  and  sales  (including  the  effect  of  market conditions at that time),

o    the timing of cash flows into the portfolio, and

o    the availability of cash for new investments.

The  performance of the Subadvisor  Composites also may not be comparable to the performance  of the Funds because the Subadvisor  Composites,  unlike the Funds, are not registered  under the 1940 Act, and,  consequently,  may not be required to:

o    redeem shares upon request,

o    meet certain diversification requirements, or

o    comply with the tax  restrictions  and investment  limitations  that govern mutual funds.

The prior  performance of the Subadvisor  Composites has been  calculated net of fees  and  trading  expenses.  The  total  operating  fees and  expenses  of the
Subadvisor  Composites  may be lower than the total  operating  expenses  of the
Funds,  in which case the Subadvisor  Composites'  performance  shown would have been lower had the total  operating  expenses  of the Funds been used to compute the Subadvisor Composites' performance.

The tables on the following  pages show the average annual total returns of each
Subadvisor  Composite  for the periods  ended March 31, 2005.  Also included for comparison are performance figures for each Fund's benchmark.

WHEN  CONSIDERING  THE  SUBADVISOR  COMPOSITES,  INVESTORS  SHOULD NOTE  UNUSUAL
SHORT-TERM  PERFORMANCE  CANNOT BE SUSTAINED  INDEFINITELY,  AND  INVESTORS  ARE
ADVISED TO REVIEW SHORT-,  INTERMEDIATE-,  AND LONG-TERM RETURNS WHEN EVALUATING
PERFORMANCE.  PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. IN ADDITION, THE
PERFORMANCE INFORMATION PRESENTED FOR THE SUBADVISOR COMPOSITES IS CURRENT AS OF
THE DATE  SHOWN,  BUT MAY NOT BE  CURRENT AS OF THE DATE YOU ARE  REVIEWING  THE
APPENDIX.  CONSEQUENTLY,  THE PERFORMANCE OF THE SUBADVISOR  COMPOSITES MAY VARY
FROM THAT SHOWN.

THE  PERFORMANCE  OF  EACH  SUBADVISOR  COMPOSITE  SHOWN  WAS  PREPARED  BY  THE
SUBADVISOR AND NOT BY THE ADVISOR.  THE ADVISOR  BELIEVES THAT SUCH  THIRD-PARTY
INFORMATION  IS RELIABLE,  BUT DOES NOT GUARANTEE ITS ACCURACY,  TIMELINESS,  OR
COMPLETENESS.

                                                           Average Annual Total Returns (%) -
                                                             Periods Ending December 31, 2004
                                                    -----------------------------------------------
                                                    -----------------------------------------------
                                                     1 Year      3 Years   5 Years  10 Years

Sands Large Cap Growth                               20.52        6.13     -3.87     16.93
INTECH Large Cap Growth                              15.18        7.85      2.40     18.89
Russell 1000(R) Growth Index                          6.30        -0.18     -9.29     9.59

Lord Abbett Large Cap Value                          13.06        8.49      7.89     13.73
Pzena Large Cap Value                                15.79       12.09       -         -
Russell 1000(R) Value Index                          16.49        8.57      5.27     13.82

Westfield Small/Mid Cap Growth                       11.74        8.26      4.10     15.60
Mazama Small/Mid Cap Growth                           9.39        7.66       -         -
Russell 2500(TM) Growth Index                        14.59        5.93     -2.31     9.66

J.L. Kaplan Small/Mid Cap Value                      16.17       13.98     17.20       -
Wells Micro Cap Value                                13.44         -         -         -
Russell 2500(TM) Value Index                         21.58       16.67     16.05     16.03

GMO International Disciplined Equity                 23.28         -         -         -
MSCI EAFE(R) Index                                   20.70       12.31     -0.80     5.92

BlackRock Core Plus                                   4.85        6.43      7.86       -
Western Core Full Discretion                          6.98        8.66      9.44     9.36
Lehman Brothers U.S. Aggregate Bond(TM) Index         4.34        6.20      7.71     7.72

Deutsche Short Maturity                               2.06        3.46      4.98       -
Lehman Brothers Govt/Credit 1-3 Yr Bond(TM) Index     1.30        3.44      5.41     5.98

Disclosures:

Past  performance  is not a guarantee  of future  performance.  The  performance records represent the client composite track records of the subadvisors, and not the track records of the MGI funds.  Performance figures have been reported on a net-of-fees basis, based on the separate or commingled account composite records of the subadvisors, and have been prepared in compliance with AIMR standards and in accordance  with SEC staff  interpretations  in this area. The information on the  subadvisors has been obtained from those  subadvisors,  who have calculated the returns.  MGI makes no  representations  or warranties as to the accuracy of such  information,  and accepts no  responsibility  or liability  (including for indirect,  consequential  or  incidental  damages)  for any error,  omission  or inaccuracy  in  such  information.  Unusual  short-term  performance  cannot  be
sustained   indefinitely,   and   investors   are  advised  to  review   short-,
intermediate, and long-term returns when evaluating performance.

(C)Copyright 2005, Mercer Global Investments

The performance  record represents the net-of-fee client composite track records of the  underlying  investment  managers in the MGI  program,  and not the track records of MGI clients.

                    Annual Total Returns (%) - Calendar Years
                        LARGE CAP GROWTH EQUITY COMPOSITE

           Sands Large Growth               INTECH Large Growth

1995            42.31                              45.22
1996            38.12                              23.37
1997            30.22                              41.13
1998            54.11                              57.45
1999            47.57                              25.90
2000            18.38                              -5.47
2001            15.79                              -5.07
2002            27.24                             -15.36
2003            36.26                              28.67
2004            20.52                              15.18

                    Annual Total Returns (%) - Calendar Years
                        LARGE CAP VALUE EQUITY COMPOSITE

       Lord Abbett Large Value               Pzena Large Value

1995            32.14
1996            17.05
1997            26.42
1998            12.85
1999            12.17
2000            19.00
2001            -3.78                               1.08
2002           -14.34                             -13.21
2003            31.84                              40.15
2004            13.06                              15.79

                    Annual Total Returns (%) - Calendar Years
                      SMALL/MID CAP GROWTH EQUITY COMPOSITE

          Westfield Small/Mid Growth        Mazama Small/Mid Growth
1995            39.37
1996            17.14
1997            24.40
1998            -4.30
1999            79.31
2000             4.87
2001            -8.12                               1.22
2002           -18.10                             -35.45
2003            38.65                              76.74
2004            11.74                               9.39

                    Annual Total Returns (%) - Calendar Years
                      SMALL/MID CAP VALUE EQUITY COMPOSITE

        Evergreen Small/Mid Value          Wells Micro Cap Value
2000            23.24
2001            21.18
2002            -5.55
2003            34.96
2004            16.17                              13.44

                    Annual Total Returns (%) - Calendar Years
                             NON-US EQUITY COMPOSITE

            GMO Disciciplined Equity

2003            37.67
2004            23.28

                  Annual Total Returns (%) - Calendar Years
                   CORE OPPORTUNISTIC FIXED INCOME COMPOSITE

          BlackRock Core Plus           Western Core Full Discretion
1995                                               21.50
1996                                                5.62
1997                                               11.87
1998                                                8.68
1999            -0.20                              -0.16
2000            11.52                              11.68
2001             8.59                               9.58
2002             9.31                               9.56
2003             5.20                               9.46
2004             4.85                               6.98

                    Annual Total Returns (%) - Calendar Years
                      SHORT MATURITY FIXED INCOME COMPOSITE

          Deutsche Short Maturity

1995             4.55
1996             5.47
1997             6.77
1998             6.52
1999             4.43
2000             8.02
2001             6.59
2002             5.29
2003             3.06
2004             2.06

If  you  want  more  information   about  the  Funds,  the  MGI Funds
following documents are available free upon request:
                                                            MGI US Large Cap Growth Equity Fund
Annual/Semi-Annual Reports                                  MGI US Large Cap Value Equity Fund
                                                            MGI US Small/Mid Cap Growth Equity Fund
Additional  information about each Fund's investments will  MGI US Small/Mid Cap Value Equity Fund be available in the Fund's annual and semi-annual  reports  MGI Non-US Core Equity Fund to  shareholders.  As of  the  date  of  this  prospectus,  MGI Core Opportunistic Fixed Income Fund annual  and  semi-annual  reports  are not  yet  available  MGI US Short Maturity Fixed Income Fund because the Funds have not commenced operations.
                                                            Prospectus
Statement of Additional Information (SAI)

The SAI  provides  more  detailed  information  about  the
Funds  and  is   incorporated   by  reference   into  this
prospectus (i.e., it is legally  considered a part of this
prospectus).

You  may  discuss  your  questions   about  the  Funds  by
contacting  your plan  administrator  or  recordkeeper  or
financial  advisor.  You may  obtain  free  copies  of the
Funds'  annual  and  semi-annual  reports  and  the SAI by
contacting  the Funds  directly at  1-800-______.  Because
the Funds are new, as of the date of this prospectus,  the
Trust's     website     (www.mgifunds.com)     is    under
construction.  In the  future,  you will be able to obtain
copies of the Funds' reports and SAI at this address.

You may  review  and copy  information  about  the  Funds,
including  shareholder  reports and the SAI, at the Public  June __, 2005
Reference Room of the  Securities and Exchange  Commission
in Washington,  D.C. You may obtain  information about the
operations of the SEC's Public  Reference  Room by calling
the SEC at  1-202-942-8090.  You may get copies of reports
and other information about the Funds:

o    For    a    fee,    by    electronic    request    at
     publicinfo@sec.gov  or by  writing  the SEC's  Public
     Reference Section, Washington, D.C.  20549-0102; or

o    Free from the EDGAR  Database  on the SEC's  Internet
     website at:  http://www.sec.gov.

MGI Funds
Investment Company Act File No. 811-21732

                                    MGI Funds

      Preliminary Statement of Additional Information, dated June __, 2005
                              Subject to Completion

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June__, 2005

MGI Funds (the  "Trust")  is an  open-end  management  investment  company  that currently  offers  shares in seven  separate and distinct  series,  representing separate  portfolios of investments (each individually  referred to as a "Fund,"
and collectively  referred to as the "Funds").  Each Fund has its own investment objective. The seven Funds are:

MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

Each Fund offers interests in four classes of shares:  Class S, Class Y-1, Class
Y-2, and Class Y-3.

Mercer Global Investments, Inc. (the "Advisor") serves as the investment advisor of the Funds.

This Statement of Additional  Information ("SAI") is not a prospectus and should be read only in  conjunction  with the Funds' current  Prospectuses,  each dated
June [__],  2005.  A copy of a  Prospectus  may be obtained by calling your plan administrator or recordkeeper or financial advisor, or by calling the Trust toll free at [__________].  Each Prospectus contains more complete  information about the Funds. You should read it carefully before investing.

The information in this SAI is not complete and may be changed. These securities may not be sold until the  registration  statement filed with the Securities and
Exchange  Commission  is  effective.  This  SAI is not an  offer  to sell  these securities and is not  soliciting an offer to buy these  securities in any state where the offer or sale is not permitted.

         Mortgage-Backed Securities, Mortgage Pass-Through Securities, and

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES..46

FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM...............................................................53

APPENDIX A.....................................................................1

APPENDIX B.....................................................................1

APPENDIX C....................................................................1

GENERAL INFORMATION ABOUT THE TRUST

The Trust is a Delaware  statutory  trust organized on March 11, 2005. The Trust currently  offers shares in the following  seven series,  representing  separate portfolios of investments: MGI US Large Cap Growth Equity Fund, MGI US Large Cap
Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap
Value Equity Fund,  MGI Non-US Core Equity Fund,  MGI Core  Opportunistic  Fixed
Income Fund and MGI US Short Maturity Fixed Income Fund.

Each Fund  currently  offers four classes of shares:  Class S shares,  Class Y-1 shares,  Class Y-2 shares, and Class Y-3 shares (Class Y-1, Class Y-2, and Class
Y-3 shares are  together,  the "Class Y Shares").  Class S shares  generally are available only to persons making a minimum $10,000 investment,  including retail investors and retirement and other institutional  investors that do not meet the minimum  investment  requirements for the Class Y Shares.  Class S shares do not assess an initial or contingent  deferred sales charge ("CDSC").  Class S shares are subject to 12b-1  service fee of up to 0.25%.  Class Y Shares  generally are available  only  to  clients  of the  Advisor,  and to  institutional  investors
(including  certain  retirement plans, which include defined benefit and defined contribution  plans)  that  meet  the  eligibility  requirements  listed  in the
Prospectus for the Class Y Shares. Class Y Shares do not assess an initial sales charge or a CDSC.  Class Y-1 shares are subject to a 12b-1  service fee of up to
0.25%.  Class Y-2 shares and Class Y-3  shares are not  subject to annual  12b-1 plan expenses.

Diversification Status

Each Fund is  classified  as  "non-diversified"  for purposes of the  Investment
Company Act of 1940, as amended (the "1940 Act"),  which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single  issuer.  To the extent that a Fund, as a non-diversified  investment  company,  makes  investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks
associated   with  that  issuer  is   increased.   Because   each  Fund,   as  a
non-diversified  investment company,  may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price  volatility than that  experienced by diversified investment companies.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"1940 Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator"  shall mean Investors Bank & Trust Company,  which serves as the
Funds' administrator.

"Advisor" shall mean Mercer Global Investments, Inc., which serves as the Funds'
investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Custodian"  shall mean  Investors  Bank & Trust  Company,  which  serves as the
Funds' custodian.

"Distributor"  shall  mean MGI Funds  Distributors,  Inc.,  which  serves as the
Trust's principal underwriter.

"Domestic  Equity Funds" shall mean the MGI US Large Cap Growth Equity Fund, MGI
US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, and MGI
US Small/Mid Cap Value Equity Fund.

"Equity Funds" shall mean the Domestic Equity Funds and the Foreign Equity Fund.

"Foreign Equity Fund" shall mean the MGI Non-US Core Equity Fund.

"Fixed Income Funds" shall mean the MGI Core Opportunistic Fixed Income Fund and
MGI US Short Maturity Fixed Income Fund.

"Funds"  shall mean the MGI US Large Cap Growth  Equity  Fund,  MGI US Large Cap
Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap
Value Equity Fund,  MGI Non-US Core Equity Fund,  MGI Core  Opportunistic  Fixed
Income Fund, and MGI US Short Maturity Fixed Income Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Subadvisor" shall mean a subadvisor to a Fund.

"Trust"  shall mean the MGI Funds,  an open-end  management  investment  company registered under the 1940 Act.

"1933 Act" shall mean the Securities Act of 1933, as amended.

INVESTMENT STRATEGIES

In addition to the securities and financial  instruments described in the Funds'
Prospectuses,  the  Funds are  authorized  to employ  certain  other  investment strategies  and to invest in certain  other types of  securities  and  financial instruments,  as  described  below.  Not  every  Fund  will  utilize  all of the investment strategies, or invest in all of the types of securities and financial instruments that are listed.

All Funds

Borrowing

A Fund may borrow money as a temporary measure for extraordinary  purposes or to facilitate redemptions.  A Fund also may borrow money for investment purposes. A
Fund  will not  borrow  money in  excess  of 33 1/3% of the  value of its  total assets.  Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset  coverage  shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays),  or such  longer  period  as the  SEC  may  prescribe  by  rules  and regulations,  reduce the  amount of its  borrowings  to such an extent  that the asset coverage of such borrowings shall be at least 300%.

Cash and Short-Term Investments

A Fund may  invest  a  portion  of its  assets  in  short-term  debt  securities
(including   repurchase   agreements  and  reverse  repurchase   agreements)  of
corporations,  the U.S.  government and its agencies and  instrumentalities  and banks and finance companies, which may be denominated in any currency.

A Fund may  invest a portion  of its  assets in  shares  issued by money  market mutual funds. A Fund also may invest in collective  investment vehicles that are managed by an unaffiliated investment manager,  pending investment of the Fund's assets in portfolio  securities.  When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents,  up to a maximum of 100% of its net  assets.  Cash  equivalent  holdings  may be in any currency  (although such holdings may not constitute "cash or cash  equivalents"
for tax  diversification  purposes  under the  Code).  When a Fund  invests  for temporary defensive purposes,  such investments may affect the Fund's ability to achieve its investment objective.

Loans of Portfolio Securities

A Fund  may  lend its  portfolio  securities  to  qualified  broker-dealers  and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities  loaned;  (2) the Fund may call the loan at any time and receive the  securities  loaned;  (3) the Fund will receive any interest or dividends  paid on the loaned  securities;  and (4)
the aggregate  market value of securities  loaned will not at any time exceed 33
1/3% of the total  assets of the  Fund.  Collateral  will  consist  of U.S.  and
non-U.S.  securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in  collateral  in the event of default or  insolvency of a borrower of a
Fund's portfolio  securities.  A Fund may not retain voting rights on securities while they are on loan.

The Funds  participate  in a securities  lending  program under which the Funds'
custodian,  Investors Bank & Trust Company (the  "Custodian"),  is authorized to lend Fund portfolio  securities to qualified  institutional  investors that post appropriate collateral.  The Custodian receives a portion of the interest earned on any reinvested collateral.

Repurchase Agreements

When a Fund enters into a repurchase  agreement,  it purchases securities from a bank or broker-dealer,  which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price,  thereby  determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of  return  insulated  from  market  fluctuations  during  the  term of the agreement.  The term of a  repurchase  agreement  generally  is short,  possibly overnight or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase  agreements  are  considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities  transferred  to the Fund.  Repurchase  agreements  will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a  repurchase  agreement  having  more than seven days  remaining  to maturity  if, as a result,  such  agreement,  together  with any other  illiquid securities held by the Fund,  would exceed 15% of the value of the net assets of the Fund.

Reverse Repurchase Agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities  dealers believed to be creditworthy,  concurrently with an agreement by the Fund to repurchase the same securities  at a later date at a fixed price,  which is  generally  equal to the original  sales price plus  interest.  A Fund retains  record  ownership and the right to receive  interest and principal  payments on the  portfolio  securities involved.  In connection with each reverse repurchase agreement  transaction,  a
Fund will direct the Custodian to designate  cash, U.S.  government  securities, equity securities and/or investment and non-investment  grade debt securities as segregated  assets of the Fund in an amount equal to the repurchase  price. When
engaging  in  (or  purchasing)   reverse  repurchase   agreements,   when-issued
securities,   options,   futures,   forward   contracts   or  other   derivative
transactions,  a Fund will cause the  Custodian  to  earmark on the  Custodian's books cash, U.S.  government  securities or other liquid  portfolio  securities, which shall be unencumbered  and  marked-to-market  daily.  (Any such assets and securities designated as segregated by the Custodian on its records are referred to in  this  SAI as  "Segregated  Assets.")  Such  Segregated  Assets  shall  be maintained in accordance with pertinent positions of the SEC.

A reverse  repurchase  agreement  involves the risk that the market value of the securities  retained by a Fund may decline below the price of the securities the
Fund has sold but is obligated to repurchase  under the agreement.  In the event the  buyer  of  securities  under  a  reverse  repurchase  agreement  files  for bankruptcy or becomes  insolvent,  a Fund's use of the proceeds of the agreement may be restricted  pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.
Reverse repurchase  agreements are considered  borrowings by a Fund and as such, are subject to the same investment limitations.

Swaps

A Fund may  engage in swaps,  including,  but not  limited  to,  interest  rate, currency,  credit  default and index  swaps and the  purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into  these  transactions  to  preserve  a  return  or  spread  on a  particular investment  or portion of the  portfolio's  duration,  to  protect  against  any increase in the price of securities the Fund  anticipates  purchasing at a later date,  or to gain  exposure  to  certain  markets  in the  most  economical  way possible.

Interest  rate swaps  involve the exchange by a Fund with another party of their respective  commitments to receive or pay interest  (e.g.,  an exchange of fixed rate payments for floating rate payments)  with respect to a notional  amount of principal.  Currency  swaps  involve  the  exchange  of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the  purchaser to receive  payments on a notional principal  amount from the party  selling the cap to the extent that a specified index  exceeds a  predetermined  interest  rate or amount.  The  purchase  of an interest  rate floor  entitles the  purchaser to receive  payments on a notional principal amount from the party selling the floor to the extent that a specified index  falls  below a  predetermined  interest  rate or  amount.  A collar  is a combination  of a cap  and a  floor  that  preserves  a  certain  return  with a predetermined range of interest rates or values.

The use of swaps involves  investment  techniques and risks different from those associated with ordinary  portfolio  security  transactions.  If a subadvisor is incorrect in its forecast of market values,  interest rates and other applicable factors,  the  investment  performance  of a Fund will be less favorable than it would  have been if this  investment  technique  were never  used.  Swaps do not involve the delivery of securities or other underlying assets or principal,  and are subject to  counterparty  risk.  If the other party to a swap  defaults  and fails to consummate the  transaction,  a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually  entitled to receive.
Under Internal Revenue Service rules, any lump sum payment received or due under the notional  principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The  equity  swaps  in  which  a  Fund  may  invest  involve  agreements  with a counterparty. The return to a Fund on any equity swap contract will be the total return on the  notional  amount of the  contract  as if it were  invested in the stocks comprising the contract index in exchange for an interest component based on the notional  amount of the agreement.  A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund  paying or  receiving,  as the case may be, only the net amount of the  payments.  Payments  under  an  equity  swap  contract  may be  made at the conclusion of the contract or periodically during its term.

If there is a default by the  counterparty  to a swap  contract,  a Fund will be limited  to  contractual  remedies  pursuant  to the  agreements  related to the transaction.  There is no assurance  that a swap contract  counterparty  will be able to meet its  obligations  pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual  remedies. A Fund thus assumes  the risk  that it may be  delayed  in,  or  prevented  from,  obtaining payments owed to it pursuant to a swap contract.  However, the amount at risk is only the net  unrealized  gain,  if any,  on the swap,  not the entire  notional amount. The subadvisor that enters into the swap agreement will closely monitor,
subject  to  the  oversight  of  the  Board,   the   creditworthiness   of  swap
counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe  that a Fund's  obligations  under swap contracts are senior securities and, accordingly,  the Funds will not treat them as being subject to their borrowing or senior securities restrictions.  However, the net  amount  of the  excess,  if  any,  of a  Fund's  obligations  over  its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of  Segregated  Assets  having an aggregate  market value at least equal to the  accrued  excess  amount  will be  segregated  on the  books of the
Custodian in  accordance  with SEC  positions.  To the extent that a Fund cannot dispose  of a swap in the  ordinary  course of  business  within  seven  days at approximately  the value at which the Fund has  valued  the swap,  the Fund will treat the swap as illiquid and subject to the Fund's  overall  limit on illiquid investments of 15% of the Fund's net assets.

Futures

A Fund may enter into contracts for the purchase or sale for future  delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain  delivery to a Fund of the securities or foreign  currency  called for by the  contract  at a specified  price  during a specified  future  month.  When a futures contract is sold, a Fund incurs a contractual  obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures  transaction,  it must  deliver to the futures commission  merchant  selected  by the Fund an amount  referred  to as  "initial margin."  This  amount is  maintained  by the futures  commission  merchant in a segregated account at the custodian bank.  Thereafter,  a "variation margin" may be paid by the Fund to, or drawn by the Fund from,  such  account in  accordance with controls set for such accounts,  depending upon changes in the price of the underlying  securities  subject to the futures contract.  A Fund also may effect futures  transactions  through futures commission  merchants that are affiliated with the Advisor, a subadvisor or the Fund in accordance with procedures adopted by the Board.

A Fund may enter into futures  transactions  on domestic  exchanges  and, to the extent such  transactions  have been approved by the Commodity  Futures  Trading
Commission for sale to customers in the United States, on foreign exchanges.  In addition,  a Fund may sell stock index futures in anticipation  of, or during, a market  decline to attempt to offset  the  decrease  in the market  value of its common  stocks  that  might  otherwise  result,  and a Fund  may  purchase  such contracts  in order to offset  increases  in the cost of common  stocks  that it intends to  purchase.  Unlike other  futures  contracts,  a stock index  futures contract  specifies  that no delivery of the actual  stocks  making up the index will take place. Instead,  settlement in cash must occur upon the termination of the contract.

While  futures  contracts  provide for the  delivery of  securities,  deliveries usually do not occur.  Contracts  are  generally  terminated  by  entering  into offsetting transactions.

A Fund may enter into futures  contracts to protect  against the adverse effects of fluctuations in security  prices,  interest or foreign exchange rates without actually buying or selling the securities or foreign currency.  For example,  if interest  rates are  expected  to  increase,  a Fund might  enter  into  futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent  value of the debt securities owned by the Fund.
If interest rates did increase,  the value of the debt  securities in the Fund's portfolio  would  decline,  but the value of the futures  contracts  to the Fund would increase at  approximately  the same rate,  thereby  keeping the net asset value of the Fund from declining as much as it otherwise would have.  Similarly, when it is expected that interest  rates may decline,  futures  contracts may be purchased to hedge in  anticipation  of  subsequent  purchases of  securities at higher prices. A Fund also may enter into futures contracts as a low cost method for gaining or reducing  exposure to a particular  currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated  benefits of futures  contracts,  or may realize a loss.
For  example,  if a Fund is hedged  against  the  possibility  of an increase in interest rates that would  adversely  affect the price of securities held in its portfolio and interest rates decrease  instead,  the Fund would lose part or all of the  benefit  of the  increased  value  that it has  because  it  would  have offsetting losses in its futures position. In addition,  in such situations,  if the Fund has  insufficient  cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may, but will not  necessarily,  be at increased  prices that reflect the rising market.  A Fund may be  required  to sell  securities  at a time  when it may be disadvantageous to do so.

Options

A Fund may purchase and write call or put options on foreign or U.S.  securities and  indices  and  enter  into  related  closing  transactions.  A Fund also may purchase  exchange-listed  call options on particular  market segment indices to achieve temporary exposure to a specific industry.

A Fund may  invest in  options  that are  either  listed on U.S.  or  recognized foreign exchanges or traded  over-the-counter.  Certain over-the-counter options may be illiquid.  Thus,  it may not be possible to close  options  positions and this may have an adverse  impact on a Fund's  ability to  effectively  hedge its securities.  A Fund will only  invest in such  options to the extent  consistent with its 15% limitation on investments in illiquid securities.

Purchasing Call Options--A Fund may purchase call options on securities.  When a
Fund  purchases a call  option,  in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security  underlying the  option at a  specified  exercise  price at any time  during the term of the option. The writer of the call option, who receives the premium upon writing the option,  has the  obligation,  upon  exercise  of the  option,  to  deliver  the underlying  security  against  payment of the exercise  price.  The advantage of purchasing  call options is that a Fund may alter its portfolio  characteristics and modify its portfolio  maturities  without incurring the cost associated with transactions.

A Fund may,  following the purchase of a call option,  liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously  purchased.  The Fund will realize a profit from a closing sale  transaction if the price received on the transaction is more than the premium  paid to purchase the  original  call option;  the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although a Fund will generally  purchase only those call options for which there appears to be an active  secondary  market,  there is no assurance that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time,  and for some options no  secondary  market on an exchange may exist. In such event,  it may not be possible to effect closing  transactions in particular  options,  with the result being that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased by a Fund may expire without any value to the Fund, in which event the
Fund would  realize a capital loss,  which will be short-term  unless the option was held for more than one year.

Covered Call Writing--A Fund may write covered call options from time to time on such portions of its  portfolio,  without limit,  as a subadvisor  determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund of writing covered calls is that the Fund receives a premium, which is additional  income.  However,  if the security rises in value,  the Fund may not fully participate in the market appreciation.

During the option  period for a covered call option,  the writer may be assigned an exercise notice by the broker-dealer through which such call option was sold, requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an  option  of the same  series  as the  option  previously  written,  cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to  permit  the sale of the  underlying  security  or to  enable a Fund to write another call option on the underlying  security with either a different exercise price or  expiration  date or both. A Fund may realize a net gain or loss from a closing  purchase  transaction  depending  upon  whether  the net  amount of the original  premium  received  on the call option is more or less than the cost of effecting  the  closing  purchase  transaction.  Any loss  incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying  security.  Such a loss also may be wholly or partially  offset by unrealized  appreciation  in the market value of the  underlying  security.  Conversely,  a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires  unexercised,  a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain,  however,  may be  offset  by  depreciation  in the  market  value  of the underlying  security during the option period. If a call option is exercised,  a
Fund will realize a gain or loss from the sale of the underlying  security equal to the difference  between the cost of the underlying  security and the proceeds of the sale of the  security  plus the amount of the  premium on the option less the commission paid.

A Fund will write call options only on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an  absolute  and  immediate  right  to  acquire  that  security  without additional cash  consideration (or for additional cash  consideration  held in a segregated  account by the  Custodian)  upon  conversion  or  exchange  of other securities  held by the Fund.  A call option is also deemed to be covered if the
Fund holds a call on the same security and in the same  principal  amount as the call  written  and the  exercise  price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price  of the  call  written  if the  difference  is  maintained  by the Fund in
Segregated Assets in a segregated account with the Custodian.

Purchasing  Put Options--A  Fund also may purchase put options.  A Fund will, at all times during which it holds a put option,  own the security  covered by such option.

A put  option  purchased  by a  Fund  gives  it the  right  to  sell  one of its securities  for an  agreed  price up to an  agreed  date.  The  Funds  intend to purchase put options, at the discretion of the subadvisors,  in order to protect against a decline  in the  market  value of the  underlying  security  below the exercise  price less the premium paid for the option  ("protective  puts").  The ability to purchase put options will allow a Fund to protect unrealized gains in an appreciated  security in its portfolio without actually selling the security.
If the  security  does not drop in  value,  a Fund  will  lose the  value of the premium  paid.  A Fund may sell a put option  that it has  previously  purchased prior to the sale of the  securities  underlying  such  option.  Such  sale will result in a net gain or loss  depending  on whether  the amount  received on the sale is more or less than the  premium and other  transaction  costs paid on the put option that is sold.

A Fund may sell a put  option  purchased  on  individual  portfolio  securities.
Additionally,  a Fund may enter into closing sale  transactions.  A closing sale transaction  is one in which a Fund,  when it is the  holder  of an  outstanding option,  liquidates  its position by selling an option of the same series as the option previously purchased.

Writing Put Options--A Fund also may write put options on a secured basis, which means that a Fund will  maintain  in a  segregated  account  with the  Custodian
Segregated Assets in an amount not less than the exercise price of the option at all times during the option period.  The amount of Segregated Assets held in the segregated  account will be adjusted on a daily basis to reflect  changes in the market prices of the  securities  covered by the put option written by the Fund.
Secured  put  options  will  generally  be  written  in  circumstances  where  a subadvisor wishes to purchase the underlying  security for a Fund's portfolio at a price lower than the current  market price of the security.  In such event,  a
Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following  the  writing  of a put  option,  a Fund  may  wish to  terminate  the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously written. A Fund may not, however,  effect such a closing transaction after it has been notified of the exercise of the option.

Index Options

A Fund may  purchase  exchange-listed  call  options  on stock and fixed  income indices and sell such options in closing sale transactions for hedging purposes.
A Fund also may purchase call options on indices  primarily as a substitute  for taking positions in certain  securities or a particular  market segment.  A Fund also may purchase call options on an index to protect  against  increases in the price of  securities  underlying  that index that the Fund  intends to  purchase pending its ability to invest in such securities.

In addition,  a Fund may purchase put options on stock and fixed income  indices and sell such  options in closing  sale  transactions.  A Fund may  purchase put options on broad market indices in order to protect its fully invested portfolio from a general market  decline.  Put options on market segments may be bought to protect a Fund from a decline in value of  heavily  weighted  industries  in the
Fund's portfolio. Put options on stock and fixed income indices also may be used to protect a Fund's investments in the case of one or more major redemptions.

A Fund also may write  (sell)  put and call  options  on stock and fixed  income indices.  While the option is open, a Fund will  maintain a  segregated  account with the Custodian in an amount equal to the market price of the option.

Options on indices  are similar to regular  options  except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the  closing  level of the index upon which the option is based is greater  than
(in the case of a call) or less than (in the case of a put) the  exercise  price of the  option.  This  amount  of cash is equal to the  difference  between  the closing  price of the index and the  exercise  price of the option  expressed in
U.S.  dollars times a specified  multiplier (the  "multiplier").  The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

A Fund's  purchases of options on indices will subject it to the risks described below.

Because the value of an index option  depends upon movements in the level of the index  rather  than the  price of a  particular  security,  whether  a Fund will realize a gain or loss on the  purchase  of an option on an index  depends  upon movements  in the level of prices in the market  generally  or in an industry or market  segment  rather than  movements in the price of a  particular  security.
Accordingly,  successful  use by a Fund of  options  on  indices is subject to a subadvisor's  ability to predict  correctly  the  direction  of movements in the market  generally or in a particular  industry or market segment.  This requires different  skills  and  techniques  than  predicting  changes  in the  prices of individual securities.

Index prices may be distorted if trading of a  substantial  number of securities included  in the index is  interrupted,  causing  the trading of options on that index to be  halted.  If a trading  halt  occurred,  a Fund would not be able to close out options  that it had  purchased  and the Fund may incur  losses if the underlying  index moved  adversely  before  trading  resumed.  If a trading halt occurred  and  restrictions  prohibiting  the  exercise of options  were imposed through  the close of trading on the last day before  expiration,  exercises  on that day would be  settled  on the basis of a closing  index  value that may not reflect  current price  information  for  securities  representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final  determination  of the  closing  index  value for that day,  it runs the risk that the level of the underlying  index  may  change  before  closing.  If such a  change  causes  the exercised option to fall  "out-of-the-money," a Fund will be required to pay the difference  between the closing index value and the exercise price of the option
(times the applicable multiplier) to the assigned writer. Although a Fund may be able to  minimize  this risk by  withholding  exercise  instructions  until just before the daily  cutoff time or by selling  rather than  exercising  the option when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely  because the cutoff times for index options may be earlier  than  those  fixed  for other  types of  options  and may occur  before definitive closing index values are announced.

Rule 144A and Illiquid Securities

A Fund may  invest  in  securities  that are  exempt  under  Rule  144A from the registration requirements of the 1933 Act. Those securities purchased under Rule
144A are traded among qualified institutional investors.

The Board has instructed  each  subadvisor to consider the following  factors in determining  the liquidity of a security  purchased  under Rule 144A for a Fund:
(i) the security can be sold within seven days at approximately  the same amount at which it is valued by the Fund;  (ii) there is reasonable  assurance that the security will remain marketable  throughout the period it is expected to be held by the Fund,  taking into account the actual  frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the  security;  (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue;  and (vi) for Rule
144A securities that are also exempt from registration  under Section 3(c)(7) of the 1940 Act, there is a sufficient market of "qualified purchasers" (as defined in the 1940 Act) to assure that it will remain marketable  throughout the period it is expected to be held by the Fund.  Although having delegated the day-to-day functions,  the Board will  continue  to  monitor  and  periodically  review the subadvisors'  selections of Rule 144A  securities,  as well as the  subadvisors'
determinations  as to their  liquidity.  Investing in securities under Rule 144A could have the effect of  increasing  the level of a Fund's  illiquidity  to the extent that qualified  institutional buyers become, for a time,  uninterested in purchasing these  securities.  After the purchase of a security under Rule 144A, however,  the Board and the subadvisor will continue to monitor the liquidity of that security to ensure that that Fund has no more than 15% of its net assets in illiquid securities.

A Fund will limit its investments in securities that the Fund is restricted from selling to the public  without  registration  under the 1933 Act to no more than
15% of the Fund's net  assets,  excluding  restricted  securities  eligible  for resale  pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures  adopted by the Trust's Board,  which include continuing oversight by the Board.

If a subadvisor  determines that a security  purchased for a Fund in reliance on
Rule 144A that was previously  determined to be liquid, is no longer liquid and, as a result,  the Fund's holdings of illiquid  securities  exceed the Fund's 15%
limitation on investments in such securities, the subadvisor will determine what action  shall be taken to  ensure  that the Fund  continues  to  adhere  to such limitation,  including disposing of illiquid assets, which may include such Rule
144A securities.

Investment Company Securities

Securities of other investment companies may be acquired by a Fund to the extent that such  purchases are  consistent  with the Fund's  investment  objective and restrictions  and are permitted  under the 1940 Act. The 1940 Act requires that, as determined  immediately after a purchase is made, (i) not more than 5% of the value of a Fund's  total  assets will be invested in the  securities  of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding  voting stock of any one investment company will be owned by a Fund.  Certain  exceptions to these  limitations  may apply.  As a shareholder of another  investment  company, a Fund would bear, along with other shareholders,  its pro rata portion of the other investment  company's expenses, including  advisory  fees.  These  expenses would be in addition to the expenses that a Fund would bear in connection with its own operations.

Issuer Location

A Fund considers a number of factors to determine  whether an investment is tied to a  particular  country,  including  whether:  the  investment  is  issued  or guaranteed  by a  particular  government  or  any  of  its  agencies,  political subdivisions,  or  instrumentalities;  the  investment  has its primary  trading market in a  particular  country;  the  issuer is  organized  under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular  country or region;  and the  investment  is exposed to the  economic fortunes and risks of a particular country.

Short Sales

A Fund  may  from  time to time  sell  securities  short.  In the  event  that a subadvisor  anticipates  that the price of a security will decline,  it may sell the  security  short  and  borrow  the  same  security  from a  broker  or other institution  to  complete  the  sale.  A Fund  will  incur a  profit  or a loss, depending  upon whether the market price of the security  decreases or increases between  the date of the short sale and the date on which the Fund must  replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential,  and short sales  involve  special  considerations.  Risks of short sales include the risk that possible losses from short sales may be unlimited  (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested,  and a Fund may be unable to replace a borrowed security sold short.

When-Issued Securities

A Fund may purchase  securities offered on a "when-issued" or "forward delivery"
basis. When so offered,  the price, which is generally expressed in yield terms, is fixed at the time the  commitment  to  purchase  is made,  but  delivery  and payment for the when-issued or forward delivery securities take place at a later date.  During the period between purchase and settlement,  no payment is made by the  purchaser  to the  issuer and no  interest  on the  when-issued  or forward delivery  security  accrues  to the  purchaser.  While  when-issued  or  forward delivery  securities  may be sold prior to the  settlement  date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment  reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis,  the Fund  will  record  the  transaction  and  reflect  the value of the security in determining its net asset value.  The market value of when-issued or forward  delivery  securities may be more or less than the purchase  price.  The
Trust and the  Advisor do not  believe  that a Fund's net asset  value or income will be adversely  affected by its purchase of securities  on a  when-issued  or forward delivery basis. The Custodian will maintain  Segregated  Assets equal in value to  commitments  for  when-issued  or  forward  delivery  securities.  The
Segregated  Assets  maintained  by a Fund with  respect  to any  when-issued  or forward delivery securities shall be liquid,  unencumbered and  marked-to-market daily,  and such  Segregated  Assets  shall be  maintained  in  accordance  with pertinent SEC positions.

Exchange-Traded Index Securities

Subject to the limitations on investment in investment  company securities and a
Fund's own investment  objective,  each Fund may invest in exchange-traded index securities  that are  currently  operational  and that may be  developed  in the future.  Exchange-traded  index securities generally trade on the American Stock
Exchange  or New  York  Stock  Exchange  and  are  subject  to the  risks  of an investment in a broadly  based  portfolio of common  stocks,  including the risk that the general level of stock prices may decline,  thereby adversely affecting the value of the Fund's  investment.  These  securities  generally  bear certain operational expenses. To the extent that a Fund invests in these securities, the
Fund must bear these expenses in addition to the expenses of its own operation.

Equity Funds

Equity Securities

A Fund may invest in a broad range of equity  securities  of U.S.  and  non-U.S.
issuers,   including  common  stocks  of  companies  or  closed-end   investment
companies,  preferred stocks,  debt securities  convertible into or exchangeable for common  stock,  securities  such as warrants or rights that are  convertible into common stock and  sponsored or  unsponsored  American,  European and Global
depositary  receipts   (together,   "Depositary   Receipts").   The  issuers  of
unsponsored   Depositary   Receipts  are  not  obligated  to  disclose  material
information in the United States.

Convertible Securities

Each equity Fund, as well as the MGI Core  Opportunistic  Fixed Income Fund, may invest in convertible securities that generally offer lower interest or dividend yields than  non-convertible  debt securities of similar  quality.  The value of convertible securities may reflect changes in the value of the underlying common stock.  Convertible  securities entail less credit risk than the issuer's common stock because they rank senior to common stock.  Convertible  securities entitle the holder to exchange the securities for a specified number of shares of common stock,  usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert.
The provisions of any convertible  security determine its ranking in a company's capital  structure.  In the case of  subordinated  convertible  debentures,  the holder's  claims on assets and earnings are  subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders.  In the case of preferred stock and convertible  preferred stock, the holder's claim on assets and earnings are  subordinated  to the claims of all creditors but are senior to the claims of common  shareholders.  As a result of their ranking in a company's  capitalization,  convertible  securities that are rated by nationally recognized  statistical  rating  organizations  generally  are rated below other obligations of the company,  and many  convertible  securities  either are rated below  investment  grade or are not rated.  See "Lower Rated Debt Securities" in this SAI.

Real Estate Investment Trusts

Real estate  investment  trusts  ("REITs") pool investors' funds for investment, primarily  in  income  producing  real  estate or real  estate-related  loans or interests.  A REIT is not taxed on income  distributed  to its  shareholders  or unitholders  if  it  complies  with  regulatory  requirements  relating  to  its organization,  ownership,  assets and income, and with a regulatory  requirement that it  distribute  to its  shareholders  or  unitholders  at least  90% of its taxable  income for each taxable  year.  Generally,  REITs can be  classified as
Equity REITs,  Mortgage REITs or Hybrid REITs.  Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital  gains from  appreciation  realized  through  property  sales.
Equity  REITs are  further  categorized  according  to the types of real  estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities,  manufactured housing and mixed-property  types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest  payments.
Hybrid  REITs  combine the  characteristics  of both Equity  REITs and  Mortgage
REITs.

A shareholder in a Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be  affected  by  changes  in the value of their  underlying  properties  and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of  the  credit  extended.  Furthermore,  REITs  are  dependent  on  specialized management  skills.  Some  REITs  may have  limited  diversification  and may be subject to risks inherent in investments in a limited number of properties, in a narrow  geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make  distributions  to  shareholders  or
unitholders,   and  may  be   subject   to   defaults   by   borrowers   and  to
self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act.

Private Equity Investments in Public Equity

The Funds may purchase equity  securities in a private placement that are issued by issuers who have outstanding,  publicly-traded  equity securities of the same class  ("private  investments  in public  equity" or  "PIPEs").  Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is  completed.  This  restricted  period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and a Fund cannot  freely  trade the  securities.  Generally,  such restrictions  cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified  financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered,  or that the registration will remain in effect.

Fixed Income Funds

Eurodollar Securities

A Fund may invest in Eurodollar securities, which are fixed income securities of a U.S.  issuer or a foreign  issuer that are issued  outside the United  States.
Interest and dividends on Eurodollar securities are payable in U.S. dollars.

Lower Rated Debt Securities (MGI Core Opportunistic Fixed Income Fund only)

Fixed income  securities rated lower than Baa by Moody's or BBB by S&P are below investment  grade and are  considered to be of poor  standing and  predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a  substantial  degree of credit risk.  Lower rated  securities  may be issued as a consequence  of corporate  restructurings, such as leveraged buy-outs,  mergers,  acquisitions,  debt  recapitalizations or similar events.  Also, lower rated securities are often issued by smaller,  less creditworthy  companies  or by  highly  leveraged  (indebted)  firms,  that  are generally  less  able  than  more  financially  stable  firms to make  scheduled payments of interest and principal.  Certain convertible  securities also may be rated below investment  grade.  The risks posed by securities  issued under such circumstances are substantial.

In the  past,  the high  yields  from  lower  rated  securities  have  more than compensated for the higher default rates on such securities.  However, there can be no assurance that  diversification  will protect a Fund from  widespread bond defaults  brought about by a sustained  economic  downturn,  or that yields will continue  to offset  default  rates on lower  rated  securities  in the  future.
Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations  during an economic  downturn or during sustained periods of rising interest rates may be impaired. In addition,  such issuers may not have more  traditional  methods of  financing  available  to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by an issuer is significantly  greater for the holders of lower rated securities because  such  securities  may be  unsecured  and may be  subordinated  to other creditors of the issuer.  Further,  an economic  recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower  rated  securities  will be  influenced  not only by changing interest rates,  but also by the bond market's  perception of credit quality and the  outlook  for  economic  growth.  When  economic  conditions  appear  to  be deteriorating,  lower  rated  securities  may  decline  in  market  value due to investors'  heightened  concern over credit  quality,  regardless  of prevailing interest rates.

Especially  at such  times,  trading in the  secondary  market  for lower  rated securities may become thin and market  liquidity may be  significantly  reduced.
Even under normal conditions,  the market for lower rated securities may be less liquid than the market for investment  grade  corporate  bonds.  There are fewer securities  dealers  in the high  yield  market and  purchasers  of lower  rated securities  are  concentrated  among a smaller group of  securities  dealers and institutional  investors.  In periods of reduced market  liquidity,  lower rated securities'  prices may become more volatile and a Fund's  ability to dispose of particular  securities  when necessary to meet the Fund's  liquidity needs or in
response  to  a  specific   economic  event  such  as  a  deterioration  in  the
creditworthiness of the issuer may be adversely affected.

Lower rated  securities  frequently have call or redemption  features that would permit  an  issuer  to  repurchase  the  security  from a Fund.  If a call  were exercised by the issuer  during a period of  declining  interest  rates,  a Fund likely  would  have to  replace  such  called  security  with a  lower  yielding security,  thus  decreasing  the  net  investment  income  to the  Fund  and any dividends to investors.

Besides credit and liquidity concerns,  prices for lower rated securities may be affected by legislative and regulatory  developments.  For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers.  Such legislation may significantly  depress the prices of outstanding lower rated  securities.  A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher  rated  securities,  including  risk of untimely  interest and principal  payment,  default,  price  volatility  and may  present  problems  of liquidity, valuation and currency risk.

Inflation Protected Securities

Inflation  protected  securities  are debt  securities  whose  principal  and/or interest  payments are adjusted for inflation,  unlike debt securities that make fixed principal and interest  payments.  Inflation-protected  securities include
Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury.  The interest rate paid by TIPS is fixed, while the principal value  rises or falls  based on  changes in a  published  Consumer  Price  Index
("CPI").  Thus, if inflation occurs,  the principal and interest payments on the
TIPS are adjusted  accordingly  to protect  investors  from  inflationary  loss.
During a  deflationary  period,  the principal and interest  payments  decrease, although the TIPS'  principal  amounts will not drop below their face amounts at maturity.  In exchange for the inflation  protection,  TIPS  generally pay lower interest rates than typical U.S. Treasury  securities.  Only if inflation occurs will TIPS offer a higher  real yield than a  conventional  Treasury  bond of the same maturity.

Other  issuers  of  inflation-protected   debt  securities  include  other  U.S.
government agencies or instrumentalities,  corporations and foreign governments.
There can be no  assurance  that the CPI or any  foreign  inflation  index  will accurately  measure  the real  rate of  inflation  in the  prices  of goods  and services.  Moreover,  there can be no assurance  that the rate of inflation in a foreign  country  will be  correlated  to the rate of  inflation  in the  United
States.

Pay-In-Kind Bonds

A Fund may invest in pay-in-kind  bonds.  Pay-in-kind  bonds are securities that pay interest through the issuance of additional  bonds. A Fund will be deemed to receive  interest  over the life of such  bonds and may be treated  for  federal income tax  purposes as if interest  were paid on a current  basis,  although no cash  interest  payments are received by the Fund until the cash payment date or until the bonds mature.

Mortgage-Backed Securities, Mortgage Pass-Through Securities, and Collateralized
Mortgage Obligations ("CMOs")

A Fund also may invest in  mortgage-backed  securities,  which are  interests in pools of  mortgage  loans,  including  mortgage  loans made by savings  and loan institutions,  mortgage bankers,  commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related  and private organizations as further described below. A Fund also may invest in debt securities  that are secured with collateral  consisting
of   mortgage-backed   securities,   such  as  CMOs,   and  in  other  types  of
mortgage-related securities.

The principal issuers of mortgage-related securities are the Government National
Mortgage  Association  ("GNMA"),  Fannie  Mae  (formerly  known  as the  Federal
National  Mortgage  Association)  and Freddie Mac (formerly known as the Federal
Home Loan  Mortgage  Corporation).  The type of government  guarantees,  if any, supporting mortgage-related securities depends on the issuers of the securities.
The timely  payment of  principal  and  interest on  mortgage-backed  securities issued or  guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Fund  shares.  Also,  securities  issued  by GNMA and  other  mortgage-backed securities  may be  purchased  at a  premium  over  the  maturity  value  of the underlying  mortgages.  This  premium  is not  guaranteed  and  would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies
or   instrumentalities   other  than  GNMA  are  not  "full  faith  and  credit"
obligations.  Certain obligations, such as those issued by the Federal Home Loan
Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others,  such as those issued by Fannie Mae, are supported only by the credit of the issuer.  Unscheduled  or early  payments  on the  underlying  mortgages  may shorten the  securities'  effective  maturities and reduce  returns.  A Fund may agree to purchase or sell these  securities  with  payment and  delivery  taking place at a future date. A decline in interest rates may lead to a faster rate of repayment  of the  underlying  mortgages  and  expose a Fund to a lower  rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not  appreciate  as  rapidly  as the price of  noncallable  debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities,  which  normally  provide for periodic  payment of interest in fixed amounts with principal  payments at maturity or specified  call dates.  Instead, these  securities  provide a monthly  payment that consists of both interest and principal  payments.  In effect,  these  payments  are a  "pass-through"  of the monthly  payments made by the individual  borrowers on their mortgage loans, net of any fees  paid to the  issuer or  guarantor  of such  securities.  Additional payments are caused by  repayments of principal  resulting  from the sale of the underlying property,  refinancing or foreclosure,  net of fees or costs that may be incurred. Some mortgage-backed securities (such as securities issued by GNMA)
are described as "modified pass-through." These securities entitle the holder to receive all interest and principal  payments owed on the mortgage  pool,  net of certain fees, at the scheduled  payments dates  regardless of whether or not the mortgagor actually makes the payment.

Any discount  enjoyed on the purchases of a  pass-through  type  mortgage-backed security will likely  constitute market discount.  As a Fund receives  principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the  "accrued  market  discount."  Market discount is to be accrued  either under a constant rate method or a proportional method.  Pass-through type mortgage-backed  securities purchased at a premium to their face value will be subject to a similar rule  requiring  recognition of an offset to ordinary  interest  income,  an amount of premium  attributable to the receipt of principal.  The amount of premium recovered is to be determined using a method  similar  to that in place  for  market  discount.  A Fund may elect to accrue  market  discount  or  amortize  premium  notwithstanding  the  amount of principal  received.  Such election will apply to all bonds held and  thereafter acquired  unless  permission  is granted  by the  Commissioner  of the  Internal
Revenue Service to change such method.

Commercial  banks,  savings and loan  institutions,  private mortgage  insurance companies,  mortgage  bankers and other  secondary  market  issuers  also create pass-through  pools  of  conventional  mortgage  loans.  Such  issuers  may,  in addition,  be the originators and/or servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such  non-governmental  issuers  generally  offer a higher rate of interest than government and government-related  pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and  principal of these pools may be supported by various  forms of insurance or guarantees,  including  individual  loan,  title,  pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness  of the  issuers  thereof  will be  considered  in  determining whether a mortgage-related security meets a Fund's investment quality standards.
There can be no assurance that the private insurers or guarantors can meet their obligations  under the insurance  policies or guarantee or  guarantees,  even if
through  an   examination   of  the  loan   experience   and  practices  of  the
originators/servicers  and poolers, a subadvisor  determines that the securities meet a Fund's  quality  standards.  Although the market for such  securities  is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

A CMO is a debt  security on which  interest and prepaid  principal are paid, in most cases,  semi-annually.  CMOs may be  collateralized by whole mortgage loans but are more  typically  collateralized  by portfolios of mortgage  pass-through securities  guaranteed  by GNMA,  Freddie  Mac,  or Fannie Mae and their  income streams.

CMOs  issued by  private  entities  are not  government  securities  and are not directly guaranteed by any government agency. They are secured by the underlying collateral  of the private  issuer.  Yields on  privately-issued  CMOs have been historically  higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more  sensitive to interest  rates than U.S.  government-issued  CMOs. For federal  income tax  purposes,  a Fund will be required to accrue income on CMOs using the "catch-up" method, with an aggregate prepayment assumption.

Dollar Rolls

A Fund may enter  into  dollar  rolls in which  the Fund  sells  securities  and simultaneously  contracts to repurchase  substantially  similar  securities on a specified  future date.  In the case of dollar rolls  involving  mortgage-backed securities,  the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold,  but will be  supported  by  different  pools of  mortgages.  A Fund forgoes  principal  and interest  paid during the roll period on the  securities sold in a dollar roll, but the Fund is compensated by the difference between the current  sales  price and the price for the  future  purchase  as well as by any interest  earned on the  proceeds of the  securities  sold. A Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government  securities dealers recognized by the Federal Reserve
Board, or with member banks of the Federal Reserve. The Trust does not believe a
Fund's obligations under dollar rolls are senior securities and accordingly, the
Funds,  as a matter of  non-fundamental  policy,  will not treat dollar rolls as being subject to their respective  borrowing or senior securities  restrictions.
In addition to the  general  risks  involved  in  leveraging,  dollar  rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-Be-Announced Securities

A  to-be-announced   mortgage-backed   security  ("TBA")  is  a  mortgage-backed
security,  such as a GNMA pass-through security,  that is purchased or sold with specific  pools  that will  constitute  that GNMA  pass-through  security  to be announced  on a future  settlement  date.  At the time of purchase of a TBA, the seller  does  not  specify  the  particular  mortgage-backed  securities  to  be delivered  but rather agrees to accept any  mortgage-backed  security that meets specified  terms.  A Fund and the seller  would agree upon the issuer,  interest rate and terms of the  underlying  mortgages,  but the seller would not identify
the  specific   underlying   mortgages   until  shortly  before  it  issues  the
mortgage-backed   security.  TBAs  increase  interest  rate  risks  because  the underlying mortgages maybe less favorable than anticipated by the Fund.

Other Mortgage-Backed Securities

The Advisor and the subadvisors expect that governmental,  government-related or private  entities  may create  mortgage  loan  pools and other  mortgage-related
securities   offering   mortgage   pass-through   and    mortgage-collateralized
investments in addition to those described above. The mortgages underlying these securities  may include  alternative  mortgage  instruments,  that is,  mortgage instruments  whose  principal  or interest  payments  may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages.  As new types of  mortgage-related  securities  are developed  and offered to  investors,  the
Advisor  and the  subadvisors  will,  consistent  with  each  Fund's  investment objective,  policies  and quality  standards,  consider the  appropriateness  of making investments in such new types of mortgage-related securities.

Asset-Backed Securities

A Fund  may  invest  a  portion  of its  assets  in debt  obligations  known  as
"asset-backed securities." Asset-backed securities are securities that represent a  participation  in, or are secured by and payable  from,  a stream of payments generated by  particular  assets,  most often a pool or pools of similar  assets
(e.g.,  receivables  on home equity and credit loans and  receivables  regarding automobile,  credit card, mobile home and recreational vehicle loans,  wholesale dealer floor plans and leases).

The credit quality of asset-backed securities depends primarily upon the quality of the  underlying  assets and the level of credit  support  and/or  enhancement provided.  Asset-backed  securities are subject to the same prepayment  risks as mortgage-backed  securities.  For federal  income tax  purposes,  a Fund will be required  to accrue  income on  pay-through  asset-backed  securities  using the
"catch-up" method, with an aggregate prepayment assumption.

The credit quality of asset-backed  securities  depends  primarily on the credit quality of the assets  underlying such  securities,  how well the entity issuing the security is insulated  from the credit risk of the  originator  or any other affiliated  entities,  and the amount and quality of any credit support provided to the  securities.  The rate of principal  payment on  asset-backed  securities generally  depends on the rate of principal  payments received on the underlying assets  that,  in turn,  may be  affected  by a variety  of  economic  and other factors.  As a result,  the yield on any  asset-backed  security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated  yield to maturity.  Asset-backed  securities  may be  classified as
"pass-through certificates" or "collateralized obligations."

Due to the shorter maturity of the collateral backing  asset-backed  securities, there is less of a risk of  substantial  prepayment  than  with  mortgage-backed securities.  Such asset-backed securities do, however, involve certain risks not associated  with  mortgage-backed  securities,  including the risk that security interests  cannot  be  adequately,  or in  many  cases,  ever,  established.  In addition, with respect to credit card receivables, a number of state and federal consumer  credit laws give debtors the right to set off certain  amounts owed on the credit  cards,  thereby  reducing the  outstanding  balance.  In the case of automobile  receivables,  there is a risk that the holders may not have either a proper  or  first  security  interest  in all of the  obligations  backing  such receivables due to the large number of vehicles  involved in a typical  issuance
and  technical   requirements  under  state  laws.   Therefore,   recoveries  on
repossessed  collateral  may not always be available to support  payments on the securities.

Examples of credit  support  arising  out of the  structure  of the  transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each issue is generally  based on  historical  credit  information respecting  the level of credit  risk  associated  with the  underlying  assets.
Delinquencies  or losses in excess of those  anticipated  could adversely affect the return on an investment in such issue.

Equipment Trust Certificates

A Fund may  invest  in  equipment  trust  certificates.  The  proceeds  of those certificates are used to purchase equipment, such as railroad cars, airplanes or other  equipment,  which in turn serve as  collateral  for the related  issue of certificates.  The  equipment  subject  to a  trust  generally  is  leased  by a railroad,  airline or other business,  and rental payments provide the projected cash  flow  for the  repayment  of  equipment  trust  certificates.  Holders  of
equipment  trust   certificates  must  look  to  the  collateral   securing  the
certificates, and any guarantee provided by the lessee or any parent corporation for the  payment of lease  amounts,  in the case of  default  in the  payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

A Fund may invest in zero  coupon or delayed  interest  securities  which pay no cash income until maturity or a specified date when the securities  begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity.  When held to maturity or cash payment  date,  the entire income of such securities, which consists of accretion of discount, comes from the  difference  between the purchase  price and their value at maturity or cash  payment  date.  The  market  prices of zero  coupon and  delayed  interest securities  are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities  having  similar  maturities and credit qualities that pay interest periodically.

Zero coupon  securities  are subject to greater market value  fluctuations  from changing interest rates than debt obligations of comparable maturities that make current  distributions of interest (cash).  Zero coupon  convertible  securities offer the  opportunity  for capital  appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the  underlying  common stocks as they usually are issued with short  maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities  include securities issued directly by the U.S. Treasury, and U.S.  Treasury  bonds or notes  and their  unmatured  interest  coupons  and receipts for their underlying principal ("coupons") which have been separated by their holder,  typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying  principal (the "corpus")
of the U.S.  Treasury  security.  A number of  securities  firms and banks  have stripped  the  interest  coupons and  receipts and then resold them in custodial receipt  programs with a number of different names,  including  "Treasury Income
Growth  Receipts"  ("TIGRS") and Certificate of Accrual on Treasuries  ("CATS").
The underlying U.S.  Treasury bonds and notes  themselves are held in book-entry form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e., unregistered  securities  which are  owned  ostensibly  by the  bearer or holder thereof), in trust on behalf of the owners thereof.

The Federal  Reserve program as established by the U.S.  Treasury  Department is known as "STRIPS" or "Separate  Trading of Registered  Interest and Principal of
Securities."  Under  the  STRIPS  program,  a Fund  will be  able  to  have  its beneficial  ownership  of  zero  coupon  securities  recorded  directly  in  the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S.  Treasury  obligations have been stripped of their unmatured  interest coupons  by the  holder,  the  principal  or corpus  is sold at a deep  discount because the buyer  receives  only the right to receive a future fixed payment on the  security  and does not  receive  any  rights to  periodic  interest  (cash)
payments.  Once  stripped  or  separated,  the  corpus and  coupons  may be sold separately.  Typically,  the coupons are sold  separately  or grouped with other coupons with like maturity  dates and sold in such bundled  form.  Purchasers of
stripped  obligations   acquire,  in  effect,   discount  obligations  that  are
economically  identical  to the zero coupon  securities  that the U.S.  Treasury sells  itself.  These  stripped  securities  are  also  treated  as zero  coupon securities with original issue discount for tax purposes.

Structured Notes

Structured  notes are  derivative  debt  securities,  the  interest  rate and/or principal of which is  determined  by an unrelated  indicator.  The value of the principal of and/or  interest on structured  notes is determined by reference to changes in the return,  interest rate or value at maturity of a specific  asset, reference rate, or index (the "reference  instrument") or the relative change in two or more  reference  instruments.  The interest rate or the principal  amount payable upon  maturity or redemption  may be increased or  decreased,  depending upon changes in the applicable  reference  instruments.  Structured notes may be positively or negatively  indexed, so that an increase in value of the reference instrument  may produce an increase or a decrease in the interest  rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the  structured  note at maturity may be  calculated as a specified multiple of the change in the value of the  reference;  therefore,  the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt  securities  because the investor bears the risk of the reference  instrument.  Structured  notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Foreign  Securities  (Applicable  to Funds other than the MGI US Short  Maturity
Fixed Income Fund, as described in the prospectuses)

Investors  should  recognize that investing in foreign issuers  involves certain considerations,  including those set forth in the Funds' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently  denominated in foreign  currencies,  and since the Funds may temporarily  hold uninvested  reserves in bank deposits in foreign currencies,  the Funds will be affected  favorably or  unfavorably by changes in currency  rates and in  exchange  control  regulations  and may  incur  costs in connection with conversions between various currencies.  The investment policies of the  Funds  permit  them to enter  into  forward  foreign  currency  exchange contracts,  futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward Foreign Currency Contracts

The Funds may  purchase  or sell  currencies  and/or  engage in forward  foreign currency transactions in order to expedite settlement of portfolio  transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between  currency  traders  (usually large commercial  banks) and their customers.  A forward  contract  generally  has no  deposit  requirement  and no commissions  are  charged at any stage for  trades.  The Funds will  account for forward  contracts by  marking-to-market  each day at current  forward  contract values.

The Funds will only enter into forward  contracts to sell, for a fixed amount of
U.S. dollars or other appropriate  currency,  an amount of foreign currency,  to the  extent  that the value of the short  forward  contract  is  covered  by the
underlying  value  of  securities   denominated  in  the  currency  being  sold.
Alternatively,  when a Fund enters into a forward  contract to sell an amount of foreign  currency,  the Fund's custodian or sub-custodian  will place Segregated
Assets in a segregated  account of the Fund in an amount not less than the value of the  Fund's  total  assets  committed  to the  consummation  of such  forward contracts.  If the additional Segregated Assets placed in the segregated account decline,  additional cash or securities will be placed in the account on a daily basis so that the  value of the  account  will  equal the  amount of the  Fund's commitments with respect to such contracts.

Non-Deliverable Forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage  currency  risk or to gain exposure to a currency  without  purchasing securities  denominated  in  that  currency.  A  non-deliverable  forward  is  a transaction  that  represents  an  agreement  between a Fund and a  counterparty
(usually a commercial  bank) to buy or sell a specified  (notional)  amount of a particular  currency at an agreed upon foreign  exchange  rate on an agreed upon future date. Unlike other currency  transactions,  there is no physical delivery of the currency on the  settlement  of a  non-deliverable  forward  transaction.
Rather,  the Fund and the  counterparty  agree to net the settlement by making a payment in U.S.  dollars or another fully  convertible  currency that represents any differential  between the foreign exchange rate agreed upon at the inception of the  non-deliverable  forward  agreement and the actual  exchange rate on the
agreed  upon  future   date.   Thus,   the  actual  gain  or  loss  of  a  given
non-deliverable   forward   transaction   is  calculated  by   multiplying   the
transaction's  notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

Since a Fund  generally  may only close out a  non-deliverable  forward with the particular  counterparty,  there is a risk that the counterparty will default on its obligation under the agreement.  If the counterparty defaults, the Fund will have contractual  remedies pursuant to the agreement related to the transaction, but there is no  assurance  that  contract  counterparties  will be able to meet their  obligations  pursuant  to such  agreements  or  that,  in the  event of a default,  a Fund will succeed in pursuing  contractual  remedies.  The Fund thus assumes  the risk  that it may be  delayed  in,  or  prevented  from,  obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition,  where the currency  exchange rates that are the subject of a given non-deliverable  forward  transaction  do not  move in the  direction  or to the extent anticipated, the Fund could sustain losses on the non-deliverable forward transaction.  The Fund's  investment  in a  particular  non-deliverable  forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies,  including  economic,  political and legal developments that impact the applicable countries,  as well as exchange control regulations of the applicable countries.  These risks are heightened when a non-deliverable forward transaction  involves  currencies  of emerging  market  countries  because  such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Options on Foreign Currencies

The Funds may  purchase  and write put and call  options on  foreign  currencies
(traded on U.S.  and foreign  exchanges or  over-the-counter  markets) to manage their  exposure  to  changes  in  currency  exchange  rates.  The Funds also may purchase  and write  options on foreign  currencies  for  hedging  purposes in a manner  similar to that in which  futures  contracts on foreign  currencies,  or forward contracts,  will be utilized.  For example, a decline in the U.S. dollar value of a foreign  currency in which portfolio  securities are denominated will reduce the U.S.  dollar  value of such  securities,  even if their  value in the foreign currency remains constant.  In order to protect against such diminutions in the value of  portfolio  securities,  a Fund may  purchase put options on the foreign  currency.  If the U.S.  dollar price of the currency does decline,  the
Fund  will  have the  right to sell  such  currency  for a fixed  amount in U.S.
dollars and will thereby offset,  in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely,  where a rise in the  U.S.  dollar  value  of a  currency  in  which securities to be acquired are denominated is projected,  thereby  increasing the
U.S. dollar price of such securities, the Fund may purchase call options on such currency.

The purchase of such options could offset,  at least  partially,  the effects of the  adverse  movement  in  exchange  rates.  As in the case of  other  types of options,  however,  the  benefit to the Fund to be  derived  from  purchases  of foreign  currency  options  will be  reduced by the  amount of the  premium  and related  transaction  costs. In addition,  where currency  exchange rates do not move in the  direction  or to the extent  anticipated,  the Fund  could  sustain losses on transactions in foreign  currency  options,  which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign  currencies for the same types of hedging purposes.  For example,  where a Fund  anticipates a decline in the U.S.  dollar value of foreign currency denominated  securities due to adverse fluctuations in exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the relevant currency. If the expected decline occurs, the option will most  likely not be  exercised,  and the  diminution  in the value of the Fund's portfolio securities will be offset by the amount of the premium received.

Similarly,  instead of purchasing a call option to hedge against an  anticipated increase in the U.S.  dollar cost of  securities  to be  acquired,  a Fund could write a put option on the relevant  currency  which, if rates move in the manner projected,  will expire  unexercised  and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the  premium,  and only if exchange  rates move in the expected direction.  If this does not occur, the option may be exercised and the
Fund would be required to  purchase or sell the  underlying  currency at a loss, which may not be offset by the amount of the  premium.  Through  the  writing of options on foreign currencies,  the Fund also may be required to forego all or a portion of the benefit that might  otherwise  have been obtained from  favorable movements in exchange rates.

The Funds also may engage in options  transactions for non-hedging  purposes.  A
Fund  may  use  options  transactions  to gain  exposure  to a  currency  when a subadvisor  believes that exposure to the currency is beneficial to the Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write  covered call options on foreign  currencies.  A call option written  on a  foreign  currency  by a Fund is  "covered"  if the Fund  owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash  consideration held in a segregated account by the custodian bank)  upon  conversion  or  exchange  of  other  foreign  currency  held in its portfolio.  A call  option  is also  covered  if the Fund has a call on the same foreign  currency and in the same principal amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written,  or (b) is  greater  than the  exercise  price of the call written if the  difference is  maintained by the Fund in Segregated  Assets in a segregated account with its custodian bank.

With  respect to writing put options,  at the time the put is written,  the Fund will  establish a  segregated  account with its  custodian  bank  consisting  of
Segregated  Assets in an amount  equal in value to the  amount  the Fund will be required to pay upon exercise of the put. The account will be  maintained  until the put is  exercised,  has expired,  or the Fund has purchased a closing put of the same series as the one previously written.

Other Investments (Applicable to All Funds)

The Board may, in the future,  authorize  a Fund to invest in  securities  other than those listed in this SAI and in the Prospectuses,  provided such investment would be consistent with that Fund's investment  objective and that it would not violate any fundamental  investment policies or restrictions  applicable to that
Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund  without the  approval of a majority of the  outstanding voting  securities  (as defined in the 1940 Act) of the Fund.  Unless  otherwise indicated,  all percentage  limitations listed below apply to a Fund only at the time of the transaction.  Accordingly, if a percentage restriction is adhered to at the time of investment,  a later increase or decrease in the percentage  that results  from a  relative  change in  values or from a change in a Fund's  total assets will not be considered a violation. Each Fund may not:

     (i)  Purchase or sell real estate, unless acquired as a result of ownership of securities or other  instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or  otherwise  engage in  transactions  in real  estate  or  interests therein, or investing in securities that are secured by real estate or interests therein;

     (ii) Purchase or sell  commodities,  except  that the Fund may  purchase or sell  currencies,  may enter into  futures  contracts  on  securities, currencies and other indices or any other financial  instruments,  and may purchase and sell options on such futures contracts;

     (iii)Issue securities  senior to the Fund's presently  authorized shares of beneficial  interest,  to  the  extent  such  issuance  would  violate applicable law;

     (iv) Make loans to other  persons,  except:  (a) through the lending of its portfolio  securities;  (b) through the  purchase of debt  securities, loan  participations  and/or  engaging in direct  corporate  loans for investment  purposes in accordance with its investment  objectives and policies;  and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (v)  Borrow money to the extent such  borrowing  would  violate  applicable law;

     (vi) Concentrate  (invest more than 25% of its net assets) in securities of issuers in a  particular  industry  (other than  securities  issued or guaranteed by the U.S. government or any of its agencies or securities of other investment companies); and

     (vii)Underwrite the  securities of other issuers,  except that the Fund may engage in  transactions  involving  the  acquisition,  disposition  or resale of its portfolio  securities,  under circumstances where it may be considered to be an underwriter under the 1933 Act.

MANAGEMENT OF THE TRUST

The Trust is a Delaware  statutory  trust.  Under  Delaware  law,  the Board has overall  responsibility  for managing the business and affairs of the Trust. The
Trustees elect the officers of the Trust, who are responsible for  administering the day-to-day operations of the Funds.

The Trustees and  executive  officers of the Trust,  along with their  principal occupations  over the past five years and their  affiliations,  if any, with the
Advisor, are listed below. The address of each executive officer of the Trust is
1166 Avenue of the Americas, New York, New York 10036.

Independent Trustees
                                                                                   Number of
                                              Term of                             Portfolios
                                             Office(1)                              in Fund
                              Position(s)   and Length                             Complex*          Other
       Name, Address          Held with      of Time    Principal Occupation(s)  Overseen by     Directorships
          and Age                Trust        Served      During Past 5 Years       Trustee     Held by Trustee

Robert L. Ash                Chairman and   Since 2005 Mr. Ash is the Chief            7              None
1166 Avenue of the Americas  Trustee                   Executive Officer of EBB
New York, NY  10036                                    Services, Inc., a
(59)                                                   financial services
                                                       company, since 2004.
                                                       Mr. Ash served as the
                                                       Chief Executive Officer
                                                       and Senior Managing
                                                       Director of Fleet
                                                       Investment Management
                                                       from 1997 to 2001.

Harrison M. Bains, Jr.       Trustee        Since 2005 Mr. Bains was Vice              7              None
1166 Avenue of the Americas                            President and Treasurer
New York, NY  10036                                    of Bristol-Myers Squibb
(61)                                                   Co. from 1988 to 2004.

Adela M. Cepeda              Trustee        Since 2005 Ms. Cepeda has been the         7        Ms. Cepeda is a
A.C. Advisory, Inc.                                    President of A.C.                        director of
161 No. Clark Street                                   Advisory, Inc. since                     Wyndham
Suite 4975                                             1995.                                    International,
Chicago, IL  60601                                                                              Inc. (hotel
(47)                                                                                            management),
                                                                                                Lincoln
                                                                                                National Income
                                                                                                Fund, Inc.,
                                                                                                Lincoln
                                                                                                National
                                                                                                Convertible
                                                                                                Securities
                                                                                                Fund, Inc., The
                                                                                                UBS Funds, UBS
                                                                                                Relationship
                                                                                                Funds, Fort
                                                                                                Dearborn Income
                                                                                                Securities,
                                                                                                Inc., SMA
                                                                                                Relationship
                                                                                                Trust and
                                                                                                Amalgamated
                                                                                                Bank of Chicago.

Interested Trustee

                                                                                   Number of
                                              Term of                             Portfolios
                                             Office(1)                              in Fund
                              Position(s)   and Length                             Complex*          Other
       Name, Address          Held with      of Time    Principal Occupation(s)  Overseen by     Directorships
          and Age                Trust        Served      During Past 5 Years       Trustee     Held by Trustee

Barry S. McInerney**         Trustee,       Since 2005 Mr. McInerney is                7              None
1166 Avenue of the Americas  President                 President of Mercer
New York, NY  10036          and Chief                 Global Investments, Inc.
(41)                         Executive                 since 2005 and President
                             Officer                   of Mercer Trust Company,
                                                       Inc. since 2004.  Mr.
                                                       McInerney served as
                                                       President of Mercer
                                                       Investment Consulting,
                                                       Inc. from 2001 to 2004;
                                                       and President of Mercer
                                                       Investment Consulting
                                                       (Canada and Latin
                                                       America Region), from
                                                       1998 to 2001.

(1)  Each Trustee holds office for an indefinite term.
*    The "Fund Complex" consists of the Trust, which has seven portfolios.
**   Mr.  McInerney is considered to be an  "interested  person" of the Trust as defined in the 1940 Act due to his relationship with the Advisor.

Officers

The executive officers of the Trust not named above are:

                                          Term of
                        Position(s)     Office+ and
                       Held with the     Length of
      Name and Age         Trust        Time Served          Principal Occupation(s) During Past 5 Years

Ravi B. Venkataraman   Vice            Since 2005     Mr.  Venkataraman  is Chief  Investment  Officer,  Mercer
(37)                   President and                  Global  Investments,  Inc. since 2004.  Mr.  Venkataraman
                       Chief                          was Principal and Head of the Northeast  Region of Mercer
                       Investment                     Investment Consulting, Inc. from 2000 to 2003.
                       Officer

Richard S. Joseph      Vice            Since 2005     Mr.  Joseph is Chief  Operating  Officer,  Mercer  Global
(40)                   President,                     Investments,  Inc.  since  2005.  Mr.  Joseph  was  Chief
                       Treasurer and                  Operating  Officer  of  AdvisorCentral  LLC from  2001 to
                       Principal                      2004 and Executive  Vice  President  and Chief  Operating
                       Accounting                     Officer, Fleet Financial Group from 1996 to 2001.
                       Officer

David M. Goldenberg    Vice            Since 2005     Mr.  Goldenberg  is Chief  Counsel  and Chief  Compliance
(38)                   President,                     Officer  of  Mercer  Global   Investments,   Inc.;  Chief
                       Secretary and                  Compliance Officer of Mercer Investment  Consulting;  and
                       Chief                          Director of Mercer Trust  Company  since 2004.  From 2002
                       Compliance                     to 2004, Mr.  Goldenberg  was Deputy  General  Counsel of
                       Officer                        UBS  Global  Asset  Management  (US)  Inc.  From  2000 to
                                                      2002,  he was  Director,  Legal  Affairs at Lazard  Asset
                                                      Management.

David L. Eisenberg     Vice President  Since 2005     Mr.  Eisenberg  is a Senior  Portfolio  Manager of Mercer
(50)                                                  Global  Investments,  Inc. since 2004. Mr.  Eisenberg was
                                                      President of Brockhouse Cooper  International,  Inc. from
                                                      2002 to 2004;  a  self-employed  consultant  from 2001 to
                                                      2004; and Chief Equity Officer of John Hancock  Advisors,
                                                      Inc. from 1997 to 2001.
____________________

+    Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

                                 Share Ownership

As of December 31, 2004, the Trustees did not own any  securities  issued by the
Advisor, the Distributor or a subadvisor, or any company controlling, controlled by or under common control with the Advisor, the Distributor or a subadvisor. As of June 30, 2005,  none of the Trust's  Trustees or officers  owned  outstanding shares of any of the Funds.

TRUSTEES' COMPENSATION

                                                       Pension or              Total
                                      Annual           Retirement           Compensation
                                    Aggregate       Benefits Accrued     From the Trust and
                                   Compensation      As Part of Fund        Fund Complex
       Name and Position Held    From the Trust*        Expenses*        Paid to Trustees*

Robert  L. Ash                       $42,500              None                $42,500
Harrison M. Bains, Jr.               $37,500              None                $37,500
Adela M. Cepeda                      $32,500              None                $32,500
Barry S. McInerney                     None               None                  None

*    These  figures  represent  estimates for the Trust's  current  fiscal year, which will end on March 31, 2006.

No  officer  of the Trust who is also an  officer  or  employee  of the  Advisor receives any  compensation  from the Trust for services to the Trust.  The Trust pays each Trustee who is not affiliated  with the Advisor an annual  retainer of
$20,000.  In addition to the  retainer,  the Trust pays each  Trustee who is not affiliated with the Advisor $2,500 per in-person meeting attended, and $2,500 or
$500 per telephonic  meeting attended  (depending on the nature and scope of the telephonic meeting).  On an annual basis, the Trust also pays the Chairperson of the Board $10,000, the Chairperson of the Audit Committee $5,000 and the members of the Audit  Committee  $2,500.  The Trust also  reimburses  each  Trustee  and officer  for  out-of-pocket  expenses  incurred  in  connection  with travel and attendance at Board meetings.

Board Committees

Ms. Cepeda and Messrs. Ash and Bains sit on the Trust's Audit Committee, and Mr.
Bains is the  Chairman  of the  Audit  Committee.  The Audit  Committee  has the
responsibility,  among  other  things,  to:  (i)  select,  oversee  and  set the compensation of the Trust's independent  registered public accounting firm; (ii)
oversee the Trust's  accounting and financial  reporting policies and practices, its internal  controls  and, as  appropriate,  the internal  controls of certain service  providers;  (iii)  oversee the quality and  objectivity  of each Fund's financial  statements and the independent  audit(s)  thereof;  and (iv) act as a liaison between the Trust's  independent  registered  public accounting firm and the full Board. The Audit Committee has held one organizational meeting.

Ms.  Cepeda  and  Messrs.  Ash  and  Bains  sit on the  Trust's  Nominating  and
Governance  Committee.  Ms.  Cepeda is the  Chairperson  of the  Nominating  and
Governance   Committee.   The  Nominating  and  Governance   Committee  has  the
responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) periodically review  Independent  Board member  compensation and recommend any changes to the
Independent members as a group; and (iii) make recommendations to the full Board
for  nominations  for  membership  on  all  committees,   review  all  committee
assignments  annually and periodically review the  responsibilities and need for all committees of the Board.

While the  Nominating  and Governance  Committee is solely  responsible  for the selection and  nomination of Trustee  candidates,  the Nominating and Governance
Committee may consider nominees recommended by Fund shareholders. The Nominating and  Governance  Committee  will  consider  recommendations  for  nominees  from shareholders sent to the Secretary of the Trust, c/o Mercer Global  Investments,
Inc., 1166 Avenue of the Americas,  New York, NY 10036. A nomination  submission must  include  all  information  relating  to the  recommended  nominee  that is required to be disclosed in  solicitations  or proxy statements for the election of Trustees,  as well as  information  sufficient  to evaluate the  individual's qualifications.  Nomination submissions must be accompanied by a written consent of the  individual  to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably  requested by the Nominating and
Governance  Committee.  The  Nominating  and  Governance  Committee has held one organizational meeting.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June __, 2005, the Advisor, as the Trust's sole shareholder, owned 100% of all  outstanding  shares  of the  Trust  and  thus may be  deemed a  controlling shareholder of the Trust until additional  shareholders  purchase shares.  As of the same date, none of the Trustees or officers of the Trust  beneficially owned any of the outstanding shares of the Trust.

Any  person  who owns  beneficially,  either  directly  or  through  one or more controlled  companies,  more than 25% of the voting  securities  of the Trust is presumed to control the Trust under the  provisions of the 1940 Act. Note that a controlling  person  possesses  the  ability to control  the  outcome of matters submitted for shareholder vote of the Trust.

INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING, AND OTHER SERVICE ARRANGEMENTS

Investment Advisor

Mercer Global Investments,  Inc. (the "Advisor"), a Delaware corporation located at Investors Way, Norwood, Massachusetts 02062, serves as the investment advisor to the Funds.  The Advisor is an indirect,  wholly-owned  subsidiary  of Marsh &
McLennan  Companies,  Inc. The Advisor is registered  as an  investment  adviser under the Investment Advisers Act of 1940 (the "Advisers Act") with the SEC.

The Advisor provides  investment  advisory services to each Fund pursuant to the
Investment Management Agreement, dated [______], 2005, between the Trust and the
Advisor (the "Management Agreement").  Pursuant to the Management Agreement, the
Trust employs the Advisor generally to manage the investment and reinvestment of the  assets  of the  Funds.  In so  doing,  the  Advisor  may  hire  one or more
Subadvisors  for  each  Fund to carry  out the  investment  program  of the Fund
(subject  to the  approval  of the Board).  The  Advisor  continuously  reviews, supervises and (where  appropriate)  administers the investment  programs of the
Funds.  The  Advisor  furnishes  periodic  reports  to the Board  regarding  the investment programs and performance of the Funds.

The Advisor is responsible for paying its expenses. The Trust pays the following expenses:  the  maintenance of its corporate  existence;  the maintenance of its books,  records and  procedures;  dealing with  shareholders  of the Funds;  the payment of dividends;  transfer of stock,  including  issuance,  redemption  and repurchase of shares; preparation and filing of such forms as may be required by the various  jurisdictions in which the Funds' shares may be sold;  preparation, printing and mailing of reports and notices to shareholders; calling and holding of shareholders' meetings; miscellaneous office expenses; brokerage commissions;
custodian  fees;  legal and  accounting  fees;  taxes;  and  state  and  federal registration fees.

Pursuant  to the  Management  Agreement,  each Fund  pays the  Advisor a fee for managing the Fund's  investments  that are  calculated  as a  percentage  of the
Fund's assets under management.  The table below provides the total advisory fee payable by each Fund:

Funds                                              Investment Advisory Fee*
                                            Assets up to      Assets in excess of
                                            $750 million          $750 million
MGI US Large Cap Growth Equity Fund             0.55%                0.53%
MGI US Large Cap Value Equity Fund              0.53%                0.51%
MGI US Small/Mid Cap Growth Equity Fund         0.90%                0.90%
MGI US Small/Mid Cap Value Equity Fund          0.75%                0.75%
MGI Non-US Core Equity Fund                     0.75%                0.73%
MGI Core Opportunistic Fixed Income Fund        0.35%                0.33%
MGI US Short Maturity Fixed Income Fund         0.25%                0.23%

*    Consists of the total advisory fee payable by the Funds to the Advisor. The
     Advisor is responsible for paying the subadvisory fees.

At its  organizational  meeting  held on May  16-17,  2005 (the  "Organizational
Meeting"), the Trust's Board of Trustees (the "Board"),  including a majority of the  Trustees who are not  "interested  persons" (as that term is defined in the
1940 Act) (the "Independent  Trustees"),  considered and approved the Management
Agreement  for each Fund.  In  determining  whether to  approve  the  Management
Agreement,  the Board  considered  the  information  received  in advance of the
Organizational  Meeting,  which included: (i) a copy of a form of the Management
Agreement;  (ii)  information  describing the nature,  quality and extent of the services  that  the  Advisor  will  provide  to  the  Funds;  (iii)  information describing the Advisor's personnel and operations;  (iv) information  describing the  level of  advisory  fees to be  charged  the  Funds by the  Advisor,  and a comparison of those fees to the fees paid by certain other registered investment companies  having  investment  objectives  similar  to those of the  Funds;  (v)
information  regarding the process by which the Advisor selected and recommended for Board approval the Subadvisors;  (vi)  information  describing the Advisor's
compliance  program;   (vii)  information  describing  each  Fund's  anticipated
operating  expenses  compared to certain other registered  investment  companies
with  investment   objectives  similar  to  the  Fund;  and  (viii)  information describing the Advisor's business and operations.  The Board also considered the presentations  made by, and discussions  held with,  personnel of the Advisor at the Organizational Meeting.

When  considering  the approval of the  Management  Agreement for each Fund, the
Board  reviewed  and  analyzed the factors it deemed  relevant,  including:  the nature,  quality  and extent of the  services  to be provided to the Fund by the
Advisor;  the Advisor's  personnel and operations;  the Fund's proposed  expense levels;  the  anticipated  profitability  to the  Advisor  under the  Management
Agreement at certain asset levels;  any  "fall-out"  benefits to the Advisor and its affiliates  (i.e.,  the ancillary  benefits  realized by the Advisor and its affiliates from the Advisor's  relationship with the Trust); the effect of asset growth on the Fund's  expenses;  and possible  conflicts of interest.  The Board also  considered  the  nature,  quality  and extent of the other  services to be provided to each Fund by the Advisor and its affiliates. Additionally, the Board reviewed  materials  supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In  reviewing  the  Management  Agreement,  the Board  focused  on the  proposed
"manager  of  managers"   structure  of  the  Trust  and  the   complexities  of
implementing  such a structure.  The Board noted the extensive  responsibilities that the Advisor  will have as the Funds'  investment  advisor,  including:  the provision of investment advice; the selection of the Subadvisors; the monitoring of the Subadvisors'  investment performance and processes;  the oversight of the
Subadvisors'  compliance  with the Funds'  investment  objectives,  policies and limitations;  review  of  brokerage  matters;  oversight  of  general  portfolio compliance with relevant law; and the implementation of Board directives as they relate to the Funds.  The Board reviewed the  proprietary  tools utilized by the
Advisor  to  evaluate,  select  and  monitor  the  Subadvisors,  as  well as the
Advisor's   experience,   resources  and  strengths  in  managing  other  pooled
investment vehicles. The Board discussed the proposed multi-manager structure of the Trust,  and the  services  required  by the Trust as a  consequence  of that
structure,   as  measured   against  an  investment   company  without  multiple
subadvisors. Based on its consideration and review of the foregoing information, the Board  determined  that the Funds were  likely to benefit  from the  nature, quality and extent of these services, as well as the Advisor's ability to render such services based on its experience, operations and resources.

The Board  carefully  considered  the proposed  fees payable by the Funds to the
Advisor under the Management Agreement.  In this connection,  the Board compared each Fund's  proposed  advisory fees and projected  expense ratios for the first years of its operations to other  investment  companies  considered to be in the
Fund's peer group.  It was noted that the  Advisor  had not  previously  managed registered investment companies,  so information was not available regarding the
Advisor's  experience  and fees for such  activities.  The Board  evaluated  the
Advisor's anticipated costs and projected profitability in serving as the Funds'
investment advisor, including the costs associated with the Advisor's operations and the costs associated with compensating the Subadvisors.  The Board noted the
Advisor's   commitment   initially  to  limit  the  Funds'  expenses  through  a
contractual  written fee waiver and  expense  reimbursement  agreement  with the
Trust. The Board discussed the entrepreneurial risk undertaken by the Advisor in creating the Trust. The Board also considered  potential benefits to the Advisor from  acting as  investment  advisor to the Funds.  After  comparing  the Funds'
proposed fees with those of the Funds'  respective peer groups,  and in light of the  nature,  quality  and extent of  services  proposed  to be  provided by the
Advisor and the costs expected to be incurred by the Advisor in rendering  those services,  the Board concluded that the level of fees proposed to be paid to the
Advisor with respect to the Funds will be fair and reasonable.

The Board also  considered  the other  relationships  that the  Advisor  and its affiliates  will have with the Trust.  It noted that the Advisor also will serve as the Trust's internal administrator, receiving compensation for acting in that capacity,  and  will be  responsible  for,  among  other  things,  attending  to shareholder  correspondence,  assisting  with the  purchase  and  redemption  of shares,  and preparing and distributing  documents for shareholder use. As such, the Board  concluded  that the benefits  that will accrue to the Advisor and its affiliates by virtue of their  relationships to the Trust will be reasonable and fair in comparison with the costs of providing the relevant services.

The Board  discussed  whether  the  Funds  would be able to  participate  in any economies of scale that the Advisor may  experience  in the event that the Funds reach a certain  level of  assets.  The Board  initially  noted the  uncertainty involved in  launching a new  investment  product and  estimating  future  asset levels.  The Board  acknowledged  that the  advisory fee schedule for each Fund, other  than  the MGI US  Small/Mid  Cap  Value  Growth  Equity  Fund  and MGI US
Small/Mid Cap Value Equity Fund,  included a breakpoint  at $750 million,  which would  reduce  the  investment  advisory  fee  and  allow  the  shareholders  to participate  in  economies of scale for the Funds when the Funds  reached  these asset levels.

Because the Trust and the Funds had not yet commenced  investment  operations at the time of the Board's  consideration and approval of the Management Agreement, the Board could not  consider  the  investment  performance  of the Funds or the
Advisor as a factor in evaluating the Management Agreement.  The Board, however, did consider the  Advisor's  past record for  selecting  portfolio  managers for client mandates.

After full  consideration of the factors  discussed above, with no single factor identified as being of paramount importance,  the Board, including a majority of the Independent Trustees, with the assistance of independent counsel,  concluded that the initial approval of the Management  Agreement was in the best interests of each Fund, and approved the Management Agreement with, and the fee to be paid to, the Advisor for the Fund.

Subadvisors and Portfolio Managers

The Advisor has entered into a subadvisory agreement with each subadvisor.  Each subadvisor  makes day-to-day  investment  decisions for the portion of assets of the particular Fund that are allocated to the Subadvisor.

The aggregate  subadvisory fees (as a percentage of net assets) that are paid to the Subadvisors are as follows:

-------------------------------------- --------------------- ------------------------------ -----------
                       Fund                 Subadvisor                Asset Level            Fee Rate
-------------------------------------- --------------------- ------------------------------ -----------
MGI US Large Cap Growth Equity         Enhanced Investment
                                       Technologies, LLC     First $100 million                  0.40%
                                                             Next $150 million                  0.325%
                                                             Next $250 million                  0.275%
                                                             Next $500 million                   0.25%
                                                             Over $1 billion                     0.20%

-------------------------------------- --------------------- ------------------------------ -----------
                                       Sands Capital
                                       Management            First $25 million                   0.65%
                                                             Next $25 million                    0.50%
                                                             Next $50 million                    0.40%
                                                             Next $150 million                   0.35%
                                                             Over $250 million                   0.30%

-------------------------------------- --------------------- ------------------------------ -----------
MGI US Large Cap Value Equity          Lord, Abbett & Co.
                                       LLC                   First $50 million                   0.45%
                                                             Next $50 million                    0.40%
                                                             Over $100 million                   0.35%
--------------------------------------- --------------------- ------------------------------------------
                                       Pzena Investment
                                       Management                         First Two Years
-------------------------------------- --------------------- ------------------------------ -----------
                                                             First $300 million                  0.45%
                                                             Over $300 million                   0.35%
-------------------------------------- --------------------- ------------------------------------------
                                                               After Two Years, if assets equal or
                                                                        exceed $300 million
-------------------------------------- --------------------- ------------------------------ -----------
                                                             First $25 million                   0.70%
                                                             Next $75 million                    0.50%
                                                             Next $200 million                   0.40%
                                                             Over $300 million                   0.35%

-------------------------------------- --------------------- ------------------------------ -----------
MGI US Small/Mid Cap Growth Equity     Westfield Capital
                                       Management Company,   First $100 million                  0.70%
                                       LLC                   Next $100 million                   0.60%
-------------------------------------- --------------------- ------------------------------ -----------
                                       Mazama Capital
                                       Management            All Assets                          0.60%

-------------------------------------- --------------------- ------------------------------ -----------
MGI US Small/Mid Cap Value Equity      J.L. Kaplan
                                       Associates, LLC       All Assets                          0.65%

-------------------------------------- --------------------- ------------------------------ -----------
                                       Wells Capital                                             0.90%
                                       Management            Less than Three Years and
                                                             Less than $100 million in
                                                             assets
-------------------------------------- --------------------- ------------------------------ -----------
                                                                                                 1.25%
                                                             Earlier of three years or
                                                             $100 million in assets

-------------------------------------- --------------------- ------------------------------ -----------
MGI Non-US Core Equity                 Grantham, Mayo, Van
                                       Otterloo & Company,   First $50 million                   0.65%
                                       LLC                   Next $50 million                    0.50%
                                                             Next $100 million                   0.45%
                                                             Next $200 million                   0.40%
                                                             Over $400 million                   0.35%

-------------------------------------- --------------------- ------------------------------------------
MGI Core Opportunistic Fixed Income    BlackRock Advisors,
                                       Inc.                        Assets Less than $50 million
-------------------------------------- --------------------- ------------------------------ -----------

                                                             All Assets                     0.40%
-------------------------------------- --------------------- ------------------------------------------

                                                                  Assets Greater than $50 million
-------------------------------------- --------------------- ------------------------------ -----------

                                                             First $100 million                  0.25%
                                                             Next $100 million                   0.20%
                                                             Next $100 million                  0.175%
                                                             Next $200 million                   0.15%
                                                             Next $500 million                   0.10%
                                                             Over $1 billion                     0.08%

-------------------------------------- --------------------- ------------------------------ -----------
                                       Western Asset
                                       Management Company    First $100 million                  0.30%
                                                             Next $400 million                   0.20%
                                                             Next $500 million                   0.15%
-------------------------------------- --------------------- ------------------------------ -----------
MGI US Short Maturity Fixed Income     Deutsche Investment
                                       Management Americas   First $100 million                  0.18%
                                                             Next $400 million                  0.108%
                                                             Over $500 million                   0.09%
-------------------------------------- --------------------- ------------------------------ -----------

The  Advisor  recommends  Subadvisors  for each Fund to the Board based upon the
Advisor's   continuing   quantitative   and   qualitative   evaluation  of  each
Subadvisor's  skills in managing assets pursuant to specific  investment  styles and  strategies.  Unlike many other mutual funds,  the Funds are not  associated with  any one  portfolio  manager,  and  benefit  from  independent  specialists
selected  from  the  investment   management  industry.   Short-term  investment
performance,  by itself, is not a significant factor in selecting or terminating a subadvisor,  and the Advisor does not expect to recommend  frequent changes of
Subadvisors.

The  Subadvisors  have  discretion,  subject to  oversight  by the Board and the
Advisor, to purchase and sell portfolio assets, consistent with their respective
Funds' investment objectives,  policies and restrictions and specific investment strategies developed by the Advisor.

Generally,  no  Subadvisor  provides  any  services  to any  Fund  except  asset management and related  administrative  and recordkeeping  services.  However, a
Subadvisor or its affiliated  broker-dealer may execute  portfolio  transactions for a  Fund  and  receive  brokerage  commissions  in  connection  therewith  as permitted by Section 17(e) of the 1940 Act.

The Subadvisors also provide investment  management and/or subadvisory  services to other mutual funds and may also manage private investment accounts.  Although investment decisions for a Fund are made independently from those of other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for a Fund.

At  the  Organizational   Meeting,  the  Board,  including  a  majority  of  the
Independent Trustees, considered and approved the subadvisory agreements (each a
"Subadvisory Agreement" and together, the "Subadvisory  Agreements") between the
Advisor and each of the following Subadvisors: Enhanced Investment Technologies,
LLC;  Sands  Capital  Management;  Lord  Abbett  &  Co.  LLC;  Pzena  Investment
Management;   Westfield  Capital   Management   Company,   LLC;  Mazama  Capital
Management;  J.L. Kaplan Associates;  Wells Capital  Management,  LLC; Grantham,
Mayo,  Van Otterloo & Company,  LLC;  BlackRock  Advisors,  Inc.;  Western Asset
Management Company; and Deutsche Investment Management Americas. Subject to each
Fund's  stated  investment  policies  and the  direction  of the Advisor and the
Board, the Subadvisory Agreements require each Subadvisor to purchase,  hold and sell investments for the respective Fund managed by the Subadvisor.

In  determining  whether  to  approve  each  Subadvisory  Agreement,  the  Board considered the information  received in advance of the  Organizational  Meeting, which included:  (i) copies of forms of each Subadvisory  Agreement  between the
Advisor and the Subadvisor;  (ii) information regarding the process by which the
Advisor selected and recommended for Board approval each  Subadvisor;  (iii) the nature and quality of the services  that each  Subadvisor  would  provide to the respective  Fund;  (iv)  each  Subadvisor's  reputation,  investment  management business,  personnel and operations; (v) each Subadvisor's brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by each
Subadvisor;  and a  comparison  of those  fees to the fees:  (a)  charged by the
Subadvisor  to other  comparable  accounts  the  Subadvisor  manages,  including registered  and  unregistered  investment  companies or other pooled  investment vehicles,  as applicable;  and (b) paid by certain other  registered  investment companies  (or their  investment  advisors)  and  having  investment  objectives similar to that of the Fund; (vii) each Subadvisor's  compliance program; (viii)
each Subadvisor's  historical  performance returns managing a similar investment mandate,  and such  performance  compared  to a  relevant  index;  and (ix) each
Subadvisor's financial condition. The Board also considered the discussions held with  representatives  of two  Subadvisors,  as well as  representatives  of the
Advisor, at the Organizational Meeting.

When  considering the approval of the Subadvisory  Agreements for each Fund, the
Board  reviewed and analyzed the factors the Board deemed  relevant with respect to the applicable Subadvisor,  including:  the nature, quality and extent of the services  to be  provided  to the  Fund  by  the  Subadvisor;  the  Subadvisor's
management style; the Subadvisor's historical performance record managing pooled investment  products similar to the Fund; the  qualifications  and experience of the persons that will be responsible for the day-to-day  management of the Fund;
and the Subadvisor's  staffing levels and overall resources.  Additionally,  the
Board reviewed  materials  supplied by counsel that were prepared for use by the
Board in fulfilling its duties under the 1940 Act.

In  examining  the nature,  quality and extent of the services to be provided by each  Subadvisor to the Funds,  the Board  considered:  the specific  investment process to be employed by the  Subadvisor in managing the assets to be allocated to it; the  qualifications of the Subadvisor's  investment  management team with
regard  to  implementing  the  Fund's  investment   mandate;   the  Subadvisor's
performance record as compared to its benchmark; the Subadvisor's infrastructure and whether it appeared to adequately support its investment  strategy;  and the
Advisor's  review process and favorable  assessment as to the nature and quality of the subadvisory services expected to be provided by the Subadvisor. The Board concluded  that each Fund will  benefit from the quality and  experience  of the respective  Subadvisors' portfolio managers.  Based on the Board's consideration and review of the foregoing  information,  the Board  concluded that the nature, extent  and  quality  of  the  subadvisory  services  to  be  provided  by  each
Subadvisor,  as well as each Subadvisor's  ability to render such services based on its experience,  operations and resources, were appropriate for each Fund, in light of the Fund's  investment  objective  and  supported a decision to approve each Subadvisory Agreement.

Because the Trust and the Funds had not yet commenced  investment  operations at
the  time  of  the  Board's   consideration  and  approval  of  the  Subadvisory
Agreements, the Board could not consider the Subadvisors' investment performance in managing  the Funds as a factor in  evaluating  the  Subadvisory  Agreements.
However, the Board did review each Subadvisor's historical performance record in managing other funds and accounts that were  comparable to the Fund for which it would be  responsible.  The Board  compared  this  historical  performance  to a relevant  benchmark,  and concluded that the historical  performance  record for each Subadvisor supported a decision to approve each Subadvisory Agreement.

The Board carefully  considered the proposed fees payable under each Subadvisory
Agreement.  In this connection,  the Board evaluated the compensation to be paid to each Subadvisor by the Advisor. The Board also considered  comparisons of the fees to be paid to each Subadvisor with the fees each Subadvisor  charges to its other clients and noted that the fee schedules of certain  Subadvisors  included breakpoints  that  would  reduce  the  Subadvisors'  fees as assets in the Funds increased. After evaluating the proposed fees, the Board concluded the fees that would be paid to each  Subadvisor  with respect to the assets to be allocated to the Subadvisor  appeared to be within a reasonable range in light of the quality and extent of the services to be provided.

The Board  considered  the selection and due diligence  process  employed by the
Advisor in deciding to recommend the  Subadvisors  as  subadvisors to the Funds, and also  considered  the Advisor's  conclusion  that the fees to be paid to the
Subadvisors  for their  respective  services to the Funds will be reasonable and the reasons  supporting  that  conclusion.  The Board noted that the subadvisory fees were paid by the Advisor to the  Subadvisors  and were not additional  fees paid by the Funds.  The Board concluded that the Advisor's  recommendations  and conclusions supported approval of each Subadvisory Agreement.

After full  consideration of the factors  discussed above, with no single factor identified as being of paramount importance,  the Board, including a majority of the Independent Trustees, with the assistance of independent counsel,  concluded that  the  initial  approval  of  each  Subadvisory  Agreement  was in the  best interests of each Fund, and approved the Subadvisory  Agreements with respect to the Fund.

Information about each portfolio  manager's  compensation and the other accounts managed by the  portfolio  manager is  included in Appendix C to this SAI. As of the date of this SAI, none of the portfolio  managers owned any shares in any of the Funds.

Enhanced Investment Technologies, LLC ("INTECH"), 2401 PGA Boulevard, Suite 100,
Palm Beach Gardens,  Florida  33410,  serves as a subadvisor to the MGI US Large
Cap Growth Equity Fund. INTECH is an indirect subsidiary of Janus Capital Group,
Inc., which owns a 77.5% interest in INTECH.  INTECH employees own the remaining
22.5%.  INTECH is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Sands Capital Management ("Sands Capital"),  1100 Wilson Boulevard,  Suite 3050,
Arlington, Virginia 22209, serves as a subadvisor to the MGI US Large Cap Growth
Equity Fund.  Sands  Capital  Management,  Inc. is the  majority  owner of Sands
Capital. Sands Capital is registered as an investment adviser under the Advisers
Act.

Lord,  Abbett & Co. LLC ("Lord  Abbett"),  90 Hudson  Street,  Jersey City,  New
Jersey 07302,  serves as a subadvisor to the MGI US Large Cap Value Equity Fund.
Lord Abbett is a Delaware limited  liability  company that is privately owned by its members and registered as an investment adviser under the Advisers Act.

Pzena Investment Management ("Pzena"),  120 West 45th Street, New York, New York
10036,  serves as a subadvisor to the MGI US Large Cap Value Equity Fund.  Pzena is 76.5% owned by its employees.  Pzena is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Westfield Capital Management Company,  LLC ("Westfield"),  One Financial Center,
24th Floor, Boston,  Massachusetts,  02111, serves as a subadvisor to the MGI US
Small/Mid  Cap Growth  Equity Fund.  Westfield is a  wholly-owned  subsidiary of
Boston  Private  Financial  Holdings,  Inc.  Westfield  is  a  Delaware  limited liability company that is registered as an investment adviser under the Advisers
Act.

Mazama Capital Management ("Mazama"), One Southwest Columbia Street, Suite 1500,
Portland,  Oregon,  97258,  serves as a subadvisor  to the MGI US Small/Mid  Cap
Growth  Equity Fund.  Mazama is an Oregon  corporation  that is 93% owned by its employees and is registered as an investment adviser under the Advisers Act.

J.L.  Kaplan   Associates,   LLC  ("Kaplan"),   200  Berkeley  Street,   Boston,
Massachusetts,  02116,  serves as a subadvisor to the MGI US Small/Mid Cap Value
Equity  Fund.  Kaplan is an  indirect,  majority-owned  subsidiary  of  Wachovia
Corporation.  Kaplan is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Wells  Capital  Management  ("WCM"),  5335 S.W.  Meadows  Road,  Suite 290, Lake
Oswego,  Oregon 97035,  serves as a subadvisor to the MGI US Small/Mid Cap Value
Equity Fund. WCM is a wholly-owned  subsidiary of Wells Fargo Bank, N.A., which,
in  turn,  is  wholly-owned  by  Wells  Fargo  &  Company,   a  publicly  traded
corporation.  WCM is a Delaware limited  liability company that is registered as an investment adviser under the Advisers Act.

Grantham,  Mayo, Van Otterloo & Company,  LLC ("GMO"),  40 Rowes Wharf,  Boston,
Massachusetts, 02110, serves as a subadvisor to the MGI Non-US Core Equity Fund.
GMO is a Massachusetts  limited  liability company that is privately held by its members and is registered as an investment adviser under the Advisers Act.

BlackRock Advisors,  Inc. ("BAI"),  100 Bellevue Parkway,  Wilmington,  Delaware
19809,  serves as a subadvisor to the MGI Core Opportunistic  Fixed Income Fund.
BAI is a wholly-owned  subsidiary of BlackRock,  Inc., a public company,  and is registered as an investment adviser under the Advisers Act.

Western  Asset  Management  Company  ("WAMCo"),  located  at 385  East  Colorado
Boulevard,  Pasadena,  California 91101,  serves as a subadvisor to the MGI Core
Opportunistic  Fixed Income Fund.  WAMCo is a  wholly-owned  subsidiary  of Legg
Mason,  Inc.  WAMCo  is a  California  corporation  that  is  registered  as  an investment adviser under the Advisers Act.

Deutsche Investment Management Americas ("DIMA"), located at 1735 Market Street,
Philadelphia,  Pennsylvania  19103,  serves as a subadvisor  to the MGI US Short
Maturity  Fixed Income Fund.  DIMA is registered as an investment  adviser under the Advisers Act.

Administrative, Accounting, and Custody Services

Administrative  and  Accounting  Services.  Investors  Bank & Trust Company (the
"Administrator"),  located at 200 Clarendon Street, Boston, Massachusetts 02116,
is the  administrator  of the  Funds.  The  Funds pay the  Administrator  at the
following  annual  contract  rates of the  Funds'  average  daily net assets for external  administrative  services: Fund assets up to $300 million, 0.055 of 1%;
and  Fund  assets  in  excess  of $300  million,  0.050  of 1%.  These  external administrative  services include fund accounting,  daily and ongoing maintenance of  certain  Fund  records,  calculation  of the Funds'  net asset  values  (the
"NAVs"), and preparation of shareholder reports.

The Advisor provides certain  internal  administrative  services to the Class S,
Class Y-1 and Class Y-2 shares of the Funds,  for which the  Advisor  receives a fee of 0.15%,  0.10% and 0.05% of the  average  daily net assets of the Class S,
Class Y-1 and  Class  Y-2  shares of the  Funds,  respectively.  These  internal
administrative   services  include  attending  to  shareholder   correspondence,
requests and inquiries,  and other  communications with shareholders;  assisting with exchanges and with the  processing of purchases and  redemptions of shares;
preparing  and  disseminating  information  and  documents for use by beneficial shareholders;  and  monitoring and overseeing  non-advisory  relationships  with entities  providing  services  to the Class S,  Class Y-1 and Class Y-2  shares, including the transfer agent.

As of the date of this SAI,  the Funds had not paid any  administration  fees to the Administrator or to the Advisor.

Custody Services.  Investors Bank & Trust Company (the "Custodian"),  located at
200 Clarendon Street,  Boston,  Massachusetts 02116, provides custodian services for the  securities  and cash of the Funds.  The custody  fee  schedule is based primarily  on the net amount of assets held during the period for which  payment is being made plus a per transaction fee for transactions during the period. The
Custodian utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

As of the date of this SAI, the Funds had not paid any custody fees.

Principal Underwriting Arrangements

MGI Funds  Distributors,  Inc., a Delaware  corporation  that is a subsidiary of
PFPC, Inc. (the "Distributor"),  acts as the principal underwriter of each class of shares of the Funds pursuant to a Distribution  Agreement with the Trust. The
Distribution  Agreement  requires  the  Distributor  to use  its  best  efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the
Funds are offered continuously.

Separate  plans  pertaining  to the Class S shares  and Class Y-1  shares of the
Funds have been adopted by the Trust in the manner  prescribed  under Rule 12b-1 under the 1940 Act  (each,  respectively,  the "Class S Plan" and the "Class Y-1
Plan" and collectively,  the "Plans") to compensate  persons who provide certain shareholder services to shareholders of Class S shares and Class Y-1 shares.

Each Plan provides  that each Fund is  authorized  to pay to a service  provider
(which may include the Advisor or its  affiliates),  as compensation for service activities  rendered  by the  service  provider  to  that  particular  class  of shareholders of the Fund, a shareholder  services fee in an amount not to exceed
0.25% on an annual  basis of the  average  daily net asset value of the class of shares of the Fund for which the service  provider  furnishes  the  services.  A service provider is authorized to pay its affiliates or independent  third party service providers for performing service  activities  consistent with each Plan.
For  purposes  of the each  Plan,  "service  activities"  include  any  personal services or account maintenance services,  which may include but are not limited to: assisting  beneficial  shareholders  with purchase,  exchange and redemption requests;  activities in connection  with the provision of personal,  continuing services  to  investors  in each Fund;  receiving,  aggregating  and  processing purchase and  redemption  orders;  providing  and  maintaining  retirement  plan records;  communicating  periodically with shareholders and answering  questions and handling  correspondence  from shareholders about their accounts;  acting as the sole shareholder of record and nominee for shareholders; maintaining account records and  providing  beneficial  owners with account  statements;  processing dividend payments;  issuing shareholder  reports and transaction  confirmations;
providing   sub-accounting  services  for  Class  Y-1  shares  of  a  Fund  held
beneficially;   forwarding  shareholder  communications  to  beneficial  owners;
receiving,  tabulating and transmitting  proxies executed by beneficial  owners;
disseminating  information  about the Fund; and general  account  administration activities.  The  Class S 12b-1  fee may be  paid to  unaffiliated  mutual  fund supermarkets that maintain investor accounts and provide  shareholder  servicing and recordkeeping services for holders of Class S shares. In addition, the Class
Y-1  12b-1  fee may be used  to  compensate  service  providers  for  attracting shareholders to Class Y-1 shares of the Funds.

There is no  distribution  plan with  respect to the Funds' Class Y-2 shares and
Class Y-3 shares,  and the Funds pay no  distribution  fees with  respect to the shares of those classes.

Rule 12b-1 requires that: (i) the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of expenses which are made;  (ii) the Board of  Trustees,  including  a  majority  of the  Independent
Trustees,  approve all agreements  implementing the Plan; and (iii) the Plan may be continued from  year-to-year  only if the Board,  including a majority of the
Independent Trustees,  concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Transfer Agency Services

PFPC, Inc., located at 4400 Computer Drive,  Westborough,  Massachusetts  01581,
serves as the Trust's  transfer agent. As of the date of this SAI, the Funds had not paid any transfer agency fees.

Independent Registered Public Accounting Firm

Deloitte & Touche, located at 200 Berkeley Street, Boston,  Massachusetts 02116,
is the independent registered public accounting firm of the Trust.

Legal Counsel

Stradley,  Ronon,  Stevens & Young, LLP,  Philadelphia,  Pennsylvania,  is legal counsel to the  Trust.  Stroock & Stroock & Lavan LLP,  New York,  New York,  is
legal counsel to the Independent Trustees.

Codes of Ethics

The Trust,  the Advisor,  the Distributor and each subadvisor have adopted codes of ethics  pursuant to Rule 17j-1 under the 1940 Act.  The codes of ethics apply to the personal investing activities of access persons as defined by Rule 17j-1, and are designed to prevent  unlawful  practices in connection with the purchase and sale of securities by access  persons.  Under the codes,  access persons are permitted  to engage in personal  securities  transactions,  but are required to report their personal  securities  transactions for monitoring  purposes and, in certain cases,  pre-clear  securities  transactions.  Copies of each code are on file with the SEC and available to the public.

Proxy Voting Policies

The Board has delegated to the Advisor the  responsibility  to vote proxies with respect to the portfolio securities held by the Funds. The Advisor has, in turn, delegated to each subadvisor the  responsibility to vote proxies with respect to portfolio  securities held by the portion of a Fund that the subadvisor advises.
The Advisor and each  subadvisor  have  adopted  policies  and  procedures  with respect to voting  proxies  relating to securities  held in client  accounts for which it has discretionary  authority.  You may obtain information regarding how the Advisor and the subadvisors voted proxies on behalf of the Funds relating to portfolio  securities  during the period ended June 30 (i) without charge,  upon request,  by calling the Trust at  [________];  and (ii) on the SEC's website at
http://www.sec.gov  or the EDGAR  database on the SEC's  website.  Appendix B to this SAI  contains  the proxy  voting  policies  (or  summaries  thereof) of the
Advisor and each Subadvisor.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Assets of a Fund are invested by the  subadvisor(s) in a manner  consistent with the Fund's investment objective,  strategies, policies and restrictions, as well as with any  instructions  the Board may issue  from time to time.  Within  this framework,  and subject to the  oversight of the Advisor,  the  subadvisors  are responsible  for  making  all  determinations  as to the  purchase  and  sale of portfolio securities for a Fund, and for taking all steps necessary to implement
securities   transactions  on  behalf  of  a  Fund.  When  placing  orders,  the subadvisors  will seek to obtain the best net results,  taking into account such factors as price (including applicable dealer spread), size, type and difficulty of the  transaction  involved,  the firm's  general  execution  and  operational facilities, and the firm's risk in positioning the securities involved.

The Funds have no obligation to deal with any  broker-dealer or group of brokers or dealers in the execution of  transactions in portfolio  securities,  nor will the Funds purchase  portfolio  securities  from any affiliated  person acting as principal except in conformity with the regulations of the SEC.

For securities  traded in the  over-the-counter  markets,  the subadvisors  deal directly  with the dealers who make markets in these  securities  unless  better
prices  and  execution  are  available  elsewhere.   The  subadvisors  negotiate
commission  rates with  brokers  based on the quality  and  quantity of services provided  in light of  generally  prevailing  rates,  and while the  subadvisors generally  seek  reasonably  competitive  commission  rates,  a  Fund  does  not necessarily pay the lowest commissions available. The Board periodically reviews the commission rates and allocation of orders.

When consistent with the objectives of best price and execution, business may be placed with  broker-dealers who furnish  investment  research or services to the subadvisors.  The  commissions on such brokerage  transactions  with  investment research or services  may be higher than  another  broker might have charged for the same  transaction  in  recognition  of the  value of  research  or  services provided.  Such research or services include advice, both orally and in writing, as to the value of securities;  the advisability of investing in,  purchasing or selling securities;  the availability of securities, or purchasers or sellers of securities;  as well as analyses  and  reports  concerning  issues,  industries, securities,  economic factors and trends, portfolio strategy and the performance of accounts. In addition, for the Advisor, such research or services may include advice concerning the allocation of assets among subadvisors and the suitability
of  subadvisors.   To  the  extent  portfolio  transactions  are  effected  with broker-dealers  who furnish  research  and/or  other  services to the Advisor or subadvisor,  the  Advisor  or  subadvisor  receives a  benefit,  not  capable of evaluation in dollar amounts,  without  providing any direct monetary benefit to the Fund from these  transactions.  Such  research  or  services  provided  by a broker-dealer  through  whom the  Advisor  or a  subadvisor  effects  securities transactions  for a Fund may be used by the Advisor or  subadvisor  in servicing all of its accounts.  In addition,  the Advisor or subadvisor may not use all of the research and services provided by such  broker-dealer in connection with the
Fund.

The same  security  may be suitable for a Fund,  another  fund or other  private accounts  managed by the Advisor or a Subadvisor.  Each  Subadvisor  has adopted policies  that are designed to ensure that when a Fund and two or more  accounts of the  Subadvisor  simultaneously  purchase  or sell  the  same  security,  the transactions  will be  allocated  as to price  and  amount  in  accordance  with arrangements  equitable to the Fund and the accounts.  The simultaneous purchase or  sale  of the  same  securities  by a Fund  and  other  accounts  may  have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.

As of the date of this SAI, the Funds had not paid any brokerage commissions.

Portfolio Turnover

Each Fund is free to dispose of its portfolio securities at any time, subject to complying  with the Code and the 1940 Act,  when  changes  in  circumstances  or conditions  make  such a move  desirable  in  light  of  the  Fund's  investment objective.  A Fund will not attempt to achieve or be limited to a  predetermined rate  of  portfolio  turnover,  such  a  turnover  always  being  incidental  to transactions  undertaken  with  a  view  to  achieving  that  Fund's  investment objective.

The  Funds  do not  intend  to use  short-term  trading  as a  primary  means of achieving their investment  objectives.  The rate of portfolio turnover for each
Fund shall be  calculated  by dividing (a) the lesser of purchases  and sales of portfolio  securities for the particular  fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year.  Such monthly average shall be calculated by totaling the values of the  portfolio  securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

The portfolio  turnover rate for the MGI US Small/Mid Cap Growth Fund may exceed
100%. A high  portfolio  turnover  rate (over 100%) may involve  correspondingly greater brokerage  commissions and other transaction  costs, which will be borne directly by the Fund and  ultimately  by the Fund's  shareholders.  In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Selective Disclosure of Portfolio Holdings

The Advisor and the Board have adopted a Portfolio  Holdings  Disclosure  Policy
(the  "Policy")  to govern  disclosure  of  information  relating  to the Funds'
portfolio  holdings  ("Portfolio  Holdings"),  and  to  prevent  the  misuse  of material,  non-public information,  including Portfolio Holdings. Generally, the
Policy restricts the disclosure of Portfolio Holdings data to certain persons or entities, under certain conditions, and requires that all shareholders,  whether individual or  institutional,  must be treated in the same manner, as it relates to the  disclosure of Portfolio  Holdings.  In all cases,  the  Advisor's  Chief
Compliance  Officer  (or  his  designee)  is  responsible  for  authorizing  the disclosure  of  a  Fund's  Portfolio  Holdings  and  the  Funds  do  not  accept compensation or consideration of any sort in return for the preferential release of  Portfolio  Holdings  information.  Any  such  disclosure  is  done  only  if consistent with the federal  anti-fraud  provisions and the Advisor's  fiduciary duties to its clients,  including the Funds. In accordance with the Policy,  the
Trust's  Chief  Compliance  Officer  must  consider  whether the  disclosure  of
Portfolio Holdings (1) is in the best interests of the Funds' shareholders,  and
(2) presents any conflicts of interest between the Funds'  shareholders,  on the one hand, and those of MGI, the principal underwriter,  or any affiliated person thereof on the other.  The Trust's Chief  Compliance  Officer shall consult,  if necessary, with counsel regarding any potential conflicts.

In accordance  with the Policy,  each Fund will disclose its Portfolio  Holdings periodically,  to the extent  required by applicable  federal  securities  laws.
These  disclosures  include  the filing of a complete  schedule  of each  Fund's
Portfolio  Holdings with the SEC  semi-annually on Form N-CSR, and following the
Fund's first and third fiscal  quarters on Form N-Q. These filings are available to the public  through  the EDGAR  Database  on the SEC's  Internet  website at:
http://www.sec.gov.

The Policy provides that a Fund's Portfolio Holdings information may be released to selected third parties,  such as fund rating agencies,  information  exchange subscribers  (and any clients of information  exchange  subscribers that request
Portfolio  Holdings  information),   consultants  and  analysts,  and  portfolio
analytics providers,  only when there is a legitimate business purpose for doing so and  the  recipients  are  subject  to a duty of  confidentiality  (including appropriate related limitations on trading),  either through the nature of their relationship  with the Funds or through a  confidentiality  agreement.  A Fund's
Portfolio  Holdings  information  may  also be  released  to a Fund  shareholder redeeming  securities  in-kind (up to seven days prior to making the  redemption request).

Pursuant to the Policy,  complete Portfolio Holdings information may be released to rating  agencies on a monthly  basis,  no earlier than fifteen days following month-end.  The Funds may publish "Portfolio Compositions" on their website on a monthly basis, with at least a fifteen day lag. This information may include Top
Ten Holdings and certain other portfolio characteristics.

Under the Policy, the Funds also may share their Portfolio Holdings with certain primary  service  providers  that  have a  legitimate  business  need  for  such information,  including, but not limited to, the Custodian, Administrator, proxy voting vendor and independent  registered  public  accounting  firm. The Trust's service  agreements  with  each  of  these  entities  mandate  the  confidential treatment (including  appropriate  limitations on trading) of Portfolio Holdings data by each service provider and its employees.

The authorization to disclose the Funds' Portfolio  Holdings--other than through an SEC filing or website  posting--must come from the Advisor's Chief Compliance
Officer, the Trust's Chief Compliance Officer or a designee of the Trust's Chief
Compliance  Officer.  Any requests for Portfolio Holdings  information that fall outside the Policy must be pre-approved, in writing, by the Advisor's Compliance
Department,  following  consultation,  if  necessary,  with  the  Trust's  Chief
Compliance  Officer or outside  counsel.  The  Advisor's  Compliance  Department maintains a log of all ad-hoc Portfolio  Holdings  information that is released.
This log is provided to the Trust's Chief Compliance  Officer and the Board, for
review and  monitoring of  compliance  with the Policy.  The Board  periodically reviews the Policy and its operation, including disclosure of Portfolio Holdings to third parties.

CAPITAL STOCK AND OTHER SECURITIES

The Trust currently  offers four classes of shares for each Fund: Class S, Class
Y-1, Class Y-2 and Class Y-3. Additional classes of shares may be offered in the future.  Each  Fund is  authorized  to issue an  unlimited  number  of shares of beneficial interest without par value.

Each share of beneficial interest represents an equal proportionate  interest in the assets  and  liabilities  of the Fund and has  identical  voting,  dividend, redemption,  liquidation,  and other rights and preferences as the other classes of the Fund,  except that only  holders of Class S shares may vote on any matter affecting the Class S Plan. Similarly, only holders of Class Y-1 shares may vote on matters  that  affect  only the Class Y-1 Plan.  No class may vote on matters that affect only another class.

Under  Delaware  law,  the Trust is not  required  to,  and the  Trust  does not presently intend to, hold regular annual meetings of  shareholders.  Meetings of the  shareholders  of one or more of the  Funds may be held from time to time to consider certain matters,  including changes to a Fund's fundamental  investment policies,  changes to the Trust's investment advisory agreement and the election of Trustees when required by the 1940 Act.

When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with  proportionate  voting  for  fractional  shares.  The shares  of a Fund do not have  cumulative  voting  rights or any  preemptive  or conversion rights, and the Trustees have authority, from time to time, to divide or combine  the shares of the Fund into a greater or lesser  number of shares so affected.  In the case of a liquidation of a Fund, each  shareholder of the Fund will be  entitled  to  share,  based  upon the  shareholder's  percentage  share ownership,  in the distribution out of assets, net of liabilities,  of the Fund.
No shareholder is liable for further calls or assessment by a Fund.

On any matter submitted to a vote of the shareholders, all shares shall be voted separately by individual Fund, except: (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by  individual  Fund;  and (ii) when the
Board has  determined  that the matter  affects the  interests  of more than one
Fund, then the shareholders of all such Funds shall be entitled to vote thereon.
The Trustees may also  determine that a matter affects only the interests of one or more  classes  of shares of a Fund,  in which case any such  matter  shall be voted on by such class or classes.

ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION AND OTHER SERVICES

Additional   Exchange   and   Redemption   Information.   As  discussed  in  the
Prospectuses,  eligible  shares  of a Fund may be  exchanged  for  shares of the corresponding class of another Fund.

A Fund may suspend redemption  privileges or postpone the date of payment during any period:  (i) when the New York Stock Exchange  ("NYSE") is closed or trading on the NYSE is  restricted  as  determined  by the SEC,  (ii) when an  emergency exists,  as defined by the SEC, that makes it not reasonably  practicable  for a
Fund to dispose of  securities  owned by it or fairly to determine  the value of its assets, or (iii) as the SEC may otherwise  permit.  The redemption price may be more or less than the shareholder's cost,  depending on the market value of a
Fund's portfolio at the time.

A 2.00%  redemption fee payable to the  applicable  Fund may apply to any shares that are redeemed (either by sale or exchange)  within 30 days of purchase.  The redemption fee is intended to offset the trading costs,  market impact and other costs associated with short-term trading into and out of a Fund.

NET ASSET VALUE

Each Fund determines its net asset value per share  separately for each class of shares,  normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each day when the NYSE is open.  Prices will be  calculated earlier when the NYSE closes early because  trading has been halted for the day.
Currently, the NYSE is open for trading every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents'
Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day
and Christmas Day.

Securities  that are listed on  exchanges  normally  are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where  securities are traded on more than one exchange,  the securities are generally valued on the exchange considered by the Advisor or a  subadvisor  as the primary  market.  Securities  traded in the over-the-counter  market  and  listed  on the  Nasdaq  Stock  Market  ("Nasdaq")
normally  are  valued at the  Nasdaq  Official  Closing  Price  ("NOCP");  other over-the-counter  securities are valued at the last bid price available prior to valuation  (other than  short-term  investments  that mature in 60 days or less, which are valued as  described  further  below).

Where market quotations are readily available,  portfolio  securities are valued based upon market quotations,  provided those quotations  adequately reflect, in the  judgment of the Advisor or a  subadvisor,  the fair value of the  security.
Where those market quotations are not readily  available,  securities are valued based upon  appraisals  received  from a pricing  service  using a  computerized matrix system or based upon appraisals  derived from information  concerning the security  or  similar  securities  received  from  recognized  dealers  in those securities.  All other  securities  and other assets are valued at fair value as determined  in good faith by or under the  direction of the Board.  It should be recognized  that  judgment  often plays a greater role in valuing  thinly traded securities,  including many lower rated bonds,  than is the case with respect to securities  for  which a  broader  range  of  dealer  quotations  and  last-sale information is available.  The amortized  cost method of valuation  generally is used to value debt  obligations  with 60 days or less remaining  until maturity, unless the Board determines that this does not represent fair value.

The  application  of fair value  pricing  represents a good faith  determination based on  specifically  procedures.  There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were able to sell the security  at  approximately  the time at which the Fund  determines  its NAV per share.

TAXATION

Additional Information on Distributions and Taxes

Distributions

Distributions of Net Investment  Income.  Each Fund receives income generally in the form of  dividends  and  interest  on its  investments.  This  income,  less expenses  incurred  in the  operation  of a Fund,  constitutes  the  Fund's  net investment  income from which  income  dividends  may be paid to you.  Each Fund calculates  income  dividends and capital gains  distributions  the same way for each class. The amount of any income  dividends per share will differ,  however, generally due to any  differences in the  distribution  and service (Rule 12b-1)
fees  applicable  to the  classes.  If you are a taxable  investor,  any  income dividends a Fund pays are  taxable to you as ordinary  income,  except  that,  a portion of the income  dividends  designated  by certain Funds will be qualified dividend  income  eligible for taxation by individual  shareholders at long-term capital gain rates.

Capital Gain  Distributions.  A Fund may realize capital gains and losses on the sale or other disposition of its portfolio  securities.  Distributions  from net short-term  capital gains are taxable to you as ordinary  income.  Distributions from net long-term  capital gains are taxable to you as long-term capital gains, regardless  of how long you have owned your  shares in a Fund.  Any net  capital gains  realized by a Fund generally are  distributed  once each year, and may be distributed  more  frequently,  if necessary,  to reduce or eliminate  excise or income taxes on the Fund.

Investments in Foreign Securities.

The next four paragraphs  describe tax  considerations  that are applicable to a
Fund's investments in foreign securities.

Effect  of  Foreign  Withholding  Taxes.  A  Fund  may  be  subject  to  foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's income dividends paid to you.

Pass-Through  of Foreign Tax Credits.  If more than 50% of a Fund's total assets at the end of a fiscal  year is  invested  in foreign  securities,  the Fund may elect to pass  through to you your pro rata  share of foreign  taxes paid by the
Fund. If this election is made,  the Fund may report more taxable  income to you than it actually  distributes.  You will then be entitled  either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit  for these  taxes  against  your U.S.  federal  income  tax  (subject  to limitations  for  certain  shareholders).  A Fund  will  provide  you  with  the information  necessary to complete your  personal  income tax return if it makes this election.

You should also be aware that use of foreign dividends,  designated by a Fund as dividends from qualifying  foreign  corporations and subject to reduced rates of taxation  on  qualified  dividend  income,  may reduce the  otherwise  available foreign tax credits on your  federal  income tax return.  Shareholders  in these circumstances  should talk with their  personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of Foreign Debt  Investments and Hedging on  Distributions.  Most foreign exchange gains  realized on the sale of debt  securities are treated as ordinary income by a Fund.  Similarly,  foreign  exchange  losses realized on the sale of debt  securities  generally are treated as ordinary  losses.  These gains,  when distributed,  are taxable to you as ordinary  income,  and any losses reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease a Fund's ordinary income  distributions  to you, and may cause some or all of a Fund's previously  distributed  income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax  basis of your  shares in a Fund.  Any  return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC Securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs").
When  investing  in PFIC  securities,  a Fund  intends to  mark-to-market  these securities  and  recognize  any  gains  at  the  end of its  fiscal  and  excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses)  are  treated as  ordinary  income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends when  distributed to you by the
Fund.

Information  on the Amount and Tax  Character of  Distributions.  Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid,  and will  advise you of their tax status for federal income tax purposes  shortly after the close of each calendar  year. If you have not  owned  your  Fund  shares  for a full  year,  the  Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income that may not be equal to the actual amount of each type of income  earned during the period of your  investment in the Fund.  Distributions declared  in  December  but paid in  January  are  taxable  to you as if paid in
December.

Election to be Taxed as a Regulated  Investment  Company.  Each Fund  intends to elect,  and to qualify,  to be treated as a regulated  investment  company under
Subchapter M of the Code. As a regulated  investment  company,  a Fund generally will pay no federal  income tax on the income and gains it  distributes  to you.
The  Board  reserves  the right not to elect or  maintain  regulated  investment company  status for a Fund if the Board  determines  this course of action to be beneficial to shareholders.  In that case, the Fund would be subject to federal, and  possibly  state,  corporate  taxes on its  taxable  income and  gains,  and distributions  to you would be taxed as  dividend  income  to the  extent of the
Fund's earnings and profits.

Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the Code requires a Fund to  distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;

o    98% of its capital  gain net income  earned  during the twelve month period ending October 31; and

o    100% of any  undistributed  amounts of these  categories  of income or gain from the prior year.

Each Fund intends to declare and pay these  distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

Redemption of Shares

Redemptions.  Redemptions,  including redemptions in-kind, and exchanges of Fund shares are taxable  transactions  for federal and state income tax purposes.  If you redeem your Fund shares,  or exchange  them for shares of a different  Fund, the  Internal  Revenue  Service  requires you to report any gain or loss on your redemption or exchange.  If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or  short-term, generally depending on how long you have owned your shares.

Redemptions  at a Loss within Six Months of Purchase.  Any loss  incurred on the redemption  or  exchange  of shares  held for six months or less is treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales.  All or a portion of any loss that you realize on the  redemption of your Fund shares is  disallowed  to the extent that you buy other  shares in the
Fund (through  reinvestment of dividends or otherwise)  within 30 days before or after your share  redemption.  Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S.  Government  Securities.  The  income  earned on  certain  U.S.  government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from  interest  earned on these  securities,  subject  in some  states to minimum  investment or reporting  requirements  that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., GNMA or Fannie Mae securities),  generally  does not qualify for tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual  shareholders,  it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for taxation at long-term capital gain rates.
This reduced rate of taxation  generally is available  for  dividends  paid by a
Fund out of income earned on its investment in:

o    domestic corporations, and

o    qualified foreign corporations, including:

     -    corporations incorporated in a possession of the U.S.,

     -    corporations  eligible  for income tax treaty  benefits  with the U.S.
          under treaties  determined by the Treasury Department to be qualified,
          and

     -    corporations whose stock is traded on a domestic securities exchange.

Dividends from corporations exempt from tax, dividends from PFICs, and dividends paid from  interest  earned by the Fund on debt  securities  generally  will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain  holding period  requirements  to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal  year,  a Fund will  designate  the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced  rates.  If 95% or more of a Fund's income is from  qualified
sources,   it  will  be  allowed  to  designate  100%  of  its  ordinary  income distributions as qualified  dividend income.  This designation rule may have the effect of converting small amounts of ordinary income or net short-term  capital gains,  that  otherwise  would be taxable as  ordinary  income,  into  qualified dividend income eligible for taxation at reduced rates.

Dividends-Received Deduction for Corporations. For corporate shareholders, it is anticipated  that a portion of the dividends  paid by certain Funds will qualify
for  the   dividends-received   deduction,   provided   certain  holding  period
requirements  are met. You may be allowed to deduct these  qualified  dividends, thereby  reducing  the tax that you would  otherwise  be  required  to pay.  The dividends-received  deduction  is  available  only  with  respect  to  dividends designated  by a Fund as qualifying  for this  treatment.  Qualifying  dividends generally  are limited to  dividends  of domestic  corporations.  All  dividends
(including the deducted portion) are included in your calculation of alternative minimum taxable income.

Investment in Complex  Securities.  A Fund may invest in complex securities that could require it to adjust the amount,  timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount,  timing and/or tax character of income  distributed  to you. For example:

Derivatives.  If a Fund is  permitted  to invest in  certain  options,  futures, forwards or foreign currency  contracts,  it could be required to mark-to-market these  contracts and realize any unrealized  gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the  contracts  generally  would be treated as 60%  long-term  and 40%
short-term  gains or  losses,  but gains or losses on certain  foreign  currency contracts would be treated as ordinary income or losses.  In determining its net
income  for  excise  tax   purposes,   the  Fund  also  would  be   required  to
mark-to-market  these contracts  annually as of October 31 (for capital gain net income)  and  December  31 (for  taxable  ordinary  income),  and to realize and distribute any resulting income and gains.

Constructive Sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the  "constructive  sale" of an  "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax Straddles.  A Fund's investment in options,  futures,  forwards,  or foreign currency  contracts  (or  in  substantially  similar  or  related  property)  in connection with certain hedging  transactions  could cause it to hold offsetting positions  in  securities.  If a Fund's  risk of loss with  respect to  specific securities  in its  portfolio is  substantially  diminished  by the fact that it holds  other  securities,  the Fund could be deemed to have  entered  into a tax
"straddle"  or to hold a  "successor  position"  that  would  require  any  loss realized by it to be deferred for tax purposes.

Securities  Purchased at  Discount.  A Fund may invest in  securities  issued or purchased at a discount,  such as zero coupon, step-up or payment-in-kind bonds, that could require it to accrue and  distribute  income not yet received.  If it invests in these  securities,  the Fund could be required to sell  securities in its  portfolio  that it  otherwise  might  have  continued  to hold in  order to generate sufficient cash to make these distributions.

Short Sales and  Securities  Lending  Transactions.  A Fund's entry into a short sale  transaction  or an  option  or  other  contract  could be  treated  as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Non-U.S. Shareholders.  Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United States imposes a flat 30%  withholding  tax (or lower treaty rate) on
U.S.  source  dividends.  Capital gain  dividends  paid by a Fund from long-term capital gains are generally exempt from withholding.  The American Jobs Creation
Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S.  shareholder.  Thus, capital gain dividends paid by a Fund from either  long-term or  short-term  capital  gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S.
withholding  tax unless the gain is effectively  connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United  States  for a period or periods  aggregating  183 days or more during the taxable year.

Similarly,  interest-related  dividends paid by a Fund from  qualified  interest income are not subject to U.S.  withholding  tax.  "Qualified  interest  income"
includes,  in  general,  (1) bank  deposit  interest,  (2)  short-term  original discount and (3) interest (including  original issue discount,  market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation  issued by a corporation  or partnership in which the
Fund  is a  10-percent  shareholder  or is  contingent  interest,  and  (4)  any interest-related dividend from another registered investment company.

The  exemption  from  withholding  for  short-term  capital gain  dividends  and interest-related  dividends  paid by a Fund is effective for dividends paid with respect to taxable  years of the Fund  beginning  after  December  31,  2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also  provides a partial  exemption  from
U.S estate tax for stock in a Fund held by the estate of a nonresident decedent.
The amount  treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter  immediately  preceding the decedent's  death that are debt obligations,  deposits,  or other property that would generally be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S.  Shareholders both to avoid  U.S.  back up  withholding  imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the  shareholder's  country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish  that you are not a U.S.  person,  to claim that you are the  beneficial  owner of the income and, if  applicable,  to claim a reduced  rate of, or  exemption  from,  withholding  as a resident  of a country  with which the United  States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period  beginning  on the date  signed and ending on the last day of the third succeeding  calendar year unless an earlier  change of  circumstances  makes the information on the form incorrect.

You should consult your tax advisor about the federal,  state,  local or foreign tax consequences of an investment in a Fund.

CALCULATION OF PERFORMANCE DATA

From time to time, performance  information,  such as yield or total return, may be quoted in  advertisements  or in  communications  to present  or  prospective shareholders.  Performance  quotations represent the Funds' past performance and should not be considered as representative of future results.  The current yield will be calculated by dividing the net investment income earned per share by the
Fund during the period stated in the  advertisement  (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the  maximum  net  asset  value  per  share on the last  day of the  period  and annualizing  the result on a  semi-annual  compounded  basis.  The Funds'  total return may be  calculated  on an  annualized  and  aggregate  basis for  various periods  (which  periods will be stated in the  advertisement).  Average  annual return reflects the average percentage change per year in value of an investment in the Fund.  Aggregate total return reflects the total  percentage  change over the stated period.

To help  investors  better  evaluate how an  investment  in a Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications.

The  principal  value of an  investment  in a Fund  will  fluctuate,  so that an investor's shares, when redeemed,  may be worth more or less than their original cost.  Any fees charged by banks or other  institutional  investors  directly to their customer  accounts in connection with investments in shares of a Fund will not be included in the Fund's calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Because the Funds are new,  financial  statements  are not yet available for the
Funds.

                                                                      APPENDIX A

                             CORPORATE DEBT RATINGS

Moody's Investors Service, Inc. describes  classifications of corporate bonds as follows:

Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high  quality by all  standards.
Together with the Aaa group,  they  comprise  what are  generally  known as high grade.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable  investment  attributes and are to be considered as upper medium-grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly  protected nor poorly  secured).  Interest  payments and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  which are rated Ba are judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B.  Bonds  that are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

CAA.  Bonds  that are  rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  that are rated C are the  lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

Note:  Moody's  also  supplies  numerical  indicators  1,  2,  and  3 to  rating categories.  The  modifier 1 indicates  the security is in the higher end of its rating category;  the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes  classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely  strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality  debt  obligations.  Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although they are  somewhat  more  susceptible  to the  adverse  effects  of  changes  in circumstances and economic conditions.

BBB.  Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal  and  interest.  Whereas they  normally  exhibit  adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB.  Debt  rated BB has less  near-term  vulnerability  to  default  than  other speculative  grade  debt.  However,  it faces  major  ongoing  uncertainties  or exposure to adverse business,  financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater  vulnerability  to default but  presently  has the capacity to meet interest payments and principal  repayments.  Adverse business, financial or economic  conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable  vulnerability to default, and is dependent upon  favorable  business,  financial and economic  conditions to meet timely payments of interest and repayment of principal.  In the event of adverse business,  financial  or  economic  conditions,  it is not  likely  to have  the capacity to pay interest or repay principal.

CC. The rating CC is typically  applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

D. Debt rated D is in  default,  or is  expected  to default  upon  maturity  or payment date.

CI. The rating CI is  reserved  for income  bonds on which no  interest is being paid.

Plus  (+) or  minus  (-):  The  ratings  from AA to CCC may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

                                                                      APPENDIX B

                              PROXY VOTING POLICIES

Below are the proxy voting  policies (or  summaries  thereof) of the Advisor and the subadvisors:

                Enhanced Investment Technologies, LLC ("INTECH")

                             Proxy Voting Procedures
                                    June 2003

The following represents the procedures for INTECH with respect to the voting of proxies on behalf of all clients,  excluding mutual funds advised by INTECH, for which INTECH has  responsibility  for voting  proxies and the keeping of records relating to proxy voting.

General  Policy.  INTECH takes seriously its  responsibilities  in the voting of proxies  for those  clients  who have  delegated  the voting  responsibility  to
INTECH.  However,  in INTECH's  investment  process,  buy and sell decisions are determined  solely by a mathematical  formula that selects optimal  holdings and weightings without any consideration of the fundamentals of individual companies or  other  company-specific  factors.  As  such,  extensive  corporate  research analysis  is  not  performed.  Accordingly,  INTECH  has  engaged  Institutional
Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance with its PVS recommendations  (the "ISS  Recommendations").Concurrent with the adoption of these procedures, INTECH will no longer accept direction in the voting of proxies for which it has voting  responsibility from any person or organization  other  than  the ISS  Recommendations.  INTECH  will  only  accept direction from a client to vote proxies for the client's account pursuant to the
ISS Recommendations.

Delegation  of Proxy Voting  Administration.  INTECH has engaged the services of the Investment  Accounting  Operations  Group of Janus Capital  Management,  LLC
("Janus") to provide the administration for its proxy voting.

Janus Investment  Accounting  Operations Group. The Janus Investment  Accounting
Operations  Group  works with the proxy  voting  service and is  responsible  to
INTECH  for  ensuring  that  all  proxies  are  voted  consistent  with  the ISS
Recommendations.

Voting and Use of Proxy Voting  Service.  INTECH has engaged ISS, an independent
Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating  with the clients'  custodians  to ensure that all proxy  materials received by the  custodians  relating to the clients'  portfolio  securities are processed in a timely  fashion.  ISS is  responsible  for working with the Janus
Investment  Operations  Group to coordinate  the actual votes cast. In addition,
ISS is responsible for maintaining  copies of all proxy  statements  received by issuers and to promptly  provide such materials to INTECH or Janus upon request.
ISS will process all proxy votes in accordance with the ISS Recommendations.

Conflicts of Interest.  INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

o    ISS shall vote all proxies on INTECH's  behalf in  accordance  with the ISS
     Recommendations.  In its  capacity as  administrator,  Janus shall  conduct periodic  reviews of proxy voting  records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

o    The Janus Investment Accounting Group is not authorized to override any ISS
     Recommendation  except  upon the receipt of express  written  authorization from  the  client  directing  INTECH  to vote in a  specified  manner.  All overrides,  other than  client  overrides,  shall be approved by the INTECH
     Chief  Operating  Office.  The  Janus  Investment  Accounting  Group  shall maintain a record of any overrides, including all required authorizations.

o    Without limiting the foregoing, the Janus Investment Accounting Group shall not give any  consideration  to the manner in which votes are being cast on behalf of Janus or its affiliates with respect to a particular matter.

o    Any  attempts  to  influence  the proxy  voting  process  shall be reported immediately to the INTECH Chief Operating Officer.

o    All client accounts are prohibited from investing in securities of Janus or securities of its publicly-traded affiliates. INTECH maintains a Restricted
     List of  securities  that may not be  purchased  on  behalf  of  individual accounts which includes,  among other things,  affiliates of such accounts.
     The trading system is designed to prohibit  transactions  in all securities on the Restricted List.

In light of the foregoing  policies,  it is not expected that any conflicts will arise in the proxy voting process.  In the unusual  circumstance  that ISS seeks direction  on any matter or INTECH is  otherwise  in a position of  evaluating a proposal on a  case-by-case  basis,  the matter  shall be referred to the INTECH
Chief Operating  Officer to determine whether a material conflict exists. To the extent that a conflict of interest is identified, the client or clients affected by the conflict  will be notified of such conflict of interest and will be asked to instruct INTECH as to how to vote the proxy in question.

Reporting and Record Retention.  Upon request,  on an annual basis,  INTECH will provide its clients  with the proxy  voting  record for that  client's  account.
Janus, on INTECH's behalf,  retains proxy statements  received  regarding client securities,  records of votes cast on behalf of  clients  and  records of client requests for proxy voting information. In addition, INTECH will retain copies of its  Proxy  Voting  Procedures  and the  ISS-PVS  Guidelines.  Proxy  statements received  from issuers are either  available on the SEC's EDGAR  database or are kept by a third party voting  service and are  available  on request.  All proxy voting  materials and supporting  documentation  are retained for a minimum of 6 years.

Review of Policy.  INTECH shall periodically review this policy and the services provided  by ISS to  determine  whether  the  continued  use of ISS  and the ISS
Recommendations is in the best interest of clients.

                            SANDS CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES
                          (As Amended on May 24, 2004)

     Sands Capital  Management  (the  "Adviser")  has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of
1940 (the "Advisers Act").  These policies and procedures are designed to ensure that the Adviser is  administering  proxy voting matters in a manner  consistent with the best  interests  of its clients and in  accordance  with its  fiduciary duties under the Advisers Act, the Employee  Retirement  Income  Security Act of
1974 ("ERISA"), and other applicable laws and regulations.

     1.   GENERAL STATEMENT OF POLICY

     The Adviser considers the proxy vote to be an asset of the client portfolio holding the  security  to which the proxy  relates and for which the Adviser has voting authority.  The Adviser's authority to vote proxies is established by the investment management agreement with the client.

     The Adviser seeks to discharge  its  fiduciary  duty to clients for whom it has proxy voting  authority by monitoring  corporate  events and voting  proxies solely in the best  interests of its clients.  The Adviser  evaluates  all proxy proposals on an individual basis. Subject to its contractual obligations,  there may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser  determines  that the cost of voting the proxy  exceeds the expected benefit to the client.

     The Adviser typically is neither an activist in corporate governance nor an automatic supporter of management on all proxy proposals.

     2.   PROXY COMMITTEE; PROXY VOTING GUIDELINES

     The Adviser has  established  a Proxy  Committee.  The members of the Proxy
Committee  are  appointed  by the Board of Directors of the Adviser from time to time and are listed on Schedule A. The Proxy  Committee  meets at least annually and as necessary to fulfill its  responsibilities.  A majority of the members of the Proxy Committee  constitutes a quorum for the  transaction of business.  The
Director  of  Client  Services  acts as  secretary  of the Proxy  Committee  and maintains a record of Proxy Committee meetings and actions.

     The Proxy Committee is responsible for (i) the oversight and administration of proxy  voting on  behalf  of the  Adviser's  clients,  including  developing, authorizing,  implementing  and updating the Adviser's proxy voting policies and procedures;  (ii)  overseeing the proxy voting  process;  and (iii) engaging and overseeing  any third party  service  provider as voting agent to receive  proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting  decisions made by the Adviser.  The Proxy Committee typically  reviews  reports on the  Adviser's  proxy  voting  activity  at least annually and as necessary to fulfill its  responsibilities.  The Proxy Committee reports to the  Adviser's  Board of Directors at least  annually  regarding  the
administration   of  these  policies  and  procedures  and  any  changes  deemed appropriate.

     The Proxy  Committee has developed a set of criteria for  evaluating  proxy issues.  These  criteria  and  general  voting  guidelines  are set forth in the
Adviser's  Proxy  Voting  Guidelines  (the  "Guidelines"),  a copy of  which  is attached  hereto as Exhibit 1. The Proxy  Committee may amend or supplement  the
Guidelines from time to time. All Guidelines are to be applied generally and not absolutely,  such  that  the  Adviser's  evaluation  of  each  proposal  will be performed in the context of the Guidelines giving  appropriate  consideration to the circumstances of the company whose proxy is being voted.

     3.   PROXY VOTING PROCEDURE

     The Adviser  establishes  with respect to each client  account  whether the client retains the power to vote proxies or has delegated the responsibility for proxy  voting  to the  Adviser.  In  every  case  where a client  has  delegated responsibility  for  voting  proxies  to the  Adviser,  the  Adviser  tracks the occurrence  of  shareholder  meetings,  and  obtains  and  evaluates  the  proxy information provided by the companies whose shares are being voted.

     Prior to a proxy voting  deadline,  the appropriate  analyst of the Adviser will make a determination  as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider  information from many sources,  including management of the company,  shareholder  groups and independent  proxy research  services.  An analyst  may  determine  that the cost of voting a proxy  exceeds  the  expected benefit to the client.  For  example,  calling  back  securities  that have been loaned in order to exercise  voting rights could cause a client to forego income that  otherwise  would have been  earned had the  Adviser not sought to exercise voting rights with respect to those securities.

     The Adviser is responsible for submitting,  or arranging the submission of, the proxy votes to the shareholders meetings in a timely manner.

     4.   CONFLICTS OF INTEREST

     The Adviser may have a conflict of interest in voting a particular proxy. A conflict  of  interest  could  arise,  for  example,  as a result of a  business relationship  with a company,  or a direct or indirect  business interest in the matter  being  voted  upon,  or as a  result  of a  personal  relationship  with corporate  directors or candidates  for  directorships.  Whether a  relationship creates  a  material  conflict  of  interest  will  depend  upon the  facts  and circumstances.

     Whenever an analyst  determines  that it is in a client's  best interest to vote on a  particular  proposal in a manner  other than in  accordance  with the
Guidelines (or the  Guidelines do not address how to vote on the proposal),  the analyst  shall  present  the  matter  to the  Proxy  Committee,  which  shall be responsible  for  evaluating  information  relating to  conflicts of interest in connection with voting the client proxy.

          A.   Identifying Conflicts of Interest

     For purposes of identifying  conflicts  under these  procedures,  the Proxy
Committee will rely on publicly  available  information  about a company and its affiliates,  information  about the company and its affiliates that is generally known by the Adviser's  employees,  and other  information  actually  known by a member of the Proxy Committee.

     The Proxy Voting Committee may determine that the Adviser has a conflict of interest as a result of the following:

          1.  Significant  Business  Relationships  - The Proxy  Committee  will consider  whether the matter involves an issuer or proponent with which the
     Adviser  has  a  significant   business   relationship.   The  Adviser  has
     significant  business  relationships  with certain entities,  such as other investment advisory firms,  vendors,  clients and broker-dealers.  For this purpose, a "significant business  relationship" is one that might create an incentive for the Adviser to vote in favor of management.

          2. Significant  Personal or Family Relationships - The Proxy Committee
     will  consider  whether  the  matter  involves  an  issuer,   proponent  or
     individual  with which an  employee  of the  Adviser who is involved in the
     proxy   voting   process  may  have  a   significant   personal  or  family
     relationship.   For  this  purpose,  a  "significant   personal  or  family
     relationship"  is one that would be reasonably  likely to influence how the
     Adviser  votes the proxy.  Employees of the Adviser who are involved in the proxy voting process (e.g., analysts,  portfolio managers,  Proxy Committee members, senior management,  as applicable) are required to disclose to the
     Proxy Committee any significant  personal or family  relationship  they may have with the issuer, proponent or individual involved in the matter.

          3.  Contact  with  Proxy  Committee  Members - If an  employee  of the
     Adviser  not  involved  in the  proxy  voting  process  contacts  any Proxy
     Committee member for the purpose of influencing how a proxy is to be voted, the member will immediately contact the Adviser's  [Compliance Officer] who will determine: (i) whether to treat the proxy in question as one involving a material conflict of interest;  and (ii) if so, whether the member of the
     Proxy Committee who was contacted should recuse himself or herself from all further matters regarding the proxy.

          B.   Determining Whether a Conflict is Material

     In the event that the Proxy  Committee  determines  that the  Adviser has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine  whether the conflict is "material" to that  proposal.  The Proxy
Committee may determine on a case-by-case basis that a particular  proposal does not involve a material  conflict of interest.  To make this  determination,  the
Proxy  Committee must conclude that the proposal is not directly  related to the
Adviser's  conflict with the issuer.  If the Proxy  Committee  determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

          C.   Voting Proxies Involving a Material Conflict

     In the event that the Proxy  Committee  determines  that the  Adviser has a material conflict of interest with respect to a proxy proposal, the Adviser will vote  on the  proposal  in  accordance  with  the  determination  of  the  Proxy
Committee.  Alternatively,  prior to voting on the proposal, the Adviser may (i)
contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance  with the  recommendation  of such third party (or have the third party vote such proxy); or (ii) with respect to client  accounts that are not subject to ERISA,  fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain  instructions  from the client as to how the proxy should be voted).

     The Adviser may not address a material  conflict of interest by  abstaining from voting,  unless the Proxy  Committee has determined  that  abstaining  from voting on the proposal is in the best interests of clients.*

     The Proxy Committee shall document the manner in which proxies  involving a material  conflict  of  interest  have  been  voted as well as the basis for any determination  that the Adviser does not have a material conflict of interest in respect of a particular matter.  Such documentation shall be maintained with the records of the Proxy Committee.

     5.   DISCLOSURE

     In accordance  with the Advisers Act and ERISA,  the Adviser reports to its clients  regarding  the  manner  in which  their  proxies  are voted . It is the
Adviser's general policy not to disclose to any issuer or third party how it has voted client proxies, except as otherwise required by law.

     6.   RECORD RETENTION

     The Adviser  maintains the books and records  required by Rule  204-2(c)(2)
under the  Advisers Act in the manner and for the periods  required.  For client portfolios  subject  to ERISA,  the  Adviser  maintains  the  books and  records required by the Department of Labor.

Attachments

          Schedule A    -  Members of the Proxy Committee

          Exhibit 1     -  Sands Capital Management Proxy Voting Guidelines

* The existence of a material  conflict of interest will not affect an analyst's determination that it is in the best interests of clients not to vote a proxy.

                                   SCHEDULE A

                         Members of the Proxy Committee

              Robert C. Hancock, Chief Compliance Officer - Member
         David E. Levanson, Research Analyst, Portfolio Manager - Member
           Sharon Kedar, Research Analyst, Portfolio Manager - Member
 Dana M. McNamara, Director of Client Services - Committee Chairperson and Secretary

                                    EXHIBIT 1

                            SANDS CAPITAL MANAGEMENT

                             PROXY VOTING GUIDELINES

     One of the primary factors SCM considers when  determining the desirability of investing in a particular company is the quality and depth of its management.
Accordingly,  SCM believes  that the  recommendation  of management on any issue should be given substantial weight in determining how proxy issues are resolved.
As a matter of practice,  SCM will vote on most issues  presented in a portfolio company  proxy  statement  in  accordance  with the  position  of the  company's management,  unless SCM determines that voting in accordance  with  management's recommendation would adversely affect the investment merits of owning the stock.
However,  SCM will consider  each issue on its own merits,  and will not support the  position of the  company's  management  in any  situation  where,  in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. The Board of Directors

A.   Voting on Director Nominees in Uncontested Elections

Votes on director  nominees are made on a case-by-case  basis,  and may consider the following factors:

o    Long-term corporate performance record relative to a market index;

o    Composition of board and key board committees;

o    Corporate governance provisions and takeover activity;

o    Board decisions regarding executive pay;

o    Director compensation;

B.   Director and Officer Indemnification and Liability Protection

Proposals   concerning  director  and  officer   indemnification  and  liability
protection are evaluated on a case-by-case basis.

C.   Voting for Director Nominees in Contest Elections

Votes in a contested  election of  directors  are  evaluated  on a  case-by-case basis, and may consider the following factors:

o    long-term  financial  performance  of the target  company  relative  to its industry;

o    management's track record;

o    background to the proxy contest;

o    qualifications of director nominees (both slates);

o    evaluation  of what  each  side  is  offering  shareholders  as well as the likelihood that the proposed objectives and goals can be met; and

o    stock ownership positions.

D.   Size of the Board

     Proposals  to  limit  the  size  of the  Board  should  be  evaluated  on a case-by-case basis.

                                  II. Auditors

Ratifying Auditors

We generally  vote for proposals to ratify  auditors,  unless:  an auditor has a financial  interest in or  association  with the company,  and is therefore  not independent;  or there is reason to believe  that the  independent  auditor  has rendered an opinion  which is neither  accurate nor  indicative of the company's financial position.

                           III. Proxy Contest Defenses
Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

                            IV. Anti-Takeover Issues

We generally  oppose  anti-takeover  measures  because  they reduce  shareholder rights.  However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

     A.   Poison Pills

          The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover  prohibitively  expensive to the acquirer.

         We review on a case-by-case basis management proposals to ratify a poison pill.

     B.   Fair Price Provisions

          Fair price provisions attempt to ensure  approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision  requires  would-be  acquirers that have  established threshold  positions in target  companies at given per-share prices to pay at least as much if they opt for complete control,  unless certain conditions are met.

          We vote for fair  price  proposals,  as long as the  shareholder  vote requirement  embedded in the  provision  is no more than a majority of disinterested shares.

          We vote for  shareholder  proposals  to  lower  the  shareholder  vote requirement in existing fair price provisions.

     C.   Greenmail

          Proposals  relating to the  prohibition of "greenmail" are designed to disallow the  repurchase  of stock from a person or group owning 5% or
          more  of  the  company's   common  stock,   unless   approved  by  the
          disinterested  holders of two-thirds or more of the outstanding stock.
          They could also  prevent the company  from  repurchasing  any class of stock at a price more than 5% above the  current  fair  market  price, unless an offer is made to all shareholders.

          We vote  for  proposals  to  adopt  anti-greenmail  charter  or  bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

          We review on a case-by-case basis  anti-greenmail  proposals when they are bundled with other charter or bylaw amendments.

     D.   Superstock

          Another  takeover  defense is  superstock,  i.e.,  shares  that give f holders  disproportionate  voting  rights.  For  example,  one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more  institutional  investors" and
          "could be  designated  as having  voting  rights which might dilute or limit the present  voting  rights of the holders of common  stock...."
          The  purpose  of this  additional  class  of  stock  would  be to give insiders an edge in fending  off an  unsolicited  or hostile  takeover attempt.

          We will review on a case-by-case  basis proposals that would authorize the creation of new classes of "superstock".

     E.   Supermajority Rules

          Supermajority  provisions  require  approval  by  holders  of  minimum amounts of the  common  shares  (usually  75% to 80%).  While  applied mainly to merger  bids,  supermajority  rules also may be  extended to cover substantive transfers of corporate assets, liquidations, reverse splits and  removal of  directors  for  reasons  other than  cause.  A supermajority  provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

     1.   Supermajority Shareholder Vote Requirement to Approve Mergers

          We vote  against  management  proposals  to  require  a  supermajority shareholder  vote to approve  mergers and other  significant  business combinations.

          We vote for shareholder  proposals to lower supermajority  shareholder
          vote   requirements  for  mergers  and  other   significant   business
          combinations.

     2.   Supermajority  Shareholder  Vote  Requirement  to Amend the Charter or
          Bylaws

          We vote  against  management  proposals  to  require  a  supermajority shareholder vote to approve charter and bylaw amendments.

          We vote for shareholder  proposals to lower supermajority  shareholder vote requirements for charter and bylaw amendments.

     F.   Board Classification

          High  on  the  agenda  of  defense-minded   corporate  executives  are
          staggered terms for directors, whereby only some (typically one-third)
          of the directors are elected each year. The "staggered  board" acts as a bar to unwelcome  takeover  bids. An aggressive,  affluent  acquirer would  need two years to gain a working  majority  of  directors  at a company whose board members are elected to staggered  three-year terms of office.

          We vote against proposals to classify the board.

          We vote for  proposals  to  repeal  classified  boards  and  elect all directors annually.

                     IV. Miscellaneous Governance Provision

                                Bundled Proposals

We review on a case-by-case basis bundled or "conditioned"  proxy proposals.  In he case of items that are  conditioned  upon each other, we examine the benefits and costs of the  packages  items.  In  instances  when the joint  effect of the conditioned  items is not in shareholder's  best interests,  we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. Capital Structure

A.   Common Stock Authorization

We review on a case-by-case  basis proposals to increase the number of shares of common stock authorized for issue.

B.   Debt Restructuring

We review on a case-by-case  basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. Executive and Director Compensation

In  general,  we  vote  on  a  case-by-case  basis  on  executive  and  director compensation  plans,  including  stock option  plans,  with the view that viable compensation programs reward the creation of stockholder wealth.

                          VII. State of Incorporation

A.   Voting on State Takeover Statutes

We review on a case-by-case  basis  proposals to opt in or out of state takeover statutes (including control share acquisition  statutes,  control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements,  severance pay and labor contract provisions,  anti-greenmail provisions and disgorgement provisions).

B.   Voting on Reincorporation Proposals

Proposals  to  change a  company's  state of  incorporation  are  examined  on a case-by-case basis.

                   VIII. Mergers and Corporate Restructurings

A.   Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.   Corporate Restructuring

Votes on corporate  restructuring  proposals,  including  minority  squeezeouts, leveraged  buyout,  spin-offs,  liquidations and asset sales are considered on a case-by-case basis.

C.   Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.   Changing Corporate Name

We generally vote for changing the corporate name.

                       IX. Social and Environmental Issues

Consistent  with its fiduciary  duty to clients,  SCM will vote on social issues with a view toward promoting good corporate  citizenship.  However, SCM realizes that it cannot  require  a  portfolio  company  to go  beyond  applicable  legal requirements or put itself in a non-competitive  position. Social responsibility issues may include proposals regarding the following:

     o    Ecological  issues,  including  toxic hazards and pollution of the air and water;

     o    Employment practices, such as the hiring of women and minority groups;

     o    Product quality and safety;

     o    Advertising practices;

     o    Animal rights, including testing, experimentation and factory farming;

     o    Military and nuclear issues; and

     o    International  politics  and  operations,  including  the  world  debt crisis,  infant formula,  U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case  basis proposals  regarding  social or environmental issues.

                            LORD, ABBETT & CO LLC
                       SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett has a Proxy Committee  responsible for establishing  voting policies and for the oversight of its proxy voting  process.  Once policy is established, it is the  responsibility  of each  investment  team  leader to assure that each proxy for that team's  portfolio is voted in a timely manner in accordance  with those  policies.  Lord Abbett has retained  Institutional  Shareholder  Services
("ISS") to analyze  proxy issues and recommend  voting on those  issues,  and to provide  assistance  in the  administration  of  the  proxy  process,  including maintaining complete proxy voting records. There have unfortunately been far too many  examples  of  corporate  governance  failures  during  the last two years, including  the failure to deal fairly in conflict of interest  situations.  Lord
Abbett is a privately held firm, and we conduct only one business: we manage the investment  portfolios  of our  clients.  We are not part of a  larger  group of companies  conducting diverse financial  operations.  We would therefore expect, based on our past  experience,  that the  incidence  of a potential  conflict of interest  involving  Lord  Abbett's  proxy voting  process  would be quite rare.
Nevertheless,  if such a potential  conflict of interest  were to arise with any institutional  client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies,  we would follow the recommendation of ISS.

Lord Abbett generally votes in accordance with management's  recommendations  on the election of directors,  appointment of independent auditors,  changes to the authorized  capitalization  (barring excessive increases),  and most shareholder proposals.  This policy is based on the premise that a broad vote of  confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management's  recommendations on the election of directors.  However, votes on director nominees are made on a case-by-case  basis.
Lord Abbett will generally  approve proposals to elect directors  annually.  The ability to elect  directors is the single most important use of the  shareholder franchise, and all directors should be accountable on an annual basis.

Incentive Compensation Plans

Lord Abbett usually votes with management regarding employee incentive plans and changes  in such  plans,  but  these  issues  are  looked at very  closely  on a case-by-case basis.

Lord Abbett uses ISS for guidance on appropriate compensation ranges for various industries and company sizes.

In large-cap  companies,  Lord Abbett would  generally  vote against  plans that promoted  short-term  performance  at the  expense  of  longer-term  objectives.
Dilution,  either actual or potential,  is, of course, a major  consideration in reviewing  all  incentive  plans.  Team leaders in small- and mid-cap  companies often  view  option  plans  and other  employee  incentive  plans as a  critical component of such  companies'  compensation  structure,  and have  discretion to approve such plans, notwithstanding dilution concerns.

Lord Abbett generally  opposes  cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Shareholder Rights

Cumulative Voting
We generally oppose  cumulative  voting proposals on the basis that a shareowner or special group electing a director by cumulative  voting may seek to have that director  represent a narrow special  interest  rather than the interests of the shareholders as a whole.

Confidential Voting
On balance,  Lord Abbett believes shareholder  proposals regarding  confidential
balloting   should   generally   be  approved,   unless  in  a  specific   case,
countervailing arguments appear compelling.

Supermajority Voting
Supermajority  provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change  regarding a company and its corporate governance provisions.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis. It is Lord  Abbett's  policy  to  vote  against  management  proposals  to  require supermajority shareholder vote to approve mergers and other significant business combinations,  and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  Restructuring proposals will also be evaluated on a case-by-case  basis  following the same  guidelines as those used for mergers.
Among the more important issues that Lord Abbett  supports,  as long as they are not  tied  in  with  other  measures  that  clearly  entrench  management,  are:
Anti-greenmail provisions,  Fair Price Amendments,  Shareholder Rights Plans and
"Chewable Pill" provisions.

Social Issues

It is Lord Abbett's  general  policy to vote as management  recommends on social issues,  unless we feel that  voting  otherwise  will  enhance  the value of our holdings.

Client Voting Instructions

A client may instruct Lord Abbett how to vote a particular  proxy or how to vote all proxies for  securities  held in its Lord Abbett  account.  Lord Abbett will accept such voting instructions from a client.

Obtaining Further Information

If a Lord  Abbett  institutional  client  would  like a copy  of  Lord  Abbett's complete  proxy voting  policies and  procedures or  information  as to how Lord
Abbett voted the  securities  in the client's  account,  the client  should call
(201) 395-2467 and request such policies and procedures and/or such proxy voting information.

If a client of Lord Abbett's Separately Managed Accounts would like the complete policies and procedures or voting information,  that client should contact their
Program  Sponsor  and  request  their  Program  Sponsor  to call  Lord  Abbett's
Portfolio Specialist Group at (866) 772-3375 and request that information.

                        Pzena Investment Management, LLC

                              Amended and Restated
                      Proxy Voting Policies and Procedures
                             Effective July 1, 2003
                                       and
                Further amended March 15, 2004 and August 1, 2004

I. Requirements Described.

     A. Investment  Advisers Act Requirements.  Although the Investment Advisers
Act of 1940, as amended (the "Advisers Act"), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser's fiduciary duty extends to voting (as well as trading) and requires  that,  if the adviser has the  obligation  to vote shares beneficially  owned by its  clients,  the adviser  vote in the best  interest of clients.  In addition,  Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures  reasonably  designed to ensure that the adviser votes proxies in the best  interest  of  clients,  to  disclose  to clients  information  about those policies and procedures,  to disclose to clients how they may obtain information on how the adviser  has voted their  proxies,  and to maintain  certain  records relating to proxy voting.

     B. United Kingdom Code of Conduct Considerations.  Certain offshore clients have  contractually  obligated  PIM to vote  proxies  and take  other  corporate actions consistent with the UK Combined Code of Practice.  This Combined Code is
the UK  equivalent of to the  Sarbanes-Oxley  Act. The Combined Code is mostly a prudential  guide  setting out the kinds of things  investment  firms  should be watching out for in their  portfolio  companies in order to ensure  shareholders derive value from their investments.  With respect to proxy voting, the Combined
Code  emphasizes  that  investment   advisers  have  a  responsibility  to  make
considered use of their votes. Best practice  recommendations under the Combined
Code for fulfilling this duty include  meetings  between the investment  adviser and senior  management  of  portfolio  companies,  and  monitoring  of portfolio companies' (1)  governance  arrangements  (particularly  those relating to board
composition,   structure,   accountability  and  independence),  (2)  management
compensation  arrangements,  (3) financial reporting; (4) internal controls, and
(5) approach to corporate social responsibility.

     C. ERISA  Considerations.  The  Department  of Labor has taken the position that an  investment  adviser  managing  pension  plan assets  generally  has the responsibility  to vote shares  held by the plan and  subject to the  investment adviser's  management,  unless this responsibility is specifically  allocated to some other  person  pursuant to the  governing  plan  documents.  The  following principles  apply to  voting  responsibilities  of an  investment  adviser  with respect to shares held on behalf of an ERISA pension plan:

     1.   Responsibility  for voting  should be clearly  delineated  between the adviser and the trustee or other plan  fiduciary  that  appointed  the adviser.

     2.   An adviser with voting  authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

     3.   In voting, an investment  adviser must act prudently and solely in the
          interests  of  pension  plan   participants  and   beneficiaries.   An
          investment  adviser must consider  factors that would affect the value of the plan's  investments  and may not  subordinate  the interests of plan  participants and  beneficiaries  in their  retirement  income to unrelated objectives,  such as social considerations.  (However, other
          Department  of  Labor  pronouncements  in the  context  of  investment decisions  indicate that social  considerations  may be used in making investment  decisions  to select among  investments  of equal risk and return.)

     4.   No one can direct the investment manager's vote on a specific issue or on a specific  company  unless that  contingency  is  provided  for in writing and the person giving such  direction is a named  fiduciary of the plan.

     5.   The client must periodically  monitor the adviser's voting activities, and both the client's  monitoring  activities and the adviser's voting activities  (including the votes cast in each particular case) must be documented.

II. Procedures.

     A. Introduction

     As of October 1, 2001, PIM ("PIM") began subscribing to a proxy monitor and voting agent service offered by Institutional  Shareholder  Services,  Inc.
     ("ISS").  Under the written  agreement  between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder
     meeting  of  the  companies  in  our  separately   managed  account  client
     portfolios  and the  U.S.  companies  in the  Pzena  Investment  Management
     International--Pzena Global Value Service portfolio. They also vote, record and  generate a voting  activity  report for our clients and offer a social investment  research  service  which  enables  us to screen  companies  for specific issues (e.g., tobacco, alcohol,  gambling). The provision of these
     services   became   operational  as  of  November  15,  2001.  PIM  retains
     responsibility  for instructing ISS how to vote, and we still apply our own guidelines  as set  forth  herein  when  voting.  If  PIM  does  not  issue instructions  for a  particular  vote,  the  default is for ISS to mark the ballots in accordance with these guidelines (when they  specifically  cover the item being voted on), and with management  (when there is no PIM policy covering the vote).(1)

(1) This  default  was phased in during  early 2002 in order to give ISS time to customize their system. If we did not issue  instructions for a particular proxy during  the  phase-in  period.  ISS  marked the  affected  ballots  based on the recommendations issued by ISS for that vote.

     PIM personnel  continue to be responsible  for entering all relevant client and account  information (e.g.,  changes in client identities and portfolio holdings)  in the  Checkfree/APL  system.  A direct link  download has been established  between  Checkfree/APL and ISS. ISS assists us with our record keeping  functions,  as well as the  mechanics of voting.  As part of ISS's recordkeeping/administrative  function,  they  receive and review all proxy ballots and other materials,  and generate reports regarding proxy activity during  specified  periods,  as  requested  by us. To the  extent  that the
     Procedures  set forth in the Section II are  carried  out by ISS,  PIM will periodically  monitor ISS to insure that the  Procedures are being followed and will  conduct  random  tests to verify  that  proper  records are being created and retained as provided in Section 4 below.

     B. Compliance Procedures.

     PIM's standard  Investment  Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account.  In those instances where PIM does not have proxy voting  responsibility,  it shall forward to the client or to such  other  person as the  client  designates  any  proxy  materials received by it. In all  instances  where PIM has voting  responsibility  on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting.  The Director of Compliance is responsible for monitoring overall compliance with these procedures.

     C. Voting Procedures.

          1.   Determine Proxies to be Voted

     Based on the  information  provided  by PIM via the  direct  link  download established  between  Checkfree/APL  and ISS  mentioned  above,  ISS  shall determine what proxy votes are  outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against
     PIM's records to verify that each proxy has been received. If a discrepancy is  discovered,  ISS will use reasonable  efforts to resolve it,  including calling ADP and/or applicable  Custodians.  Pending votes will be forwarded first to the firm's  Director of Compliance  who will perform the conflicts checks  described  in  Section  2 below.  Once  the  conflicts  checks  are completed,  the ballots and supporting  proxy materials will be returned to the  Proxy  Coordinator  who will  forward  them on to the  Analyst  who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the
     Company's  Annual Report,  the proxy analysis by ISS, a blank disclosure of personal  holdings form, and one or more vote record forms. (2) The Analyst will then mark his/her  voting  decision on the Vote Record  Form,  initial this form to verify his/her voting instructions,  and return the red folder to the Proxy  Coordinator  who will then enter the vote into the  ISS/Proxy
     Monitor  System.  Any  notes or  other  materials  prepared  or used by the
     Analyst in making  his/her  voting  decision shall also be filed in the red folder.

(2) A separate  ballot and vote record form may be included in the red folder if the company  soliciting  the proxy is included in the  portfolio of a client who has  designated  specific  voting  guidelines  in  writing  to  PIM  which  vary substantially  from these policies and if the Custodian for that client does not aggregate  ballots before sending them to ISS. In such event,  the Analyst shall evaluate  and vote such ballot on an  individual  basis in  accordance  with the applicable voting guidelines.

If an Analyst  desires to vote against  management or contrary to the guidelines set  forth in this  proxy  voting  policy or the  written  proxy  voting  policy designated  by a specific  client,  the Analyst  will  discuss the vote with the
Chief  Executive  Officer  and/or  Director of Research and the Chief  Executive
Officer and/or  Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts.  If the Chief Executive  Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the  reasons for the vote (by putting  such  documentation  in the red folder and/or  e-mailing  such  documentation  to the  Proxy  Coordinator  and  General
Counsel/Director  of Compliance  for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.  Votes may not be changed  once  submitted to
ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.

          2.   Identify   Conflicts  and  Vote  According  to  Special  Conflict
               Resolution Rules

     The  primary  consideration  is that PIM act for the benefit of its clients and place its client's  interests  before the interests of the firm and its principals  and  employees.  The following  provisions  identify  potential conflicts  of interest  that are  relevant to and most likely to arise with respect to PIM's  advisory  business and its clients,  and set forth how we will resolve those conflicts. In the event that the Research Analyst who is responsible for the Company  soliciting a particular proxy has knowledge of any facts or circumstances  which the Analyst believes are or may appear be a material conflict,  the Analyst will advise PIM's Director of Compliance, who will convene a meeting of the proxy  committee  to determine  whether a conflict exists and how that conflict should be resolved.

               a. PIM has identified the following areas of potential concern:

     o    Where PIM  manages any  pension or other  assets of a publicly  traded company,  and also holds that  company's  or an  affiliated  company's securities in one or more client portfolios.

     o    Where PIM manages the assets of a proponent of a shareholder  proposal for a company whose securities are in one or more client portfolios.

     o    Where  PIM  has a  client  relationship  with an  individual  who is a corporate director,  or a candidate for a corporate  directorship of a public company whose securities are in one or more client portfolios.

     o    Where a PIM  officer,  director or employee,  or an  immediate  family member thereof is a corporate director, or a candidate for a corporate directorship  of a public company whose  securities are in one or more client  portfolios.  For purposes  hereof,  an immediate family member shall be a spouse, child, parent or sibling.

               b. To address  the first  potential  conflict  identified  above,
          PIM's  Director of Compliance  will maintain a list of public  company clients that will be updated regularly as new client relationships are established  with the firm. Upon receipt of each proxy to be voted for clients,  the Proxy  Coordinator  will give the ballot and  supporting proxy  materials to PIM's Director of Compliance who will check to see if the  company  soliciting  the proxy is also on the  public  company client  list.  If the  company  soliciting  the vote is on our  public company  client list and PIM still manages  pension or other assets of that  company,  the Director of  Compliance  will note this in the red folder so that the Analyst  responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection
          f of this Section 2.

               c. To address the second  potential  conflict  identified  above,
          PIM's Director of Compliance (with the assistance of PIM's Director of
          Operations  during the busy  proxy  season--March  through  June) will check the proxy  materials to see if the proponent of any  shareholder proposal is one of PIM's clients  (based on the client list  generated by our Portfolio Management System,  Checkfree/APL).  If the proponent of a shareholder  proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst  responsible  for voting the proxy will vote the proxy in  accordance  with the  special rules set forth in Subsection f of this Section 2.

               d. To address  the third  potential  conflict  identified  above,
          PIM's Director of Compliance (with the assistance of PIM's Director of
          Operations  during the busy  proxy  season--March  through  June) will check  the  proxy  materials  to  see if any  corporate  director,  or candidate  for a  corporate  directorship  of a public  company  whose securities  are in one  or  more  client  portfolios  is one of  PIM's individual  clients  (based  on  the  client  list  generated  by  our
          Portfolio  Management  System,  Checkfree/APL).  For  purposes of this
          check,   individual   clients  shall  include   natural   persons  and
          testamentary  or other living trusts  bearing the name of the grantor, settlor or beneficiary  thereof . If a director or director nominee is a PIM client,  the  Director of  Compliance  will note this in the red folder so that the Analyst  responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection
          f of this Section 2.

               e. To address the fourth  potential  conflict  identified  above,
          PIM's Director of Compliance (with the assistance of PIM's Director of
          Operations  during the busy  proxy  season--March  through  June) will check  the  proxy  materials  to  see if any  corporate  director,  or candidate  for a  corporate  directorship  of a public  company  whose securities  are in one or more  client  portfolios  is a PIM  officer, director or employee or an immediate  family member  thereof (based on the written  responses of PIM personnel to an annual  questionnaire in this  regard).  If a director  or director  nominee is a PIM  officer, director  or employee  or an  immediate  family  member  thereof,  the
          Director  of  Compliance  will note this in the red folder so that the
          Analyst  responsible  for  voting  the  proxy  will  vote the proxy in accordance  with the special  rules set forth in  Subsection f of this
          Section 2.

               f. The  following  special  rules  shall apply when a conflict is noted in the red folder:

                    i. In all  cases  where PIM  manages  the  pension  or other assets of a  publicly  traded  company,  and also holds that company's or an  affiliated  company's  securities in one or more client portfolios,  PIM will have no discretion to vote
                    any   portion   of  the   proxy,   but  will  defer  to  the
                    recommendation(s)  of ISS in  connection  therewith and will vote strictly according to those recommendations.

                    ii. The identity of the proponent of a shareholder  proposal shall not be given any substantive  weight (either  positive or negative) and shall not otherwise  influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

                    iii. If PIM has proxy voting  authority  for a client who is the proponent of a shareholder  proposal and PIM  determines that it is in the  best  interests  of its  clients  to vote against that proposal,  a designated  member of PIM's client service team will notify the  client-proponent and give that client  the  option to  direct  PIM in  writing  to vote the client's proxy  differently than it is voting the proxies of its other clients.

                    iv. If the  proponent  of a  shareholder  proposal  is a PIM client whose assets under management with PIM constitute 30%
                    or more of PIM's total assets under management,  and PIM has determined  that it is in the best  interests of its clients to vote for that  proposal,  PIM will disclose its intention to vote for such proposal to each additional client who also holds the  securities of the company  soliciting the vote on such  proposal  and  for  whom  PIM  has  authority  to vote proxies.  If a client  does not object to the vote  within 3 business  days of delivery of such  disclosure,  PIM will be
                    free  to  vote  such  client's   proxy  as  stated  in  such
                    disclosure.

                    v. In all cases  where PIM manages  assets of an  individual client and that client is a corporate director, or candidate for a  corporate  directorship  of a  public  company  whose securities  are in one or more client  portfolios,  PIM will have no  discretion  to vote any  portion of the proxy,  but will  defer to the  recommendation(s)  of ISS in  connection
                    therewith  and  will  vote   strictly   according  to  those
                    recommendations.

                    vi. In all cases where a PIM officer,  director or employee, or  an  immediate  family  member  thereof  is  a  corporate director,  or a candidate for a corporate  directorship of a public  company whose  securities  are in one or more client portfolios,  PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection  therewith and will vote strictly according to those recommendations.

     Notwithstanding  any of the above  special  rules to the  contrary,  in the extraordinary event that it is determined by unanimous vote of the Director of Research,  the Chief Executive Officer and the Research Analyst covering a particular company that the ISS  recommendation on a particular  proposal to be voted is  materially  adverse to the best  interests  of the clients,
     then  in  that  event,  the  following   alternative   conflict  resolution
     procedures will be followed:

     A designated  member of PIM's  client  service team will notify each client who  holds  the  securities  of the  company  soliciting  the  vote on such proposal and for whom PIM has authority to vote  proxies,  and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation and PIM's  recommendation).  The client then will be asked to direct PIM how to vote on the issue. If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such  client's  proxy in the  manner it deems to be in the best interest of the client.

     When  PIM's  conflicts  resolution  policies  call  for PIM to defer to ISS recommendations,  PIM will make a case by case  evaluation  of whether this deferral is consistent  with its fiduciary  obligations by inquiring  about and asking for  representations  from ISS on any potential conflicts it has or may have with respect to the specific  vote.  PIM will do this by making an  email  inquiry  to  disclosure@isspolicy.com.  PIM  will  not do  this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an  accommodation to a new  client as part of an  account  funding,  but then  liquidated  shortly thereafter  because such  securities  were not in PIM's model. On an annual basis,  the Compliance  Department also will review the conflicts  policies and Code of Conduct  which ISS posts on its  website.  This  review will be conducted in February of each year before the start of proxy voting season.

          3.   Vote

     Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best interests of the  clients to be that which  maximizes  shareholder  value and yields the best  economic  results  (e.g.,  higher stock prices,  long-term  financial health and stability).  In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance.  We also will use information  gathered as a result of the in-depth research and on-going company  analyses  performed by our investment team in making buy, sell and hold decisions for our client  portfolios.  This process includes  periodic meetings  with  senior  management  of  portfolio  companies.  PIM may also consider  information  from other  sources,  including the  management of a company  presenting a proposal,  shareholder  groups, and other independent proxy  research  services.  Where  applicable,  PIM also will  consider any specific guidelines designated in writing by a client.

     The Research Analyst who is responsible for following the company votes the proxies for that company.  If such Research Analyst also  beneficially owns shares of the company in his/her  personal trading  accounts,  the Research
     Analyst must  complete a special  "Disclosure  of Personal  Holdings  Form"
     (blank  copies  of which  will be  included  in each red  folder),  and the
     Director of Research must sign off on the Research Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy  Coordinator.  It is the  responsibility  of each
     Research  Analyst to  disclose  such  personal  interest  and  obtain  such initials.  Any other owner, partner,  officer,  director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of
     PIM personnel responsible for voting client securities.

     Unless a particular  proposal or the particular  circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases),  proposals generally shall be voted in accordance with the following broad guidelines:

          a. Support  management  recommendations  for the election of directors and appointment of auditors (subject to i below).

          b. Give management the tools to motivate  employees through reasonable incentive programs. Within these general parameters PIM generally will support  plans  under  which 50% or more of the shares  awarded to top executives are tied to performance  goals. In addition,  the following are  conditions  that  would  generally  cause  us to vote  against  a management incentive arrangement:

               (i) With respect to incentive option arrangements:

               o    The proposed plan is in excess of 10% of shares, or

               o    The company has issued 3% or more of outstanding shares in a single year in the recent past, or

               o    The new plan  replaces an existing  plan before the existing
                    plan's   termination   date   (i.e.,   they   ran   out   of
                    authorization)  and  some  other  terms  of the new plan are likely  to be  adverse  to the  maximization  of  investment returns.

                    For purposes  hereof,  the methodology used to calculate the share  threshold  in (i)  above  shall be the (sum of A + B)
                    divided by (the sum of A + B + C + D), where:

               A    =  the   number   of   shares   reserved   under   the   new
                    plan/amendment;
               B    = the number of shares available under continuing plans;
               C    = granted but unexercised shares under all plans
               D    = shares  outstanding,  plus convertible  debt,  convertible equity, and warrants

               (ii)  With  respect  to  severance,  golden  parachute  or  other incentive compensation arrangements:

               o    The proposed  arrangement  is excessive or not reasonable in light of similar  arrangements  for other  executives in the company  or in  the  company's  industry  (based  solely  on information about those  arrangements  which may be found in the company's public disclosures and in ISS reports); or

               o    The  proposed   parachute  or   severance   arrangement   is
                    considerably  more  financially or  economically  attractive
                    than  continued  employment.   Although  PIM  will  apply  a
                    case-by-case  analysis of this issue,  as a general  rule, a proposed  severance  arrangement  which  is 3 or more  times
                    greater   than  the   affected   executive's   then  current
                    compensation  shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders  for ratification; or

               o    The  triggering  mechanism  in the proposed  arrangement  is solely within the recipient's control (e.g., resignation).

          c. Support facilitation of financings,  acquisitions, stock splits and
          increases  in  shares  of  capital  stock  which  do  not   discourage
          acquisition of the company soliciting the proxy.

          d. Vote against shareholder social issue proposals unless specifically required in writing by a client to support a  particular  social issue or principle.

          e. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench  management and/or thwart the maximization of investment returns.

          f.  Oppose  classified  boards  and any other  proposals  designed  to eliminate or restrict shareholders' rights.

          g.  Oppose  proposals  requiring  super  majority  votes for  business
          combinations   unless  the  particular   proposal  or  the  particular
          circumstances  of the  affected  company  suggest that such a proposal would be in the best interest of the shareholders.

          h. Oppose vague, overly broad,  open-ended or general "other business"
          proposals for which insufficient  detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

          i. Make sure management is complying with current  requirements of the
          NYSE,  NASDAQ  and  Sarbanes-Oxley  Act of 2002  focusing  on  auditor independence and improved board and committee  representation.  Within these general parameters the opinions and  recommendations of ISS will
          be  thoroughly   evaluated  and  the  following   guidelines  will  be
          considered:

               o    PIM generally will vote against  auditors and withhold votes from Audit Committee members if Non-audit ("other") fees are greater  than the sum of audit fees +  audit-related  fees +
                    permissible tax fees.

                    In  applying  the  above  fee  formula,  PIM  will  use  the following definitions:

                    --Audit fees shall mean fees for statutory  audits,  comfort letters,  attest services,  consents,  and review of filings with SEC

                    --Audit-related  fees shall mean fees for  employee  benefit plan audits,  due  diligence  related to M&A,  audits in
                    connection  with  acquisitions,  internal  control  reviews, consultation on financial accounting and reporting standards

                    --Tax fees shall mean fees for tax compliance  (tax returns, claims  for  refunds  and  tax  payment  planning)  and  tax consultation  and planning  (assistance  with tax audits and appeals,  tax advice relating to M&A,  employee  benefit
                    plans and  requests  for  rulings or  technical  advice from taxing authorities)

               o    PIM  will  apply  a  CASE-BY-CASE  approach  to  shareholder proposals  asking  companies to prohibit their auditors from engaging  in  non-audit  services  (or  capping the level of
                    non-audit   services),   taking  into  account  whether  the
                    non-audit  fees are  excessive  (per the formula  above) and whether the company has policies and  procedures in place to limit non-audit  services or otherwise  prevent conflicts of interest.

               o    PIM generally will evaluate director  nominees  individually and as a group based on ISS opinions and  recommendations as well as our personal  assessment  of record and  reputation,
                    business   knowledge  and  background,   shareholder   value
                    mindedness,  accessibility,  corporate governance abilities, time commitment, attention and awareness,  independence, and character.

               o    PIM generally will withhold votes from any insiders  flagged by ISS on audit, compensation or nominating committees,  and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

               o    PIM  will  evaluate  and  vote  proposals  to  separate  the
                    Chairman and CEO  positions  in a company on a  case-by-case basis based on ISS opinions and  recommendations  as well as our personal  assessment  of the  strength of the  companies governing  structure,  the  independence  of the  board  and compliance with NYSE and NASDAQ listing requirements.

          j. PIM generally will support  re-incorporation  proposals that are in the best interests of shareholders and shareholder value.

          k. PIM may abstain from voting a proxy if we conclude  that the effect of abstention on our clients'  economic  interests or the value of the portfolio holding is indeterminable or insignificant.  In addition, if a  company  imposes  a  blackout  period  for  purchases  and sales of securities  after a  particular  proxy is voted,  PIM  generally  will abstain from voting that proxy.

It is understood that PIM's and ISS's ability to commence voting proxies for new or transferred  accounts is dependent upon the actions of custodian's  and banks in updating  their records and  forwarding  proxies.  As part of its new account opening  process PIM will send written  notice to the  Custodians of all clients who have  authorized  us to vote their  proxies and instruct  them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland
20850-4045.  These  instructions will be included in PIM's standard initial bank letter pack. If ISS has not received any ballots for a new account within 2 to 4 weeks of the account  opening,  ISS will follow-up  with the  Custodian.  If ISS still has not  received  any ballots for the account  within 6 to 8 weeks of the account  opening,  they  will  notify  our Proxy  Coordinator  and  Director  of
Operations  and  Administration  who will  work  with the  client  to cause  the
Custodian to begin forwarding ballots.  PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client  has funded its  account  by  delivering  in a  portfolio  of securities  for PIM to liquidate  and the record date to vote a proxy for one of those  securities  falls on a day when we are  temporarily  holding the position
(because we were still  executing or waiting for  settlement),  we will vote the shares. For these votes only, we will defer to ISS's  recommendations,  however, since we will not have first hand  knowledge of the companies and can not devote research time to them.

Proxies  for  securities  on  loan  through  securities  lending  programs  will generally not be voted. Since PIM's clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

          4. Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise  communicate)  all votes to the company or  companies  soliciting  the proxies within the applicable  time period  designated for return of such votes.
For so long as ISS or a similar  third party  service  provider is handling  the mechanics of voting client shares,  the Director of Compliance will periodically verify that votes are being sent to the  companies.  Such  verification  will be accomplished by selecting  random control numbers of proxies  solicited during a quarter and calling ADP to check that they received and recorded the vote.

          5. Changing a Vote

Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.

III. Corporate Actions

PIM shall work with the clients' Custodians regarding pending corporate actions.
Corporate action notices received from our portfolio  accounting  system's Alert
System and/or from one or more  Custodians  shall be directed to our  Operations
Administrative Personnel who will check our records to see which client accounts hold the security for which the  corporate  action is pending.  If the corporate action is voluntary and thus requires an  affirmative  response,  such personnel will  confirm that we have  received a response  form for each  affected  client account before the response date. The Research Analyst covering the Company will then be  informed  of the action so that he/she can  determine  if the  accounts should participate and what response should be given. The Research Analyst shall consult with the firm's  Director of Research and applicable  Portfolio  Manager when making this  determination.  Once  determined,  the response  shall then be communicated back to the Custodians by our Operations  Administrative  Personnel
by fax. On our fax cover letter,  we will request a signed  confirmation  of our instructions  from the  custodian  and ask them to send  this  page  with  their signature back to us. We will make follow-up calls to the custodians to get them to return the signed fax, as needed. PIM's Operations  Administrative  Personnel also will  check the  Company's  website  for any  corporate  action  processing information  it may contain.  On the date the action  should be  processed,  the transactions  will be booked in our portfolio  management  system. If the action results in accounts owning  fractional shares of a security those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written  materials  associated with the corporate  action will be kept together in a folder that will be filed with the red proxy files.

PIM shall not have any  responsibility  to initiate,  consider or participate in any bankruptcy,  class action or other litigation against or involving any issue of securities  held in or formerly held in a client account or to advise or take any  action on behalf of a client or  former  client  with  respect  to any such actions or  litigation.  PIM will  forward to all  affected  clients  and former clients any important class action or other litigation  information  received by
PIM. This will not include any mass mailing  requests to act as a lead plaintiff or other general  solicitations  for  information.  It will include any proof of claims forms, payment vouchers and other similar items.

IV. Client Disclosures

On July 15,  2003,  PIM sent all of its then  existing  clients  a copy of these policies and procedures as amended and restated  effective July 1, 2003, as well as a notice on how to  obtain  information  from PIM on how PIM has  voted  with respect to their  securities.  In addition,  PIM added a summary  description of these  policies  and  procedures  to  Schedule  F of Part II of PIM's  ADV,  and disclosed in that  document how clients may obtain  information  from PIM on how
PIM has voted with  respect to their  securities.  From and after July 15, 2003,
PIM will include a copy of these proxy voting policies and  procedures,  as they may be amended from time to time,  in each new account pack sent to  prospective clients.  It also will update its ADV  disclosures  regarding these policies and procedures  to reflect  any  material  additions  or other  changes to them,  as needed.  Such ADV  disclosures  will  include an  explanation  of how to request copies  of  these  policies  and  procedures  as well as any  other  disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will  provide  proxy voting  summary  reports to clients,  on request.  With respect to PIM's mutual fund clients,  PIM will provide proxy voting information in such form as needed for them to prepare  their Rule 30b1-4  Annual  Report on
Form N-PX.

V. Record Keeping

A. PIM will maintain a list of dedicated  proxy  contacts for its clients.  Each client will be asked to provide the name,  email address,  telephone  number and post  office  mailing  address  of one or more  persons  who are  authorized  to receive,  give direction  under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to
ERISA plan  clients,  PIM shall  take all  reasonable  steps to ensure  that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain  and/or cause to be maintained by any proxy voting  service provider engaged by PIM the following  records.  Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

     i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

     ii. Copies of the proxy  materials  received by PIM for client  securities.
     These may be in the form of the proxy  packages  received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

     iii. The vote cast for each proposal overall as well as by account.

     iv. Records of any calls or other contacts made regarding  specific proxies and the voting thereof.

     v. Records of any reasons for deviations from broad voting guidelines.

     vi.  Copies of any  document  created by PIM that was  material to making a decision  on how to vote  proxies  or that  memorializes  the basis of that decision.

     vii. A record of proxies  that were not  received,  and what  actions  were taken to obtain them.

     vi.  Copies of any  written  client  requests  for voting  summary  reports
     (including  reports to mutual fund  clients  for whom PIM has proxy  voting
     authority  containing   information  they  need  to  satisfy  their  annual
     reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests
     (these  shall be kept in the  REPORTS  folder  contained  in the client OPS file).

VI. Review of Policies

The proxy voting policies,  procedures and guidelines contained herein have been formulated by PIM's proxy committee.  This committee  consists of PIM's Director of Research,  Director of  Compliance  and at least one  Portfolio  Manager (who represents the interests of all PIM's portfolio  managers and is responsible for obtaining and expressing  their opinions at committee  meetings).  The committee shall review these policies,  procedures and guidelines at least  annually,  and shall make such changes as they deem appropriate in light of then current trends and  developments  in  corporate  governance  and  related  issues,  as  well as operational issues facing the firm.

Finally  Adopted  and  Approved  by the Pzena  Investment  Management  Executive
Committee on June 26, 2003

March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

XVII. Proxy Voting Policy & Guidelines

I.   Proxy Voting Policy

     A.   Policy  Statement  and  Introduction.   Westfield  Capital  Management
          Company, LLC ("WCM") will offer to vote proxies for all accounts. Many of Westfield  Capital's  ("WCM")  investment  management  clients have delegated  to WCM the  authority  to vote  proxies  for  shares in the client accounts we manage. WCM believes that the voting of proxies can be an  important  tool for  investors  to promote  best  practices  in corporate  governance  and votes all proxies in the best  interests of its clients as investors. We also recognize that the voting of proxies with respect to securities  held in managed  accounts is an investment responsibility  having  economic  value.  WCM will  vote  proxies  and maintain  records of voting of shares  for which WCM has proxy  voting authority in accordance with its fiduciary  obligations and applicable law.

This  memorandum  sets forth WCM's  policies for voting  proxies.  It covers all accounts  for which WCM has proxy  voting  authority  which are  primarily  U.S.
separately managed  individual and institutional  accounts.  In addition,  these accounts  include  mutual  funds in which WCM serves as  sub-adviser  as well as limited partnerships managed by WCM.

     B.   Proxy  Committee.   Westfield  has  a  Proxy  Committee   composed  of
          individuals  from  the  investment  committee,  operations  staff  and compliance department. The Board of Directors will appoint the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

          1.   reviews these  procedures and the Proxy  Guidelines  annually and approves any amendments considered to be advisable.

          2.   considers  special  proxy  issues  as they may from  time to time arise.

          As of the date of this manual, the following members of Westfield will serve on the Proxy Committee:

               William A. Muggia
               Chief Investment Officer, Portfolio Manager

               Karen A. DiGravio
               Chief Financial Officer, CCO

               Caryl D. Marchi
               Assistant Vice President & Operations Manager

               Zureen Khairuddin
               Portfolio Administrator, Proxy Manager

               Arthur J. Bauernfeind
               Chairman & Chief Executive Officer

     C.   Proxy Voting Administration.  Westfield's Operations Manager and Proxy
          Manager, under supervision of the Proxy Committee,  have the following duties:

          1.   annually prepare the Proxy Guidelines with the CCO and distribute them to the Proxy Committee for review.

          2.   coordinate  the Proxy  Committee's  review of any new or  unusual proxy issues.

          3.   manage the process of referring issues to portfolio  managers for voting instructions.

          4.   oversee  the work of ADP  ProxyEdge,  which is engaged to process proxy votes.

          5.   coordinates responses to investment  professionals'  questions on proxy issues and proxy policies, including forwarding specialized
               proxy   research   from  any  third  party  vendor  and  forwards
               information to investment  professionals  prepared by other areas
               atWestfield.

          6.   maintains  required  records  of  proxy  votes on  behalf  of the
               appropriate   Westfield  client  accounts  including  maintaining
               documents  received or created  that were  material to the voting decision;

          7.   prepare and distribute reports required by Westfield clients.

          8.   maintains  records of all  communications  received  from clients requesting information on proxy voting and responses thereto;

          9.   notifies  clients  on how  they can  obtain  voting  records  and policies and procedures; and

          10.  ensures that all proxies are voted in a timely manner;

     D.   Proxy Voting  Guidelines.  WCM  maintains  written  voting  guidelines
          ("Guidelines")  setting forth voting positions determined by the Proxy
          Committee  on those issues  believed  most likely to arise day to day.
          The  Guidelines  may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be  referred  to investment  professionals  on a  case-by-case  basis.  A  copy  of the
          Guidelines is attached to this memorandum as Exhibit A.

          Westfield  will vote all  proxies in  accordance  with the  Guidelines subject to two exceptions as follows:

          1.   If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any  specific  case would not be in clients'  best  interests, they may request the Proxy  Manager not to follow the  Guidelines in such  case.  The  request  must be in writing  and  include an explanation of the rationale for doing so. The Proxy Manager will review any such  request  with the  Compliance  Officer  prior to implementing the request, and will maintain records of each item.

          2.   For clients with plan assets subject to ERISA, under rules of the
               U. S. Department of Labor ("DOL") WCM may accept  instructions to vote proxies in accordance with AFL-CIO proxy voting  guidelines, in lieu of  WCM's  regular  Guidelines.  However,  when in  WCM's judgment voting in accordance with the AFL-CIO  guidelines  would be inconsistent  with ERISA, WCM will not vote in accordance with those  guidelines.  For  clients  not  subject to ERISA,  WCM may
               accept   instructions  to  vote  proxies  under  client  specific
               guidelines  subject to review and  acceptance  by the  Investment
               Committee and the Compliance Officer.

     E.   Proxy Voting  Referrals.  Under the Guidelines,  certain proxy matters will  be  referred  to the  Investment  Committee.  Normally  specific referral  items will be referred to the  portfolio  manager or analyst using the  attached  Proxy  Voting  Recommendation  Form  (attached as
          Exhibit B). The Proxy Voting  Recommendation Form contains (1) a field that will be used by the portfolio manager or analyst for recommending a vote on each  referral  item,  and (2) a field  for  describing  any contacts relating to the proxy referral item the portfolio manager may have had with any WCM employee outside WCM's  Investment  Committee or with any  person  other  than a proxy  solicitor  acting in the normal course of proxy solicitation.

          The portfolio  manager or analyst who has been  requested to provide a recommendation  on a proxy referral item will return a completed Proxy
          Voting Recommendation Form. Upon receiving each completed Proxy Voting
          Recommendation  Form the form will be reviewed by the Proxy Manager to be sure it has been  completed  correctly.  If not, the Proxy  Manager will follow up with  representatives  of the Investment  Committee and
          Proxy Voting Committee to be sure the form is completed correctly.

     F.   Conflicts of Interest. A potential conflict of interest may arise when
          voting  proxies  of  an  issuer  which  has  a  significant   business
          relationship with WCM. For example, WCM could manage a defined benefit or defined  contribution  pension plan for the issuer. WCM's policy is to vote proxies based solely on the investment merits of the proposal.
          In order to guard against conflicts the following procedures have been adopted:

          1.   The  Proxy  Committee  is  composed  of  professionals  from  the
               Investment Committee. Furthermore, proxy administration is in the
               Operations  and  Compliance  Department.  Neither the  Investment
               Committee,  Operations  Department or the  Compliance  Department
               report to WCM's marketing business.

          2.   Investment  professionals  responding  to referral  requests must disclose  any  contacts  with third  parties  other  than  normal contact with proxy solicitation firms.

          3.   The Proxy  Manager  will  review  the name of the  issuer of each proxy  that  contains  a  referral  item  against  a list  of WCM business  relationships  maintained by the Compliance  Department for potential material business  relationship (i.e.  conflicts of interest).  If the  issuer  of the  proxy  is on the  list of WCM business  relationships,  the WCM Proxy  Manager will confer with the Proxy Committee prior to voting.  In addition,  for referrals involving WCM  sub-advised  mutual funds,  the Proxy Manager will fill out  attached  Proxy  Voting  Disclosure  Form  (attached as
               Exhibit C).

          4.   WCM's Proxy Voting  Guidelines  may only be  overridden  with the written  recommendation  of the Board of Directors and Compliance
               Department concurrently.

     G.   Recordkeeping.  The Operations  Manager, in conjunction with the Proxy
          Manager,  will  retain  copies of the  following  books  and  records.
          Original  Policies  and  Procedures  will be kept with the  Compliance
          Officer.

          1.   a copy of  Proxy  Procedures  and  Guidelines  as they  may be in effect from time to time;

          2.   a  copy  of  each  proxy  statement   received  with  respect  to
               securities in client accounts;

          3.   records of each vote cast for each client;

          4.   internal documents  generated in connection with a proxy referral to the Investment Committee such as emails, memoranda etc.

          5.   written  reports  to  clients  on proxy  voting and of all client requests for information and WCM's response.

          In accordance with Rule 204-2 of the Investment  Advisers Act of 1940, all proxy voting  records will be  maintained  for five years.  In the event a third party  vendor is  retained  for proxy  voting  services,
          Westfield will (1) require such vendor to provide copies of all voting records promptly upon request; and (2) require such vendor to maintain the records noted in (2) and (3) above.

II.  Proxy Voting  Guidelines  for  Separately  Managed  Accounts & Sub-Advisory
     Mutual Fund Assets Including Limited Partnerships.

     The Proxy Voting  Guidelines  below  summarize  WCM's  positions on various issues of concern to investors and indicate how client portfolio securities will  be  voted  on  proposals  dealing  with  a  particular  issue.  These
     Guidelines have been  established for the specific purpose of promoting the economic interests of our clients.

     The following  Guidelines  are grouped  according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and  recommended by a company's  board of directors.  Part II deals with  proposals  submitted  by  shareholders  for  inclusion in proxy statements.  Part III addresses unique considerations  pertaining to non-US issuers.

     A.   Board-Approved  Proposals.  Proxies  will be voted for  board-approved proposals, except as follows:

          1.   Matters  Relating  to  the  Board  of  Directors.  The  board  of directors has the important role of overseeing management and its performance on behalf of shareholders.  Proxies will be voted for the  election of the  company's  nominees for  directors  and for board-approved  proposals on other matters  relating to the board of directors  (provided that such nominees and other matters have been approved by an independent nominating committee),  except as follows:

               >    WCM will withhold votes for the entire board of directors if

                    o    The  board  does not  have a  majority  of  independent
                         directors; or

                    o    The  board   does  not  have   nominating,   audit  and
                         compensation  committees composed solely of independent
                         directors.

               For these purposes,  an "independent  director" is a director who meets all  requirements to serve as an independent  director of a company under the pending NYSE and NASDAQ rule  proposals  (i.e., no material business  relationships with the company,  no present or recent  employment  relationship  with the company  (including employment of immediate family members) and, in the case of audit committee members, no compensation for non-board services).  If a board does not meet these independence  standards,  WCM may refer board  proposed  items which  would  normally  be  supported  for case-by-case review.

               >    WCM will vote on a case-by-case basis in contested elections of directors.

               >    WCM will withhold  votes for any nominee for director who is considered  an  independent  director by the company and who has received  compensation  from the company  other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

               >    WCM will  withhold  votes for any nominee for  director  who attends  less  than  75% of  board  and  committee  meetings without  valid  reasons  for the  absences  (i.e.,  illness, personal emergency, etc.).

          WCM is  concerned  about  over-committed  directors.  In  some  cases,
          directors   may  serve  on  too  many  boards  to  make  a  meaningful contribution.  This may be particularly  true for senior executives of public  companies (or other  directors  with  substantially  full-time employment)  who  serve on more  than a few  outside  boards.  WCM may withhold votes from such  directors on a  case-by-case  basis where it appears  that they may be unable to discharge  their  duties  properly because of excessive commitments.

               >    WCM will  withhold  votes for any nominee for  director of a public  company  (Company  A) who is  employed  as a  senior executive  of  another  public  company  (Company  B)  if  a director  of  Company  B  serves  as a senior  executive  of
                    Company  A  (commonly   referred  to  as  an   "interlocking
                    directorate").

          Board  independence  depends  not  only  on  its  members'  individual
          relationships,   but  also  the  board's   overall   attitude   toward
          management.   Independent  boards  are  committed  to  good  corporate
          governance practices and, by providing objective independent judgment, enhance  shareholder  value.  WCM may withhold votes on a case-by-case basis  from  some  or  all  directors  that,  through  their  lack  of
          independence,   have  failed  to  observe  good  corporate  governance
          practices or, through specific  corporate action,  have demonstrated a disregard for the interest of shareholders.

               >    WCM will vote against proposals to classify a board,  absent special circumstances  indicating that shareholder interests would be better served by this structure.

     B.   Executive Compensation. Westfield will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

               >    Westfield  will vote against  stock option plans that permit replacing or repricing  of  underwater  options (and against any proposal to authorize  such  replacement or repricing of underwater options).

               >    Westfield  will vote against  stock option plans that permit issuance of options with an exercise price below the stock's current market price.

               >    Except where  Westfield is otherwise  withholding  votes for the  entire  board of  directors,  Westfield  will  vote for employee  stock  purchase  plans  that  have  the  following features:  (1) the  shares  purchased  under  the  plan  are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3)
                    dilution is 10% or less.

          Westfield  may vote  against  executive  compensation  proposals  on a case-by-case  basis where  compensation  is  excessive  by  reasonable corporate  standards,  or where a company fails to provide transparent disclosure of executive compensation.  In voting on proposals relating
          to  executive  compensation,   Westfield  will  consider  whether  the
          proposal has been approved by an independent compensation committee of the board.

     C.   Capitalization.  Westfield  will  vote  on  a  case-by-case  basis  on
          board-approved    proposals   involving   changes   to   a   company's
          capitalization.

          >    Westfield will vote for proposals  relating to the  authorization of additional common stock (except where such proposals relate to a specific transaction).

          >    Westfield   will  vote  for  proposals  to  effect  stock  splits
               (excluding reverse stock splits.)

          >    Westfield will vote for proposals  authorizing  share  repurchase programs.

     D.   Acquisitions,  Mergers,  Reincorporations,  Reorganizations  and Other
          Transactions.  Westfield will vote on a case-by-case basis on business
          transactions  such  as  acquisitions,   mergers,  and  reorganizations
          involving  business  combinations,  liquidations  and  sale  of all or substantially all of a company's assets, except as follows:

          >    Westfield  will vote for  mergers and  reorganizations  involving business  combinations designed solely to reincorporate a company in Delaware.

     E.   Anti-Takeover  Measures.  Westfield  will vote against  board-approved proposals to adopt anti-takeover measures such as a shareholder rights
          plan,   supermajority  voting  provisions,   adoption  of  fair  price
          provisions,  issuance of blank check  preferred stock and the creation of a separate class of stock with disparate  voting rights,  except as follows:

          >    Westfield  will  vote on a  case-by-case  basis on  proposals  to ratify or approve  shareholder rights plans (commonly referred to as "poison pills"); and

          >    Westfield will vote on a case-by-case basis on proposals to adopt fair price provisions.

     F.   Other  Business  Matters.   Westfield  will  vote  for  board-approved
          proposals  approving  routine  business  matters  such as changing the company's  name,  ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

          >    Westfield will vote on a case-by-case basis on proposals to amend a company's  charter or bylaws  (except  for  charter  amendments necessary or to effect stock splits to change a company's name or to authorize additional shares of common stock).

          >    Westfield  will vote  against  authorization  to  transact  other unidentified, substantive business at the meeting.

III. Shareholder   Proposals.   Westfield  will  vote  in  accordance  with  the
     recommendation  of the  company's  board of  directors  on all  shareholder proposals, except as follows:

     >    Westfield will vote for  shareholder  proposals to declassify a board, absent special  circumstances  which would  indicate that  shareholder interests are better served by a classified board structure.

     >    Westfield will vote for shareholder  proposals to require  shareholder approval of shareholder rights plans.

     >    Westfield will vote for shareholder proposals that are consistent with
          Westfield's proxy voting guidelines for board-approved proposals.

IV.  Voting  Shares  of Non US  Issuers.  Westfield  recognizes  that  the  laws governing  non-US  issuers  will  vary  significantly  from US law and from jurisdiction  to  jurisdiction.  Accordingly it may not be possible or even advisable  to  apply  these  guidelines  mechanically  to  non-US  issuers.
     However,   Westfield  believes  that  shareholders  of  all  companies  are protected by the existence of a sound  corporate  governance and disclosure framework.  Accordingly,  Westfield  will vote proxies of non US issuers in accordance  with the  foregoing  guidelines  where  applicable,  except  as follows:

     >    Westfield will vote for shareholder  proposals  calling for a majority of the directors to be independent of management.

     >    Westfield will vote for shareholder  proposals seeking to increase the independence of board nominating, audit and compensation committees.

     >    Westfield will vote for shareholder proposals that implement corporate governance  standards  similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges,  and that do not  otherwise  violate the laws of the  jurisdiction  under which the company is incorporated.

     >    Westfield will vote on case-by-case basis on proposals relating to (1)
          the  issuance  of  common  stock  in  excess  of  20%  of a  company's outstanding  common stock where  shareholders  do not have  preemptive rights,  or (2) the  issuance  of common  stock in excess of 100% of a company's  outstanding common stock where shareholders have preemptive rights.

     Many non-US jurisdictions impose material burdens on voting proxies.  There are three primary types of limits as follows:

     (1)  Share  blocking.  Shares must be frozen for certain periods of time to vote via proxy.

     (2)  Share re-registration.  Shares must be reregistered out of the name of the local  custodian  or  nominee  into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

     (3)  Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian.  In many cases Westfield is not authorized to deliver this information or sign the relevant documents.

     Westfield's policy is to weigh the benefits to clients from voting in these jurisdictions  against  the  detriments  of doing  so.  For  example,  in a share-blocking jurisdiction, it will normally not be in a client's interest to freeze shares simply to participate in a non-contested  routine meeting.
     More  specifically,  Westfield  will  normally  not vote  shares  in non-US jurisdictions  imposing  burdensome  proxy  voting  requirements  except in
     significant  votes  (such  as  contested   elections  and  major  corporate
     transactions) where directed by portfolio managers.

V.   Mutual Fund Proxies.

     A.   Election  of   Directors.   Vote  the   election  of  directors  on  a
          case-by-case   basis,   considering  the  following   factors:   board
          structure; director independence and qualifications;  and compensation of  directors  within the fund and the family of funds  attendance  at board and committee meetings.

          Votes should be withheld from directors who:

          o    attend less than 75 percent of the board and  committee  meetings without a valid excuse for the absences.  Valid  reasons  include illness or absence  due to company  business.  Participation  via telephone is acceptable. In addition, if the director missed only one meeting or one day's  meetings,  votes should not be withheld even if such absence dropped the director's  attendance  below 75 percent.

          o    ignore a  shareholder  proposal that is approved by a majority of shares outstanding;

          o    ignore a  shareholder  proposal that is approved by a majority of the votes cast for two consecutive years;

          o    are  interested  directors  and sit on the  audit  or  nominating committee;  or are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

     B.   Converting  Closed-end Fund to Open-end Fund. WCM will vote conversion proposals on a case-by-case basis,  considering the following factors:
          past  performance  as a  closed-end  fund;  market  in which  the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

     C.   Proxy Contests.  WCM will vote proxy contests on a case-by-case basis, considering the following factors:  past performance;  market in which fund  invests;  and measures  taken by the board to address the issues past  shareholder  activism,  board  activity,  and  votes on  related proposals.

     D.   Investment Advisory Agreements.  WCM will vote the investment advisory agreements on a case-by-case basis, considering the following factors:
          proposed   and  current  fee   schedules;   fund   category/investment
          objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

     E.   Approving  New  Classes  or  Series of  Shares.  WCM will vote for the establishment of new classes or series of shares.

     F.   Preferred  Stock  Proposals.  WCM will vote the  authorization  for or increase in preferred shares on a case-by-case basis,  considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

     G.   1940 Act  Policies.  WCM will vote these  proposals on a  case-by-case basis, considering the following factors:  potential  competitiveness;
          regulatory  developments;  current and potential returns;  and current and potential risk.

     H.   Changing a Fundamental  Restriction to a Non-fundamental  Restriction.
          WCM will vote these proposals on a case-by-case basis, considering the following factors:  fund's target  investments;  reasons given by fund for change; and the projected impact of change on portfolio.

VI.  Revisions

     A.   March 2005

Exhibit B

--------------------------------------------------------------------------------
Proxy Vote Referral Request:
--------------------------------------------------------------------------------

Company ______________________________________

Vote Due_______________________________________

                       Proxy Voting Referral Request Form

From:  Proxy Manager

Please  describe any contacts  with any person you may have had,  apart from the
Investment  Committee,  WCM's Proxy  Administration  staff, or proxy  soliciting firms regarding the proxy on the above referenced company.

--------------------------------------------------------------------------------
Meeting Date:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vote Recommendation Due Date:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Company Name:
--------------------------------------------------------------------------------

Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.

Please  provide  vote  rationale  when you  believe  additional  information  is necessary  to explain  your  vote.  Examples:  "Stock  option  plan will  create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1.  Rationale:

Exhibit C

                    WESTFIELD CAPITAL MANAGEMENT COMPANY, LLC
                              PROXY VOTING CONFLICT
                           OF INTEREST DISCLOSURE FORM

1.   Company name:____________________________________________

2.   Date of Meeting: ___________________________________________

3.   Referral Item(s): ____________________________________________

4.   Description of WCM's Business  Relationship  with Issuer of Proxy which may give rise to a conflict of interest:  __________________________________

5.   Describe procedures used to address any conflict of interest:

     Where a proxy  proposal  raises a material  conflict  between the Adviser's interests and a client's interest, the Adviser will:

          1.   Vote in Accordance  with the  Guidelines.  To the extent that the
               Adviser  has  little  or  no   discretion  to  deviate  from  the
               Guidelines with respect to the proposal in question,  the Adviser shall vote in accordance with such pre-determined voting policy.

          2.   Obtain  Consent of  Clients.  To the extent  that the Adviser has discretion  to deviate  from the  Guidelines  with respect to the proposal in question,  the Adviser will  disclose the conflict to the  relevant  clients and obtain  their  consent to the proposed vote prior to voting the securities. The disclosure to the client will include  sufficient  detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed  decision  regarding  the vote.  If a client does not respond to such a conflict  disclosure request or denies the  request,  the Adviser  will  abstain  from voting the securities held by that client's account.

          3.   Client   Directive   to   Use   an   Independent   Third   Party.
               Alternatively,  a client may, in writing, specifically direct the
               Adviser to forward  all proxy  matters in which the Adviser has a conflict of interest  regarding  the  client's  securities  to an identified independent third party for review and recommendation.
               Where such independent third party's recommendations are received on a timely  basis,  the  Adviser  will vote all such  proxies in accordance with such third party's  recommendation.  If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

     The Advisor  will review the proxy  proposal  for  conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified  by the Adviser will be addressed as described  above in this section

6.   Describe  any  contacts  from  parties  outside  WCM  (other  than  routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation:

--------------------------------------------------------------------------------

     CERTIFICATION

     The  undersigned  employee  of  WCM  certifies  that,  to the  best  of her knowledge,  any recommendation of an investment professional provided under circumstances  where a conflict of  interest  exists was made solely on the investment merits and without regard to any other consideration.

     _______________________________
     Name:  Zureen Khairuddin
     Title:  Proxy Manager

Proxy Voting

Policy
Mazama  Capital  Management,  Inc.  ("Mazama"),  as a matter of policy  and as a fiduciary to our clients,  has  responsibility  for voting proxies for portfolio securities  consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling,  research,  voting and reporting of proxy voting and makes appropriate disclosures about our firm's
proxy   policies  and   practices.   Our  policy  and   practice   includes  the
responsibility to monitor corporate actions, receive and vote client proxies and disclose  any  potential  conflicts  of interest  as well as making  information available to clients about the voting of proxies for their portfolio  securities and maintaining relevant and required records.

     Guiding Principles
     Proxy voting procedures must adhere to the following broad principles:
     1.   Voting  rights have  economic  value and must be treated  accordingly.
          This means  fiduciaries  (the  Company) have a duty to vote proxies in those cases where fiduciary  responsibility  has been delegated to the
          Company.
     2.   Fiduciaries must maintain  documented voting policies or guidelines to govern proxy voting decisions.
     3.   Fiduciaries should keep records of proxy voting.

     Delegation
     In cases where voting authority is delegated to an investment  manager,  no one can direct the  investment  manager's  vote on a specific issue or on a specific company unless that contingency is specified in the plan document.
     If such direction of a vote occurs in the absence of a formal specification in the plan document,  both parties would be guilty of an ERISA  violation.
     Finally, even if voting power is delegated,  the trustee or named fiduciary is still  responsible for monitoring  what the investment  manager or proxy voting agent does.

     Current Policies and Procedures
     Mazama Capital  Management takes an active role in voting proxies on behalf of all  accounts for which the firm has been hired as  investment  manager, unless  proxy  voting  responsibility  has  been  retained  by the  client.
     Generally,  routine  proxies will be voted with  management as indicated on the proxy. A negative vote may be registered on proxies  containing  overly restrictive  anti-takeover  provisions.  However, Mazama Capital Management strongly favors having only independent board members in all sub-committees
     (compensation,  nominating, audit, etc.) and may vote against certain board members if they are  affiliated  with the company  and also  members of the sub-committees.

     Voting Procedures
     All proxy  materials  received  on  behalf  of  clients  are  forwarded  to
     Institutional Shareholder Services (ISS).
     1.   Using ISS,  the  Director  of Research  will  determine  which  client accounts hold the security to which the proxy relates;
     2.   Absent material conflicts, The Director of Research will determine how
          Mazama  should vote the proxy in  accordance  with  applicable  voting guidelines, complete the proxy in a timely and appropriate manner.
     3.   Proxy ballots for securities no longer held in a client  accounts will not be voted.

     Mazama generally votes in favor of the following routine issues:
     1.   Elect directors
     2.   Appoint auditors
     3.   Eliminate preemptive rights
     4.   Increase authorized shares issued
     5.   Limit directors' and officers' liability
     6.   Amend Articles of  Incorporation or Bylaws to coincide with Changes in local or federal laws and regulations
     7.   To change date, time, location of annual meetings
     8.   Stock Prints

     Mazama votes the following non-routine issues as indicated:
     1.   Require Shareholder Vote On "Golden Parachutes"
          a.   Mazama favors  allowing  shareholders  to vote on the granting of
               "golden parachutes." The granting of these perks often results in the dissipation of shareholder value.
     2.   Require Shareholder Vote on "Blank Check" Preferred Stock
          a.   Mazama favors  allowing  shareholders  to vote on preferred stock issues,  which typically contain special performance  promises to specific  shareholders.  "Blank check" preferred stock may divert value from holders of common stock.
     3.   Confidential Voting
          a.   Mazama is in favor of confidential voting.
     4.   Eliminating Classified Boards
          a.   Mazama is in favor of eliminating classified boards.
     5.   Shareholder Voting On "Poison Pills" And Against "Poison Pills"
          a.   Mazama is generally opposed to the erection of barriers to future merger/take-over  proposals  where  such  devices  can be seen as
               self-protective    of   management   rather   than   to   benefit
               shareholders' interests.
     6.   Cumulative Voting
          a.   Mazama  believes  in  allowing  shareholders'  cumulative  voting rights,  which  enhances  their  ability to select  directors who perform  well over others.  Cumulative  voting is one of the only avenues that a small shareholder can effect change.
     7.   Stock Options/Incentives
          a.   Mazama  is in  favor of  reasonable  and  carefully  administered incentive  compensation plans,  including stock options and other stock purchase rights to be awarded to key employees.
     8.   Social  Issues And  Proposals  That  Inhibit A Company's  Business For
          Social Purposes
          a.   Mazama is generally opposed to social issue proposals which would not  generate  an  economic  benefit for the company and may even create a cost. For similar reasons, Mazama opposes proposals that call  for  constrictions  on  a  company's  business  for  social purposes.
     9.   Establish  Or Amend An  Employee  Savings,  Stock-Purchase,  Thrift Or
          Investment Plan
          a.   Mazama is in favor of savings,  investment,  stock  purchase  and
               ESOP plans for corporate employees.
     10.  Reincorporation  under the Laws of a Different State Mazama  generally favors  such  proposals  since a  company  usually  finds an  economic advantage in the result.
     11.  Merger  of   Consolidation   of  Legally   Independent   Companies  or
          Subsidiaries.
          a.   The consolidation of several companies or subsidiaries, including reincorporation  from  different  state  jurisdictions,  into one company  or a  holding  company  is  generally  done to  simplify historical structures that have out-lived their usefulness and to
               reduce  cost.  Savings,   elimination  of  duplication  and  more
               efficient   operations   to  be  realized   are  usually  in  the
               shareholders' interests.
     12.  Proposals to Require Each  Director to Own a Certain  Number of Shares
          or to Require The Company to Offer Options As a Part of Compensation
          a.   Mazama  favors  director  ownership  of  stock,  whether  through purchase of stock or the granting of options.  Where  options are not granted by a company to its  directors,  we  generally  favor purchase of shares by directors.
          b.   Proposals  to Prohibit  Re-election  of Outside  Directors  after
               Fixed  Number  Years of  Service  or Upon  Retirement  from Their
               Primary Employment.
          c.   The reason  usually  cited for such  proposals  is to have "fresh
               faces"  on  the  board  of  directors.   To  arbitrarily  discard
               knowledgeable, experienced directors after six years' service for the  sake  of  "turnover"  and  "fresh  faces"  may not be in the shareholders'  best  interest.  Similarly,  discarding  directors whose  retirement  makes  more of  their  time  available  to the subject company makes no sense.
     13.  Proposals To Submit Option  Plans,  Incentive  Compensation  Plans And
          Company- Contributory Savings And Investment Plans To Shareholder Vote
          For Approval
          a.   Mazama thinks it is important that shareholders formally consider
               and  vote  on  incentive  and  savings  plans,   which  represent
               disbursement of shareholders' assets.
     14.  Proposals to Prohibit Business Dealings with Communist Countries.
          a.   U.S.  companies  generally  attempt to comply carefully with laws and  regulations  governing  foreign  trade for the simple reason that to do otherwise  incur major  problems  and expense.  At the same time,  establishing a policy  prohibiting  business dealings with any country or group of countries is a foreign policy-making and political function better reserved to the U.S. Government and outside the business/commercial sphere.
     15.  Disclosure of Corporate Political Contributions.
          a.   With few exceptions, companies comply with federal and state laws and regulations regarding political and "lobbying" activities and prohibiting contributions of corporate funds.
          b.   Mazama generally  opposes  requiring  management to disclose such contributions.
     16.  Retirement Benefits for Non-Employee  Directors Mazama is generally in
          favor  of   eliminating  or  not  granting   retirement   benefits  of
          non-employee directors.
          a.   In  some  circumstances,  limitations  on  benefits,  such  as  a year-of-service limitation, will make such benefits acceptable.
     17.  Mazama  generally  votes in favor of all  directors  nominated  by the nominating committee.
          a.   In circumstances where committees are lacking or where membership consists of board members not considered independent, Mazama will notify the  company of our  preference  for  independence  on all board committees and to have a full slate of committees.

Background
Proxy voting is an  important  right of  shareholders  and  reasonable  care and diligence  must be undertaken to ensure that such rights are properly and timely exercised.  Investment  advisers  registered  with the SEC,  and which  exercise voting  authority  with  respect  to client  securities,  are  required  by Rule
206(4)-6 of the Advisers  Act to (a) adopt and  implement  written  policies and procedures  that are  reasonably  designed to ensure that client  securities are voted in the best  interests  of  clients,  which  must  include  how an adviser addresses material  conflicts that may arise between an adviser's  interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c)
to describe to clients a summary of its proxy  voting  policies  and  procedures and,  upon  request,  furnish a copy to its clients;  and (d)  maintain  certain records relating to the adviser's proxy voting  activities when the adviser does have proxy voting authority.

Responsibility
The Compliance  Department has the  responsibility  for the  implementation  and monitoring  of our  proxy  voting  policy,  practices,  disclosures  and  record keeping, including outlining our voting guidelines in our procedures.

Procedure
Mazama has adopted  procedures  to  implement  the firm's  policy and reviews to monitor  and ensure the firm's  policy is  observed,  implemented  properly  and amended or updated, as appropriate, which include the following:

     Voting Procedures
     1.   All employees will forward any proxy  materials  received on behalf of clients to the Director of Research;
     2.   The Director of Research will determine which client accounts hold the security to which the proxy relates;
     3.   Absent material conflicts, the Director of Research will determine how
          Mazama  should vote the proxy in  accordance  with  applicable  voting guidelines,  complete  the proxy  and vote the  proxy in a timely  and appropriate manner.

     Disclosure
     1.   Mazama will provide  conspicuously  displayed  information  in its ADV
          Part II summarizing this proxy voting policy and procedures, including a statement that clients may request information  regarding how Mazama voted a client's proxies, and that clients may request a copy of these policies and procedures.
     2.   The  Compliance  Officer  will also send a copy of this summary to all existing clients who have previously received Mazama's ADV Part II; or
          the  Compliance  Officer may send each client the amended ADV Part II.
          Either mailing shall highlight the inclusion of information  regarding proxy voting.

     Client Requests for Information
     1.   All client requests for information regarding proxy votes, or policies and  procedures,  received by any employee  should be forwarded to the
          Compliance Officer.
     2.   In  response  to any request  the  Compliance  will  prepare a written response  to  the  client  with  the  information  requested,  and  as applicable  will include the name of the issuer,  the  proposal  voted upon,  and how Mazama  voted the  client's  proxy with respect to each proposal about which client inquired.

     Voting Guidelines
     1.   In the absence of specific voting  guidelines from the client,  Mazama will vote  proxies in the best  interests of each  particular  client.
          Mazama's policy is to vote all proxies from a specific issuer the same way for each  client  absent  qualifying  restrictions  from a client.
          Clients are  permitted to place  reasonable  restrictions  on Mazama's voting  authority  in  the  same  manner  that  they  may  place  such restrictions on the actual selection of account securities.
     2.   Mazama will generally vote in favor of routine corporate  housekeeping proposals  such as the election of directors and selection of auditors absent conflicts of interest raised by auditors non-audit services.
     3.   Mazama will generally vote against  proposals that cause board members to become entrenched or cause unequal voting rights.
     4.   In reviewing  proposals,  Mazama will further  consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

     Conflicts of Interest
     1.   Mazama will identify any conflicts that exist between the interests of the adviser and the client by  reviewing  the  relationship  of Mazama with the issuer of each  security to determine if Mazama or any of its employees has any financial,  business or personal  relationship  with the issuer.
     2.   If a material  conflict of interest exists,  Director of Research will determine  whether it is  appropriate  to disclose the conflict to the affected  clients,  to give the  clients  an  opportunity  to vote the proxies  themselves,  or to address  the voting  issue  through  other objective  means  such  as  voting  in  a  manner  consistent  with  a predetermined  voting policy or receiving an  independent  third party voting recommendation.
     3.   Mazama will maintain a record of the voting resolution of any conflict of interest.

     Recordkeeping
     The  Compliance  Officer  shall  retain  the  following  proxy  records  in accordance with the SEC's five-year retention requirement.

     These policies and procedures and any amendments;
     1.   Each proxy statement that Mazama receives;
     2.   A record of each vote that Mazama casts;
     3.   Any document Mazama created that was material to making a decision how to vote proxies,  or that memorializes that decision  including period reports to the General Manager;
     4.   A copy of each written  request from a client for  information  on how
          Mazama  voted  such  client's  proxies,  and a  copy  of  any  written response.

             Appendix B - Proxy Voting Policy and Procedures Summary

                  Evergreen Investment Management Company, LLC
                                      2004

Statement of Principles
Evergreen  Investment  Management  Company  (Evergreen)   recognizes  it  has  a
fiduciary  duty to vote  proxies on behalf of clients  who have  delegated  such responsibility to Evergreen,  and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee
Evergreen has established a corporate governance committee  (Committee) which is a sub-committee of Evergreen's  Investment Policy Committee (IPC). The Committee
is responsible for approving  Evergreen's proxy voting policies,  procedures and guidelines,  for overseeing the proxy voting  process,  and for reviewing  proxy voting on a regular  basis.  The Committee will meet quarterly to review reports of all  proxies  voted for the prior  period and to conduct  other  business  as required.  Meeting  minutes will be provided to the IPC. The  Committee  members shall be as follows:

Chairperson:      Chris Conkey

Members: Ken D'Amato, Business Management
         Mike Koonce, Chief Legal Counsel
         Barbara Lapple, Compliance

U.S. Proxy and Canadian Voting Guidelines
Evergreen has contracted with  Institutional  Shareholder  Services (ISS) as its research and voting agent for all proxies, and has adopted the voting guidelines recommended by ISS  (Guidelines)  as its own guidelines  for voting  proxies.  A summary of the Guidelines is available.  In most cases, the Guidelines contain a specific voting  recommendation  for particular  types of matters.  Such matters generally include the following:

Level
                                 Classification

1    Election of directors  (except  proxy  contests);  fix number of directors;
     ratification of auditors;  name change;  change in date or time of meeting;
     adjourn meeting; other business

2    Employee  stock  purchase  plans;  increase  in stock  (except  for private placements); reverse stock splits; standard corporate governance provisions
     (declassifying     the     board,      super-majority     votes,     etc.);
     social/environmental/human rights proposals; standard mutual fund proposals
     (except for advisory agreements, proposals to open-end the fund)

3    Compensation plans

4    Private placements; formation of a holding company; anti-takeover proposals
     (poison pills, fair price provisions, etc.);  re-incorporation;  director &
     officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements

With respect to these matters,  ISS shall be instructed to vote in a manner that is consistent with the Guidelines in the absence of contrary  instructions  from
Evergreen.

Where the Guidelines do not contain a specific voting recommendation, the matter will be prospectively evaluated by Evergreen. Matters that will be prospectively evaluated generally include the following:

Level
                                 Classification

5    Mergers;  acquisitions;  sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring

6    Proxy Contests

With respect to such matters,  the  Chairperson of the Committee or his designee shall be responsible  for  determining  how to vote and for  communicating  such decision to ISS. In making the voting determination, such person shall take into consideration ISS's recommendation and other supplemental research and analysis, when necessary, to determine its vote on such matters.

Evergreen may revise its proxy voting  guidelines at any time. Any such revision shall be attached to this policy and  communicated  to ISS.  Evergreen  also may vote counter to the Guidelines at any time if it determines  that doing so would be in its clients' best interest.

Global Proxy Voting Guidelines
Evergreen does not use a numbering  system to classify global  proxies,  but has identified a list of 21 significant  global proxy issues. A list of these issues is attached as Exhibit #1. If a proxy solicitation does not present any of these issues, in general Evergreen will vote in accordance with ISS's  recommendation.
If a proxy solicitation presents one or more of the issues identified on Exhibit
#1, the  Chairperson of the Committee or his designee  shall be responsible  for determining  how to vote and  communicating  such decision to ISS. In making the
voting   determination,   such  person  shall  take  into  consideration   ISS's
recommendation and other supplemental research and analysis,  when necessary, to determine its vote on such matters.

Share Blocking
EIMCO does not vote global proxies, with share blocking restrictions,  requiring shares to be prohibited from sale.

Conflicts of Interest
Evergreen recognizes that under certain  circumstances it may have a conflict of interest in voting  proxies on behalf of its  clients.  Such  circumstances  may include,  but are not limited to,  situations  where Evergreen or one or more of its  affiliates  has a client or  customer  relationship  with the issuer of the security that is the subject of the proxy vote.

In most cases,  structural  and  informational  barriers  within  Evergreen  and
Wachovia   Corporation  will  prevent  Evergreen  from  becoming  aware  of  the relationship-giving  rise  to  the  potential  conflict  of  interest.  In  such
circumstances,   Evergreen  will  vote  the  proxy  according  to  its  standard guidelines and procedures described above.

If persons  involved in proxy  voting on behalf of  Evergreen  become aware of a potential  conflict of interest,  the Committee  shall consult with  Evergreen's
Legal  Department  and consider  whether to implement  special  procedures  with respect to the voting of that  proxy,  including  whether an  independent  third party should be retained to vote the proxy.

Disclosure
Evergreen  will furnish a copy of its voting  guidelines  and a summary of votes cast, for a specified period, to all clients requesting such information.

Exhibit #1

                            Top Global Proxy Issues:

1)   Formation of a Holding Company
2)   Re-incorporation
3)   Private Placements
4)   Recapitalization Plans
5)   Debt Restructuring
6)   Debt Financing and Debt Issuance
7)   Director & Officer Liability Indemnification
8)   Amend Charter or Bylaws--Non-Routine
9)   Amend Articles/Bylaws/Charter to Include Anti-takeover Provision(s)
10)  Amend Articles/Bylaws/Charter to Remove Anti-takeover Provision(s)
11)  Merger Agreement
12)  Acquisition
13)  Issuance of Shares in Connection with an Acquisition
14)  Restructuring and Reorganization Plans
15)  Spin-Off Agreements
16)  Plan of Liquidation
17)  Approval of Disposition of Assets and Liquidation of Company
18)  Acquisition of Certain Assets of Another Company
19)  Joint Venture Agreements
20)  Major Investments in Another Company
21)  Proxy Contest (contested elections and contested mergers)

Following is a concise summary of Evergreen's US proxy voting policy guidelines.

Auditors

Vote  CASE-BY-CASE  on shareholder  proposals on auditor  rotation,  taking into account these factors:

o    Tenure of the audit firm
o    Establishment  and disclosure of a renewal  process  whereby the auditor is regularly evaluated for both audit quality and competitive price
o    Length of the rotation period advocated in the proposal
o    Significant audit-related issues

Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:

o    Insiders and affiliated  outsiders on boards that are not at least majority independent
o    Directors who sit on more than six boards
o    Compensation  Committee members if there is a disconnect  between the CEO's pay and performance

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR  proposals  to repeal  classified  boards  and to elect  all  directors annually.

Independent Chairman (Separate Chairman/CEO)
Vote FOR  shareholder  proposals  asking that the chairman and CEO  positions be separated (independent chairman), unless the company has a strong countervailing governance structure,  including a lead director,  two-thirds independent board, all independent key committees, and established governance guidelines.

Majority of Independent Directors/Establishment of Committees
Vote FOR  shareholder  proposals  asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by
Evergreen's definition of independence.

Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to take action by written consent.

Vote FOR  proposals  to allow  or make  easier  shareholder  action  by  written consent.

Shareholder Ability to Call Special Meetings
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to call special meetings.
Vote FOR proposals that remove  restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit  cumulative  voting on a CASE-BY-CASE  basis relative to the company's other governance provisions.

Confidential Voting
Vote FOR shareholder  proposals  requesting that corporations adopt confidential voting,  use  independent  vote  tabulators  and use  independent  inspectors of election.  In proxy  contests,  support  confidential  voting  proposals only if dissidents agree to the same policy that applies to management.

Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested  election of directors  must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's  track record,  qualifications  of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote  CASE-BY-CASE.  Where Evergreen  recommends in favor of the dissidents,  we also recommend voting for reimbursing proxy solicitation expenses.

Poison Pills
Vote FOR shareholder  proposals that ask a company to submit its poison pill for shareholder  ratification.  Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's  poison pill and  management  proposals to ratify a poison pill.

Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness  opinion,  pricing,  strategic  rationale,  and the  negotiating process.

Reincorporation Proposals
Proposals to change a company's state of incorporation  should be evaluated on a
CASE-BY-CASE  basis,  giving  consideration  to  both  financial  and  corporate governance concerns, including the reasons for reincorporating,  a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation  when the  economic  factors  outweigh  any  neutral or negative governance changes.

Capital Structure
Common Stock Authorization
Votes on proposals  to increase the number of shares of common stock  authorized for issuance are determined on a CASE-BY-CASE  basis using a model  developed by
Evergreen.
Vote AGAINST  proposals at  companies  with  dual-class  capital  structures  to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve  increases  beyond the  allowable  increase when a company's  shares are in danger of being  delisted or if a company's  ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote  AGAINST  proposals  to create a new class of common  stock  with  superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting  common stock if:

o    It is  intended  for  financing  purposes  with  minimal or no  dilution to current shareholders
o    It  is  not  designed  to  preserve  the  voting  power  of an  insider  or significant shareholder

Executive and Director Compensation
Evergreen  applies a  quantitative  methodology,  but for Russell 3000 companies
will  also  apply  a  pay-for-performance   overlay  in  assessing  equity-based
compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap.

Vote FOR a plan if the cost is  reasonable  (below the cap) unless either of the following conditions apply:

o    The plan  expressly  permits  repricing  without  shareholder  approval for listed companies; or
o    There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

Management Proposals Seeking Approval to Reprice Options

Votes on management  proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o    Historic trading patterns
o    Rationale for the repricing
o    Value-for-value exchange
o    Option vesting
o    Term of the option
o    Exercise price
o    Participation

Employee Stock Purchase Plans

Votes on employee  stock  purchase  plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o    Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite  conditions obtain.

Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE,  taking into account company performance, pay level versus peers, pay level versus industry,  and long-term  corporate outlook.  But generally vote FOR shareholder proposals that:
o    Advocate  performance-based equity awards (indexed options,  premium-priced
     options,   performance-vested   awards),  unless  the  proposal  is  overly
     restrictive or the company already substantially uses such awards
o    Call  for  a  shareholder  vote  on  extraordinary  benefits  contained  in
     Supplemental Executive Retirement Plans (SERPs).

Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment  and energy,  general  corporate  issues,  labor standards and human rights, military business, and workplace diversity.

In general,  vote  CASE-BY-CASE.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations  focuses on how the proposal will enhance the economic value of the company.

Vote:
o    FOR  proposals  for the company to amend its Equal  Employment  Opportunity
     (EEO)  Statement  to include  reference to sexual  orientation,  unless the change would result in excessive costs for the company.
o    AGAINST  resolutions  asking for the  adopting  of  voluntary  labeling  of ingredients  or asking  for  companies  to label  until a phase out of such ingredients has been completed.

Following  is a concise  summary  of  Evergreen's  global  proxy  voting  policy guidelines.  In addition,  Evergreen has country- and market-specific  policies, which are not included below.

Financial Results/Director and Auditor Reports

Vote FOR approval of  financial  statements  and  director and auditor  reports, unless:
o    there are concerns about the accounts  presented or audit  procedures used;
     or
o    the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals  authorizing  the board to fix auditor fees, unless:

o    there are  serious  concerns  about  the  accounts  presented  or the audit procedures used;
o    the auditors are being changed without explanation; or
o    nonaudit-related  fees  are  substantial  or are  routinely  in  excess  of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive  capacity or can otherwise be considered  affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide  shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

o    there are serious  concerns  about the statutory  reports  presented or the audit procedures used;
o    questions exist  concerning any of the statutory  auditors being appointed;
     or
o    the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:
o    the dividend  payout ratio has been  consistently  below 30 percent without adequate explanation; or
o    the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST  proposals  that do not allow for a cash option  unless  management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR  resolutions  to change a  company's  fiscal  term  unless a  company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote  proposals  to amend  quorum  requirements  for  shareholder  meetings on a
CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Director Elections
Vote FOR management nominees in the election of directors, unless:

o    Adequate disclosure has not been met in a timely fashion;
o    There are clear concerns over questionable finances or restatements;
o    There have been questionable transactions with conflicts of interest;
o    There are any records of abuses against minority shareholder interests; and
o    The board fails to meet minimum corporate governance standards.

Vote FOR  individual  nominees  unless  there are  specific  concerns  about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST  shareholder  nominees  unless they  demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST  individual  directors if repeated  absences at board meetings have not been explained (in countries where this information is disclosed).

Director Compensation
Vote FOR  proposals  to award  cash fees to  nonexecutive  directors  unless the amounts are excessive relative to other companies in the country or industry.
Vote  nonexecutive  director  compensation  proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote  proposals that bundle  compensation  for both  nonexecutive  and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote  AGAINST  proposals  to  introduce  retirement  benefits  for  nonexecutive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
o    there are serious  questions  about actions of the board or management  for the year in question; or
o    legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking  indemnification  and liability  protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote  AGAINST  proposals  to alter board  structure  or size in the context of a fight for control of the company or the board.

Share Issuance Requests
General Issuances:
Vote FOR issuance  requests with  preemptive  rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without  preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific  proposals to increase authorized capital up to 100 percent over the current  authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR  specific  proposals  to  increase  authorized  capital to any  amount, unless:

o    the specific purpose of the increase (such as a share-based  acquisition or merger) does not meet Evergreen  guidelines for the purpose being proposed;
     or

o    the  increase  would leave the company with less than 30 percent of its new authorization  outstanding after adjusting for all proposed  issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting  purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a
CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions  that seek to maintain or convert to a one share,  one vote capital structure.
Vote AGAINST  requests for the creation or  continuation  of dual class  capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the  creation of a new class of  preferred  stock or for  issuances  of preferred  stock up to 50  percent  of issued  capital  unless  the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the  creation/issuance  of convertible  preferred  stock as long as the maximum  number of common  shares  that could be issued  upon  conversion  meets
Evergreen's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of  preference  shares that would carry superior voting rights to the common shares.

Vote  AGAINST  the  creation  of blank check  preferred  stock  unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote  proposals  to  increase  blank  check   preferred   authorizations   on  a
CASE-BY-CASE basis.

Debt Issuance Requests

Vote  nonconvertible  debt issuance  requests on a CASE-BY-CASE  basis,  with or without preemptive rights.
Vote FOR the  creation/issuance  of convertible  debt instruments as long as the maximum  number of common  shares  that could be issued  upon  conversion  meets
Evergreen's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote  proposals  to approve the  pledging  of assets for debt on a  CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote  proposals  to  approve  increases  in a  company's  borrowing  powers on a
CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:

o    clear evidence of past abuse of the authority is available; or
o    the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR  requests  to reissue  any  repurchased  shares  unless  there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR  requests  to  capitalize  reserves  for  bonus  issues of shares or to increase par value.

Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote FOR mergers and acquisitions, unless:

o    the impact on earnings or voting  rights for one class of  shareholders  is disproportionate to the relative contributions of the group; or
o    the  company's  structure  following  the  acquisition  or merger  does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN  if there is  insufficient  information  available  to make an  informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive  mandatory  takeover bid  requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR  proposals  that would improve the  company's  corporate  governance or business profile at a reasonable cost.
Vote  AGAINST  proposals  that  limit  the  company's  business   activities  or
capabilities  or result in  significant  costs being  incurred with little or no benefit.

                            WELLS CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

1.   Scope  of  Policies  and  Procedures.   These  Proxy  Voting  Policies  and
Procedures  ("Procedures") are used to determine how to vote proxies relating to portfolio  securities held in accounts  managed by Wells Capital  Management and whose voting  authority has been  delegated to Wells Capital  Management.  Wells
Capital  Management  believes that the  Procedures  are  reasonably  designed to ensure that proxy  matters are  conducted  in the best  interest of clients,  in accordance with its fiduciary duties.

2.   Voting   Philosophy.   Wells  Capital   Management   exercises  its  voting
responsibility,   as  a  fiduciary,   with  the  goal  of  maximizing  value  to
shareholders  consistent with the governing laws and investment policies of each portfolio.  While securities are not purchased to exercise control or to seek to effect  corporate  change  through share  ownership,  Wells  Capital  Management supports sound corporate  governance  practices  within  companies in which they invest.

Wells Capital Management utilizes  Institutional  Shareholders Services (ISS), a proxy-voting  agent,  for voting proxies and proxy voting analysis and research.
ISS  votes  proxies  in  accordance  with  the  Wells  Fargo  Proxy   Guidelines
established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3.   Responsibilities

     (A)  Proxy Administrator

     Wells  Capital  Management  has  designated  a Proxy  Administrator  who is responsible  for  administering  and overseeing the proxy voting process to ensure  the  implementation  of the  Procedures.  The  Proxy  Administrator
     monitors ISS to determine that ISS is accurately applying the Procedures as set forth  herein and that  proxies  are voted in a timely and  responsible manner. The Proxy Administrator  reviews the continuing  appropriateness of the  Procedures  set forth  herein,  recommends  revisions as necessary and provides an annual update on the proxy voting process.

     (i)  Voting  Guidelines.  Wells  Fargo  Proxy  Guidelines  set forth  Wells
          Fargo's proxy policy  statement and  guidelines  regarding how proxies will be voted on the issues  specified.  ISS will vote  proxies for or against as directed by the guidelines.  Where the guidelines specify a
          "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds  established in the proxy  guidelines.
          In  addition,   proxies  relating  to  issues  not  addressed  in  the
          guidelines,  especially foreign  securities,  Wells Capital Management will defer to ISS Proxy  Guidelines.  Finally,  with respect to issues for which a vote for or against is  specified by the  Procedures,  the
          Proxy  Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy  Committee  or the  portfolio  manager  covering the subject security if the Proxy  Committee or the portfolio  manager  determines that a  case-by-case  review  of such  matter is  warranted,  provided however,  that such authority to deviate from the Procedures shall not be  exercised if the Proxy  Administrator  is aware of any conflict of interest as described further below with respect to such matter.

     (ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting  discretion in accordance with the voting philosophy of the
          Wells Fargo Proxy  Guidelines.  In cases where a proxy is forwarded by
          ISS  to  the  Proxy  Administrator,  the  Proxy  Administrator  may be
          assisted in its voting  decision  through  receipt of: (i) independent
          research  and  voting   recommendations   provided  by  ISS  or  other
          independent   sources;   or  (ii)  information   provided  by  company
          managements  and  shareholder  groups.  In the  event  that the  Proxy
          Administrator  is aware of a material  conflict of interest  involving
          Wells  Fargo/Wells   Capital  Management  or  any  of  its  affiliates
          regarding  a proxy that has been  forwarded  to him or her,  the Proxy
          Administrator  will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

          Voting decisions made by the Proxy  Administrator  will be reported to
          ISS to ensure that the vote is registered in a timely manner.

     (iii)Securities on Loan. As a general  matter,  securities on loan will not be recalled to facilitate  proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

     (iv) Conflicts of Interest. Wells Capital Management has obtained a copy of
          ISS policies,  procedures and practices  regarding potential conflicts of  interest  that could arise in ISS proxy  voting  services to Wells
          Capital  Management  as a result of business  conducted by ISS.  Wells
          Capital  Management  believes that potential  conflicts of interest by
          ISS are minimized by these policies,  procedures and practices, a copy of which is attached  hereto as Appendix B. In  addition,  Wells Fargo and/or  Wells  Capital  Management  may have a  conflict  of  interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or
          Wells Capital  Management or its affiliates  have other  relationships with the issuer of the proxy. Wells Capital Management  believes that, in  most  instances,  any  material  conflicts  of  interest  will  be minimized  through a strict and  objective  application  by ISS of the
          voting   guidelines   attached   hereto.   However,   when  the  Proxy
          Administrator is aware of a material conflict of interest  regarding a
          matter  that  would   otherwise   require  a  vote  by  Wells  Capital
          Management,  the  Proxy  Administrator  shall  defer to ISS to vote in conformance with the voting guidelines of ISS. In addition,  the Proxy
          Administrator  will seek to avoid any undue  influence  as a result of any material  conflict of interest that exists between the interest of a client and Wells  Capital  Management or any of its  affiliates.  To this end, an independent  fiduciary engaged by Wells Fargo will direct the Proxy  Administrator  on voting  instructions  for the Wells Fargo proxy.

     (B)  ISS

     ISS has been delegated with the following responsibilities:

     (i)  Research and make voting  determinations  in accordance with the Wells
          Fargo Proxy Guidelines described in Appendix A;

     (ii) Vote and submit proxies in a timely manner;

     (iii) Handle other administrative functions of proxy voting;

     (iv) Maintain records of proxy statements received in connection with proxy votes  and  provide  copies of such  proxy  statements  promptly  upon request;

     (v)  Maintain records of votes cast; and

     (vi) Provide  recommendations  with  respect  to proxy  voting  matters  in general.

     (C)  Except in instances  where  clients have  retained  voting  authority,
          Wells Capital  Management will instruct  custodians of client accounts to forward all proxy  statements and materials  received in respect of client accounts to ISS.

     (D)  Notwithstanding the foregoing,  Wells Capital Management retains final authority and fiduciary responsibility for proxy voting.

4.   Record  Retention.  Wells  Capital  Management  will maintain the following records relating to the implementation of the Procedures:

     (i)  A copy of these proxy voting polices and procedures;
     (ii) Proxy  statements  received  for  client  securities  (which  will  be satisfied by relying on EDGAR or ISS);
     (iii)Records  of votes cast on behalf of clients  (which ISS  maintains  on behalf of Wells Capital Management);
     (iv) Records of each written  client  request for proxy voting  records and
          Wells  Capital  Management's  written  response to any client  request
          (written or oral) for such records; and
     (v)  Any documents  prepared by Wells  Capital  Management or ISS that were material to making a proxy voting decision.

     Such proxy voting  books and records  shall be  maintained  at an office of
Wells  Capital  Management  in an easily  accessible  place for a period of five years.

5.   Disclosure  of Policies  and  Procedures.  Wells  Capital  Management  will disclose to its clients a summary  description  of its proxy  voting  policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients  upon request by calling  1-800-736-2316.  It is also posted on Wells
Capital Management website at www.wellscap.com.

     Wells Capital Management will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact
us        at         1-800-736-2316         or        by        e-mail        at
http://www.wellscap.com/contactus/index.html  to  request  a record  of  proxies voted on their behalf.

     Except as otherwise required by law, Wells Capital Management has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2005

                                   APPENDIX A

                WELLS FARGO BANK PROXY GUIDELINES AND PHILOSOPHY
                                    FOR 2005

                                  INTRODUCTION

Wells Fargo Trust has adopted a system-wide  philosophy statement and guidelines for voting of proxies  for  fiduciary  and  agency  accounts  where we have sole
voting  authority  or  joint  voting   authority  (with  other   fiduciaries  or
co-actors).

The voting of proxies is the  responsibility of the Wells Fargo Proxy Committee, which is appointed each year by the Trust Operating  Committee  (TOC). A monthly review  and  approval  of voting  activity  is the  responsibility  of the Trust
Investment Committee (TIC).

Most Wells Fargo  fiduciary  entities have appointed  Institutional  Shareholder
Services (ISS) as their agent to vote proxies,  following Wells Fargo guidelines to assure consistent application of the philosophy and voting guidelines and for efficiency  of  operations  and  processing  since we share a single  system and processing  capability.  Wells Fargo Bank  administers the proxy voting process, including  development and maintenance of proxy voting guidelines.

                             PROXY POLICY STATEMENT

A.   Proxies  relating to  fiduciary  accounts  must be voted for the  exclusive benefit of the trust beneficiary.  Proxy votes should be cast based upon an analysis of the impact of any proposal on the  economic  value of the stock during the time the stock is intended to be held by a fiduciary account.

B.   Because the acquisition and retention of a security reflects  confidence in management's  ability to generate  acceptable  returns for the shareholder, certain  proxy issues  involving  corporate  governance  should be voted as recommended by management.  These issues are listed in the proxy guidelines incorporated in this document.

C.   We encourage the Board of Directors to request  powers which can be used to enhance the economic value of the stock by encouraging  negotiation  with a potential acquirer or by discouraging coercive and undervalued offers:

     1.   The  decision  as to  whether  or not a Board of  Directors  should be granted these powers will be based upon:

          o    an evaluation of the  independence of the Board in its attempt to maximize shareholder value and,

          o    upon an  evaluation  that the specific  power being  requested is reasonable  in light of our  objective  to maximize  the economic value of the stock and is not, in itself, abusive.

          Proxy issues that will be evaluated and voted in accordance  with this standard are listed in the guidelines.

     2.   We will evaluate  proposals where a Board of Directors has requested a change in their  powers of  corporate  governance  that  increase  the powers of the Board with respect to potential acquisition transactions as follows:

          a.   An  evaluation  will  be  made of the  Board's  independence  and performance  as  determined  by  a  review  of  relevant  factors including:

               1)   Length of service of senior management

               2)   Number/percentage of outside directors

               3)   Consistency of performance (EPS) over the last five years

               4)   Value/growth of shares relative to industry/market averages

               5)   Clear  evidence  of  management   and/or  strategy   changes
                    implemented  by the Board  which  are  designed  to  improve company performance and shareholder value

          b.   If the  Board  is  viewed  to be  independent  and the  financial performance of the Company has been good:

               1)   An evaluation will be made as to the  appropriateness of the power or change being requested,  if properly exercised,  to enhance the economic value of the stock.

               2)   If the provision  itself is not viewed to be  unnecessary or abusive  (irrespective  of the  manner  in  which  it may be exercised),  then the  proxy  will be voted in favor of such proposal.

          c.   If the Board is not viewed as independent,  or the performance of the Company has not been good,  or if the proposal is  determined to be inappropriate,  unnecessary, unusual, or abusive, the proxy will be voted against such proposal.

          d.   If the Proxy Committee  deems it appropriate,  the Company may be offered the  opportunity to present the Board's and  management's position to the Committee.

D.       Our process for evaluating shareholder proposals will be as follows:

          1.   If the  proposal  relates  to issues  that do not have a material economic  impact on the  value of the  stock,  the proxy  will be voted as recommended by management.

          2.   If the proposal has a potential  economic  impact on the value of the stock,  the analysis  outlined in paragraph C.2 above will be made.  If the Board is viewed as  independent  and the  financial performance of the Company has been good,  then the proxy will be voted as recommended by management.

          3.   Standard  shareholder  proposals  will be voted as  indicated  on
               Exhibit C.

E.   The Proxy Committee will ensure that adequate  records are maintained which reflect (i) how and pursuant to which  guidelines  proxies are voted,  (ii)
     that  proxies  and  holdings  are  being  reconciled,   and  (iii)  whether
     reasonable efforts are being made to obtain any missing proxies.

F.   This Proxy Policy  Statement may be disclosed to any current or prospective trust  customer  or  beneficiary.  Disclosure  of proxy  voting in specific accounts  shall be made when  requested by the plan  sponsor,  beneficiary, grantor,  owner,  or any other  person  with a  beneficial  interest in the account.

G.   Wells Fargo Bank employs  Institutional  Shareholder  Services (ISS) as its proxy voting agent,  responsible for analyzing  proxies and  recommending a voting position consistent with the Wells Fargo Proxy Guidelines. On issues where the Wells Fargo Proxy  Guidelines  are silent,  Wells Fargo Bank will defer to the ISS Proxy Guidelines, particularly in the case of global proxy issues.  The Wells  Fargo  Proxy  Committee  is  responsible  for the final decision on the voting of all proxies for Wells Fargo Bank.

H.   The Wells Fargo Proxy  Committee  has taken the  following  steps to ensure that  material  conflicts of interest are avoided  between the interests of the client (fund  shareholders and trust  beneficiaries),  on the one hand, and the  investment  adviser,  corporation,  principal  underwriter,  or an affiliated  person of the trust account,  fund,  its investment  adviser or principal underwriter, on the other hand.

     1.   The Wells Fargo Proxy Committee  requires that all proxies relating to fiduciary accounts must be voted for the exclusive benefit of the fund shareholder and trust beneficiary.

     2.   The Wells Fargo Proxy Committee has adopted system-wide, written proxy guidelines and procedures for voting proxies to ensure  consistency in voting proxies across all accounts.

     3.   Wells Fargo has hired ISS as our  proxy-voting  agent in analyzing and recommending  a voting  position  on all  proxies  (based on the Wells
          Fargo Proxy  Guidelines)  to ensure  independence  and  consistency in analysis,  interpretation  and  implementation  of  the  proxy  voting process.

     4.   Wells Fargo hires an  independent  fiduciary to direct the Wells Fargo
          Proxy Committee on voting instructions for the Wells Fargo proxy.

     5.   Proxy guidelines,  which are implemented on a case-by-case  basis, are
          evaluated   consistently   across  proxies  on  the  basis  of  rigid,
          quantifiable thresholds.

     6.   The Wells Fargo organization has a wall of confidentiality between the
          commercial   bank  and  its  lending   activities  and  the  fiduciary
          responsibilities within the trust world.

     7.   Proxy voting  recommendations are not shared with senior management of
          Wells Fargo prior to casting  our proxy vote,  plus senior  management has  expressly  requested  that they not be informed  on proxy  voting issues.

     8.   The Wells Fargo Proxy  Committee has final authority in exercising our fiduciary responsibility of voting proxies.

     9.   The Wells Fargo proxy  voting  record is  available  for review by the client.

Uncontested Election of Directors or Trustees

WFB will generally vote for all uncontested  director or
trustee  nominees.  The Nominating  Committee  is in the
best  position  to  select  nominees  who  are available
and capable of working  well  together to oversee              FOR
management  of the company.

WFB will  withhold  votes for a director if the nominee        WITHHOLD
fails to attend at least 75% of the board and committee
meetings without a valid excuse.

WFB will vote against  routine  election of  directors         AGAINST
if any of the  following apply:  company  fails to
disclose  adequate  information  in a timely  manner,
serious  issues  with the  finances,  questionable
transactions,  conflicts  of interest,  record of abuses
against minority shareholder interests,  bundling of
director elections, and/or egregious governance practices.

WFB will withhold  votes from the entire board  (except
for new nominees) where the director(s) receive more than      WITHHOLD
50% withhold votes out of those cast and the issue that
was the underlying cause of the high level of withhold
votes has not been addressed.

Ratification of Auditors

WFB will vote against  auditors and withhold votes from        AGAINST/
audit committee  members if non-audit fees are greater         WITHHOLD
than audit fees, audit-related fees, and permitted tax
fees, combined.  WFB will follow the disclosure categories
being proposed by the SEC in applying the above formula.

With the above exception, WFB will generally vote for          FOR
proposals to ratify auditors unless:

o    an auditor has a financial interest in or association     AGAINST
     with the company, and is therefore not independent,
     or
o    there is reason to believe  that the  independent         AGAINST
     auditor has rendered an opinion that is neither
     accurate nor indicative of the company's  financial
     position.

WFB will vote against  proposals that require auditors to      AGAINST
attend annual meetings as auditors are regularly reviewed
by the board audit committee, and such attendance is
unnecessary.

WFB will consider shareholder proposals requiring companies    CASE-BY-CASE
to prohibit their auditors from engaging in non-audit
services on a case-by-case basis (or cap level of non-audit
services).

WFB will vote for shareholder proposals requesting a           FOR
shareholder vote for audit firm ratification.

WFB will vote against shareholder proposals asking for         AGAINST
audit firm rotation. This practice is viewed as too
disruptive and too costly to implement for the benefit
achieved.

For foreign corporations, WFB will consider on a case-         CASE-BY-CASE
by-case  basis if the auditors are being changed without
an explanation, or if the nonaudit-related fees are
substantial  or in excess of standard audit fees, as the
importance of maintaining the independence of the audit
function is important.

Specifically for Japan, WFB will consider voting against       AGAINST
the appointment of independent internal statutory auditors
if they have served the company in any executive capacity,
or can be considered affiliated in any way. Japan enacted
laws in 1993, which call for the establishment of a three-
member audit committee of independent auditors.

Specifically for Japan, WFB will classify any proposed
amendment to companies' articles of incorporation
lengthening the internal auditors' term in office to four
years from three years as a negative provision. Since this
is mandated by law, this amendment would not warrant an
automatic vote recommendation against.

Directors and Auditor's Reports

For foreign corporations, WFB will generally vote for          FOR
proposals  to approve directors' and auditors' reports,
unless:

o    there are  concerns  about the  accuracy of the           AGAINST
     accounts  presented or the auditing procedures used;
o    the company is not responsive to shareholder questions    AGAINST
     about specific items that should be publicly disclosed.

The  directors' report usually includes a review of the
company's  performance during the year, justification of
dividend levels and profits or losses, special events such
as acquisitions or disposals, and future plans for the
company. Shareholders can find reference to any irregularities or problems with the company in the auditors report.

Company Name Change/Purpose

WFB will vote for  proposals  to change the company name       FOR
as management and the board is best suited to determine if
such change in company name is necessary.

However, where the name change is requested in connection      CASE-BY-CASE
with a reorganization of the company, the vote will be
based on the merits of the reorganization.

In addition,  WFB will  generally vote for proposals to        FOR
amend the purpose of the company.  Management is in the
best position to know whether the  description of what
the company does is accurate, or whether it needs to be
updated by deleting, adding or revising language.

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

WFB will vote for proposals to adopt,  amend or increase       FOR
authorized  shares for employee  stock  purchase  plans
and  401(k)  plans for  employees  as  properly structured
plans enable employees to purchase common stock at a slight
discount and thus own a beneficial interest in the company,
provided that the total cost of the company's plan is not
above the allowable cap for the company.

Similarly, WFB will generally vote for proposals to adopt      FOR
or amend thrift and savings plans, retirement plans,
pension plans and profit plans.

Approve Other Business

WFB will generally vote for proposals to approve other         FOR
business.  This transfer of authority allows the
corporation to take certain  ministerial steps that may
arise at the annual or special meeting.

However, WFB retains the discretion to vote against such       AGAINST
proposals if adequate information  is not  provided  in
the  proxy  statement,  or  the  measures  are significant
and no further approval from shareholders is sought.

Independent Board Chairman

WFB will vote against proposals requiring that the             AGAINST
positions of chairman and CEO be held separately.

WFB would prefer to see the chairman and chief executive
positions be held by different  individuals.  However,
separation of the two positions may not be in shareholders'
best  interests if the company has a limited  roster of
executive officers, or a recently organized company may
need to combine these positions temporarily.  It should
also be noted that we support independence and would
support a lead independent director. However, separating
the chairman and CEO in most companies would be too
disruptive to the company.

Specifically in the U.K., WFB will vote against a director     AGAINST
nominee who is both chairman and CEO if there is no
adequate justification provided by the company.

Independent Board of Directors/Board Committees

WFB will vote for proposals requiring that two-thirds          FOR
of  the  board  be independent  directors,  unless the
board is effectively in compliance  with the request
based on WFB's definition of independence. An independent
board faces fewer conflicts and is best prepared to protect
stockholders' interests.

WFB will withhold votes from insiders and affiliated           WITHHOLD
outsiders on boards that are not at least majority
independent.

WFB will withhold  votes from  compensation  committee         WITHHOLD
members where there is a pay-for-performance disconnect
(for Russell 3000 companies).

WFB will vote for proposals requesting that the board          FOR
audit, compensation and/or nominating committees be
composed of independent  directors,  only.  Committees
should be composed entirely of independent directors in
order to avoid conflicts of interest.

WFB will withhold votes from any insiders or affiliated        WITHHOLD
outsiders on audit, compensation or nominating committees.
WFB will withhold votes from any insiders or affiliated
outsiders on the board if any of these key committees has
not been established.

Specifically in Canada, WFB will insert strong language
in our analyses to highlight our disapproval of the
`single-slate'  approach and call on companies to unbundle
the director nominees up for election/reelection.

Specifically in France, Management may propose a different     CASE-BY-CASE
board structure. The French Commercial Code gives companies
three options in respect to their board structure. WFB
will examine these proposals on a case-by-case basis.

Specifically in Japan, in cases where a company has            AGAINST
committed some fraudulent or criminal  act,  WFB  will
vote  against  the  representative   director(s)  and
individuals personally implicated in the wrongdoing.

In  addition,  WFB will vote against proposals asking the      AGAINST
board to address the issue of board diversity.

WFB will vote against  proposals  from  shareholders           AGAINST
requesting an  independent compensation consultant.

Minimum Stock Requirements by Directors

WFB will vote against proposals requiring directors to own     AGAINST
a minimum number of shares of company stock in order to
qualify as a director,  or to remain on the board.  Minimum
stock ownership requirements can impose an across-the-board
requirement that could prevent qualified individuals from
serving as directors.

Indemnification and Liability Provisions for Directors and Officers

WFB will vote for proposals to allow indemnification of        FOR
directors and officers, when the actions taken were on
behalf of the company and no criminal  violations occurred.
WFB will  also  vote in  favor of  proposals  to  purchase
liability insurance  covering  liability in connection
with those  actions.  Not allowing companies to indemnify
directors and officers to the degree  possible under the
law would limit the ability of the company to attract
qualified individuals.

Alternatively, WFB will vote against indemnity proposals       AGAINST
that are overly broad. For example, WFB will oppose
proposals to indemnify directors for acts going beyond
mere carelessness, such as gross negligence, acts taken
in bad faith, acts not otherwise allowed by state law or
more serious  violations of fiduciary obligations.

For foreign corporations, WFB will vote against providing      AGAINST
indemnity insurance to auditors as payment of such fees
by the  company on behalf of the auditor  calls into
question the objectivity of the auditor in carrying out
the audit.

Board or Management Acts

For  foreign  corporations,  WFB will  vote for the            FOR
discharge  of the board and management unless:

o    there are serious  questions  about actions of the        AGAINST
     board or management  for the year in question;
o    legal action is being taken against the board by          AGAINST
     shareholders.

Discharge is a tacit vote of confidence in the  company's
corporate  management and  policies  and does not
necessarily  eliminate  the  possibility  of future
shareholder action, although it does make such action more
difficult to pursue.

Nominee Statement in the Proxy

WFB will vote against  proposals that require board            AGAINST
nominees to have a statement of candidacy in the proxy,
since the proxy statement  already provides adequate
information pertaining to the election of directors.

Limitation on Number of Boards a Director May Sit On

WFB will withhold votes from directors who sit on more         WITHHOLD
than six boards.

Director Tenure/Retirement Age

WFB will vote  against  proposals  to limit  the  tenure       AGAINST
or  retirement  age of directors  as such  limitations
based  on an  arbitrary  number  could  prevent qualified
individuals from serving as directors.

Board Powers/Procedures/Qualifications

WFB will consider on a case-by-case  basis proposals to        CASE-BY-CASE
amend the  corporation's By-laws so that the Board of
Directors shall have the power,  without the assent or
vote of the shareholders,  to make, alter, amend, or
rescind the By-laws, fix the amount to be reserved as
working  capital,  and fix the number of  directors and
what number shall  constitute a quorum of the Board.  In
determining  these issues, WFB will rely on the proxy
voting Guidelines.

Loans to Officers

WFB will consider on a case-by-case basis proposals to         CASE-BY-CASE
authorize the corporation to make loans or to guarantee
the obligations of officers of the corporation or any of
its affiliates.

Adjourn Meeting to Solicit Additional Votes

WFB will examine proposals to adjourn the meeting to           CASE-BY-CASE
solicit additional votes on a case-by-case basis. As
additional solicitation may be costly and could result in
coercive pressure on shareholders, WFB will consider the
nature of the proposal and its vote recommendations for
the scheduled meeting.

WFB will vote for this item when:

WFB is supportive of the  underlying  merger  proposal;        FOR
the company  provides a sufficient, compelling reason to
support  the  adjournment  proposal;  and the authority
is limited to adjournment proposals requesting the
authority to adjourn solely to solicit proxies to approve
a transaction the WFB supports.

Contested Election of Directors or Trustees
Reimbursement of Solicitation Expenses

WFB will consider contested elections on a case-by-case        CASE-BY-CASE
basis,  considering the following  factors:  long-term
financial  performance  of  the  target  company relative
to its industry; management's track record;  background
of the proxy contest;   qualifications   of  director  or
trustee  nominees  (both slates); evaluation of what each
side is offering  shareholders as well as the likelihood
that  the  proposed  objectives  and  goals  can be  met;
and  stock  ownership positions.

In addition,  decisions to provide  reimbursement  for         CASE-BY-CASE
dissidents waging a proxy contest are made on a
case-by-case basis as proxy contests are governed by a
mix of federal regulation, state law, and corporate charter
and bylaw provisions.

Board Structure: Staggered vs. Annual Elections

WFB will consider the issue of classified  boards on a         CASE-BY-CASE
case-by-case  basis.  In some cases, the division of the
board into classes, elected for staggered terms, can
entrench the incumbent management and make them less
responsive to shareholder concerns. On the other hand, in
some cases,  staggered elections may provide for the
continuity of experienced directors on the Board.

For foreign  corporations, WFB will vote for the               FOR
elimination of protected board seats, as all directors
should be accountable to shareholders.

Removal of Directors

WFB will consider on a case-by-case  basis proposals to        CASE-BY-CASE
eliminate  shareholders' rights to remove  directors with
or without cause or only with approval of two-thirds or
more of the shares entitled to vote.

However,  a  requirement  that a 75% or greater  vote be       AGAINST
obtained for removal of directors is abusive and will
warrant a vote against the proposal.

Board Vacancies

WFB will vote against  proposals that allow the board to       AGAINST
fill vacancies without shareholder approval as these
authorizations run contrary to basic shareholders' rights.

Alternatively, WFB will vote for proposals that permit         FOR
shareholders  to elect directors to fill board vacancies.

Cumulative Voting

WFB will  vote on  proposals  to  permit  or  eliminate        CASE-BY-CASE
cumulative  voting on a case-by-case basis, in accordance
with its proxy voting guidelines.  However, if the board
is elected annually we will not support cumulative voting.

Shareholders' Right To Call A Special Meeting
Shareholder Ability to Act by Written Consent

Proposals providing that stockholder action may be taken       CASE-BY-CASE
only at an annual or special meeting of stockholder and
not by written  consent,  or increasing the shareholder
vote necessary to call a special meeting, will be voted
on a case by case basis in accordance with the proxy
voting guidelines.

Board Size

WFB will vote for proposals that seek to fix the size of       FOR
the  board,  as the ability for management to increase or
decrease the size of the board in the face of a proxy
contest may be used as a takeover defense.

However, if the company has cumulative voting, downsizing      AGAINST
the board may decrease a minority shareholder's chances
of electing a director.

By increasing the size of the board, management can make
it more difficult for dissidents to gain control of the
board.  Fixing  the size of the board also prevents a
reduction in the board size as a means to oust independent
directors or those who cause friction within an otherwise
homogenous board.

Shareholder Rights Plan (Poison Pills)

WFB will  generally  vote for  proposals  that  request a      FOR
company  to submit its poison pill for shareholder
ratification.

WFB will  withhold  votes from all  directors (except for      WITHHOLD
new  nominees) if the company has adopted or renewed a
poison pill without shareholder approval since the company's last  annual  meeting,  does  not put the  pill to a vote
at the current  annual  meeting,  and does not have a
requirement or does not commit to put the pill to
shareholder vote within 12 months.

Alternatively,  WFB will analyze proposals to redeem a         CASE-BY-CASE
company's poison pill, or requesting the ratification of
a poison pill on a case-by-case basis.

Specifically for Canadian  companies,  WFB will consider       CASE-BY-CASE
on a case-by-case basis poison  pill  plans  that contain
a  permitted  bid  feature  as they  require shareholder
ratification of the pill and a sunset  provisions whereby
the pill expires unless it is renewed, and they specify
that an all cash bid for all shares (or more recently
majority of shares) that  includes a fairness  opinion
and evidence of financing does not trigger the bill but
forces a special meeting at which the offer is put to a
shareholder  vote.  Also,  WFB will also consider the
balance of powers granted between the board and
shareholders by the poison pill provisions.

Poison pills are one of the most potent anti-takeover
measures and are generally adopted by boards without
shareholder approval. These plans harm shareholder value
and entrench management by deterring stock acquisition
offers that are not favored by the board.

Fair Price Provisions

WFB will consider fair price provisions on a case-by-case      CASE-BY-CASE
basis,  evaluating factors such as the vote required to
approve the proposed  mechanism,  the vote required to
approve the proposed  acquisition,  the vote  required to
repeal the fair price provision, and the mechanism for
determining the fair price.

WFB will vote against fair price provisions with shareholder   AGAINST
vote requirements of 75% or more of disinterested shares.

Greenmail

WFB will generally vote in favor of proposals limiting the     FOR
corporation's authority to purchase shares of common stock
(or other outstanding securities) from a holder of a stated
interest (5% or more) at a premium unless the same offer
is  made  to  all  shareholders.  These  are  known  as
"anti-greenmail" provisions. Greenmail discriminates
against rank-and-file shareholders and may have an adverse
effect on corporate image.

If the  proposal is bundled  with other  charter or bylaw      CASE-BY-CASE
amendments,  WFB will analyze such proposals on a
case-by-case  basis. In addition, WFB will analyze
restructurings that involve the payment of pale greenmail
on a  case-by-case basis.

Voting Rights

WFB will vote for  proposals  that seek to maintain  or        FOR
convert to a  one-share, one-vote  capital  structure  as
such a principle ensures that management is accountable
to all the company's owners.

Alternatively, WFB will vote against any proposals to cap      AGAINST
the number of votes a shareholder  is  entitled  to. Any
measure  that places a ceiling on voting may entrench
management and lessen its interest in maximizing
shareholder value.

Dual Class/Multiple-Voting Stock

WFB will vote against proposals that authorize,  amend or      AGAINST
increase dual class or multiple-voting stock which may be
used in exchanges or recapitalizations.  Dual class or
multiple-voting stock carry unequal voting rights,  which
differ from those of the broadly traded class of common
stock.

Alternatively,   WFB  will   vote  for  the   elimination      FOR
of dual class or multiple-voting stock, which carry
different rights than the common stock.

For foreign  corporations,  WFB will vote for proposals        FOR
that create preference shares, provided the loss of voting
rights is adequately compensated with a higher dividend
and the total amount of preference  share capital is not
greater than 50% of the total outstanding. Preference
shares are a common and legitimate form of corporate
financing and can enhance shareholder value.

Supermajority Vote Provisions

WFB will generally  consider on a case-by-case  basis          CASE-BY-CASE
proposals to increase the shareholder  vote necessary to
approve  mergers,  acquisitions, sales of assets etc. and
to amend the corporation's  charter or by-laws. The factors
considered are those specified in the proxy guidelines.

However, a supermajority requirement of 75% or more is         AGAINST
abusive and WFB will vote against proposals that provide
for them.

Supermajority vote provisions require voting approval in
excess of a simple majority  of the  outstanding  shares
for a  proposal.  Companies  may  include supermajority
lock-in  provisions,  which  occur  when  changes  are
made to a corporation's governing documents, and once
approved, a supermajority vote is required to amend or
repeal the changes.

Confidential Voting

WFB will vote for proposals to adopt confidential voting.      FOR

Vote Tabulations

WFB will vote against  proposals  asking  corporations         AGAINST
to refrain from counting abstentions and broker non-votes
in their vote tabulations and to eliminate the company's
discretion to vote unmarked proxy ballots.  Vote counting
procedures are  determined  by a number of different
standards, including  state law, the federal proxy rules,
internal corporate policies, and mandates of the various
stock exchanges.

Specifically in Japan, WFB will vote against management        AGAINST
proposals amending their articles to relax their quorum
requirement for special  resolutions  (including mergers,
article  amendments,  and option plans) from one-half to
one- third of issued capital (although  such  resolutions
would  still  require two-thirds majority of votes cast).

Equal Access to the Proxy

WFB will evaluate Shareholder proposals requiring              CASE-BY-CASE
companies to give shareholders access to the proxy ballot
for the purpose of  nominating  board  members,  on a
case-by-case  basis taking into account the ownership
threshold proposed in the resolution  and the  proponent's
rationale  for the  proposal  at the  targeted
company in terms of board and director conduct.

Disclosure of Information

WFB will vote against  shareholder  proposals  requesting      AGAINST
fuller  disclosure of company policies, plans, or business
practices.  Such proposals rarely enhance shareholder
return and in many cases would require  disclosure of
confidential business information.

Annual Meetings

WFB will vote for  proposals to amend  procedures  or          FOR
change date or location of the annual meeting.  Decisions
as to procedures,  dates or locations of meetings are best
placed with management.

Alternatively,  WFB will vote against proposals from           AGAINST
shareholders  calling for a change  in the  location  or
date of  annual  meetings as no date or location proposed
will be acceptable to all shareholders.

WFB will generally vote in favor of proposals to reduce        FOR
the quorum necessary for shareholders'  meetings, subject
to a  minimum  of a  simple  majority  of the company's
outstanding voting shares.

Shareholder Advisory Committees/Independent Inspectors

WFB will vote  against  proposals  seeking  to  establish      AGAINST
shareholder  advisory committees or independent inspectors.
The existence of such bodies dilutes the responsibility
of the board for managing the affairs of the corporation.

Technical Amendments to the Charter of Bylaws

WFB will generally vote in favor of charter and bylaw          FOR
amendments proposed solely to conform with modern business
practices, for simplification, or to comply with what
management's counsel interprets as applicable law.

However,  amendments that have a material effect on            CASE-BY-CASE
shareholder's rights will be considered on a case-by-case
basis.

Bundled Proposals

WFB will vote for bundled or "conditional" proxy proposals     CASE-BY-CASE
on a  case-by-case basis, as WFB will examine the benefits
and costs of the packaged  items, and determine if the
effect of the conditioned items are in the best interests
of shareholders.

Common Stock Authorizations/Reverse Stock Splits/Forward Stock Splits

WFB will consider requests for increases in authorized         CASE-BY-CASE
common  stock on a case-by-case basis.  Factors to be
considered include the company's industry and performance.
These stock increases may be for a proposed stock split,
issuance of shares for acquisitions, or for general
business purposes.

Also to be  considered  is whether  the purpose of the         AGAINST
proposed  increase is to strengthen takeover defenses,
in which case WFB will vote against the proposal. Such
increases  give  management  too much power and are beyond
what a company would normally need during the course of a
year. They may also allow  management to freely place the
shares with an  allied  institution  or set the terms and
prices of the new shares.

For reverse stock splits, WFB will generally vote for          FOR
proposals to implement the split provided the number of
authorized common shares is reduced to a level that does
not represent an unreasonably large increase in authorized
but unissued shares.  The failure to reduce authorized
shares  proportionally to any reverse split has potential
adverse   anti-takeover   consequences.   However,   such
circumstances  may be warranted if delisting of the
company's  stock is imminent and would result in greater
harm to  shareholders  than the  excessive  share
authorization.

WFB will generally vote in favor of forward stock splits.      FOR

Dividends

WFB will vote for proposals to allocate income and set         FOR
dividends.

WFB will also vote for proposals that authorize a dividend     FOR
reinvestment program as it allows investors to receive
additional stock in lieu of a cash dividend.

However,  if a proposal for a special bonus  dividend is       AGAINST
made that  specifically rewards a certain class of
shareholders over another,  WFB will vote against the
proposal.

WFB will also vote against proposals from shareholders         AGAINST
requesting management to redistribute  profits or
restructure investments.  Management is best placed to
determine how to allocate corporate earnings or set
dividends.

In addition, WFB will vote for proposals to set director       FOR
fees.

Reduce the Par Value of the Common Stock

WFB will vote for proposals to reduce the par value of         FOR
common stock.

Preferred Stock Authorization

WFB will generally vote for proposals to create preferred      FOR
stock in cases where the  company expressly  states  that
the stock  will not be used as a  takeover defense  or
carry  superior  voting  rights,  or where  the stock may
be used to consummate beneficial acquisitions, combinations
or financings.

Alternatively,  WFB will vote against  proposals to            AGAINST
authorize or issue preferred stock if the  board  has
asked  for the  unlimited  right to set the  terms and
conditions  for the stock and may issue it for  anti-
takeover  purposes  without shareholder approval (blank
check preferred stock).

In addition,  WFB will vote against  proposals to issue        AGAINST
preferred  stock if the shares to be used have  voting
rights greater than those available to other shareholders.

WFB will vote for  proposals  to require  shareholder          FOR
approval  of blank check preferred stock issues for other
than general  corporate  purposes (white squire
placements).

Finally,  WFB will  consider on a  case-by-case  basis         CASE-BY-CASE
proposals  to modify the rights of preferred shareholders
and to increase or decrease the dividend rate of preferred
stock.

Reclassification of Shares

WFB will consider  proposals to reclassify a specified         CASE-BY-CASE
class or series of shares on a case-by-case basis.

Preemptive Rights

WFB will generally vote for proposals to eliminate             FOR
preemptive rights. Preemptive rights are unnecessary to
protect shareholder  interests due to the size of most
modern companies, the number of investors and the
liquidity of trading.

In addition,  specifically for foreign corporations,  WFB      FOR
will vote for issuance requests  with  preemptive  rights
to a  maximum  of 100%  over  current  issued capital.
In addition,  WFB will vote for issuance  requests without
preemptive rights to a maximum of 20% of currently issued
capital.  These requests are for the  creation  of pools
of capital  with a specific  purpose  and cover the full
range of corporate financing needs.

Share Repurchase Plans

WFB will vote for share repurchase plans, unless:              FOR

o there is clear evidence of past abuse of the authority;      AGAINST
  or
o the plan contains no safeguards against selective            AGAINST
  buy-backs.

Corporate stock  repurchases are a legitimate use of
corporate funds and can add to long-term shareholder
returns.

Executive and Director Compensation Plans

WFB will  analyze on a  case-by-case  basis  proposals         CASE-BY-CASE
on executive or director compensation plans, with the
view that viable  compensation  programs reward the
creation of stockholder  wealth by having a high payout
sensitivity to increases in shareholder  value.  Such
proposals may seek shareholder  approval to adopt a new
plan, or to increase shares reserved for an existing plan.

WFB will  review  the  potential  cost and  dilutive           FOR
effect of the plan.  After determining  how  much  the
plan  will  cost,  ISS  (Institutional  Shareholder
Services)  evaluates  whether the cost is reasonable by
comparing the cost to an allowable  cap. The allowable cap
is  industry-specific,  market  cap-base,  and pegged to
the average amount paid by companies performing in the top
quartile of their peer groups.  If the proposed  cost is
below the  allowable  cap, WFB will vote  for the  plan.
ISS  will  also  apply a pay for  performance  overlay in
assessing equity-based compensation plans for Russell 3000
companies.

If the proposed cost is above the allowable cap, WFB will      AGAINST
vote against the plan.

Among the plan features that may result in a vote against
the plan are:

o    plan   administrators  are  given  the  authority to      AGAINST
     reprice or replace underwater  options;  repricing
     guidelines  will conform to changes in the NYSE and
     NASDAQ listing rules.

WFB will vote against equity plans that have high average      AGAINST
three-year burn rate. (The  burn rate is  calculated  as
the total  number of stock  awards  and stock options
granted  any  given  year  divided  by  the  number  of
common  shares outstanding.)  WFB  will  define  a high
average  three-year  burn  rate as the following:  The
company's most recent  three-year burn rate exceeds one
standard deviation  of its GICS  segmented  by Russell
3000 index and  non-Russell  3000 index; and the company's
most recent  three-year burn rate exceeds 2% of common
shares  outstanding.  For companies  that grant both full
value awards and stock options to their  employees,  WFB
shall apply a premium on full value awards for the past
three fiscal years.

WFB will generally vote for shareholder  proposals             CASE-BY-CASE
requiring  performance-based stock  options  unless  the
proposal  is  overly  restrictive  or  the  company
demonstrates that it is using a substantial portion of
performance-based  awards for its top executives.

WFB will vote for shareholder proposals asking the company     FOR
to expense stock options, as a result of the FASB final
rule on expensing stock options.

WFB will generally vote for shareholder proposals to           FOR
exclude pension fund income in the calculation of earnings
used in determining executive bonuses/compensation.

WFB will generally vote against shareholder proposals to       AGAINST
ban future stock option grants to executives. This may be
supportable in extreme cases where a company is a serial
repricer, has a huge overhang, or has a highly dilutive,
broad-based (non-approved) plans and is not acting to
correct the situation.

WFB will  evaluate shareholder proposals asking companies      CASE-BY-CASE
to adopt  holding periods for their executives on a
case-by-case basis taking into consideration the company's
current holding period or officer share ownership
requirements, as well as actual officer stock ownership
in the company.

For certain OBRA-related  proposals,  WFB will vote for        CASE-BY-CASE
plan provisions that (a) place a cap on  annual  grants
or amend  administrative  features,  and (b) add
performance  criteria  to  existing   compensation  plans
to  comply  with  the provisions of Section 162(m) of the
Internal Revenue Code.

In  addition,  director  compensation  plans may also          CASE-BY-CASE
include  stock plans that provide  directors  with the
option of taking  all or a portion  of their  cash
compensation in the form of stock. WFB will consider these
plans based on their voting power dilution.

WFB will generally vote for retirement plans for directors.    FOR

Specifically in Japan, WFB will vote against option            AGAINST
plans/grants to directors or employees  of  "related
companies,"  even  though  they meet our  criteria  for
dilution and exercise price, without adequate disclosure
and justification.

Specifically in the U.K., WFB will vote against directors      AGAINST
who have  service contracts of three years,  which exceed
best practice and any  change-in-control provisions.
Management may propose director nominees who have service
contracts that exceed the Combined Code's  recommendation
of one-year.  (The exceptions to the code  would be in
cases of new  recruits  with  longer  notice  or  contract
periods, which should, however, be reduced after the
initial period.)

WFB will evaluate  compensation  proposals (Tax Havens)        CASE-BY-CASE
requesting share option schemes or amending an existing
share option scheme on a case-by-case basis.

Stock  options  align  management  interests  with  those
of  shareholders  by motivating  executives  to maintain
stock price  appreciation.  Stock  options, however,  may
harm shareholders by diluting each owner's interest.  In
addition, exercising options can shift the balance of
voting power by increasing executive ownership.

Bonus Plans

WFB will vote for proposals to adopt annual or long-term       FOR
cash or cash-and-stock bonus plans on a case-by-case basis.
These plans enable companies qualify for a tax deduction
under the provisions of Section 162(m) of the IRC. Payouts
under these  plans  may  either  be in  cash or  stock
and  are  usually  tied to the attainment of certain
financial or other  performance  goals. WFB will consider
whether the plan is  comparable to plans adopted by
companies of similar size in the company's industry and
whether it is justified by the company's performance.

For foreign companies, proposals to authorize bonuses to       CASE-BY-CASE
directors and statutory auditors who are retiring from
the board will be  considered  on a  case-by-case basis.

Deferred Compensation Plans

WFB will generally  vote for proposals to adopt or amend
deferred compensation plans as they allow the compensation
committee to tailor the plan to the needs of the executives
or board of directors, unless

o the proposal is embedded in an executive or director         FOR
compensation plan that is contrary to guidelines

Disclosure on Executive or Director Compensation
Cap or Restrict Executive or Director Compensation

WFB will generally vote for shareholder proposals requiring    FOR
companies to report on their executive retirement benefits
(deferred compensation, split-dollar life insurance,
SERPs, and pension benefits.

WFB will generally vote for shareholder proposals              FOR
requesting  to  put extraordinary  benefits  contained in
SERP  agreements  to a  shareholder  vote, unless the
company's  executive pension plans do not contain excessive
benefits beyond what is offered under employee-wide plans.

WFB will generally vote against proposals that (a) seek        AGAINST
additional disclosure of information on executive or
director's  pay, or (b) seek to limit  executive and
director pay.

Golden and Tin Parachutes

WFB will vote for proposals that seek shareholder              FOR
ratification of golden or tin parachutes as shareholders
should have the opportunity to approve or disapprove of
these severance agreements.

Alternatively,  WFB will examine on a case-by-case  basis      CASE-BY-CASE
proposals that seek to ratify or cancel golden or tin
parachutes. Effective parachutes may encourage management
to consider takeover bids more fully and may also enhance
employee morale and productivity. Among the arrangements
that will be considered on their merits are:

o    arrangements guaranteeing key employees continuation
     of base salary for more than three years or lump sum
     payment of more than three times base salary plus
     retirement benefits;
o    guarantees of benefits if a key employee voluntarily
     terminates;
o    guarantees of benefits to employees lower than very
     senior management; and
o    indemnification of liability for excise taxes.

By contrast,  WFB will vote against proposals that would       AGAINST
guarantee benefits in a management-led buyout.

Reincorporation

WFB  will  evaluate  a  change  in  a  company's  state        CASE-BY-CASE
of  incorporation  on a case-by-case  basis.  WFB will
analyze the valid reasons for the proposed  move,
including restructuring efforts, merger agreements, and
tax or incorporation fee savings.  WFB will also  analyze
proposed  changes to the  company  charter and differences
between the states' corporate governance laws.

States  have  adopted  various  statutes  intended  to         CASE-BY-CASE
encourage  companies  to incorporate  in the state. These
may include state takeover  statutes,  control share
acquisition statutes, control share  cash-out  statutes,
freezeout provisions, fair price provisions, and
disgorgement provisions. WFB will examine reincorporations
on a  case-by-case  in light of these statutes and in light
of the corporate  governance  features the company has
adopted to determine whether the reincorporation is in
shareholders' best interests.

In addition, WFB will also examine poison pill endorsements,   CASE-BY-CASE
severance pay and labor contract  provisions, and anti-
greenmail provisions in the context of a state's corporate
governance laws on a case-by-case basis.

WFB  will  evaluate  shareholder   proposals  requiring        CASE-BY-CASE
offshore  companies  to reincorporate into the United
States on a case-by-case basis.

Reincorporation  proposals may have considerable
implications for shareholders, affecting the company's
takeover defenses and possibly its corporate  structure
and rules of governance.

Stakeholder Laws

WFB will vote  against  resolutions  that  would  allow        AGAINST
the  Board to  consider stakeholder interests (local
communities, employees, suppliers, creditors, etc.)
when faced with a takeover offer.

Similarly,  WFB will vote for proposals to opt out of          FOR
stakeholder  laws,  which permit directors,  when taking
action, to weight the interests of constituencies other
than shareholders in the process of corporate  decision-
making.  Such laws allow directors to consider nearly any
factor they deem relevant in discharging their duties.

Mergers/Acquisitions and Corporate Restructurings

WFB will consider proposals on mergers and acquisitions        CASE-BY-CASE
on a case-by-case basis. WFB will determine if the
transaction is in the best economic  interests of the
shareholders. WFB will take into account the following
factors:

o    anticipated financial and operating benefits;
o    offer price (cost versus premium);
o    prospects for the combined companies;
o    how the deal was negotiated;
o    changes in corporate governance and their impact on
     shareholder rights.

In addition, WFB will also consider whether current            CASE-BY-CASE
shareholders would control a minority of the  combined
company's  outstanding  voting  power,  and whether a
reputable  financial  advisor was retained in order to
ensure the  protection of shareholders' interests.

On all other business  transactions,  i.e. corporate           CASE-BY-CASE
restructuring,  spin-offs, asset sales, liquidations, and
restructurings,  WFB will analyze such proposals on a
case-by-case  basis and  utilize  the  majority  of the
above factors in determining what is in the best interests
of  shareholders.  Specifically,  for liquidations,  the
cost versus premium factor may not be applicable, but WFB
may also review the compensation plan for executives
managing the liquidation,

Appraisal Rights

WFB will vote for proposals to restore,  or provide
shareholders with rights of appraisal.

Rights of appraisal provide shareholders who are not           FOR
satisfied with the terms of certain corporate
transactions (such as mergers) the right to demand a
judicial review in order to determine the fair value of
their shares.

Mutual Fund Proxies

WFB will  usually  vote  mutual  fund  proxies  as
recommended  by  management. Proposals may include, and
are not limited to, the following issues:

o    eliminating the need for annual meetings of mutual
     fund shareholders;
o    entering into or extending investment advisory            FOR
     agreements and management contracts;
o    permitting securities lending and participation in
     repurchase agreements;
o    changing fees and expenses; and
o    changing investment policies.

An investment  advisory  agreement is an agreement between
a mutual fund and its financial advisor under which the
financial  advisor provides  investment advice to the fund
in  return  for a fee  based on the  fund's  net  asset
size.  Most agreements require that the particular fund
pay the advisor a fee constituting a small  percentage of
the fund's  average net daily assets.  In exchange for
this consideration,  the investment  advisor  manages the
fund's  account, furnishes investment advice, and provides
office space and facilities to the fund. A new investment
advisory agreement may be necessitated by the merger of
the advisor or the advisor's corporate parent.

Fundamental investment restrictions are limitations within
a fund's articles of incorporation  that limit the
investment  practices of the  particular  fund. As
fundamental, such restrictions  may  only  be  amended
or  eliminated  with shareholder approval. Non-fundamental
investment restrictions may be altered by action of the
board of trustees.

Distribution  agreements  are  agreements  authorized by
guidelines  established under  the  Investment  Company
Act of 1940  and,  in  particular,  Rule  12b-1 thereunder,
between  a  fund  and  its  distributor,  which  provide
that  the distributor is paid a monthly fee to promote
the sale of the fund's shares.

Reorganizations  of funds may include the issuance of
shares for an  acquisition of a fund, or the merger of one
fund into another for purposes of consolidation.

The mutual fund industry is one of the most highly
regulated  industries,  as it is subject  to:  individual
state law under  which the  company is formed;  the federal
Securities Act of 1933; the federal Securities Exchange Act
of 1934; and the federal Investment Company Act of 1940.

Social and Environmental Proposals

WFB will generally vote against social and environmental
proposals by shareholders  as their impact on share value
can rarely be anticipated  with any degree of confidence.
Proposals that limit the business  activity or capability
of the company or result in significant costs do not
benefit shareholder value.

Social and environmental issues that may arise include:

o Energy and Environment
o Repressive Regimes and Foreign Labor Practices
  (South Africa, Northern Ireland, China)
o Military Business
o Maquiladora Standards & International Operations Policies
o World Debt Crisis
o Equal Employment Opportunity & Discrimination
o Animal Rights
o Product Integrity and Marketing
o Human Resources Issues
o Political and Charitable Contributions
o Reference to Sexual Orientation
o Pollution or Climate Change
o Genetically Engineered Ingredients/Seeds
o Board Diversity
o Arctic National Wildlife Refuge
o Greenhouse Gas Emissions
o Renewable Energy Sources

                     GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
                               GMO AUSTRALASIA LLC
                                (TOGETHER "GMO")

                      PROXY VOTING POLICIES AND PROCEDURES

I.   Introduction and General Principles

GMO provides investment advisory services primarily to institutional,  including both ERISA and non-ERISA clients,  and commercial clients.  GMO understands that proxy voting is an integral aspect of security ownership.  Accordingly, in cases where GMO has been  delegated  authority to vote proxies,  that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This policy  permits  clients of GMO to: (1) delegate to GMO the  responsibility and  authority to vote  proxies on their behalf  according to GMO's proxy voting polices and guidelines;  (2) delegate to GMO the responsibility and authority to vote proxies on their  behalf  according  to the  particular  client's own proxy voting  policies and  guidelines;  or (3) elect to vote proxies  themselves.  In instances  where  clients  elect to vote  their  own  proxies,  GMO shall not be responsible for voting proxies on behalf of such clients.

GMO believes that the following policies and procedures are reasonably  designed to ensure that proxy  matters are conducted in the best interest of its clients, in accordance with GMO's fiduciary duties, applicable rules under the Investment
Advisers Act of 1940 and  fiduciary  standards  and  responsibilities  for ERISA clients set out in the Department of Labor interpretations.

II.  Proxy Voting Guidelines

GMO has engaged Institutional  Shareholder  Services,  Inc. ("ISS") as its proxy voting agent to:

     (1)  research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

     (2)  ensure that proxies are voted and submitted in a timely manner;

     (3)  handle other administrative functions of proxy voting;

     (4)  maintain records of proxy statements received in connection with proxy votes  and  provide  copies of such  proxy  statements  promptly  upon request;

     (5)  maintain records of votes cast; and

     (6)  provide  recommendations  with  respect  to proxy  voting  matters  in general.

Proxies will be voted in accordance with the voting recommendations contained in the  applicable  domestic or global ISS Proxy Voting  Manual,  as in effect from time to time.  Copies of the  current  domestic  and  global  ISS  proxy  voting guidelines  are attached to these Voting  Policies and  Procedures as Exhibit A.
GMO reserves the right to amend any of ISS's  guidelines  in the future.  If any such changes are made an amended Proxy Voting  Policies and  Procedures  will be made available for clients.

Except in  instances  where a GMO  client  retains  voting  authority,  GMO will instruct  custodians  of client  accounts  to forward all proxy  statements  and materials received in respect of client accounts to ISS.

III. Proxy Voting Procedures

GMO has a Corporate  Actions Group with  responsibility  for  administering  the proxy voting process, including:

     1.   Implementing and updating the applicable domestic and global ISS proxy voting guidelines;

     2.   Overseeing the proxy voting process; and

     3.   Providing periodic reports to GMO's Compliance  Department and clients as requested.

There  may be  circumstances  under  which a  portfolio  manager  or  other  GMO investment  professional ("GMO Investment  Professional") believes that it is in the  best  interest  of a  client  or  clients  to  vote  proxies  in  a  manner inconsistent  with  the  recommendation  of  ISS.  In  such  an  event,  the GMO
Investment  Professional  will  inform  GMO's  Corporate  Actions  Group  of its decision to vote such proxy in a manner  inconsistent with the recommendation of
ISS. GMO's Corporate Actions Group will report to GMO's Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.

IV.  Conflicts of Interest

As ISS will  vote  proxies  in  accordance  with  the  proxy  voting  guidelines described in Section II, GMO believes that this process is  reasonably  designed to address  conflicts of interest  that may arise between GMO and a client as to how proxies are voted.

In instances where GMO has the  responsibility  and authority to vote proxies on behalf of its  clients  for shares of GMO Trust,  a  registered  mutual fund for which GMO  serves as the  investment  adviser,  there may be  instances  where a conflict of interest exists. Accordingly,  GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees;  and (ii) with respect to matters  where a conflict of interest exists between GMO and GMO Trust,  such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a  re-organization  of a series  of GMO  Trust,  GMO will  either  (a) vote such proxies in the same  proportion as the votes cast with respect to that proxy, or
(b) seek instructions from its clients.

In addition,  if GMO is aware that one of the following  conditions  exists with respect to a proxy, GMO shall consider such event a potential  material conflict of interest:

     1.   GMO has a business  relationship  or potential  relationship  with the issuer;

     2.   GMO has a  business  relationship  with  the  proponent  of the  proxy proposal; or

     3.   GMO  members,  employees  or  consultants  have a  personal  or  other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

In the event of a potential  material  conflict of  interest,  GMO will (i) vote such proxy  according to the specific  recommendation  of ISS; (ii) abstain;  or
(iii)  request that the client  votes such proxy.  All such  instances  shall be reported to GMO's Compliance Department at least quarterly.

V.   Recordkeeping

GMO will maintain records relating to the  implementation  of these proxy voting policies and procedures, including:

(1)  a copy of these  policies and  procedures  which shall be made available to clients, upon request;

(2)  a record of each vote cast (which ISS maintains on GMO's behalf); and

(3)  each written client request for proxy records and GMO's written response to any client request for such records.

Such proxy voting records shall be maintained for a period of five years.

VI.  Reporting

GMO's  Compliance  Department will provide GMO's Conflict of Interest  Committee with  periodic  reports that  include a summary of  instances  where GMO has (i)
voted  proxies in a manner  inconsistent  with the  recommendation  of ISS, (ii)
voted  proxies in  circumstances  in which a material  conflict of interest  may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.

VII. Disclosure

Except as otherwise  required by law, GMO has a general policy of not disclosing to any  issuer or third  party how GMO or its voting  delegate  voted a client's proxy.

Effective: August 6, 2003

                               PROXY VOTING POLICY

                                       For

                            BlackRock Advisors, Inc.
                and Its Affiliated Registered Investment Advisers

Introduction

     This Proxy Voting Policy  ("Policy") for BlackRock  Advisors,  Inc. and its
affiliated registered investment advisers  ("BlackRock")  reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best  interests of our clients.  In addition,  the  Department of
Labor  views the  fiduciary  act of  managing  ERISA plan  assets to include the voting  of  proxies.  Proxy  voting  decisions  must be made  solely in the best interests of the pension plan's  participants and beneficiaries.  The Department of Labor has  interpreted  this  requirement  as  prohibiting  a fiduciary  from subordinating  the retirement income interests of participants and beneficiaries to unrelated  objectives.  The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

     Any general or specific  proxy  voting  guidelines  provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy.  BlackRock  will  disclose to our advisory  clients  information about  this  Policy  as well as  disclose  to our  clients  how they may  obtain information on how we voted their proxies. Additionally, BlackRock will maintain proxy voting records for our advisory clients  consistent with the Advisers Act.
For those of our clients that are  registered  investment  companies,  BlackRock will  disclose  this Policy to the  shareholders  of such funds and make filings with  the  Securities  and  Exchange  Commission  and  make  available  to  fund shareholders  the specific proxy votes that we cast in  shareholder  meetings of issuers of portfolio  securities  in accordance  with the rules and  regulations under the Investment Company Act of 1940.

     Registered  investment  companies  that are advised by BlackRock as well as certain of our advisory clients may participate in securities  lending programs, which may  reduce or  eliminate  the  amount of shares  eligible  for  voting by
BlackRock  in  accordance  with this  Policy if such  shares are out on loan and cannot be recalled in time for the vote.

     Implicit in the initial  decision to retain or invest in the  security of a corporation  is approval of its  existing  corporate  ownership  structure,  its management, and its operations.  Accordingly,  proxy proposals that would change the existing  status of a corporation  will be reviewed  carefully and supported only when it seems  clear that the  proposed  changes  are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management  will be assessed on an ongoing  basis both in terms of its  business capability and its dedication to the  shareholders  to ensure that our continued
confidence remains  warranted.  If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to
support  shareholder  proposals,   unless  other  mitigating  circumstances  are
present.

     Additionally,  situations  may arise that  involve  an actual or  perceived conflict of interest.  For example,  we may manage assets of a pension plan of a company whose management is soliciting proxies, or a BlackRock employee involved with  managing an account may have a close  relative who serves as a director or executive of a company that is soliciting  proxies regarding  securities held in such account. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of a conflict.

     This  Policy and its  attendant  recommendations  attempt to  generalize  a complex subject.  It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines.  In such instances,  the relevant facts  will  be  considered,  and if a vote  contrary  to  these  guidelines  is indicated it will be cast and the reasons therefor recorded in writing.

     Section I of the Policy describes proxy proposals that may be characterized as routine  and lists  examples  of the types of  proposals  we would  typically support.  Section  II of the  Policy  describes  various  types  of  non-routine proposals and provides general voting  guidelines.  These non-routine  proposals are categorized as those involving:

          A.       Social Issues,
          B.       Financial/Corporate Issues, and
          C.       Shareholder Rights.

Finally,  Section III of the Policy  describes the  procedures to be followed in casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

     Routine proxy proposals,  amendments, or resolutions are typically proposed by management and meet the following criteria:

     1.   They do not measurably change the structure,  management  control,  or operation of the corporation.

     2.   They are consistent  with industry  standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation

     BlackRock will normally support the following routine proposals:

     1.   To increase authorized common shares.

     2.   To  increase  authorized  preferred  shares  as long as there  are not disproportionate voting rights per preferred share.

     3.   To elect or re-elect directors.

     4.   To appoint or elect auditors.

     5.   To approve  indemnification  of directors and limitation of directors'
          liability.

     6.   To establish compensation levels.

     7.   To establish employee stock purchase or ownership plans.

     8.   To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A.   Social Issues

     Proposals in this category  involve issues of social  conscience.  They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

                              Voting Recommendation

     If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

     1.   To enforce restrictive energy policies.

     2.   To place arbitrary restrictions on military contracting.

     3.   To bar or place arbitrary restrictions on trade with other countries.

     4.   To restrict the marketing of controversial products.

     5.   To limit corporate political activities.

     6.   To bar or restrict charitable contributions.

     7.   To enforce a general policy  regarding human rights based on arbitrary parameters.

     8.   To enforce a general policy  regarding  employment  practices based on arbitrary parameters.

     9.   To enforce a general policy regarding animal rights based on arbitrary parameters.

     10.  To place arbitrary restrictions on environmental practices.

B.   Financial/Corporate Issues

     Proposals in this category are usually  offered by  management  and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation

     We will  generally  vote in favor  of the  following  management  proposals provided the position of current shareholders is preserved or enhanced:

     1.   To change the state of incorporation.

     2.   To approve mergers, acquisitions or dissolution.

     3.   To institute indenture changes.

     4.   To change capitalization.

C.   Shareholder Rights

     Proposals  in this  category  are made  regularly  both by  management  and shareholders.  They can be  generalized  as  involving  issues that  transfer or realign board or shareholder voting power.

     We typically would oppose any proposal aimed solely at thwarting  potential takeover offers by requiring, for example,  super-majority approval. At the same time, we believe stability and continuity promote profitability.  The guidelines in this area seek to find a middle road,  and they are no more than  guidelines.
Individual  proposals may have to be carefully  assessed in the context of their particular circumstances.

                              Voting Recommendation

     We will generally vote for the following management proposals:

     1.   To require  majority  approval of  shareholders  in  acquisitions of a controlling share in the corporation.

     2.   To institute staggered board of directors.

     3.   To  require  shareholder  approval  of not  more  than 66  2/3%  for a proposed amendment to the corporation's by-laws.

     4.   To eliminate cumulative voting.

     5.   To adopt  anti-greenmail  charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

     6.   To create a dividend reinvestment program.

     7.   To eliminate preemptive rights.

     8.   To  eliminate  any  other  plan or  procedure  designed  primarily  to discourage a takeover or other  similar  action  (commonly  known as a
          "poison pill").

     We will generally vote against the following management proposals:

     1.   To require  greater than 66 2/3%  shareholder  approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

     2.   To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

     3.   To authorize a new class of common stock or preferred  stock which may have more votes per share than the existing common stock.

     4.   To prohibit replacement of existing members of the board of directors.

     5.   To  eliminate   shareholder   action  by  written  consent  without  a
          shareholder meeting.

     6.   To allow only the board of directors to call a shareholder  meeting or to propose amendments to the articles of incorporation.

     7.   To  implement  any other  action or  procedure  designed  primarily to discourage a takeover or other  similar  action  (commonly  known as a
          "poison pill").

     8.   To limit the ability of shareholders to nominate directors.

     We will generally vote for the following shareholder proposals:

     1.   To rescind  share  purchases  rights or require that they be submitted for shareholder  approval,  but only if the vote required for approval is not more than 66 2/3%.

     2.   To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

     3.   To change the state of incorporation for companies operating under the umbrella of  anti-shareholder  state corporation laws if another state is chosen with favorable laws in this and other areas.

     4.   To  eliminate  any  other  plan or  procedure  designed  primarily  to discourage a takeover or other similar action.

     5.   To permit  shareholders  to participate  in  formulating  management's proxy  and  the  opportunity  to  discuss  and  evaluate  management's director  nominees,  and/or to  nominate  shareholder  nominees to the board.

     6.   To require that the board's  audit,  compensation,  and/or  nominating committees be comprised exclusively of independent directors.

     7.   To adopt  anti-greenmail  charter or by-law  amendments  or  otherwise restrict a company's ability to make greenmail payments.

     8.   To create a dividend reinvestment program.

     9.   To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

     10.  To require  that "golden  parachutes"  be  submitted  for  shareholder ratification.

     We will generally vote against the following shareholder proposals:

     1.   To restore preemptive rights.

     2.   To restore cumulative voting.

     3.   To require annual election of directors or to specify tenure.

     4.   To eliminate a staggered board of directors.

     5.   To require confidential voting.

     6.   To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     7.   To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

     BlackRock  has engaged a third-party  service  provider to assist us in the voting of proxies. These guidelines have been provided to this service provider, who then analyzes all proxy  solicitations  we receive for our clients and makes recommendations  to us as to how, based upon our guidelines,  the relevant votes should be cast. These  recommendations  are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such  written  approval to the  Operations  Group.  If any authorized  member of a  Portfolio  Management  Group team  desires to vote in a manner that differs from the recommendations, the reason for such differing vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit.  The head of each relevant Portfolio Management Group team is  responsible  for making sure that proxies are voted in a timely manner.
The Brokerage  Allocation  Committee  shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing votes that differ from  recommendations  made by our third-party service provider and votes that may have involved a potential  conflict of interest.  The  Committee  shall also review  these  guidelines  from time to time to determine  their  continued
appropriateness  and whether any changes to the  guidelines  or the proxy voting process should be made.

     IF THERE IS ANY POSSIBILITY  THAT THE VOTE MAY INVOLVE A MATERIAL  CONFLICT
OF INTEREST BECAUSE,  FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A BLACKROCK
CLIENT OR THE MATTER  BEING VOTED ON INVOLVES  BLACKROCK,  PNC OR ANY  AFFILIATE
(INCLUDING A PORTFOLIO  MANAGEMENT  GROUP EMPLOYEE) OF EITHER OF THEM,  PRIOR TO
APPROVING  SUCH VOTE, THE BROKERAGE  ALLOCATION  COMMITTEE MUST BE CONSULTED AND
THE  MATTER  DISCUSSED.  The  Committee,  in  consultation  with the  Legal  and
Compliance  Department,  shall  determine  whether  the  potential  conflict  is material and if so, the  appropriate  method to resolve such conflict,  based on the  particular  facts and  circumstances,  the  importance  of the proxy issue, whether the  Portfolio  Management  Group team is  proposing a vote that differs from  recommendations  made by our third-party  service provider with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential  conflict.  If the conflict is determined not to be material,  the relevant Portfolio Management Group team shall vote the proxy in  accordance  with this Policy.  Determinations  of the  Committee  with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

     With respect to votes in connection  with  securities  held on a particular record date but sold from a client  account  prior to the holding of the related meeting,  BlackRock  may  take no  action  on  proposals  to be voted on in such meeting.

     With  respect  to  voting  proxies  of  non-U.S.  companies,  a  number  of logistical  problems may arise that may have a detrimental effect on BlackRock's ability  to vote  such  proxies  in the best  interests  of our  clients.  These problems include,  but are not limited to, (i) untimely and/or inadequate notice of shareholder meetings, (ii) restrictions on the ability of holders outside the issuer's  jurisdiction of organization to exercise votes,  (iii) requirements to vote proxies in person, if not practicable,  (iv) the imposition of restrictions on the  sale  of the  securities  for a  period  of  time  in  proximity  to the shareholder  meeting,  and (v)  impracticable or  inappropriate  requirements to
provide  local  agents  with  power  of  attorney  to   facilitate   the  voting
instructions.  Accordingly,  BlackRock  may  determine not to vote proxies if it believes that the  restrictions  or other  detriments  associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

                                    * * * * *

     Any questions  regarding this Policy may be directed to the General Counsel of BlackRock.

Approved:  October 21, 1998

Revised:  May 27, 2003

                              [WESTERN ASSET LOGO]

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Procedure:               Proxy Voting
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Departments Impacted:    Investment Management, Compliance, Investment Support,
                         Client Services
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References:              WA Compliance Manual -Section R  - Proxy Voting
                         WAML Compliance Manual - Section 4.11  - Proxy Voting
                         Investment Advisers Act Rule 206(4)-6 and Rule 204-2
                         ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
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Effective:               August 1, 2003
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                                   Background

Western Asset  Management  Company ("WA") and Western Asset  Management  Company
Limited  ("WAML")  (together  "Western  Asset")  have  adopted  and  implemented policies and procedures  that we believe are reasonably  designed to ensure that proxies  are voted in the best  interest  of  clients,  in  accordance  with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940
("Advisers  Act").  Our  authority  to  vote  the  proxies  of  our  clients  is established through investment  management  agreements or comparable  documents, and our proxy voting  guidelines  have been tailored to reflect  these  specific contractual obligations. In addition to SEC requirements governing advisers, our
proxy  voting  policies  reflect  the  long-standing   fiduciary  standards  and
responsibilities  for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies,  the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements  with  officers,  directors or employees of Legg Mason Inc. or any of its  affiliates  (except  that WA and WAML may so  consult  and agree  with each other) regarding the voting of any securities owned by its clients.

                                     Policy

Western  Asset's proxy voting  procedures are designed and  implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients.  While the  guidelines  included in the  procedures are intended to provide a benchmark  for voting  standards,  each vote is ultimately cast  on  a  case-by-case  basis,  taking  into  consideration  Western  Asset's contractual  obligations  to our  clients  and  all  other  relevant  facts  and circumstances  at the  time of the  vote  (such  that  these  guidelines  may be overridden to the extent Western Asset deems appropriate).

                                   Procedures

Responsibility and Oversight

The Western Asset Compliance Department ("Compliance Department") is responsible for  administering  and  overseeing the proxy voting  process.  The gathering of proxies is coordinated  through the Corporate Actions area of Investment Support
("Corporate Actions").  Research analysts and portfolio managers are responsible for  determining  appropriate  voting  positions  on each  proxy  utilizing  any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client  investment  management  agreements
("IMAs")  will be reviewed to determine  whether  Western Asset has authority to vote client  proxies.  At account  start-up,  or upon  amendment  of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary  authority or if the
account   represents  assets  of  an  ERISA  plan,  Western  Asset  will  assume responsibility  for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered  owners of  record,  client  custodians,  client  banks and  trustees
("Proxy  Recipients")  that receive proxy  materials on behalf of clients should forward them to Corporate Actions.  Prior to August 1, 2003, Proxy Recipients of
existing  clients  will be  reminded  of the  appropriate  routing to  Corporate
Actions for proxy  materials  received and reminded of their  responsibility  to forward all proxy materials on a timely basis.  Proxy Recipients for new clients
(or, if Western Asset becomes aware that the applicable  Proxy  Recipient for an existing client has changed,  the Proxy  Recipient for the existing  client) are notified  at  start-up  of  appropriate  routing to  Corporate  Actions of proxy materials  received  and reminded of their  responsibility  to forward all proxy materials on a timely basis.  If Western Asset  personnel  other than  Corporate
Actions receive proxy  materials,  they should promptly forward the materials to
Corporate Actions.

Proxy Voting

Once proxy  materials are received by Corporate  Actions,  they are forwarded to the Compliance Department for coordination and the following actions:

     a.   Proxies are reviewed to determine accounts impacted.

     b.   Impacted   accounts  are  checked  to  confirm  Western  Asset  voting authority.

     c.   Compliance  Department  staff  reviews  proxy issues to determine  any material conflicts of interest.  (See conflicts of interest section of these  procedures  for further  information  on  determining  material conflicts of interest.)

     d.   If  a  material  conflict  of  interest  exists,  (i)  to  the  extent reasonably  practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions  (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client),  Western
          Asset seeks voting instructions from an independent third party.

     e.   Compliance Department staff provides proxy material to the appropriate research  analyst or  portfolio  manager to obtain  their  recommended vote.  Research analysts and portfolio  managers  determine votes on a case-by-case basis taking into account the voting guidelines contained in these  procedures.  For  avoidance of doubt,  depending on the best interest of each  individual  client,  Western Asset may vote the same proxy  differently for different  clients.  The analyst's or portfolio manager's basis for their decision is documented and maintained by the
          Compliance Department.

     f.   Compliance   Department   staff  votes  the  proxy   pursuant  to  the
          instructions  received  in (d) or (e) and  returns  the voted proxy as indicated in the proxy materials.

Timing

Western  Asset  personnel  act in such a manner to ensure that,  absent  special circumstances,  the proxy  gathering  and proxy  voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset  maintains  records of proxies voted  pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c.   A copy of any document  created by Western  Asset that was material to making a decision how to vote proxies.

     d.   Each  written  client  request  for proxy  voting  records and Western
          Asset's written response to both verbal and written client requests.

     e.   A proxy log including:
          1.   Issuer name;
          2.   Exchange ticker symbol of the issuer's shares to be voted;
          3.   Council on Uniform Securities Identification Procedures ("CUSIP")
               number for the shares to be voted;
          4.   A brief identification of the matter voted on;
          5.   Whether the matter was proposed by the issuer or by a shareholder of the issuer;
          6.   Whether a vote was cast on the matter;
          7.   A record of how the vote was cast; and
          8.   Whether  the vote was cast for or against the  recommendation  of the issuer's management team.

Records are maintained in an easily  accessible  place for five years, the first two in Western Asset's offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a  description  of
Western  Asset's  proxy  policies.  Prior to August 1, 2003,  Western Asset will deliver Part II of its revised Form ADV to all  existing  clients,  along with a letter identifying the new disclosure.  Clients will be provided a copy of these policies and procedures  upon request.  In addition,  upon request,  clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance  Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1.   Whether  Western Asset (or, to the extent required to be considered by applicable law, its  affiliates)  manages assets for the company or an employee  group of the  company or  otherwise  has an  interest in the company;

     2.   Whether  Western  Asset or an officer or director of Western  Asset or
          the  applicable   portfolio   manager  or  analyst   responsible   for
          recommending  the proxy vote (together,  "Voting  Persons") is a close relative  of or  has a  personal  or  business  relationship  with  an executive,  director or person who is a candidate  for director of the company or is a participant in a proxy contest; and

     3.   Whether there is any other business or personal  relationship  where a
          Voting  Person has a personal  interest  in the  outcome of the matter before shareholders.

                                Voting Guidelines

Western Asset's  substantive  voting  decisions turn on the particular facts and circumstances  of each proxy vote and are evaluated by the  designated  research analyst  or  portfolio  manager.  The  examples  outlined  below  are  meant  as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals  generally  presented to  shareholders.  Part I deals with proposals  which have been approved and are recommended  by a company's  board of  directors;  Part II deals with  proposals submitted by shareholders for inclusion in proxy statements;  Part III addresses issues relating to voting shares of investment companies;  and Part IV addresses unique considerations pertaining to foreign issuers.

I.   Board Approved Proposals

The vast  majority  of matters  presented  to  shareholders  for a vote  involve proposals  made by a company  itself that have been approved and  recommended by its board of directors.  In view of the enhanced corporate  governance practices currently being implemented in public  companies,  Western Asset generally votes in support  of  decisions  reached  by  independent  boards of  directors.  More specific guidelines related to certain board-approved proposals are as follows:

     1. Matters relating to the Board of Directors

     Western Asset votes proxies for the election of the company's  nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

     a.   Votes are withheld for the entire board of directors if the board does not have a majority  of  independent  directors  or the board does not have nominating,  audit and compensation committees composed solely of independent directors.

     b.   Votes are withheld for any nominee for director who is  considered  an independent director by the company and who has received  compensation from the company other than for service as a director.

     c.   Votes are  withheld for any nominee for director who attends less than
          75%  of  board  and  committee  meetings  without  valid  reasons  for absences.

     d.   Votes  are cast on a  case-by-case  basis in  contested  elections  of directors.

     2.   Matters relating to Executive Compensation

     Western Asset generally favors compensation  programs that relate executive compensation  to a  company's  long-term  performance.  Votes are cast on a case-by-case  basis  on  board-approved  proposals  relating  to  executive compensation, except as follows:

     a.   Except  where the firm is otherwise  withholding  votes for the entire board of  directors,  Western  Asset votes for stock option plans that will result in a minimal  annual  dilution.

     b.   Western  Asset votes  against  stock option  plans or  proposals  that permit replacing or repricing of underwater options.

     c.   Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

     d.   Except  where the firm is otherwise  withholding  votes for the entire board of directors,  Western Asset votes for employee  stock  purchase plans that limit the discount for shares  purchased  under the plan to no more than 15% of their market value,  have an offering period of 27 months or less and result in dilution of 10% or less.

     3.   Matters relating to Capitalization

     The  management  of a  company's  capital  structure  involves  a number of
     important  issues,   including  cash  flows,  financing  needs  and  market
     conditions  that are  unique to the  circumstances  of each  company.  As a result,  Western  Asset  votes on a  case-by-case  basis on  board-approved proposals  involving  changes to a company's  capitalization  except  where
     Western  Asset is  otherwise  withholding  votes  for the  entire  board of directors.

     a.   Western Asset votes for  proposals  relating to the  authorization  of additional common stock.

     b.   Western  Asset votes for  proposals to effect stock splits  (excluding reverse stock splits).

     c.   Western  Asset  votes  for  proposals   authorizing  share  repurchase
          programs.

     4.   Matters relating to Acquisitions,  Mergers,  Reorganizations and Other
          Transactions

     Western Asset votes these issues on a case-by-case  basis on board-approved transactions.

     5.   Matters relating to Anti-Takeover Measures

     Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

     a.   Western Asset votes on a case-by-case  basis on proposals to ratify or approve shareholder rights plans.

     b.   Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

     6.   Other Business Matters

     Western Asset votes for  board-approved  proposals  approving  such routine business  matters  such as  changing  the  company's  name,  ratifying  the appointment of auditors and procedural  matters relating to the shareholder meeting.

     a.   Western  Asset votes on a  case-by-case  basis on proposals to amend a company's charter or bylaws.

     b.   Western  Asset  votes   against   authorization   to  transact   other
          unidentified, substantive business at the meeting.

II.  Shareholder Proposals

SEC  regulations  permit  shareholders  to submit  proposals  for inclusion in a company's proxy statement.  These proposals generally seek to change some aspect of a company's  corporate  governance  structure or to change some aspect of its business  operations.  Western Asset votes in accordance with the recommendation of the  company's  board of directors on all  shareholder  proposals,  except as follows:

     1. Western  Asset votes for  shareholder  proposals to require  shareholder approval of shareholder rights plans.

     2. Western Asset votes for  shareholder  proposals that are consistent with
     Western Asset's proxy voting guidelines for board-approved proposals.

     3.  Western  Asset  votes on a  case-by-case  basis  on  other  shareholder proposals  where the firm is  otherwise  withholding  votes for the  entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end  investment  companies to implement its investment strategies.  Shareholder votes for investment companies that  fall  within  the  categories  listed in Parts I and II above are voted in accordance with those guidelines.

     1. Western  Asset votes on a  case-by-case  basis on proposals  relating to changes in the investment  objectives of an investment  company taking into account the original  intent of the fund and the role the fund plays in the clients' portfolios.

     2. Western Asset votes on a  case-by-case  basis all  proposals  that would result in  increases  in expenses  (e.g.,  proposals  to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account  comparable  expenses  for  similar  funds and the  services  to be provided.

IV.  Voting Shares of Foreign Issuers

In the event  Western  Asset is required to vote on  securities  held in foreign issuers  - i.e.  issuers  that are  incorporated  under  the  laws of a  foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock  market,  the  following  guidelines  are used,  which are premised on the existence  of a sound  corporate  governance  and  disclosure  framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

     1. Western Asset votes for shareholder  proposals calling for a majority of the directors to be independent of management.

     2. Western Asset votes for  shareholder  proposals  seeking to increase the independence of board nominating, audit and compensation committees.

     3. Western Asset votes for shareholder  proposals that implement  corporate governance  standards  similar to those  established under U.S. federal law and the  listing  requirements  of U.S.  stock  exchanges,  and that do not otherwise  violate the laws of the jurisdiction  under which the company is incorporated.

     4. Western Asset votes on a case-by-case basis on proposals relating to (1)
     the  issuance of common  stock in excess of 20% of a company's  outstanding common stock where  shareholders do not have preemptive  rights, or (2) the issuance  of  common  stock in excess  of 100% of a  company's  outstanding common stock where shareholders have preemptive rights.

Policies & Procedures                                        Deutsche Bank
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PROXY VOTING POLICIES AND PROCEDURES

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Effective Date:                          May 5, 2003
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Last Revision Date:                      March 29, 2005
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Version:                                 3
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I.   INTRODUCTION

     Deutsche  Asset  Management  (DeAM)(1)  has  adopted  and  implemented  the following  policies  and  procedures,  which  it  believes  are  reasonably designed to ensure that proxies are voted in the best economic  interest of clients,  in  accordance  with its  fiduciary  duties and SEC Rule 206(4)-6 under the Investment  Advisers Act of 1940. In addition to SEC requirements governing  advisers,  DeAM's proxy policies reflect the fiduciary standards and  responsibilities  for ERISA  accounts set out in  Department  of Labor
     Bulletin 94-2, 29 CFR 2509.94-2 (July 29,1994).

II.  DEAM'S PROXY VOTING RESPONSIBILITIES

     Proxy votes are the property of DeAM's advisory clients.(2) As such, DeAM's
     authority  and   responsibility  to  vote  such  proxies  depend  upon  its
     contractual   relationships   with  its   clients.   DeAM   has   delegated
     responsibility   for  effecting  its  advisory   clients'  proxy  votes  to
     Institutional  Shareholder  Services  ("ISS"),  an independent  third-party proxy voting  specialist . ISS votes DeAM's  advisory  clients'  proxies in accordance with DeAM's proxy  guidelines or DeAM's  specific  instructions.
     Where a client has given specific  instructions as to how a proxy should be voted,  DeAM will  notify  ISS to carry out  those  instructions.  Where no specific instructions exists, DeAM will follow the procedures in voting the proxies set forth in this document.

-----------------------
(1)  DeAM refers to Deutsche  Investment  Management  Americas Inc. and Deutsche
     Asset  Management,  Inc., each an investment  adviser  registered under the
     Investment  Advisers Act of 1940.  These Policies and  Procedures  also may apply to other entities within the Deutsche Bank organization for which the
     Proxy  Department  and the Proxy Voting  Working  Group votes  proxies,  as listed on Exhibit 1.

(2)  For purposes of these Policies and Procedures,  "clients" refers to persons or entities:  for which DeAM serves as investment  adviser or  sub-adviser;
     for which DeAM  votes  proxies;  and that have an  economic  or  beneficial ownership  interest in the portfolio  securities of issuers soliciting such proxies.

     DeAM may have proxy voting  responsibilities  for investment  companies and other  clients for which it serves as investment  adviser.  With respect to client  accounts that are  sub-advised  by an  affiliated  or  unaffiliated investment adviser,  DeAM may have proxy voting  responsibilities,  or such responsibilities may be delegated to the sub-adviser.  Similarly,  DeAM may have proxy voting responsibilities with respect to advisory client accounts for which it serves as investment sub-adviser.

III. POLICIES

     1.   Proxy voting activities are conducted in the best economic interest of clients

     DeAM has adopted  the  following  policies  and  procedures  to ensure that proxies  are voted in  accordance  with the best  economic  interest of its clients, as determined by DeAM in good faith after appropriate review.

     2.   The Proxy Voting Working Group

     The Proxy Voting  Working  Group (the "PVWG") is an internal  working group established by DeAM's Investment  Committee  pursuant to a written charter.
     The PVWG is  responsible  for  overseeing  DeAM's proxy voting  activities, including:

          (i)  adopting, monitoring and updating guidelines, attached as Exhibit
               A (the  "Guidelines"),  that provide how DeAM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

          (ii) voting  proxies  where (A) the issues are not covered by specific client instruction or the Guidelines;  (B) the Guidelines specify that the issues are to be determined on a case-by-case  basis; or
               (C)  where  an  exception  to the  Guidelines  may be in the best economic interest of DeAM's clients; and

          (iii)monitoring the Proxy  Department's  proxy voting  activities (see below):

     DeAM's  Proxy  Department,  a unit of DeAM's  Asset  Management  Operations
     Group, is responsible for coordinating  with ISS to administer DeAM's proxy voting  process  and for voting  proxies in  accordance  with any  specific client  instructions or, if there are none, the Guidelines,  and overseeing
     ISS' proxy responsibilities in this regard.

     3.   Availability  of Proxy Voting Policies and Procedures and proxy voting record

     Copies of these Policies and  Procedures,  as they may be updated from time to time,  are made available to clients as required by law and otherwise at
     DeAM's discretion. Clients may also obtain information on how their proxies were voted by DeAM as required by law and  otherwise at DeAM's  discretion;
     however, DeAM must not selectively disclose its investment company clients'
     proxy voting records.  The Proxy  Department will make proxy voting reports available to advisory clients upon request. The investment companies' proxy
     voting   records   will  be   disclosed   to   shareholders   by  means  of
     publicly-available annual filings of each company's proxy voting record for
     12-month periods ended June 30 (see "Recordkeeping" below).

IV.  PROCEDURES

     The key aspects of DeAM's proxy voting process are as follows:

     1.  The PVWG's Proxy Voting Guidelines

          The Guidelines  set forth the PVWG's  standard  voting  positions on a comprehensive  list of  common  proxy  voting  matters.  The  PVWG has
          developed,   and   continues  to  update  the   Guidelines   based  on
          consideration of current  corporate  governance  principles,  industry standards,  client  feedback,  and the impact of the matter on issuers and the value of the investments.

          The PVWG will review the  Guidelines  as necessary to support the best economic  interests  of DeAM's  clients  and,  in any event,  at least annually.  The PVWG will make changes to the Guidelines,  whether as a result of the annual review or  otherwise,  taking solely into account
          the  best  economic   interests  of  clients.   Before   changing  the
          Guidelines,  the PVWG will thoroughly review and evaluate the proposed change  and the  reasons  therefor,  and the PVWG  Chair will ask PVWG members  whether anyone outside of the DeAM  organization  (but within
          Deutsche Bank and its affiliates) or any entity that identifies itself as a DeAM advisory  client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the
          PVWG  Chair,  the Chair  will  promptly  notify the  Conflicts  Review
          Committee  (see  below)  and will  defer the  approval,  if  possible.
          Lastly,  the PVWG will fully  document its rationale for approving any change to the Guidelines.

          The  Guidelines  may reflect a voting  position  that differs from the actual practices of the public  company(ies)  within the Deutsche Bank organization  or of the  investment  companies  for  which  DeAM or an
          affiliate  serves  as  investment   adviser  or  sponsor.   Investment
          companies, particularly closed-end investment companies, are different from traditional  operating companies.  These differences may call for differences  in voting  positions  on the same  matter.  Further,  the manner in which DeAM votes investment  company proxies may differ from proposals for which a  DeAM-advised  or sponsored  investment  company
          solicits   proxies  from  its   shareholders.   As  reflected  in  the
          Guidelines,  proxies solicited by closed-end (and open-end) investment companies are generally  voted in accordance  with the  pre-determined guidelines of ISS. See Section IV.3.B.

     2.   Specific proxy voting decisions made by the PVWG

          The Proxy  Department  Head will refer to the PVWG all proxy proposals
          (i)  that are not  covered  by  specific  client  instructions  or the
          Guidelines;  or (ii)  that,  according  to the  Guidelines,  should be evaluated and voted on a case-by-case basis.

          Additionally,   if  a  member  of  the  Proxy  Department,  the  Proxy
          Department Head, the PVWG Chair or any member of the PVWG, a portfolio manager,  a research  analyst or a sub-adviser  believes that voting a particular  proxy in accordance  with the Guidelines may not be in the best  economic  interests of clients,  that  individual  may bring the matter to the attention of the PVWG Chair and/or the Proxy  Department
          Head.(3)

          If the  Proxy  Department  refers  a  proxy  proposal  to PVWG or PVWG determines  that  voting a  particular  proxy in  accordance  with the
          Guidelines is not in the best economic interests of clients,  the PVWG will  evaluate  and vote the proxy,  subject to the  procedures  below regarding conflicts.

          The PVWG  endeavors to hold meetings to decide how to vote  particular proxies sufficiently before the voting deadline so that the procedures below  regarding  conflicts can be completed  before the PVWG's voting determination.

-----------------------
(3)  The Proxy Department Head generally  monitors upcoming proxy  solicitations for  heightened  attention  from the press or the industry and for novel or unusual proposals or  circumstances,  which may prompt the Proxy Department
     Head to bring the  solicitation  to the  attention of the PVWG Chair.  DeAM portfolio managers,  DeAM research analysts and sub-advisers also may bring a particular  proxy vote to the attention of the PVWG Chair, as a result of their ongoing  monitoring of portfolio  securities held by advisory clients and/or their review of the periodic  proxy voting  record  reports that the
     PVWG  Chair  distributes  to DeAM  portfolio  managers  and  DeAM  research analysts.

     3.   Certain proxy votes may not be cast

          In some cases,  the PVWG may determine that it is in the best economic interests of its clients not to vote certain proxies.  For example, it is DeAM's  policy not to vote  proxies  of issuers  subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be  possible  to vote  certain  proxies,  despite  good  faith efforts to do so.  For  example,  some  jurisdictions  do not  provide adequate  notice to  shareholders  so that  proxies  may be voted on a timely basis.  Voting  rights on  securities  that have been loaned to third-parties  transfer to those third-parties,  with loan termination often  being the only way to  attempt  to vote  proxies  on the loaned securities.  Lastly,  the PVWG  may  determine  that the  costs to the client(s)  associated  with  voting  a  particular  proxy  or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

          The  Proxy  Department  Head  will  coordinate  with  the  PVWG  Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

     4.   Conflict of Interest Procedures

          A.   Procedures   to  Address   Conflicts  of  Interest  and  Improper
               Influence

     Overriding  Principle.  In the limited  circumstances  where the PVWG votes proxies,(4) the PVWG will vote those proxies in accordance with what it, in good  faith,  determines  to be  the  best  economic  interests  of  DeAM's clients.(5)

          Independence of the PVWG. As a matter of Compliance  policy,  the PVWG and the Proxy  Department are structured to be independent  from other parts of Deutsche Bank. Members of the PVWG and employees in the Proxy
          Department are employees of DeAM. As such,  they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB").  Their compensation cannot be based upon their contribution to any business activity outside of DeAM without  prior  approval  of Legal  and  Compliance.  They can have no contact with  employees of Deutsche Bank outside of the Private Client and Asset Management  division  ("PCAM")  regarding  specific clients, business  matters or  initiatives  without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of DeAM (and within DeAM only on a need to know basis).

-----------------------
(4)  As mentioned  above,  the PVWG votes  proxies (i) where  neither a specific client  instruction nor a Guideline  directs how the proxy should be voted,
     (ii) where the  Guidelines  specify that an issue is to be  determined on a case by case basis or (iii) where voting in accordance  with the Guidelines may not be in the best economic interests of clients.

(5)  The Head of the Proxy Department, who serves as the non-voting secretary of the PVWG, may receive routine calls from proxy solicitors and other parties interested in a particular  proxy vote.  Any contact that attempts to exert improper  pressure or influence  shall be reported to the Conflicts  Review
     Committee.

          Conflict Review Procedures.  There will be a committee (the "Conflicts
          Review  Committee")  established  within  DeAM that will  monitor  for potential  material  conflicts  of interest in  connection  with proxy proposals  that  are to be  evaluated  by the  PVWG.  Promptly  upon a determination  that a vote shall be  presented  to the PVWG,  the PVWG
          Chair shall  notify the  Conflicts  Review  Committee.  The  Conflicts
          Review  Committee  shall promptly  collect and review any  information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DeAM or any person  participating  in the proxy voting process has, or has the  appearance  of, a material  conflict of interest.  For the purposes of this policy,  a conflict of interest  shall be  considered
          "material"  to the extent that a  reasonable  person  could expect the conflict to influence, or appear to influence,  the PVWG's decision on the particular vote at issue.

          The  information  considered  by the  Conflicts  Review  Committee may include information regarding (i) DeAM client relationships;  (ii) any relevant  personal conflict known by the Conflicts Review Committee or brought to the attention of the Conflicts Review Committee;  (iii) and any communications  with members of the PVWG (or anyone  participating or providing  information  to the PVWG) and any person  outside of the
          DeAM organization (but within Deutsche Bank and its affiliates) or any entity that identifies  itself as a DeAM advisory client regarding the vote at issue.  In the  context of any  determination,  the  Conflicts
          Review Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

          Upon completion of the  investigation,  the Conflicts Review Committee will document its findings and  conclusions.  If the Conflicts  Review
          Committee determines that (i) DeAM has a material conflict of interest that would prevent it from deciding how to vote the proxies  concerned without further client consent or (ii) certain  individuals  should be recused from  participating  in the proxy vote at issue, the Conflicts
          Review Committee will so inform the PVWG chair.

          If notified that DeAM has a material conflict of interest as described above,  the PVWG chair will obtain  instructions as to how the proxies should be voted either from (i) if time permits, the affected clients, or (ii) ISS. If notified  that certain  individuals  should be recused from the proxy vote at issue, the PVWG Chair shall do so in accordance with the procedures set forth below.

          Procedures  to be  Followed  by  the  PVWG.  At the  beginning  of any discussion  regarding how to vote any proxy, the PVWG Chair (or his or her  delegate)  will  inquire as to whether any PVWG  member  (whether voting or ex officio) or any person  participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual  or  apparent  conflict  that has not been  reported  to the
          Conflicts Review Committee.

          The PVWG Chair also will  inquire of these same  parties  whether they have  actual  knowledge  regarding  whether any  director,  officer or employee  outside of the DeAM  organization  (but within Deutsche Bank and its  affiliates)  or any entity that  identifies  itself as a DeAM advisory  client,  has: (i) requested that DeAM, the Proxy  Department
          (or any member thereof) or a PVWG member vote a particular  proxy in a certain manner; (ii) attempted to influence DeAM, the Proxy Department
          (or  any  member  thereof),  a PVWG  member  or any  other  person  in
          connection   with  proxy  voting   activities;   or  (iii)   otherwise
          communicated  with a PVWG member or any other person  participating or providing  information to the PVWG regarding the particular proxy vote at  issue,  and  which  incident  has not  yet  been  reported  to the
          Conflicts Review Committee.

          If any such  incident are  reported to the PVWG Chair,  the Chair will promptly notify the Conflicts Review Committee and, if possible,  will delay the vote until the Conflicts  Review  Committee can complete the conflicts  report.  If a delay is not possible,  the Conflicts  Review
          Committee will instruct the PVWG whether anyone should be recused from the proxy voting process,  or whether DeAM should seek instructions as to how to vote  the  proxy  at issue  from  ISS or,  if time  permits, affected  clients.  These inquiries and  discussions  will be properly reflected in the PVWG's minutes.

          Duty to Report. Any DeAM employee,  including any PVWG member (whether voting  or ex  officio),  that is  aware  of any  actual  or  apparent conflict of interest relevant to, or any attempt by any person outside of the DeAM organization (but within Deutsche Bank and its affiliates)
          or any entity  that  identifies  itself as a DeAM  advisory  client to influence,  how DeAM  votes its  proxies  has a duty to  disclose  the existence of the  situation to the PVWG Chair (or his or her designee)
          and the details of the matter to the Conflicts  Review  Committee.  In the  case  of  any  person  participating  in the  deliberations  on a specific vote, such  disclosure  should be made before engaging in any activities or participating in any discussion pertaining to that vote.

          Recusal of  Members.  The PVWG will  recuse  from  participating  in a specific  proxy vote any PVWG members  (whether  voting or ex officio)
          and/or any other person who (i) are personally  involved in a material conflict of  interest;  or (ii) who, as  determined  by the  Conflicts
          Review Committee, have actual knowledge of a circumstance or fact that could affect their independent  judgment, in respect of such vote. The
          PVWG will also  exclude  from  consideration  the views of any  person
          (whether  requested or  volunteered) if the PVWG or any member thereof knows, or if the Conflicts Review Committee has determined,  that such other person has a material  conflict of interest  with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

          If, after  excluding all relevant PVWG voting members  pursuant to the
          paragraph  above,   there  are  three  or  more  PVWG  voting  members
          remaining, those remaining PVWG members will determine how to vote the proxy in accordance with these Policies and  Procedures.  If there are fewer than three PVWG voting  members  remaining,  the PVWG Chair will obtain  instructions  as to how to have the proxy voted from,  if time permits, the affected clients and otherwise from ISS.

          B.   Investment Companies and Affiliated Public Companies

          Investment  Companies.  As  reflected in the  Guidelines,  all proxies solicited by open-end and closed-end investment companies are voted in accordance  with the  pre-determined  guidelines  of ISS,  unless  the investment  company  client  directs  DeAM  to vote  differently  on a specific proxy or specific categories of proxies.  However,  regarding investment  companies  for  which  DeAM  or  an  affiliate  serves  as investment adviser or principal underwriter, such proxies are voted in the same  proportion  as the  vote of all  other  shareholders  (i.e.,
          "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

          Affiliated Public  Companies.  For proxies solicited by non-investment company  issuers of or within the Deutsche  Bank  organization,  e.g.,
          Deutsche  bank  itself,  these  proxies  will  be  voted  in the  same proportion as the vote of other shareholders (i.e., "mirror" or "echo"
          voting).

          C.   Other Procedures That Limit Conflicts of Interest

          DeAM and other entities in the Deutsche Bank organization have adopted a number  of  policies,  procedures  and  internal  controls  that are designed to avoid various conflicts of interest,  including those that may arise in connection with proxy voting, including:

          o    Deutsche Bank Americas Restricted  Activities Policy. This policy provides for, among other things,  independence of DeAM employees from  CIB,  and  information  barriers  between  DeAM  and  other affiliates.  Specifically, no DeAM employee may be subject to the supervision  or control of any employee of CIB. No DeAM  employee shall  have  his  or  her  compensation  based  upon  his  or her contribution to any business  activity within the Bank outside of the  business  of DeAM,  without  the prior  approval of Legal or
               Compliance. Further, no employee of CIB shall have any input into the compensation of a DeAM employee without the prior approval of
               Legal or Compliance.  Under the information  barriers  section of this policy, as a general rule, DeAM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its  affiliates,  outside of PCAM,  regarding specific  clients,  business  matters,  or initiatives.  Further, under no  circumstances  should proxy votes be discussed with any
               Deutsche  Bank  employee  outside  of DeAM  (and  should  only be discussed on a need-to-know basis within DeAM).

          o    Deutsche Bank Americas  Information  Barriers for Sections 13 and
               16,  and Reg.  M  Policy.  This  policy  establishes  information barriers  between  Deutsche Bank  employees  from CIB, on the one hand,  and Deutsche Bank  employees  from PCAM.  The  information barriers  depend  upon  PCAM and CIB  personnel  adhering  to the certain limitations.  For example, PCAM and CIB personnel may not share between themselves non-public,  proprietary or confidential information.  Further,  PCAM and CIB personnel may not coordinate or seek to coordinate  decision making with respect to particular securities  transactions  or  groups  of  transactions,  or  with respect to the voting of particular  securities.  The policy also states that PCAM (particularly Deutsche Asset Management) and CIB do not employ common managing  directors,  officers and employees as a general policy matter,  and imposes certain  restrictions in the event that there are any such common  directors,  officers or employees

          Other relevant  internal  policies  include the Deutsche Bank Americas
          Code of Professional  Conduct, the Deutsche Bank Americas Confidential
          and Inside  Information  Policy, the Deutsche Asset Management Code of
          Ethics,  the  Sarbanes-Oxley  Senior  Officer Code of Ethics,  and the
          Deutsche  Bank  Group Code of  Conduct.  The PVWG  expects  that these policies,  procedures  and internal  controls will greatly  reduce the chance that the PVWG (or, its members)  would be involved in, aware of or influence by, an actual or apparent conflict of interest.

V.   RECORDKEEPING

DeAM will maintain a record of each vote cast by DeAM that includes  among other things,  company name, meeting date, proposals  presented,  vote cast and shares voted. In addition, the Proxy Department maintains records for each of the proxy ballots it votes.  Specifically,  the Department's  records include, but are not limited to:

     o    The proxy  statement (and any additional  solicitation  materials) and relevant portions of annual statements.

     o    Any additional  information  considered in the voting process that may be  obtained  from an issuing  company,  its agents or proxy  research firms.

     o    Analyst  worksheets  created for stock option plan and share  increase analyses

     o    Proxy Edge print-screen of actual vote election.

In addition,  DeAM will retain these Policies and Procedures and the Guidelines;
will maintain records of client requests for proxy voting information;  and will retain  any  documents  the  Proxy  Department  or the PVWG  prepared  that were material to making a voting decision or that  memorialized the basis for a proxy voting decision.

The PVWG also will  create and  maintain  appropriate  records  documenting  its compliance  with  these  Policies  and  Procedures,  including  records  of  its
deliberations   and  decisions   regarding   conflicts  of  interest  and  their
resolution.

DeAM will maintain the above records in an easily  accessible  place for no less than six years from the end of the fiscal year  during  which the last entry was made on such record, the first three years in an appropriate DeAM office.

With respect to DeAM's investment company clients,  ISS will create and maintain records of each  company's  proxy voting record for 12-month  periods ended June
30. DeAM will compile the following  information  for each matter  relating to a portfolio security  considered at any shareholder meeting held during the period covered by the report and with  respect to which the  company  was  entitled  to vote:

          o    The name of the issuer of the portfolio security;

          o    The exchange  ticker symbol of the portfolio  security (if symbol is available through reasonably practicable means);

          o    The  Council  on  Uniform  Securities  Identification  Procedures
               number for the  portfolio  security  (if the number is  available through reasonably practicable means);

          o    The shareholder meeting date;

          o    A brief identification of the matter voted on;

          o    Whether  the matter was  proposed  by the issuer or by a security holder; Whether the company cast its vote on the matter;

          o    How the company cast its vote (e.g., for or against proposal,  or abstain; for or withhold regarding election of directors); and

          o    Whether the company cast its vote for or against management.

VI.  THE PVWG'S OVERSIGHT ROLE

In addition to adopting the  Guidelines  and making  proxy  voting  decisions on matters  referred  to it as set forth  above,  the PVWG will  monitor  the proxy voting process by reviewing summary proxy information presented by ISS. The PVWG will use this  review  process to  determine,  among other  things,  whether any changes should be made to the  Guidelines.  This review will take place at least quarterly and will be documented in the PVWG's minutes.

Attachment A - Proxy Voting Guidelines
Exhibit 1 - List of Other Advisers

                                                                    Attachment A

                             Deutsche Bank Americas
                                    New York

                            Deutsche Asset Management
                        2005 U.S. Proxy Voting Guidelines

                            As Amended March 29, 2005

Policies & Procedures                                        Deutsche Bank
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                                TABLE OF CONTENTS
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   G. PROPOSALS TO FIX THE SIZE OF THE BOARD...................................
   H. PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE
        BOARDS

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Policies & Procedures                                         Deutsche Bank
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These  Guidelines  may reflect a voting  position  that  differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the  investment  companies  for which DeAM or an affiliate  serves as investment adviser or sponsor.

I.   Board of Directors and Executives

A. Election of Directors

Routine:  DeAM Policy is to vote "for" the  uncontested  election of  directors.
Votes for a director in an uncontested  election will be withheld in cases where a  director  has  shown an  inability  to  perform  his/her  duties  in the best interests of the shareholders.

Proxy  contest:   In  a  proxy  contest  involving  election  of  directors,   a
case-by-case  voting  decision  will be made based upon  analysis  of the issues involved and the merits of the incumbent and dissident slates of directors. DeAM will  incorporate  the  decisions  of  a  third  party  proxy  research  vendor, currently,  Institutional  Shareholder Services ("ISS") subject to review by the
Proxy Voting Working Group (PVWG) as set forth in the Deutsche Asset  Management
(DeAM)'s Proxy Voting Policies and Procedures.

Rationale:  The large majority of corporate  directors  fulfill their  fiduciary obligation and in most cases support for management's nominees is warranted.  As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B. Classified Boards of Directors

DeAM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale:  Directors  should  be  held  accountable  on  an  annual  basis.  By entrenching  the  incumbent  board,  a  classified  board  may  be  used  as  an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C. Board and Committee Independence

DeAM policy is to vote:
1.   "For" proposals that require that a certain  percentage  (majority up to 66
     2/3%) of members of a board of directors be  comprised  of  independent  or unaffiliated directors.
2.   "For" proposals that require all members of a company's compensation, audit or nominating committees to be independent or unaffiliated directors.
3.   "Against"   shareholder  proposals  to  require  the  addition  of  special interest, or constituency, representatives to boards of directors.
4.   "For" separation of the Chairman and CEO positions.

Rationale:  Board  independence  is a cornerstone  of effective  governance  and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.

D. Liability and Indemnification of Directors

DeAM policy is to vote "for" management  proposals to limit directors' liability and to broaden the indemnification of directors,  unless broader indemnification or limitations on directors' liability would affect  shareholders'  interests in pending litigation.

Rationale:  While shareholders want directors and officers to be responsible for their actions,  it is not in the best interests of the  shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable  directors  willing to serve.  We support  expanding liability only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E. Qualifications of Directors

DeAM policy is to follow  management's  recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors,  and not the shareholders, is most qualified to establish qualification policies.

F. Removal of Directors and Filling of Vacancies

DeAM  policy  is to  vote  "against"  proposals  that  include  provisions  that directors  may be removed  only for cause or proposals  that include  provisions that only continuing directors may fill board vacancies.

Rationale:  Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually  requires proof of  self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove  directors  except under  extreme  circumstances.  Removal  without cause requires no such showing.

Allowing  only   incumbent   directors  to  fill   vacancies  can  serve  as  an
anti-takeover device,  precluding  shareholders from filling the board until the next regular election.

G. Proposals to Fix the Size of the Board

DeAM policy is to vote:
1.   "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed  change is given; or (b) the proposal is part of a package of takeover defenses.
2.   "Against"  proposals  allowing  management  to fix the  size  of the  board without shareholder approval.

Rationale:  Absent danger of  anti-takeover  use,  companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H. Proposals to Restrict Chief Executive Officer's Service on Multiple Boards

DeAM policy is to vote "For"  proposals  to restrict a Chief  Executive  Officer from serving on more than three outside boards of directors.

Rationale:  Chief  Executive  Officer must have  sufficient  time to ensure that shareholders' interests are represented adequately.

II.  Capital Structure

A. Authorization of Additional Shares

DeAM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares  authorized  to shares outstanding  for a large cap  company,  and do not  exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap  company (companies having a market capitalization under one billion U.S. dollars.).

Rationale:  While  companies need an adequate number of shares in order to carry on business,  increases  requested  for general  financial  flexibility  must be limited to protect  shareholders  from their  potential use as an  anti-takeover device.  Requested  increases for specifically  designated,  reasonable business purposes  (stock  split,  merger,  etc.)  will be  considered  in light of those purposes and the number of shares required.

B. Authorization of "Blank Check" Preferred Stock

DeAM policy is to vote:
1.   "Against"  proposals to create blank check  preferred  stock or to increase the number of authorized  shares of blank check  preferred stock unless the company  expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.   "For"  proposals  mandating  shareholder  approval  of  blank  check  stock placement.

Rationale:  Shareholders  should be permitted to monitor the issuance of classes of  preferred  stock  in  which  the  board of  directors  is  given  unfettered discretion to set voting,  dividend,  conversion and other rights for the shares issued.

C. Stock Splits/Reverse Stock Splits

DeAM policy is to vote "for" stock  splits if a legitimate  business  purpose is set forth and the split is in the shareholders'  best interests.  A vote is cast
"for" a reverse  stock split only if the number of shares  authorized is reduced in the same  proportion  as the reverse  split or if the  effective  increase in authorized  shares  (relative to  outstanding  shares)  complies  with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale:  Generally,  stock splits do not detrimentally  affect  shareholders.
Reverse  stock  splits,  however,  may have the same  result as an  increase  in authorized shares and should be analyzed accordingly.

D. Dual Class/Supervoting Stock

DeAM policy is to vote  "against"  proposals to create or  authorize  additional shares of super-voting stock or stock with unequal voting rights.

Rationale:  The "one share,  one vote"  principal  ensures  that no  shareholder maintains a voting interest exceeding their equity interest in the company.

E. Large Block Issuance

DeAM  policy is to address  large  block  issuances  of stock on a  case-by-case basis,  incorporating  the  recommendation  of an independent  third party proxy research  firm  (currently  ISS)  subject  to review by the PVWG as set forth in
DeAM's Proxy  Policies and  Procedures.  Additionally,  DeAM supports  proposals requiring shareholder approval of large block issuances.

Rationale:   Stock   issuances  must  be  reviewed  in  light  of  the  business circumstances  leading to the request and the  potential  impact on  shareholder value.

F. Recapitalization into a Single Class of Stock

DeAM  policy is to vote "for"  recapitalization  plans to  provide  for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale:  Consolidation  of multiple  classes of stock is a business  decision that may be left to the board  and/management  if there is no adverse  effect on shareholders.

G. Share Repurchases

DeAM policy is to vote "for" share  repurchase  plans provided all  shareholders are able to participate on equal terms.

Rationale:  Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H. Reductions in Par Value

DeAM  policy  is to vote  "for"  proposals  to  reduce  par  value,  provided  a legitimate  business  purpose is stated  (e.g.,  the  reduction of corporate tax responsibility.)

Rationale:  Usually,  adjustments to par value are a routine financial  decision with no substantial impact on shareholders.

III. Corporate Governance Issues

A. Confidential Voting

DeAM policy is to vote "for"  proposals to provide for  confidential  voting and independent  tabulation  of voting  results and to vote  "against"  proposals to repeal such provisions.

Rationale:  Confidential voting protects the privacy rights of all shareholders.
This is particularly  important for  employee-shareholders  or shareholders with business  or other  affiliations  with the  company,  who may be  vulnerable  to coercion or retaliation when opposing  management.  Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it  prohibit  shareholders  from making  their views known  directly to management.

B. Cumulative Voting

DeAM policy is to vote "for" shareholder  proposals requesting cumulative voting and "against"  management  proposals to eliminate it.  However,  the protections afforded  shareholders by cumulative voting are not necessary when a company has a  history  of good  performance  and  does not  have a  concentrated  ownership interest.  Accordingly,  a vote is cast "for"  cumulative  voting and  "against"
proposals  to  eliminate  it unless:  a) The  company  has a five year return on investment  greater than the  relevant  industry  index,  b) All  directors  and executive  officers as a group beneficially own less than 10% of the outstanding stock, and c) No shareholder (or voting block)  beneficially owns 15% or more of the company.

Thus,  failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale:  Cumulative  voting  is a tool that  should  be used to  ensure  that holders  of a  significant  number  of  shares  may have  board  representation, however, the presence of other safeguards may make their use unnecessary.

C. Supermajority Voting Requirements

DeAM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for"  shareholder  proposals to modify or rescind  existing  supermajority  requirements.  *Exception  made when company  holds a controlling  position and seeks to lower  threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority  requirements may make it difficult or impossible for  shareholders to remove  egregious by-law or charter  provisions.  Occasionally,  a company with a  significant  insider held position might attempt to lower a supermajority  threshold to make it easier for management to approve  provisions  that may be detrimental to  shareholders.  In
that  case,  it  may  not  be  in  the  shareholders   interests  to  lower  the
supermajority provision.

D. Shareholder Right to Vote

DeAM  policy  is  to  vote  "against"  proposals  that  restrict  the  right  of shareholders  to call  special  meetings,  amend the  bylaws,  or act by written consent. Policy is to vote "for" proposals that remove such restrictions.

Rationale:  Any reasonable means whereby shareholders can make their views known to management or affect the governance process should be supported.

IV.  Compensation

Annual  Incentive Plans or Bonus Plans are often  submitted to shareholders  for approval.  These  plans  typically  award  cash to  executives  based on company performance.  Deutsche  Bank  believes  that the  responsibility  for  executive compensation  decisions rest with the board of directors and/or the compensation committee,  and its  policy is not to  second-guess  the  board's  award of cash compensation amounts to executives unless a particular award or series of awards is deemed  excessive.  If stock  options  are  awarded as part of these bonus or incentive  plans,  the provisions must meet Deutsche  Bank's criteria  regarding stock option plans, or similar stock-based  incentive  compensation  schemes, as set forth below.

A. Executive and Director Stock Option Plans

DeAM  policy  is to vote  "for"  stock  option  plans  that  meet the  following criteria:
(1)  The  resulting  dilution of existing  shares is less than (a) 15 percent of outstanding  shares  for large  capital  corporations  or (b) 20 percent of outstanding  shares for small-mid  capital  companies  (companies  having a market capitalization under one billion U.S. dollars.)
(2)  The transfer of equity  resulting from granting options at less than FMV is no greater than 3% of the over-all market  capitalization  of large capital corporations, or 5% of market cap for small-mid capital companies.
(3)  The plan does not contain express repricing  provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)  The plan does not grant options on super-voting stock.

DeAM will support  performance-based  option proposals as long as a) they do not mandate that all options granted by the company must be performance  based,  and
b) only certain  high-level  executives  are subject to receive the  performance based options.

DeAM will  support  proposals  to  eliminate  the  payment of  outside  director pensions.

Rationale:   Determining  the  cost  to  the  company  and  to  shareholders  of stock-based  incentive  plans raises  significant  issues not  encountered  with cash-based  compensation plans. These include the potential dilution of existing shareholders'  voting power, the transfer of equity out of the company resulting from the grant and  execution  of options at less than FMV and the  authority to reprice or replace  underwater  options.  Our stock option plan  analysis  model seeks to allow reasonable  levels of flexibility for a company yet still protect
shareholders   from  the  negative  impact  of  excessive  stock   compensation.
Acknowledging  that small  mid-capital  corporations  often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation,  we provide slightly more flexibility for those companies.

B. Employee Stock Option/Purchase Plans

DeAM policy is to vote for employee  stock  purchase plans (ESPPs) when the plan complies with Internal Revenue Code 423,  allowing  non-management  employees to purchase stock at 85% of FMV.

DeAM policy is to vote "for" employee  stock option plans (ESOPs)  provided they meet the standards for stock option plans in general.  However,  when  computing dilution  and  transfer  of  equity,  ESOPs are  considered  independently  from executive and director option plans.

Rationale:  ESOPs and ESPPs  encourage  rank-and-file  employees  to  acquire an ownership  stake in the  companies  they work for and have been shown to promote employee loyalty and improve productivity.

C. Golden Parachutes

DeAM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden  parachutes to no more than three times base  compensation.  Policy is to vote  "against"  more  restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation,  DeAM considers that an effective parachute  should be less attractive than continued  employment and that the IRS has opined that amounts greater than three times annual salary are excessive.

D. Proposals to Limit Benefits or Executive Compensation

DeAM policy is to vote "against"
1.   Proposals to limit benefits, pensions or compensation and
2.   Proposals  that request or require  disclosure  of  executive  compensation greater than the disclosure  required by Securities and Exchange Commission
     (SEC) regulations.

Rationale:  Levels of compensation  and benefits are generally  considered to be day-to-day  operations  of the  company,  and  are  best  left  unrestricted  by arbitrary limitations proposed by shareholders.

E. Option Expensing

DeAM  policy is to support  proposals  requesting  companies  to  expense  stock options.

Rationale:  Although  companies can choose to expense options  voluntarily,  the
Financial  Accounting  Standards  Board (FASB) does not yet require it,  instead allowing  companies to disclose the theoretical  value of options as a footnote.
Because the expensing of stock options lowers earnings, most companies elect not to do so.  Given the fact that  options  have  become an integral  component  of compensation and their exercise results in a transfer of shareholder value, DeAM agrees  that  their  value  should  not be  ignored  and  treated  as "no  cost"
compensation.  The  expensing  of stock  options  would  promote more modest and appropriate use of stock options in executive  compensation  plans and present a more accurate picture of company operational earnings.

V.   Anti-Takeover Related Issues

A. Shareholder Rights Plans ("Poison Pills")

DeAM policy is to vote "for"  proposals to require  shareholder  ratification of poison  pills  or that  request  boards  to  redeem  poison  pills,  and to vote
"against"  the adoption of poison pills if they are  submitted  for  shareholder ratification.

Rationale:  Poison  pills  are the most  prevalent  form of  corporate  takeover defenses  and can be (and usually are)  adopted  without  shareholder  review or consent.  The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B. Reincorporation

DeAM policy is to examine reincorporation proposals on a case-by-case basis. The voting  decision is based on: (1)  differences in state law between the existing state  of  incorporation  and  the  proposed  state  of  incorporation;  and (2)
differences  between the existing and the  proposed  charter/bylaws/articles  of incorporation and their effect on shareholder  rights. If changes resulting from the proposed  reincorporation  violate the corporate  governance  principles set forth in these  guidelines,  the  reincorporation  will be  deemed  contrary  to shareholder's interests and a vote cast "against."

Rationale:  Reincorporations  can be  properly  analyzed  only by looking at the advantages  and  disadvantages  to their  shareholders.  Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C. Fair-Price Proposals

DeAM policy is to vote "for" management fair-price proposals, provided that: (1)
the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price  test based on the  highest  price that the  acquirer  has paid for a company's  shares;  (3) the  supermajority  requirement  for bids  that fail the fair-price test is no higher than two-thirds of the outstanding  shares; (4) the proposal contains no other anti-takeover  provisions or provisions that restrict shareholders rights. A vote is cast for shareholder  proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale:  While fair price provisions may be used as anti-takeover devices, if adequate  provisions are included,  they provide some protection to shareholders who  have  some  say in  their  application  and the  ability  to  reject  those protections if desired.

D. Exemption from state takeover laws

DeAM policy is to vote "for" shareholder  proposals to opt out of state takeover laws and to vote "against"  management  proposals requesting to opt out of state takeover laws.

Rationale:  Control  share  statutes,  enacted  at the  state  level,  may  harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E. Non-financial Effects of Takeover Bids

Policy is to vote "against"  shareholder  proposals to require  consideration of non-financial effects of merger or acquisition proposals.

Rationale:  Non-financial  effects may often be subjective  and are secondary to
DeAM's stated purpose of acting in its client's best economic interest.

VI.  Mergers & Acquisitions

Evaluation of mergers,  acquisitions  and other special  corporate  transactions
(i.e., takeovers,  spin-offs, sales of assets,  reorganizations,  restructurings and  recapitalizations)  are  performed on a  case-by-case  basis  incorporating
information  from  an  independent   proxy  research  source   (currently  ISS.)
Additional resources including portfolio management and research analysts may be considered as set forth in DeAM's Policies and Procedures.

VII. Social & Political Issues

With  increasing  frequency,  shareholder  proposals are  submitted  relating to social and political  responsibility  issues.  Almost  universally,  the company management  will  recommend a vote  "against"  these  proposals.  These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable,  yet opposing, theory of  support.  More so than  with  other  types of proxy  proposals,  social  and political  responsibility  issues may not have a connection  to the economic and corporate governance principles affecting shareholders' interests. DeAM's policy regarding social and political  responsibility  issues, as with any other issue, is designed to protect our client shareholders' economic interests.

Occasionally,  a distinction is made between a shareholder  proposal  requesting direct  action  on  behalf  of the  board  and a  request  for a  report  on (or disclosure of) some information.  In order to avoid unduly burdening any company with  reporting  requirements,  DeAM's  policy  is to vote  against  shareholder proposals that demand additional disclosure or reporting than is required by the
Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.   Labor & Human Rights

DeAM policy is to vote "against"  adopting  global codes of conduct or workplace standards exceeding those mandated by law.

Rationale:  Additional  requirements  beyond  those  mandated  by law are deemed unnecessary and potentially burdensome to companies

B.   Environmental Issues

DeAM policy is to vote  "against" the adoption of the CERES  Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale:  Environmental  issues are extensively  regulated by outside agencies and compliance with additional  requirements  often involve  significant cost to companies.

C.   Diversity & Equality

1.  DeAM  policy  is to vote  "against"  shareholder  proposals  to force  equal employment opportunity, affirmative action or board diversity.

Rationale:  Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient  assurance that companies act responsibly and make information public.

2.  DeAM  policy  is also to vote  "against"  proposals  to adopt  the  MacBride
Principles.  The  MacBride  Principles  promote  fair  employment,  specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the
MacBride Principles redundant.  Their adoption could potentially lead to charges of reverse discrimination.

D.   Health & Safety

1. DeAM policy is to vote "against"  adopting a  pharmaceutical  price restraint policy or reporting pricing policy changes.

Rationale:  Pricing is an integral part of business for pharmaceutical companies and  should  not  be  dictated  by  shareholders  (particularly  pursuant  to an arbitrary formula.)  Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. DeAM policy is to vote "against"  shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale:  Additional  requirements  beyond  those  mandated  by law are deemed unnecessary and potentially burdensome to companies.

E.   Government/Military

1.   DeAM  policy  is  to  vote  against  shareholder  proposals  regarding  the production  or sale of  military  arms or nuclear or  space-based  weapons, including  proposals  seeking to  dictate a  company's  interaction  with a particular foreign country or agency.

Rationale:  Generally,  management  is in a better  position to  determine  what products or industries a company can and should  participate  in.  Regulation of the production or distribution  of military  supplies is, or should be, a matter of government policy.

2.   DeAM policy is to vote "against"  shareholder proposals regarding political contributions and donations.

Rationale:  The Board of Directors  and  Management,  not  shareholders,  should evaluate and determine the recipients of any contributions made by the company.

3.   DeAM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.

Rationale:  The Board of Directors  and  Management,  not  shareholders,  should evaluate and determine the recipients of any contributions  made by the company.

F.   Tobacco

1. DeAM policy is to vote "against"  shareholder proposals requesting additional standards or reporting  requirements for tobacco  companies as well as "against"
requesting  companies  to report on the  intentional  manipulation  of  nicotine content.

Rationale:  Where a tobacco company's actions meet the requirements of legal and industry  standards,  imposing  additional  burdens may  detrimentally  affect a company's  ability to compete.  The disclosure of nicotine  content  information could affect the company's rights in any pending or future litigation.

4. Shareholder  requests to spin-off or restructure  tobacco  businesses will be opposed.

Rationale:  These  decisions  are  more  appropriately  left  to the  Board  and management, and not to shareholder mandate.

VIII. Miscellaneous Items

A. Ratification of Auditors

DeAM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale:  Absent  evidence  that  auditors  have not  performed  their  duties adequately, support for management's nomination is warranted.

B. Limitation of non-audit services provided by independent auditor

DeAM  policy  is to  support  proposals  limiting  non-audit  fees to 50% of the aggregate  annual  fees earned by the firm  retained as a company's  independent auditor.

Rationale:  In the  wake of  financial  reporting  problems  and  alleged  audit failures at a number of  companies,  DeAM  supports the general  principle  that companies  should retain  separate  firms for audit and  consulting  services to avoid potential conflicts of interest.  However,  given the protections afforded by the  recently  enacted  Sarbanes-Oxley  Act of  2002  (which  requires  Audit
Committee  pre-approval  for  non-audit  services and  prohibits  auditors  from providing specific types of services), and the fact that some non-audit services
are  legitimate  audit-related  services,   complete  separation  of  audit  and
consulting fees may not be warranted.  A reasonable limitation is appropriate to help ensure auditor  independence and it is reasonable to expect that audit fees exceed non-audit fees.

C. Audit firm rotation

DeAM  policy is to support  proposals  seeking  audit firm  rotation  unless the rotation period sought is less than five years.

Rationale:  While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years,  DeAM believes that rotation of the actual audit firm would  provide  an even  stronger  system of checks  and  balances  on the audit function.

D. Transaction of Other Business

DeAM policy is to vote against "transaction of other business" proposals.

Rationale:  This is a routine item to allow  shareholders  to raise other issues and  discuss  them at the  meeting.  As the  nature of these  issues  may not be disclosed  prior to the meeting,  we recommend a vote against  these  proposals.
This  protects  shareholders  voting by proxy (and not  physically  present at a meeting)  from  having  action  taken at the  meeting  that they did not receive proper notification of or sufficient opportunity to consider.

E. Motions to Adjourn the Meeting

DeAM Policy is to vote against proposals to adjourn the meeting.

Rationale:  Management  may seek authority to adjourn the meeting if a favorable outcome is not secured.  Shareholders should already have had enough information to make a decision.  Once votes have been cast,  there is no  justification  for management  to  continue  spending  time and  money to  press  shareholders  for support.

F. Bundled Proposals

DeAM policy is to vote  against  bundled  proposals  if any bundled  issue would require a vote against it if proposed individually.

Rationale:  Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.

G. Change of Company Name

DeAM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H. Proposals Related to the Annual Meeting

DeAM  Policy is to vote in favor of  management  for  proposals  related  to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I. Investment Company Proxies

Proxies  solicited by  investment  companies  are voted in  accordance  with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DeAM or an affiliate serves as investment adviser or principal  underwriter,  such proxies are voted in the same proportion as the vote of all other  shareholders.  Proxies  solicited by master funds from feeder funds will be voted in accordance  with  applicable  provisions of Section 12 of the Investment Company Act of 1940.

Investment  companies,   particularly   closed-end  investment  companies,   are
different from traditional  operating companies.  These differences may call for differences in voting positions on the same matter. For example, DeAM could vote
"for"  staggered  boards  of  closed-end  investment  companies,  although  DeAM generally votes "against" staggered boards for operating companies. Further, the manner in which DeAM votes investment  company proxies may differ from proposals
for  which  a  DeAM-advised   investment   company  solicits  proxies  from  its
shareholders.  As reflected in the Guidelines,  proxies  solicited by closed-end
(and  open-end)   investment   companies  are  voted  in  accordance   with  the
pre-determined guidelines of an independent third-party.

J. International Proxy Voting

The above  guidelines  pertain to  issuers  organized  in the  United  States or
Canada.  Proxies  solicited by other  issuers are voted in  accordance  with the recommendations of an independent third party, currently ISS.

                                                                       Exhibit 1

            List of Advisers Covered by these Policies and Procedures

     Deutsche Asset Management Inc.
     Deutsche Investment Management Americas Inc.
     Investment Company Capital Corp.
     Deutsche Asset Management Investment Services

                                                                      APPENDIX C

                          ADDITIONAL INFORMATION ABOUT

                          THE FUNDS' PORTFOLIO MANAGERS

Compensation of Portfolio Managers

Set forth below are  descriptions of the compensation  arrangements  utilized by each of the Funds'  Subadvisors  to  compensate  the  portfolio  managers of the
Funds. Under the Trust's manager of managers structure,  each Fund pays a fee to the  Advisor  for  investment  advisory  services  and  the  Advisor,  in  turn, compensates  that Fund's  subadvisor(s).  Each  subadvisor  is  responsible  for compensating its employees.  Each portfolio manager's compensation  arrangements are  established  by the  subadvisor by whom the portfolio  manager is employed.
Neither the Trust nor the Advisor has any  discretion  or authority to determine the amount or the structure of the  individual  portfolio  managers'  respective compensation arrangements.

Other Accounts Managed by the Portfolio Managers

The portfolio managers of the Funds may provide portfolio management services to various other entities,  including other registered investment companies, pooled investment  vehicles  that are not  registered  investment  companies  and other investment accounts managed for organizations or individuals. Actual or apparent conflicts  of  interest  may  arise  when a  portfolio  manager  has  day-to-day management  responsibilities with respect to more than one investment company or other account.  Specifically,  portfolio managers who manage multiple investment companies  and/or other accounts are presented  with the potential  conflicts of interest that may include, among other things:

          (i)  an inequitable  distribution of the portfolio  manager's time and attention;

          (ii) the unequal  distribution  or  allocation  between  accounts of a limited investment opportunity; and

          (iii)incentives,  such as performance-based  advisory fees that relate only to certain accounts.

Set forth  below is  information  regarding  the other  accounts  for which each portfolio manager has day-to-day  portfolio  management  responsibilities  as of
December  31,  2004.  The accounts are  classified  into three  categories:  (i)
registered  investment  companies,  (ii) other pooled investment  vehicles,  and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are  based on  investment  performance  ("performance  fees"),  information regarding those accounts is presented separately.

MGI US Large Cap Growth Equity Fund

Enhanced Investment Technologies, LLC ("INTECH")

A team of four portfolio  managers is responsible for the day-to-day  management of INTECH's  allocated  portion of the Fund's  portfolio.  The team  consists of
Robert  Fernholz,  David E.  Hurley,  Cary Maguire and Joseph W.  Runnels.  Each
portfolio manager receives base pay in the form of a fixed annual salary paid by
INTECH,  which is not directly  based on the  performance  or assets of INTECH's allocated  portion  of the  Fund's  portfolio.  Each  portfolio  manager is also eligible for a cash bonus as determined by INTECH,  which is not directly  based on the  performance  or assets  of  INTECH's  allocated  portion  of the  Fund's portfolio.  The  portfolio  managers,  as part  owners of INTECH,  also  receive compensation by virtue of their ownership interest in INTECH.

In  addition  to the Fund,  the team  manages:  18 other  registered  investment companies,  with  $3.4  billion  in  total  assets  under  management;  4 pooled investment vehicles other than registered investment companies with $2.4 billion in total assets under  management;  and 201 other accounts with $24.1 billion in total assets under  management (of those 201 other accounts,  32 accounts,  with total assets under management of $5.5 billion, charge performance fees).

Sands Capital Management ("Sands Capital")

A team consisting of Messrs.  Frank M. Sands, Sr., Frank M. Sands, Jr., David E.
Levanson and A. Michael Sramek is responsible  for the day-to-day  management of
Sands Capital's  allocated  portion of the Fund's  portfolio.  Compensation  for members of the team  consists of the  following  components:  (i)  salary,  (ii)
annual qualitative bonus, (iii) a standard profit sharing plan, (iv) a long-term incentive bonus, (v) a "synthetic"  equity plan, and (vi) an investment  results bonus.  The  investment  results  bonus  is  comprised  of  one  and  three-year investment  components,  calculated by reference the relative to  performance of the firm's  institutional  composite  and the  Russell  1000  Growth  Index over rolling one and three-year periods.

In  addition  to the  Fund,  the team  manages:  6 other  registered  investment companies with  approximately  $1.7 billion in total assets under management (of those 6 registered investment companies, one, with total assets under management of $173 million,  charges a performance fee); 4 pooled investment vehicles other than registered  investment  companies with  approximately $408 million in total assets under  management;  and 1,255 other  accounts  with  approximately  $12.5 billion in total  assets  under  management  (of those 1,255 other  accounts,  6 accounts, with total assets under management of $861 million, charge performance fees).

MGI US Large Cap Value Equity Fund

Lord, Abbett & Co. LLC ("Lord Abbett")

Eli M. Salzmann and Sholom Dinsky are responsible for the day-to-day  management of Lord Abbett's  allocated portion of the Fund's  portfolio.  For managing Lord
Abbett's  allocated  portion of the Fund's  portfolio,  each  portfolio  manager receives a base  salary,  bonus and profit  sharing  contributions.  Bonuses are based on an evaluation  of  investment  results.  These  investment  results are evaluated using three and five-year  performance figures and comparing them with appropriate  style  benchmarks  and peer  group  rankings.  Finally,  there is a component of the bonus that  reflects  leadership of the  investment  management team.

In addition to the Fund, Mr.  Salzmann  manages 15 other  registered  investment companies  with  $25.1  billion  in total  assets  under  management;  10 pooled investment vehicles other than registered investment companies with $716 million in total assets under  management;  and 49,832 other accounts with $17.9 billion in total assets under  management (of those 49,832 other accounts,  one account, with total assets under management of $207 million, charges a performance fee).

In addition  to the Fund,  Mr.  Dinsky  manages 14 other  registered  investment companies  with  $24.9  billion  in total  assets  under  management;  10 pooled investment vehicles other than registered investment companies with $716 million in total assets under  management;  and 49,832 other accounts with $17.9 billion in total assets under  management (of those 49,832 other accounts,  one account, with total assets under management of $207 million, charges a performance fee).

Pzena Investment Management ("Pzena")

A team  consisting  of Richard S.  Pzena,  John P. Goetz and A. Rama  Krishna is
responsible for the day-to-day  management of Pzena's  allocated  portion of the
Fund's  portfolio.  The  compensation  that each portfolio  manager receives for serving as a portfolio  manager of the Fund is a combination of a base salary, a performance bonus and equity ownership, as appropriate.

In  addition  to the Fund,  Messrs.  Pzena and Goetz  manage 6 other  registered investment  companies  with $2.37 billion in total assets under  management;  72 pooled investment vehicles other than registered  investment companies with $1.3 billion  in  total  assets  under  management  (of  those 72  pooled  investment vehicles,  one,  with total assets  under  management  of $5 million,  charges a performance fee); and 291 other accounts with $6.9 billion in total assets under management  (of those 291 other  accounts,  7 accounts,  with total assets under management of $1.6 billion, charge performance fees).

In addition  to the Fund,  Mr.  Krishna  manages 4 other  registered  investment companies  with  $2.4  billion  in total  assets  under  management;  14  pooled investment vehicles other than registered investment companies with $394 million in total assets under  management;  and 18 other  accounts  with $1.0 billion in total assets under  management  (of those 18 other  accounts,  4 accounts,  with total assets under management of $571 million, charge performance fees).

MGI US Small/Mid Cap Growth Equity Fund

Westfield Capital Management Company, LLC ("Westfield")

A team of five portfolio  managers is responsible for the day-to-day  management of Westfield's  allocated portion of the Fund's portfolio.  The team consists of
William A. Muggia, Arthur J. Bauernfeind,  Ethan J. Meyers, Scott R. Emerman and
Bruce N. Jacobs.

Portfolios  are managed by Westfield on a team basis with analysts and portfolio
managers   contributing   names  from  their   respective  areas  of  expertise.
Westfield's Investment Committee, which consists of all of Westfield's portfolio managers and analysts,  makes purchase and sale  decisions on a consensus  basis across all eligible accounts. Westfield also provides separately managed account services,  including  limited  partnerships,  to  portfolios  subject to certain restrictions.

The following Westfield employees are jointly and primarily  responsible for the day-to-day  management of Westfield's allocated portion of the Fund's portfolio:
Mr. William Muggia, Chief Investment Officer and President,  joined Westfield in
1994 and has served as President and CIO of Westfield  since 2001. Mr. Muggia is the lead member of the team and is ultimately  responsible for overall portfolio management of Westfield's  allocated portion of the Fund's portfolio.  He covers the healthcare and medical technology sectors. Mr. Arthur Bauernfeind,  Chairman and CEO, joined Westfield in 1990 and has served as Chairman and CEO since 2000.
Mr. Bauernfeind covers economics,  financial services,  transportation and fixed income markets. Mr. Ethan J. Meyers, Senior Vice President,  joined Westfield in
1999 and covers business, financial and consumer services. Mr. Scott R. Emerman,
Senior  Security   Analyst,   joined  Westfield  in  2002  and  covers  consumer
discretionary and consumer  staples.  Before joining  Westfield,  he served as a
Vice President in the Equity  Research  Department of Harbor Capital  Management
since 1997. Mr. Bruce Jacobs, Senior Security Analyst, jointed Westfield in 2004 and covers healthcare and medical devices.  Before joining Westfield,  he served as a Director and Senior Equity Analyst of Deutsche Bank Securities  since 1996.
Other members of the committee  include  Richard Lee who covers  technology  and communications;  Anthony  Lisa II who covers  financial  services  and  consumer services;  Hamlen  Thompson  who covers  healthcare,  energy and  software;  and
Elizabeth  McConnaughey  and Geoff  Kuli who cover  cyclicals,  industrials  and materials.

All members of the investment  committee,  with the exception of Messrs.  Muggia and  Bauernfeind,  are eligible for a fixed base salary and an annual bonus. The bonus is based on the team member's overall performance as well as the financial performance of Westfield. Specific performance criteria include the quantity and quality of  recommendations  submitted to the investment  committee,  as well as
attitude,  teamwork,   communication  and  motivation.   Individual  performance
attribution  is also  reviewed.  Each member can also  participate in the Boston
Private  Financial  Holdings  401K/Profit  Sharing Plan according to eligibility requirements  and may also receive stock options and longevity stock awards from
Westfield's parent company, Boston Private Financial Holdings.

Mr.  Muggia and Mr.  Bauernfeind  are  eligible  for a fixed base  salary and an annual bonus which is paid the month after  year-end.  The bonus is based on the overall financial  performance of Westfield and can vary depending on the firm's results.  Messrs. Muggia and Bauernfeind are also eligible to participate in the
Boston Private  Financial  Holdings  Deferred  Compensation  Plan and the Boston
Private  Financial  Holdings  401K/Profit  Sharing Plan according to eligibility requirements.  Each may  also  receive  stock  option  and  stock  rewards  from
Westfield's  parent company,  Boston Private Financial  Holdings.  Mr. Muggia is also  entitled to receive and has  discretion  to  distribute,  a portion of the performance fees earned on the partnerships, if any.

In addition to the Fund,  Mr.  Muggia is the lead manager of 7 other  registered investment  companies  with $2.2  billion in total assets  under  management;  4 pooled investment vehicles other than registered  investment companies with $462 million in total  assets  under  management;  and 192 other  accounts  with $3.7 billion in total assets under  management.  14 accounts totaling $1.1 billion of those 192 accounts charge performance fees in addition to a base fee.

In addition to the Fund, Mr. Bauernfeind manages one other registered investment company  with  $6.5  million  in total  assets  under  management  and 104 other accounts with $513.0 million in total assets under management.

In  addition  to the Fund,  Mr.  Meyers  manages 75 other  accounts  with $641.9 million in total  assets  under  management.  1 account  totaling $28 million of those 75 accounts charges a performance fee in addition to a base fee.

In addition to the Fund, Mr. Emerman  manages 10 other accounts with $22 million in total assets under management.

Mazama Capital Management ("Mazama")

Messrs.  Ronald A.  Sauer and  Stephen C.  Brink and Ms.  Gretchen  M. Novak are
jointly responsible for the day-to-day  management of Mazama's allocated portion of the Fund's  portfolio.  The compensation that each portfolio manager receives
consists  of  a  base  salary  and  performance-based   incentive  compensation.
Performance-based  incentive  compensation is based on the portfolio  management fees received by Mazama for all accounts under management.

In  addition  to the Fund,  the team  manages:  10 other  registered  investment companies,  with  $1.2  billion  in  total  assets  under  management;  5 pooled investment vehicles other than registered investment companies with $152 million in total assets under  management;  and 65 other  accounts  with $4.3 billion in total  assets under  management  (of those 65 other  accounts,  one account with total assets under management of $104 million, charges a performance fee).

MGI US Small/Mid Cap Value Equity Fund

J.L. Kaplan Associates, LLC ("Kaplan")

Messrs. James L. Kaplan and Paul Weisman, and Ms. Regina Wiedenski,  are jointly and primarily  responsible for the day-to-day  management of Kaplan's  allocated portion of the Fund's  portfolio.  The compensation  that each portfolio manager receives  consists of a base salary  combined  with  performance-based  payments depending on the growth and profitability of the firm.

In  addition  to the  Fund,  the  team  manages  2 other  registered  investment companies  with $347.7  million in total  assets  under  management;  one pooled investment vehicle other than a registered investment company with $22.3 million in total assets under management;  and 1,236 other accounts with $4.9 billion in total assets under management (of those 1,236 other accounts,  one account, with total assets under management of $189 million, charges a performance fee).

Wells Capital Management ("WCM")

Messrs.  Dale  Benson  and  Mark  Cooper  are  responsible  for  the  day-to-day management of WCM's allocated portion of the Fund's portfolio.  The compensation that Messrs.  Benson and Cooper each receive for serving as a portfolio  manager of the Fund is based on relative  investment  performance within acceptable risk parameters and includes salary, bonus and deferred compensation components.

In addition to the Fund,  Messrs.  Benson and Cooper  manage 122 other  accounts with $2.1 billion in total assets under management.

MGI Non-US Core Equity Fund

Grantham, Mayo, Van Otterloo & Company, LLC ("GMO")

Tom Hancock is  responsible  for the  day-to-day  management of GMO's the Fund's portfolio. The compensation that Dr. Hancock receives for serving as a portfolio manager of the Fund  consists of a base salary,  a  partnership  interest in the firm's profits and possibly an additional, discretionary bonus. The compensation
program   does  not   disproportionately   reward   out-performance   by  higher
fee/performance fee products.

In addition to the Fund,  Dr.  Hancock  manages 14 other  registered  investment companies  with  $9.7  billion  in  total  assets  under  management;  5  pooled investment vehicles other than registered investment companies with $917 million in total assets under  management;  and 23 other  accounts  with $6.8 billion in total assets under management (of those 23 other accounts, 6 accounts with total assets under management of $2.2 billion, charge performance fees).

MGI Core Opportunistic Fixed Income Fund

BlackRock Advisors, Inc. ("BlackRock")

Messrs.  Keith  Anderson  and  Scott  Amero  are  jointly  responsible  for  the day-to-day  management of BlackRock's allocated portion of the Fund's portfolio.
For  managing  BlackRock's  allocated  portion  of the Fund' s  portfolio,  each portfolio  manager  receives base  compensation  from  BlackRock  based on their seniority  and/or their position with the firm,  which may include the amount of assets supervised and other management roles within the firm. In addition,  each portfolio  manager  may  receive  discretionary  compensation,  which  can  be a substantial  portion  of  total  compensation.  Discretionary  compensation  can include  a cash  bonus  as  well as one or  more  of the  following  components:
deferred  compensation  and  long-term  incentive   compensation;   options  and
restricted stock awards; employee stock purchase and 401(k) plans

In addition to the Fund, Mr.  Anderson  manages,  or is a member of a management team for, 30 other registered  investment  companies with $15.0 billion in total assets under  management;  35 pooled  investment  vehicles other than registered investment  companies  with $10.3 billion in total assets under  management  (of those 35 pooled  investment  vehicles,  3, with total assets under management of
$2.6  billion,  charge  performance  fees);  and 366 other  accounts  with $90.7 billion  in total  assets  under  management  (of those 366 other  accounts,  20 accounts, with total assets under management of $5.9 billion, charge performance fees).

In addition to the Fund, Mr. Amero manages,  or is a member of a management team for, 35 other registered investment companies with $17.2 billion in total assets under management; 42 pooled investment vehicles other than registered investment companies  with $11.5  billion in total  assets  under  management  (of those 42 pooled  investment  vehicles,  3, with total  assets  under  management  of $2.6 billion,  charge performance fees); and 384 other accounts with $96.3 billion in total assets under  management (of those 384 other accounts,  20 accounts,  with total assets under management of $5.9 billion, charge performance fees).

Western Asset Management Company ("WAMCo")

Messrs.  Kenneth Leech and Stephen A. Walsh are  responsible  for the day-to-day
management  of  WAMCo's  allocated   portion  of  the  Fund's   portfolio.   The
compensation  that the  portfolio  managers  receive  for  serving as  portfolio managers  of  the  Fund  consist  of a  base  salary,  employee  benefits  and a retirement plan. In addition,  the portfolio  managers are eligible for bonuses, which are completely  discretionary.  The majority of each  portfolio  manager's bonus is tied directly to investment  performance versus appropriate peer groups and benchmarks.

Because the portfolio  managers are responsible for managing  multiple  accounts with similar  investment  strategies,  their bonus  compensation is based on the performance of the aggregate group of similar  accounts,  rather than a specific account.

In  addition  to the  Fund,  Mr.  Leech  manages 4 other  registered  investment companies with approximately $8.0 million in total assets under management;  one pooled  investment  vehicle  other than a  registered  investment  company  with approximately  $3.0  million  in total  assets  under  management;  and 79 other accounts with  approximately  $32.0 million in total assets under management (of those 79 other accounts, 2 accounts,  with total assets under management of $2.3 million, charge performance fees).

In  addition  to the  Fund,  Mr.  Walsh  manages 2 other  registered  investment companies with approximately $1.0 million in total assets under management;  one pooled  investment  vehicle  other than a  registered  investment  company  with approximately  $1.0  million  in total  assets  under  management;  and 73 other accounts with  approximately  $24.0 million in total assets under management (of those 73 other accounts, 6 accounts,  with total assets under management of $0.6 million, charge performance fees).

MGI US Short Maturity Fixed Income Fund

Deutsche Investment Management Americas ("DIMA")

Messrs. Gary Bartlett, Warren A. Davis, Thomas J. Flaherty, Daniel R. Taylor, J.
Christopher  Gagnier  and  Timothy C. Vile are  responsible  for the  day-to-day management  of the  Fund.  DIMA  seeks to  offer  its  investment  professionals competitive  short-term  and  long-term  compensation.  Portfolio  managers  and research  professionals  are paid (i) base  salaries,  which  are  linked to job function,  responsibilities  and financial services industry peer comparison and
(ii) variable  compensation.  Variable  compensation  consists of a compensation pool that is  determined  based on revenues  generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool  is  shared  equally  among  those  senior  investment  professionals.  The compensation  structure for these investment  professions is dependent on, among
other  things,   their   continuing   obligation  to  fulfill  their   fiduciary
responsibilities  to their  clients  and to "live the  values"  of DIMA  through adherence to the DIMA  compliance  policies and  procedures.  This  compensation structure creates an incentive to maximize the size of the funds.  However, DIMA has in place controls  designed to maintain  disciplined  growth of the products managed by this team within the capacity  constraints of the investment process.
DIMA believes that this compensation  structure has been a positive incentive to this team and has  contributed to the development of a strong team culture and a
risk  managed,   consistent   investment   approach  that  has  benefited   fund
shareholders over them.

                                    MGI FUNDS

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

          (a)  Articles of Incorporation.

               (1)  Registrant's  Agreement and Declaration of Trust,  effective as of March 11, 2005, is incorporated herein by reference to the Registrant's Initial Registration Statement on Form N-1A
                    as filed with the SEC via EDGAR on March 21, 2005.

               (2)  Registrant's  Certificate of Trust,  as filed with the State of Delaware on March 11,  2005,  is  incorporated  herein by reference to the Registrant's Initial Registration Statement on Form  N-1A as filed  with the SEC via  EDGAR on March 21,
                    2005.

          (b) By-Laws.

               (1)  Registrant's  By-laws,  effective as of March 11,  2005,  is incorporated herein by reference to the Registrant's Initial
                    Registration  Statement  on Form N-1A as filed  with the SEC via EDGAR on March 21, 2005.

          (c)  Instruments Defining Rights of Security Holders.

               See Article III, "Shares," and Article V,  "Shareholders'  Voting
               Powers and  Meetings," of the  Registrant's  Amended and Restated
               Agreement and Declaration of Trust, electronically filed herewith as Exhibit No. EX-99.a.1.

               See also,  Article II,  "Meetings of  Shareholders,"  and Article
               VII, "General Matters," of the Registrant's By-laws, incorporated herein by  reference  to the  Registrant's  Initial  Registration
               Statement  on Form N-1A as filed  with the SEC via EDGAR on March
               21, 2005.

          (d)  Investment Advisory Contracts.

               (1)  Form  of  Investment   Management   Agreement   between  the
                    Registrant   and  Mercer   Global   Investments,   Inc.   is
                    electronically filed herewith as Exhibit No. EX-99.d.1.

                    (i)  Form of Fee Waiver/Expense Limitation Agreement between the Registrant and Mercer Global  Investments,  Inc. is
                         electronically    filed   herewith   as   Exhibit   No.
                         EX-99.d.1.i.

               (2)  Form  of  Sub-Advisory  Agreement  is  electronically  filed herewith as Exhibit No. EX-99.d.2.

          (e)  Underwriting Contracts.

               (1)  Underwriting  Agreement between the Registrant and MGI Funds
                    Distributors, Inc., to be filed by amendment

          (f)  Bonus or Profit Sharing Contracts.

               Not Applicable.

          (g)  Custodian Agreements.

               (1)  Form of  Custodian  Agreement  between  the  Registrant  and
                    Investors Bank & Trust Company, to be filed by amendment

               (2)  Form of  Delegation  Agreement  between the  Registrant  and
                    Investors Bank & Trust Company, to be filed by amendment

          (h)  Other Material Contracts.

               (1)  Form of Administration  Agreement between the Registrant and
                    Investors Bank & Trust Company, to be filed by amendment

               (2)  Form of  Transfer  Agency  Services  Agreement  between  the
                    Registrant and PFPC Inc., to be filed by amendment

               (3)  Form of Selling/  Services  Agreement between the Registrant and MGI Fund Distributors, Inc., to be filed by amendment

               (4)  Form  of  Administrative   Services  Agreement  between  the
                    Registrant   and  Mercer   Global   Investments,   Inc.   is
                    electronically filed herewith as Exhibit No. EX-99.h.4.

          (i)  Legal Opinion.

               (1)  Legal  Opinion of  Stradley,  Ronon,  Stevens & Young,  LLP,
                    counsel to the Registrant, to be filed by amendment.

          (j)  Other Opinions.

               (1)  Consent of Independent Registered Public Accounting Firm for
                    the Registrant, to be filed by amendment.

               (2)  Powers of Attorney.

                    (a)  Power of Attorney appointing David M. Goldenberg, Bruce
                         G. Leto and Mark A.  Sheehan as  attorneys-in-fact  and
                         agents to Barry McInerney, Robert Ash, Adela Cepeda and
                         Harrison M. Bains is  electronically  filed herewith as
                         Exhibit No. EX-99.j.2.a.

          (k)  Omitted Financial Statements.

               Not Applicable.

          (l)  Initial Capital Agreements.

               (1)  Form of Letter of Understanding  Relating to Initial Capital
                    is electronically filed herewith as Exhibit No. EX-99.l.1.

          (m)  Rule 12b-1 Plan.

               (1)  Form of Distribution and Shareholder  Services Plan, related to Class S  Shares,  is  electronically  filed  herewith  as
                    Exhibit No. EX-99.m.1.

               (2)  Form of Distribution and Shareholder  Services Plan, related to Class Y-1 Shares,  is  electronically  filed  herewith as
                    Exhibit No. EX-99.m.2.

          (n)  Rule 18f-3 Plan.

               (1)  Multiple  Class Plan  pursuant to Rule 18f-3,  effective May
                    16,  2005,  on behalf of each  series of the  Registrant  is electronically filed herewith as Exhibit No. EX-99.n.1.

          (p)  Codes of Ethics.

               (1)  Joint  Code  of  Ethics  of  Registrant  and  Mercer  Global
                    Investments, Inc., the investment adviser of the Registrant, is electronically filed herewith as Exhibit No. EX-99.p.1.

               (2)  Code of Ethics of  Enhanced  Investment  Technologies,  LLC,
                    sub-adviser  of MGI US Large  Cap  Growth  Equity  Fund,  is electronically filed herewith as Exhibit No. EX-99.p.2.

               (3)  Code  of  Ethics   of  Sands   Capital   Management,   Inc.,
                    sub-adviser  of MGI US Large  Cap  Growth  Equity  Fund,  is electronically filed herewith as Exhibit No. EX-99.p.3.

               (4)  Code of Ethics of Lord Abbett & Co. LLC,  sub-adviser of MGI
                    US Large Cap Value  Equity  Fund,  is  electronically  filed herewith as Exhibit No. EX-99.p.4.

               (5)  Code  of  Ethics  of  Pzena   Investment   Management   LLC,
                    sub-adviser  of MGI US  Large  Cap  Value  Equity  Fund,  is electronically filed herewith as Exhibit No. EX-99.p.5.

               (6)  Code of  Ethics of  Westfield  Capital  Management  Company,
                    sub-adviser  of MGI US Small/Mid  Cap Growth Equity Fund, is electronically filed herewith as Exhibit No. EX-99.p.6.

               (7)  Code  of  Ethics  of  Mazama   Capital   Management,   Inc.,
                    sub-adviser  of MGI US Small/Mid  Cap Growth Equity Fund, is electronically filed herewith as Exhibit No. EX-99.p.7.

               (8)  Code of Ethics of J.L. Kaplan Associates,  LLC,  sub-adviser of MGI US Small/Mid Cap Value Equity Fund, is electronically filed herewith as Exhibit No. EX-99.p.8.

               (9)  Code of Ethics  of Wells  Capital  Management  Incorporated,
                    sub-adviser  of MGI US Small/Mid  Cap Value Equity Fund,  is electronically filed herewith as Exhibit No. EX-99.p.9.

               (10) Code of Ethics of Grantham,  Mayo,  Van Otterloo & Co., LLC,
                    sub-adviser   of   MGI   Non-US   Core   Equity   Fund,   is
                    electronically filed herewith as Exhibit No. EX-99.p.10.

               (11) Code of Ethics of Blackrock Advisors,  Inc.,  sub-adviser of
                    MGI Core Opportunistic  Fixed Income Fund, is electronically filed herewith as Exhibit No. EX-99.p.11.

               (12) Code  of  Ethics  of  Western  Asset   Management   Company,
                    sub-adviser of MGI Core Opportunistic  Fixed Income Fund, is electronically filed herewith as Exhibit No. EX-99.p.12.

               (13) Code of Ethics of Deutsche Asset Management,  sub-adviser of
                    MGI US Short Maturity  Fixed Income Fund, is  electronically filed herewith as Exhibit No. EX-99.p.13.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.

ITEM 25. INDEMNIFICATION

     Under the  terms of the  Delaware  Statutory  Trust  Act  ("DSTA")  and the
Registrant's  Agreement and Declaration of Trust  ("Declaration  of Trust"),  no
officer or trustee of the Registrant shall have any liability to the Registrant, its  shareholders,  or any other  party for  damages,  except to the extent such limitation of liability is precluded by Delaware law, the  Declaration  of Trust or the By-Laws of the Registrant.

     Subject to the standards and  restrictions  set forth in the Declaration of
Trust,  DSTA,  Section  3817,  permits a statutory  trust to indemnify  and hold harmless any trustee,  beneficial owner or other person from and against any and all claims  and  demands  whatsoever.  DSTA,  Section  3803  protects  trustees, officers,  managers  and other  employees,  when acting in such  capacity,  from liability to any person other than the  Registrant or  beneficial  owner for any act, omission or obligation of the Registrant or any trustee thereof,  except as otherwise provided in the Declaration of Trust.

     (a)  Indemnification  of the  Trustees and  officers of the  Registrant  is provided for in Article VII of the  Registrant's  Agreement and  Declaration  of
Trust effective March 11, 2005, as filed herewith;

     (b) Form of Investment Advisory Agreement between the Registrant and Mercer
Global  Investments,  Inc., as provided for in Section 10 of the  Agreement,  as filed herewith;

     (c) Form of Sub-Advisory Agreement between the Registrant and Mercer Global
Investments,  Inc.,  as provided  for in Section 10 of the  Agreement,  as filed herewith;

     (d) Form of  Underwriting  Agreement  between the  Registrant and MGI Funds
Distributors,  Inc., as provided for in Section __ of the Agreement, to be filed by amendment;

     (e) Custodian  Agreement  between the Registrant and Investors Bank & Trust
Company,  as  provided  for in  Section  15 of the  Agreement,  to be  filed  by amendment;

     (f) Form of Delegation  Agreement between the Registrant and Investors Bank
& Trust Company, as provided for in Section 11 of the Agreement,  to be filed by amendment;

     (g) Form of  Administration  Agreement between the Registrant and Investors
Bank & Trust Company, as provided for in Section 6 of the Agreement, to be filed by amendment; and

     (h) Form of Transfer Agency Services  Agreement  between the Registrant and
PFPC  Inc.,  as  provided  for in Section  12 of the  Agreement,  to be filed by amendment.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

     Mercer Global  Investments,  Inc., a Delaware  corporation,  is a federally registered investment adviser and indirect,  wholly-owned  subsidiary of Marsh &
McLennan Companies,  Inc. Mercer Global Investments,  Inc., is primarily engaged in providing investment  management services.  Additional  information regarding
Mercer  Global  Investments,  Inc.,  and  information  as to  the  officers  and directors of Mercer  Global  Investments,  Inc., is included in its Form ADV, as filed with the U.S.  Securities and Exchange  Commission  ("SEC")  (registration number 801-63730) and is incorporated herein by reference.

     Enhanced Investment  Technologies,  LLC ("INTECH") is a Sub-Adviser for the
Registrant's MGI US Large Cap Growth Equity Fund. INTECH has its principal place of  business  at 2401 PGA Blvd.,  Suite  100,  Palm Beach  Gardens,  FL,  33410.
Additional  information as to INTECH and the directors and officers of INTECH is included in INTECH's Form ADV filed with the  Commission  (File No.  801-60987), which is  incorporated  herein by  reference  and sets  forth the  officers  and directors of INTECH and information as to any business, profession,  vocation or employment or a substantial  nature  engaged in by those  officers and directors during the past two years.

     Sands  Capital  Management,   Inc.  ("Sands")  is  a  Sub-Adviser  for  the
Registrant's  MGI US Large Cap Growth Equity Fund. Sands has its principal place of business at 1100 Wilson Blvd., Suite 3050, Arlington,  VA, 22209.  Additional
information  as to Sands and the  directors and officers of Sands is included in
Sands'  Form ADV  filed  with the  Commission  (File  No.  801-36414),  which is incorporated  herein by reference  and sets forth the officers and  directors of
Sands and information as to any business, profession,  vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     Lord,   Abbett  &  Co.  LLC  ("Lord  Abbett")  is  a  Sub-Adviser  for  the
Registrant's  MGI US Large Cap Value Equity Fund.  Lord Abbett has its principal place of  business at 90 Hudson  Street,  Jersey  City,  NJ,  07302.  Additional
information  as to Lord Abbett and the  directors and officers of Lord Abbett is included  in Lord  Abbett's  Form  ADV  filed  with  the  Commission  (File  No.
801-6997), which is incorporated herein by reference and sets forth the officers and directors of Lord Abbett and  information  as to any  business,  profession, vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     Westfield Capital  Management  Company,  LLC ("Westfield") is a Sub-Adviser
for the Registrant's MGI US Small/Mid Cap Growth Equity Fund.  Westfield has its
principal place of business at One Financial  Center,  23rd Floor,  Boston,  MA,
02114.  Additional information as to Westfield and the directors and officers of
Westfield is included in Westfield's  Form ADV filed with the  Commission  (File
No.  801-34350),  which is  incorporated  herein by reference and sets forth the officers  and  directors  of  Westfield  and  information  as to  any  business, profession,  vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     Mazama  Capital  Management,  Inc.  ("Mazama")  is a  Sub-Adviser  for  the
Registrant's  MGI US Small/Mid Cap Growth Equity Fund.  Mazama has its principal place of business at One Southwest Columbia Street,  Suite 1500,  Portland,  OR,
97258.  Additional  information  as to Mazama and the  directors and officers of
Mazama is  included  in Mazama's  Form ADV filed with the  Commission  (File No.
801-55010),  which is  incorporated  herein  by  reference  and sets  forth  the officers and directors of Mazama and information as to any business, profession, vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     J.L.  Kaplan  Associates,  LLC ("J.L.  Kaplan")  is a  Sub-Adviser  for the
Registrant's  MGI US  Small/Mid  Cap Value  Equity  Fund.  J.L.  Kaplan  has its
principal  place of business at 222 Berkeley  Street,  Suite 2010,  Boston,  MA,
02116.  Additional  information as to J.L. Kaplan and the directors and officers of J.L.  Kaplan is included in J.L.  Kaplan's Form ADV filed with the Commission
(File No. 801-11802),  which is incorporated  herein by reference and sets forth the officers and directors of J.L.  Kaplan and  information  as to any business, profession,  vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     Wells Capital  Management  ("Wells") is a Sub-Adviser for the  Registrant's
MGI US  Small/Mid  Cap  Value  Equity  Fund.  Wells has its  principal  place of business at 525 Market Street, 10th Floor, San Francisco,  CA, 94105. Additional
information  as to Wells and the  directors and officers of Wells is included in
Wells'  Form ADV  filed  with the  Commission  (File  No.  801-21122),  which is incorporated  herein by reference  and sets forth the officers and  directors of
Wells and information as to any business, profession,  vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     Grantham,  Mayo,  Van Otterloo & Co., LLC ("GMO") is a Sub-Adviser  for the
Registrant's  MGI  Non-US  Core  Equity  Fund.  GMO has its  principal  place of business at 40 Rowes Wharf, Boston, MA, 02110.  Additional information as to GMO and the  directors  and officers of GMO is included in GMO's Form ADV filed with the Commission (File No. 801-15028),  which is incorporated  herein by reference and sets forth the  officers  and  directors  of GMO and  information  as to any business, profession,  vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

     Blackrock   Advisors,   Inc.   ("Blackrock")   is  a  Sub-Adviser  for  the
Registrant's  MGI  Core  Opportunistic  Fixed  Income  Fund.  Blackrock  has its
principal  place of  business  at 40 East  52nd  Street,  New York,  NY,  10022.
Additional  information  as to  Blackrock  and the  directors  and  officers  of
Blackrock is included in Blackrock's  Form ADV filed with the  Commission  (File
No.  801-47710),  which is  incorporated  herein by reference and sets forth the officers  and  directors  of  Blackrock  and  information  as to  any  business, profession,  vocation or employment or a substantial  nature engaged in by those officers and directors during the past two years.

     Western Asset  Management  Company  ("Western")  is a  Sub-Adviser  for the
Registrant's MGI Core Opportunistic Fixed Income Fund. Western has its principal place of business at 385 E. Colorado  Blvd.,  Pasadena,  CA,  91107.  Additional
information  as to Western and the directors and officers of Western is included in Western's Form ADV filed with the Commission (File No.  801-08162),  which is incorporated  herein by reference  and sets forth the officers and  directors of
Western and information as to any business,  profession,  vocation or employment or a substantial  nature engaged in by those  officers and directors  during the past two years.

     Deutsche  Asset   Management   ("Deutsche")   is  a  Sub-Adviser   for  the
Registrant's MGI US Short Maturity Fixed Income Fund. Deutsche has its principal place  of  business  at  345  Park  Avenue,  New  York,  NY,  10154.  Additional
information  as to  Deutsche  and the  directors  and  officers  of  Deutsche is included in Deutsche's  Form ADV filed with the Commission  (File No.  801-252), which is  incorporated  herein by  reference  and sets  forth the  officers  and directors of Deutsche and information as to any business,  profession,  vocation or employment or a substantial nature engaged in by those officers and directors during the past two years.

ITEM 27. PRINCIPAL UNDERWRITER

(a)  MGI Funds  Distributors,  Inc. will serve as principal  underwriter for the following other investment companies:

     Not applicable

(b)  Herewith is the information required by the following table with respect to each  director,  officer or partner of the  underwriter  named in answer to
     Item 20 of Part B: [to be completed by amendment]

                                  Positions and Offices   Positions and Offices
     Name and Business Address*      with Underwriter      with the Registrant

          (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The  accounts,  books and other  documents  required  to be  maintained  by
Section  31(a) of the  Investment  Company Act of 1940,  as  amended,  and rules promulgated  thereunder,  are maintained in the physical  possession of [List of
Locations of Accounts and Records to be completed by amendment]

ITEM 29. MANAGEMENT SERVICES

     There are no management  related service  contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

     Insofar as  indemnification  for liability arising under the Securities Act of 1933 may be permitted to Trustees,  officers and  controlling  persons of the
Registrant  pursuant  to the  provisions  described  in  response to Item 25, or otherwise, the Registrant has been advised that in the opinion of the Securities and  Exchange  Commission  such  indemnification  is  against  public  policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for  indemnification  against  such  liabilities  (other than the payment by the registrant  of expenses  incurred or paid by a Trustee,  officer or  controlling person of the  Registrant  in the  successful  defense  of any  action,  suit or proceeding)  is  asserted  by such  Trustee,  officer or  controlling  person in connection with the securities being registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit  to a  court  of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the
"1933 Act") and the Investment  Company Act of 1940, as amended,  the Registrant has duly caused this  Registration  Statement  to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on
the 28th day of June, 2005.

                                      MGI FUNDS

                                      By:  /s/David M. Goldenberg
                                           David M. Goldenberg
                                           Vice President and Secretary

     Pursuant to the requirements of the 1933 Act, this  Registration  Statement has been signed  below by the  following  persons in the  capacities  and on the dates indicated:

   Signature                      Title                               Date

/s/Robert L. Ash*              Chairman and Trustee               June 28, 2005
Robert L. Ash

/s/Harrison M. Bains, Jr.*     Trustee                            June 28, 2005
Harrison M. Bains, Jr.

/s/Adela Cepeda*               Trustee                            June 28, 2005
Adela Cepeda

/s/Barry S. McInerney*         Trustee, President                 June 28, 2005
Barry S. McInerney             and Chief Executive Officer

/s/Richard S. Joseph           Principal Accounting Officer       June 28, 2005
Richard S. Joseph              and Treasurer

     * By: /s/David M. Goldenberg
           David M. Goldenberg, Attorney-in-Fact
           (Pursuant to Power of Attorney, electronically filed herewith)

                                 EXHIBITS INDEX

EXHIBITS                                                         EXHIBIT NO.
Form of Investment Management Agreement between the
Registrant and Mercer Global Investments, Inc.                      EX-99.d.1

Form of Fee Waiver/Expense Limitation Agreement between
the Registrant and Mercer Global Investments, Inc.                  EX-99.d.1.i

Form of Sub-Advisory Agreement between Mercer Global
Investments, Inc., on behalf of MGI US Large Cap
Growth Equity Fund, and Enhanced Investment Technologies, LLC       EX-99.d.2

Form of Administrative  Services Agreement between the
Registrant and Mercer Global Investments, Inc.                      EX-99.h.4

Power of Attorney appointing David M. Goldenberg,
Bruce G. Leto and Mark A. Sheehan as attorneys-in-fact
and agents to Barry McInerney, Robert Ash, Adela Cepeda
and Harrison M. Bains                                               EX-99.j.2.a

Form of Letter of Understanding Relating to Initial Capital         EX-99.l.1.a

Form of Distribution and Shareholder Services Plan
related to Class S Shares                                           EX-99.m.1

Form of Distribution and Shareholder Services Plan related
to Class Y-1 Shares                                                 EX-99.m.2

Multiple Class Plan pursuant to Rule 18f-3, effective
May 16, 2005, on behalf of each series                              EX-99.n.1

Joint Code of Ethics of Registrant and Mercer Global
Investments, Inc., the investment adviser of the Registrant         EX-99.p.1

Code of Ethics of Enhanced Investment Technologies, LLC,
sub-adviser of MGI US Large Cap Growth Equity Fund                  EX-99.p.2

Code of Ethics of Sands Capital Management, Inc.,
sub-adviser of MGI US Large Cap Growth Equity Fund                  EX-99.p.3

Code of Ethics of Lord Abbett & Co. LLC, sub-adviser
of MGI US Large Cap Value Equity Fund                               EX-99.p.4

Code of Ethics of Pzena Investment Management LLC,
sub-adviser of MGI US Large Cap Value Equity Fund                   EX-99.p.5

Code of Ethics of Westfield Capital Management Company,
sub-adviser of MGI US Small/Mid Cap Growth Equity Fund              EX-99.p.6

Code of Ethics of Mazama Capital Management, Inc.,
sub-adviser of MGI US Small/Mid Cap Growth Equity Fund              EX-99.p.7

Code of Ethics of J.L. Kaplan Associates, LLC, sub-adviser
of MGI US Small/Mid Cap Value Equity Fund                           EX-99.p.8

Code of Ethics of Wells Capital Management Incorporated,
sub-adviser of MGI US Small/Mid Cap Value Equity Fund               EX-99.p.9

Code of Ethics of Grantham, Mayo, Van Otterloo & Co., LLC,
sub-adviser of MGI Non-US Core Equity Fund                          EX-99.p.10

Code of Ethics of Blackrock Advisors, Inc., sub-adviser
of MGI Core Opportunistic Fixed Income Fund                         EX-99.p.11

Code of Ethics of Western Asset Management Company,
sub-adviser of MGI Core Opportunistic Fixed Income Fund             EX-99.p.12

Code of Ethics of Deutsche Asset Management, sub-adviser
of MGI US Short Maturity Fixed Income Fund                          EX-99.p.13